UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2017

Multi-Asset Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AMJVX	11.35%	5.66%	12/1/14
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	9.16%	5.99%	—
Russell 3000 Value Index	—	14.70%	8.73%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	3.21%	2.15%	—
MSCI ACWI ex-U.S. Value Index	—	24.21%	4.40%	—
Blended Index	—	11.04%	6.00%	—
I Class	AMJIX	11.57%	5.87%	12/1/14
Y Class	AMJYX	—	5.17%	4/10/17
A Class	AMJAX			12/1/14
No sales charge		11.08%	5.40%
With sales charge		4.70%	3.34%
C Class	AMJCX	10.16%	4.59%	12/1/14
R Class	AMJWX	10.81%	5.14%	12/1/14
R5 Class	AMJGX	—	5.17%	4/10/17
R6 Class	AMJRX	11.73%	6.03%	12/1/14
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of widely known indices. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index represents 40%, the Russell 3000 Value Index represents 30%, the Bloomberg Barclays U.S. Aggregate Bond Index represents 20% and the MSCI ACWI ex-U.S. Value Index represents 10% of the blended index. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $11,795

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index — $11,905

Russell 3000 Value Index — $12,853

Bloomberg Barclays U.S. Aggregate Bond Index — $10,660

MSCI ACWI ex-U.S. Value Index — $11,379

Blended Index — $11,911

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.33%	1.13%	0.98%	1.58%	2.33%	1.83%	1.13%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, and Radu Gabudean

In June 2017, Scott Wittman left the fund's management team.

Performance Summary

Multi-Asset Income returned 11.35%* for the reporting period ended November 30, 2017. The strategy outperformed the return of its custom-blended benchmark, which consists of 40% equity and 60% fixed-income investments. The portfolio benefited from strong manager selection overall and positive asset allocation, which included more exposure to non-U.S. equity, which performed well, and broad diversification across high income-producing assets, such as utilities and convertible bonds.

As of November 30, 2017, Multi-Asset Income’s 30-day SEC yield was 2.91% after the fee waiver. Without the waiver, the 30-day SEC yield would have been 2.61%. At period end, the fund’s annual distribution rate was 4.63%.

Fund Strategy and Positioning

The fund’s primary objective is income generation, with long-term capital appreciation as a secondary objective. Our asset allocation strategy diversifies investments directly or indirectly among a range of U.S. and foreign income-oriented equity and fixed-income securities. The fund is not required to allocate its assets in any proportion, but maintains broad allocation ranges of 20% to 80% for equities and 20% to 80% for fixed-income securities to allow the team flexibility in pursuing attractive income-generating opportunities across the globe. To gain exposure to broad investment disciplines and categories, the fund invests in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), equity and debt securities, and certain derivative instruments. At period end, the fund’s allocation was 45% equity, 40% fixed-income instruments (including investments in equity and fixed-income mutual funds and ETFs) and 15% in preferred and convertible securities.

High-Yield Fund was the largest holding, and allocation to it was steady throughout the year at roughly one-fifth of the fund. During the reporting period, we increased our exposure to non-U.S. value equities, investment-grade fixed income and master limited partnerships (MLPs) while reducing our weightings in global real estate investment trusts (REITs), convertible bonds, and emerging markets debt. Tactical tilts toward non-U.S. and emerging markets value stocks were beneficial along with an underweight in MLPs for most of the reporting period, which declined slightly. Positioning that detracted somewhat included the fund’s reduction in exposure to convertible bonds, which performed strongly during the period.

Non-U.S. Value Adds to Returns

Fund returns benefited largely from strong manager selection overall and from exposure to non-U.S. equity as well as U.S. value equity. Manager selection was particularly beneficial in MLPs, investment-grade fixed income, and global real estate. The largest contribution to fund results came from International Value Fund, global real estate, High-Yield Fund, and U.S. value equity. In terms of income generation, High-Yield Fund, global real estate, and preferred equities made the greatest contributions to fund performance. The fund benefited from maintaining overweight positions in these top-yielding asset classes.

*All fund returns and yields referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Scaling Back on Convertible Bonds Hurt Returns

One tactical move that was costly was a reduction in exposure to convertible bonds, which performed well during the period. Security selection detracted from returns in High-Yield Fund and Utilities Fund. MLPs also declined slightly during the period, but the impact of that was offset by strong security selection.

Outlook

As 2017 comes toward a close, we see significant tension in financial markets, with competing economic and market trends leaving us with no compelling case for over- or underweighting risk assets. On the one hand, global economic growth has accelerated after years of unprecedented monetary stimulus. However, inflation remains tame and interest rates remain historically low. These conditions support corporate earnings growth, and help justify the lofty valuations of stocks and corporate bonds. On the other hand, central banks around the world are beginning to wind down their stimulus policies, which presents a risk for financial markets that have benefited from government support since the financial crisis. And because stock and bond valuations are high by almost any measure, the risk/reward relationship is skewed. Although valuation is not a good short-term buy/sell signal, it is a good indicator of future expected returns: Higher valuations today suggest more muted returns over the intermediate to longer term. At period end, we raised our expectations for non-U.S. equity returns, preferred equity, and global real estate. Within non-U.S. equity, we believe emerging markets value is attractive because of higher expected yields. Among fixed income assets, we prefer U.S. high yield to investment grade for the yield premium and we have lowered our targets on yield from emerging markets debt.

Multi-Asset Income was created to meet the evolving needs of clients who desire a total income solution. We believe that the pursuit of high income today shouldn’t jeopardize the potential for income tomorrow. Our broadly diversified investment approach, combining the best top-down ideas of American Century Investments’ Multi-Asset Strategies team with the bottom-up security selection of our underlying segment management teams, is designed to create an income-generating portfolio optimized for yield, total return, and risk.

6

Fund Characteristics

NOVEMBER 30, 2017
Types of Investments in Portfolio	% of net assets
Mutual Funds	44.0%
Common Stocks	26.1%
Preferred Stocks	9.0%
Corporate Bonds	5.3%
Convertible Preferred Stocks	2.9%
Convertible Bonds	2.7%
Collateralized Mortgage Obligations	2.6%
Asset-Backed Securities	1.6%
Commercial Mortgage-Backed Securities	1.2%
Exchange-Traded Funds	0.7%
Temporary Cash Investments	3.7%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,037.60	$2.96	0.58%
I Class	$1,000	$1,038.60	$1.94	0.38%
Y Class	$1,000	$1,038.30	$1.18	0.23%
A Class	$1,000	$1,036.30	$4.24	0.83%
C Class	$1,000	$1,031.40	$8.05	1.58%
R Class	$1,000	$1,035.00	$5.51	1.08%
R5 Class	$1,000	$1,038.60	$1.94	0.38%
R6 Class	$1,000	$1,039.40	$1.18	0.23%
Hypothetical
Investor Class	$1,000	$1,022.16	$2.94	0.58%
I Class	$1,000	$1,023.16	$1.93	0.38%
Y Class	$1,000	$1,023.92	$1.17	0.23%
A Class	$1,000	$1,020.91	$4.20	0.83%
C Class	$1,000	$1,017.15	$7.99	1.58%
R Class	$1,000	$1,019.65	$5.47	1.08%
R5 Class	$1,000	$1,023.16	$1.93	0.38%
R6 Class	$1,000	$1,023.92	$1.17	0.23%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares/ Principal Amount	Value
MUTUAL FUNDS(1) — 44.0%
Emerging Markets Debt Fund R6 Class	469,573	$4,892,956
High-Yield Fund R6 Class	2,107,482	12,075,874
International Value Fund R6 Class	866,270	7,779,108
Utilities Fund Investor Class	31,264	590,581
TOTAL MUTUAL FUNDS (Cost $23,809,485)		25,338,519
COMMON STOCKS — 26.1%
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	454	54,562
Airlines†
AirAsia Bhd	6,900	5,297
Korean Air Lines Co. Ltd.(2)	154	4,436
		9,733
Automobiles — 0.1%
Geely Automobile Holdings Ltd.	2,000	7,039
Honda Motor Co. Ltd. ADR	541	18,037
Hyundai Motor Co. Preference Shares	68	6,086
Toyota Motor Corp. ADR	71	8,970
		40,132
Banks — 1.6%
Agricultural Bank of China Ltd., H Shares	49,000	22,848
Banco Bradesco SA Preference Shares	4,000	39,897
Banco Santander Brasil SA ADR	1,000	8,750
Bank Negara Indonesia Persero Tbk PT	33,400	20,005
Bank of China Ltd., H Shares	57,000	27,784
Bank of Communications Co. Ltd., H Shares	7,000	5,198
Bank of the Philippine Islands	7,800	15,980
Bank Rakyat Indonesia (Persero) Tbk PT	74,000	17,564
Barclays Africa Group Ltd.	1,248	14,372
China CITIC Bank Corp. Ltd., H Shares	10,000	6,487
China Construction Bank Corp., H Shares	67,000	58,692
China Merchants Bank Co. Ltd., H Shares	1,500	5,893
Chongqing Rural Commercial Bank Co. Ltd., H Shares	14,000	9,981
CIMB Group Holdings Bhd	11,900	17,618
Comerica, Inc.	74	6,165
Commerce Bancshares, Inc.	289	16,349
First Financial Holding Co. Ltd.	20,000	12,875
Grupo Financiero Santander Mexico SAB de CV, Series B ADR	1,600	13,008
Hana Financial Group, Inc.	147	6,407
Hong Leong Bank Bhd	2,300	8,542
Industrial & Commercial Bank of China Ltd., H Shares	66,000	51,757

10

	Shares/ Principal Amount	Value
Itau Unibanco Holding SA ADR	900	$11,295
JPMorgan Chase & Co.	1,401	146,432
KB Financial Group, Inc.	79	4,346
Malayan Banking Bhd	8,300	18,750
Nedbank Group Ltd.	783	13,213
PNC Financial Services Group, Inc. (The)	1,126	158,271
Public Bank Bhd	1,300	6,329
Standard Bank Group Ltd.	1,931	24,363
SunTrust Banks, Inc.	1,484	91,459
U.S. Bancorp	583	32,152
Wells Fargo & Co.	189	10,673
Woori Bank	578	8,603
		912,058
Capital Markets — 0.3%
AllianceBernstein Holding LP	1,038	25,950
Bank of New York Mellon Corp. (The)	1,794	98,204
BlackRock, Inc.	13	6,515
China Cinda Asset Management Co. Ltd., H Shares	21,000	7,810
China Huarong Asset Management Co. Ltd., H Shares	30,000	13,834
Invesco Ltd.	167	6,040
Investec Ltd.	1,606	11,143
Northern Trust Corp.	270	26,401
		195,897
Chemicals — 0.3%
Air Products & Chemicals, Inc.	579	94,400
Hanwha Chemical Corp.	589	15,824
Hyosung Corp.	143	17,740
LG Chem Ltd. Preference Shares	40	9,223
Lotte Chemical Corp.	59	19,536
Nan Ya Plastics Corp.	7,000	17,685
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	26,000	15,522
		189,930
Commercial Services and Supplies — 0.3%
Republic Services, Inc.	2,618	170,013
Communications Equipment — 0.1%
Cisco Systems, Inc.	1,497	55,838
Construction and Engineering†
China Railway Group Ltd., H Shares	19,000	14,251
Hyundai Engineering & Construction Co. Ltd.	181	5,842
		20,093
Construction Materials†
Cemex SAB de CV ADR(2)	2,100	15,939
Containers and Packaging — 0.1%
Bemis Co., Inc.	968	45,419
International Paper Co.	446	25,248
		70,667

11

	Shares/ Principal Amount	Value
Distributors†
Genuine Parts Co.	96	$8,925
Diversified Consumer Services†
New Oriental Education & Technology Group, Inc. ADR	100	8,486
TAL Education Group ADR	200	5,576
		14,062
Diversified Financial Services — 0.1%
Chailease Holding Co. Ltd.	6,000	17,486
FirstRand Ltd.	1,645	6,774
		24,260
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	3,935	143,156
China Communications Services Corp. Ltd., H Shares	22,000	14,058
Orange Polska SA(2)	7,751	11,983
Telekomunikasi Indonesia Persero Tbk PT	13,600	4,201
Verizon Communications, Inc.	853	43,409
		216,807
Electric Utilities — 0.9%
Edison International	1,400	113,778
Enel Chile SA	114,878	12,429
Eversource Energy	1,582	102,593
Inter RAO UES PJSC	177,000	11,040
Interconexion Electrica SA ESP	2,602	11,904
PG&E Corp.	1,116	60,532
Pinnacle West Capital Corp.	1,240	113,844
Xcel Energy, Inc.	1,373	70,861
		496,981
Electrical Equipment — 0.1%
Emerson Electric Co.	427	27,678
Electronic Equipment, Instruments and Components — 0.1%
AU Optronics Corp.	16,000	6,837
Hon Hai Precision Industry Co. Ltd.	17,000	57,262
		64,099
Energy Equipment and Services — 0.3%
Schlumberger Ltd.	2,504	157,376
Equity Real Estate Investment Trusts (REITs) — 7.2%
American Tower Corp.	239	34,399
Boston Properties, Inc.	150	18,807
Brixmor Property Group, Inc.	6,514	117,708
Community Healthcare Trust, Inc.	9,700	264,422
Concentradora Fibra Hotelera Mexicana SA de CV	115,063	74,094
CoreCivic, Inc.	5,226	122,863
CubeSmart	5,483	156,485
Fibra Uno Administracion SA de CV	3,900	6,098
Fortress REIT Ltd., A Shares	14,226	17,895
Gaming and Leisure Properties, Inc.	6,045	219,554
GEO Group, Inc. (The)	5,018	133,178

12

	Shares/ Principal Amount	Value
Healthcare Trust of America, Inc., Class A	8,918	$272,802
Iron Mountain, Inc.	6,447	263,489
Kimco Realty Corp.	6,681	123,732
Klepierre SA	4,628	191,238
Macerich Co. (The)	2,152	139,342
Medical Properties Trust, Inc.	18,041	246,981
MGM Growth Properties LLC, Class A	7,932	232,249
NorthStar Realty Europe Corp.	20,045	290,853
Pebblebrook Hotel Trust	4,827	185,695
Spirit Realty Capital, Inc.	25,323	216,258
STAG Industrial, Inc.	9,584	271,227
STORE Capital Corp.	10,697	276,197
VEREIT, Inc.	22,838	178,136
Weyerhaeuser Co.	2,612	92,413
		4,146,115
Food and Staples Retailing — 0.2%
CVS Health Corp.	574	43,968
Wal-Mart Stores, Inc.	795	77,298
		121,266
Food Products — 0.3%
Campbell Soup Co.	136	6,705
General Mills, Inc.	2,289	129,466
Mondelez International, Inc., Class A	961	41,265
		177,436
Gas Utilities — 0.6%
Atmos Energy Corp.	1,182	109,087
ONE Gas, Inc.	1,671	132,427
Spire, Inc.	1,325	108,981
		350,495
Health Care Equipment and Supplies — 0.3%
Medtronic plc	2,067	169,763
Health Care Providers and Services — 0.1%
Qualicorp SA	600	5,622
Quest Diagnostics, Inc.	223	21,956
		27,578
Hotels, Restaurants and Leisure†
Genting Bhd	6,100	13,133
Household Durables†
LG Electronics, Inc.	185	15,374
Household Products — 0.5%
Procter & Gamble Co. (The)	2,995	269,520
Independent Power and Renewable Electricity Producers†
Enel Generacion Chile SA ADR	200	4,928
Industrial Conglomerates — 0.3%
3M Co.	339	82,425
DMCI Holdings, Inc.	51,200	15,359
Fosun International Ltd.	8,000	16,736

13

	Shares/ Principal Amount	Value
Hanwha Corp.	422	$16,090
LG Corp.	127	10,619
SK Holdings Co. Ltd.	20	5,365
		146,594
Insurance — 0.4%
BB Seguridade Participacoes SA	600	4,927
China Life Insurance Co. Ltd., H Shares	2,000	6,517
Chubb Ltd.	608	92,483
Dongbu Insurance Co. Ltd.	288	18,123
Hyundai Marine & Fire Insurance Co. Ltd.	188	7,495
Marsh & McLennan Cos., Inc.	383	32,145
MetLife, Inc.	456	24,478
MMI Holdings Ltd.	4,330	6,338
People's Insurance Co. Group of China Ltd. (The), H Shares	21,000	10,904
Ping An Insurance Group Co., H Shares	1,000	9,888
Sul America SA	1,500	8,198
		221,496
Internet Software and Services — 0.1%
Alibaba Group Holding Ltd. ADR(2)	45	7,968
Tencent Holdings Ltd.	200	10,324
YY, Inc. ADR(2)	100	10,319
		28,611
IT Services — 0.1%
Automatic Data Processing, Inc.	460	52,652
Infosys Ltd. ADR	200	3,112
International Business Machines Corp.	159	24,481
		80,245
Media†
Astro Malaysia Holdings Bhd	16,100	11,181
Time Warner, Inc.	136	12,445
		23,626
Metals and Mining — 0.2%
Alrosa PJSC	8,500	11,163
Aluminum Corp. of China Ltd., H Shares(2)	16,000	10,623
Jastrzebska Spolka Weglowa SA(2)	388	9,835
Vale SA ADR	4,100	43,870
Vedanta Resources plc	1,655	15,479
		90,970
Mortgage Real Estate Investment Trusts (REITs) — 1.5%
Blackstone Mortgage Trust, Inc., Class A	8,916	291,731
New Residential Investment Corp.	16,190	286,401
Starwood Property Trust, Inc.	13,085	283,683
		861,815
Multi-Utilities — 0.2%
Ameren Corp.	1,034	66,135

14

	Shares/ Principal Amount	Value
NorthWestern Corp.	896	$57,577
		123,712
Oil, Gas and Consumable Fuels — 7.2%
Adaro Energy Tbk PT	65,900	8,318
Antero Midstream Partners LP	11,233	309,469
BP Midstream Partners LP(2)	10,138	185,221
Chevron Corp.	1,121	133,388
China Petroleum & Chemical Corp., H Shares	40,000	28,663
China Shenhua Energy Co. Ltd., H Shares	8,000	19,792
CNOOC Ltd.	13,000	17,788
Enterprise Products Partners LP	25,911	638,188
EQT GP Holdings LP	6,279	160,554
EQT Midstream Partners LP	3,249	222,946
Exxaro Resources Ltd.	538	5,790
Exxon Mobil Corp.	170	14,159
Formosa Petrochemical Corp.	4,000	14,146
Gazprom PJSC ADR	924	4,132
Grupa Lotos SA	263	4,197
GS Holdings Corp.	304	17,069
Hess Midstream Partners LP	8,711	184,151
LUKOIL PJSC ADR	304	16,899
MPLX LP	6,152	220,611
Noble Midstream Partners LP	3,993	197,454
Occidental Petroleum Corp.	295	20,798
Petroleo Brasileiro SA ADR(2)	3,100	29,078
Phillips 66 Partners LP	6,991	327,598
Plains All American Pipeline LP	10,161	198,140
Polski Koncern Naftowy Orlen SA	335	10,524
Reliance Industries Ltd. GDR	727	20,266
Royal Dutch Shell plc, Class A ADR	899	57,644
Shell Midstream Partners LP	13,543	366,338
SK Innovation Co. Ltd.	38	7,268
Spectra Energy Partners LP	9,926	406,172
TOTAL SA ADR	2,888	163,316
Transneft PJSC Preference Shares	4	12,250
Tupras Turkiye Petrol Rafinerileri AS	312	9,659
Williams Partners LP	3,074	112,816
Yanzhou Coal Mining Co. Ltd., H Shares	8,000	7,532
		4,152,334
Personal Products — 0.1%
LG Household & Health Care Ltd. Preference Shares	25	16,167
Unilever NV ADR	692	39,956
		56,123
Pharmaceuticals — 1.0%
Eli Lilly & Co.	244	20,652
Johnson & Johnson	1,798	250,515
Merck & Co., Inc.	988	54,607

15

	Shares/ Principal Amount	Value
Pfizer, Inc.	2,715	$98,446
Roche Holding AG ADR	4,822	152,279
		576,499
Real Estate Management and Development — 0.1%
China Evergrande Group(2)	5,000	16,734
China Vanke Co. Ltd., H Shares	4,800	17,575
Country Garden Holdings Co.	9,000	14,286
Shimao Property Holdings Ltd.	4,000	7,899
Sino-Ocean Group Holding Ltd.	24,500	15,446
		71,940
Road and Rail†
Norfolk Southern Corp.	42	5,822
Semiconductors and Semiconductor Equipment — 0.3%
Applied Materials, Inc.	670	35,356
Maxim Integrated Products, Inc.	1,711	89,536
Phison Electronics Corp.	1,000	10,190
SK Hynix, Inc.	166	11,830
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	200	7,920
		154,832
Software — 0.2%
Microsoft Corp.	375	31,564
Oracle Corp. (New York)	1,964	96,354
		127,918
Technology Hardware, Storage and Peripherals — 0.2%
Catcher Technology Co. Ltd.	1,000	10,875
Compal Electronics, Inc.	12,000	8,360
Lite-On Technology Corp.	7,000	8,652
Pegatron Corp.	5,000	11,494
Samsung Electronics Co. Ltd.	29	68,136
Samsung Electronics Co. Ltd. Preference Shares	5	9,723
Wistron Corp.	15,000	11,659
		128,899
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	4,445	62,497
Tobacco†
Gudang Garam Tbk PT	2,900	16,430
Transportation Infrastructure†
Zhejiang Expressway Co. Ltd., H Shares	8,000	9,610
Water Utilities†
Cia de Saneamento Basico do Estado de Sao Paulo ADR	700	6,979
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Series L ADR	800	13,680
China Mobile Ltd.	4,000	40,590
SK Telecom Co. Ltd.	30	7,304

16

	Shares/ Principal Amount	Value
Vodacom Group Ltd.	1,554	$16,450
		78,024
TOTAL COMMON STOCKS (Cost $14,059,987)		15,065,634
PREFERRED STOCKS — 9.0%
Banks — 5.0%
Bank of America Corp., 5.20%	33,000	34,199
Bank of America Corp., 6.50%	712,000	810,861
Citigroup, Inc., 5.90%	33,000	35,627
Citigroup, Inc., 5.95%	774,000	832,630
U.S. Bancorp, 5.30%	269,000	292,538
U.S. Bancorp, 6.50%	18,100	520,737
Wells Fargo & Co., 8.00%	14,258	365,005
		2,891,597
Capital Markets — 1.0%
Goldman Sachs Group, Inc. (The), 5.30%	537,000	574,321
Electric Utilities — 0.8%
Pacific Gas & Electric Co., 4.50%	9,388	239,864
Pacific Gas & Electric Co., 4.80%	1,937	50,943
Pacific Gas & Electric Co., 5.00%	5,666	147,939
		438,746
Equity Real Estate Investment Trusts (REITs) — 0.8%
DDR Corp., 6.25%	500	12,640
Federal Realty Investment Trust, 5.00%	318	7,925
Kimco Realty Corp., 5.625%	530	13,451
Public Storage, 5.40%	16,039	415,731
		449,747
Industrial Conglomerates — 0.4%
General Electric Co., 5.00%	217,000	222,154
Multi-Utilities — 1.0%
SCE Trust II, 5.10%	23,483	599,521
TOTAL PREFERRED STOCKS (Cost $4,920,586)		5,176,086
CORPORATE BONDS — 5.3%
Automobiles — 0.2%
Daimler Finance North America LLC, 2.00%, 8/3/18(3)	$10,000	10,007
Ford Motor Co., 4.35%, 12/8/26	45,000	46,924
General Motors Financial Co., Inc., 5.25%, 3/1/26	35,000	38,068
		94,999
Banks — 1.0%
Capital One Financial Corp., 4.20%, 10/29/25	40,000	41,000
Citigroup, Inc., 4.00%, 8/5/24	35,000	36,334
SunTrust Banks, Inc., VRN, 5.125%, 12/15/27(4)	148,000	146,612
Wells Fargo & Co., MTN, 4.65%, 11/4/44	25,000	26,853
Wells Fargo & Co., VRN, 7.98%, 3/15/18(4)	351,000	356,914
		607,713

17

		Shares/ Principal Amount	Value
Beverages — 0.1%
Constellation Brands, Inc., 4.75%, 12/1/25		$35,000	$38,426
Biotechnology — 0.1%
AbbVie, Inc., 3.60%, 5/14/25		25,000	25,580
Celgene Corp., 5.00%, 8/15/45		25,000	27,594
			53,174
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		35,000	37,282
Capital Markets — 0.3%
Charles Schwab Corp. (The), VRN, 5.00%, 12/1/27(4)		160,000	161,600
Diversified Financial Services — 0.2%
JPMorgan Chase & Co., VRN, 5.15%, 5/1/23(4)		75,000	78,187
Morgan Stanley, MTN, 4.00%, 7/23/25		40,000	41,921
			120,108
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.45%, 4/1/24		39,000	41,199
Energy Equipment and Services — 0.1%
Ensco plc, 8.00%, 1/31/24		11,000	10,835
Transocean, Inc., 9.00%, 7/15/23(3)		25,000	27,094
			37,929
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.375%, 10/15/26		25,000	24,586
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28		35,000	34,683
Crown Castle International Corp., 5.25%, 1/15/23		20,000	21,983
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		35,000	35,437
VEREIT Operating Partnership LP, 4.125%, 6/1/21		20,000	20,810
			137,499
Food and Staples Retailing†
Tesco plc, MTN, 5.50%, 12/13/19	GBP	10,000	14,676
Gas Utilities — 0.8%
Enbridge, Inc., 4.50%, 6/10/44		$25,000	25,320
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		35,000	40,650
MPLX LP, 4.875%, 12/1/24		22,000	23,659
Plains All American Pipeline LP, VRN, 6.125%, 11/15/22(4)		330,000	327,113
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27		30,000	29,567
Williams Cos., Inc. (The), 3.70%, 1/15/23		35,000	35,175
			481,484
Health Care Equipment and Supplies — 0.1%
Abbott Laboratories, 3.75%, 11/30/26		25,000	25,533
Medtronic, Inc., 3.50%, 3/15/25		35,000	36,195
			61,728
Health Care Providers and Services — 0.2%
DaVita, Inc., 5.125%, 7/15/24		35,000	35,678
Express Scripts Holding Co., 4.50%, 2/25/26		25,000	26,415
HCA, Inc., 3.75%, 3/15/19		25,000	25,375
Tenet Healthcare Corp., 4.75%, 6/1/20		25,000	25,632

18

	Shares/ Principal Amount	Value
UnitedHealth Group, Inc., 3.75%, 7/15/25	$35,000	$36,843
		149,943
Hotels, Restaurants and Leisure — 0.2%
International Game Technology plc, 6.25%, 2/15/22(3)	35,000	38,369
MGM Resorts International, 6.625%, 12/15/21	25,000	27,875
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	45,000	49,644
		115,888
Household Durables — 0.2%
Lennar Corp., 4.75%, 5/30/25	35,000	36,269
M.D.C. Holdings, Inc., 5.50%, 1/15/24	35,000	37,089
Toll Brothers Finance Corp., 5.625%, 1/15/24	25,000	27,344
		100,702
Insurance — 0.1%
American International Group, Inc., 4.125%, 2/15/24	25,000	26,410
Liberty Mutual Group, Inc., VRN, 4.23%, 12/15/17, resets quarterly off the 3-month LIBOR plus 2.91%(3)	25,000	24,563
		50,973
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.15%, 8/22/27(3)	50,000	50,120
Internet Software and Services — 0.1%
Symantec Corp., 5.00%, 4/15/25(3)	50,000	52,500
Machinery — 0.1%
Oshkosh Corp., 5.375%, 3/1/22	35,000	36,313
Media — 0.4%
21st Century Fox America, Inc., 6.90%, 8/15/39	25,000	33,370
Comcast Corp., 4.75%, 3/1/44	25,000	27,775
CSC Holdings LLC, 6.75%, 11/15/21	15,000	16,163
Discovery Communications LLC, 3.95%, 3/20/28	30,000	29,417
DISH DBS Corp., 5.125%, 5/1/20	35,000	36,094
Lamar Media Corp., 5.375%, 1/15/24	35,000	36,925
Time Warner, Inc., 3.80%, 2/15/27	35,000	34,959
Viacom, Inc., 3.125%, 6/15/22	50,000	49,004
		263,707
Metals and Mining — 0.1%
Steel Dynamics, Inc., 5.00%, 12/15/26	35,000	37,078
Teck Resources Ltd., 4.75%, 1/15/22	15,000	15,825
		52,903
Mortgage Real Estate Investment Trusts (REITs)†
Starwood Property Trust, Inc., 5.00%, 12/15/21	15,000	15,656
Multi-Utilities — 0.2%
Dominion Energy, Inc., 4.90%, 8/1/41	25,000	28,206
Exelon Corp., 4.45%, 4/15/46	25,000	26,763
NextEra Energy Capital Holdings, Inc., VRN, 4.66%, 12/2/17, resets quarterly off the 3-month LIBOR plus 3.35%	40,000	40,000
		94,969
Oil, Gas and Consumable Fuels — 0.1%
Newfield Exploration Co., 5.75%, 1/30/22	35,000	37,581

19

	Shares/ Principal Amount	Value
Petrobras Global Finance BV, 5.30%, 1/27/25(3)	$14,000	$14,014
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	15,000	15,440
		67,035
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47	25,000	25,650
Pharmaceuticals — 0.1%
Allergan Funding SCS, 3.85%, 6/15/24	25,000	25,602
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	35,000	34,464
		60,066
Specialty Retail — 0.1%
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	35,000	35,175
Technology Hardware, Storage and Peripherals†
Seagate HDD Cayman, 4.75%, 6/1/23	24,000	24,345
TOTAL CORPORATE BONDS (Cost $3,064,931)		3,083,762
CONVERTIBLE PREFERRED STOCKS — 2.9%
Banks — 1.2%
Bank of America Corp., 7.25%	420	553,560
Wells Fargo & Co., 7.50%	84	112,644
		666,204
Equity Real Estate Investment Trusts (REITs) — 0.8%
Welltower, Inc., 6.50%	7,804	485,487
Machinery — 0.9%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	4,481	548,922
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,568,163)		1,700,613
CONVERTIBLE BONDS — 2.7%
Air Freight and Logistics — 0.3%
Air Transport Services Group, Inc., 1.125%, 10/15/24(3)	$57,000	59,422
Canadian Imperial Bank of Commerce, (convertible into United Parcel Service, Inc., Class B), 2.65%, 3/29/18(3)(5)	695	83,270
Credit Suisse AG, (convertible into United Parcel Service, Inc., Class B), 2.90%, 1/30/18(3)(5)	407	46,949
		189,641
Diversified Financial Services — 0.3%
Canadian Imperial Bank of Commerce, (convertible into Berkshire Hathaway, Inc., Class B), 1.13%, 3/15/18(3)(5)	813	147,155
Food Products — 0.1%
Credit Suisse AG, (convertible into Mondelez International, Inc., Class A), 3.85%, 1/9/18(3)(5)	213	9,211
UBS AG, (convertible into Mondelez International, Inc., Class A), 3.35%, 3/9/18(3)(5)	1,734	74,488
		83,699
Health Care Equipment and Supplies — 0.1%
Morgan Stanley B.V., (convertible into Zimmer Biomet Holdings, Inc.), 1.80%, 5/4/18(3)(5)	371	43,326
Multiline Retail — 0.1%
Royal Bank of Canada, (convertible into Target Corp.), 7.10%, 5/25/18(3)(5)	939	53,071

20

	Shares/ Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.3%
Goldman Sachs International, (convertible into EQT Corp.), 3.43%, 12/11/17(3)(5)	$2,768	$160,046
Semiconductors and Semiconductor Equipment — 1.4%
Intel Corp., 3.49%, 12/15/35	31,000	51,770
Microchip Technology, Inc., 1.625%, 2/15/27(3)	371,000	433,838
Teradyne, Inc., 1.25%, 12/15/23(3)	205,000	285,335
		770,943
Specialty Retail — 0.2%
Goldman Sachs International, (convertible into L Brands, Inc.), 12.93%, 1/16/18(3)(5)	544	25,415
Merrill Lynch International & Co C.V., (convertible into Lowe’s Cos., Inc), 4.80%, 5/17/18(3)(5)	862	69,723
		95,138
TOTAL CONVERTIBLE BONDS (Cost $1,378,151)		1,543,019
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 2.6%
Private Sponsor Collateralized Mortgage Obligations — 1.8%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.48%, 12/1/17(7)	20,118	20,391
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.61%, 12/1/17(7)	4,721	4,616
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 12/1/17(7)	57,584	57,848
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.52%, 12/1/17(7)	1,595	1,546
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	5,012	5,178
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.09%, 12/1/17(7)	25,074	24,874
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.54%, 12/1/17(7)	8,208	8,157
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 12/1/17(7)	30,346	30,703
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.41%, 12/1/17(7)	8,751	8,392
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.37%, 12/1/17(7)	30,451	31,168
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 12/1/17(7)	19,225	19,433
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.49%, 12/1/17(7)	11,098	11,149
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.67%, 12/1/17(7)	8,142	8,154
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.61%, 12/1/17(7)	5,673	5,535
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.15%, 12/1/17(7)	532	556
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 12/1/17(7)	28,587	29,402
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/1/17(3)(7)	75,000	76,819
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.04%, 12/26/17(7)	28,749	28,130

21

	Shares/ Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.07%, 12/1/17(7)	$12,003	$11,832
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.23%, 12/1/17(7)	5,572	5,618
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.32%, 12/1/17(7)	12,249	12,673
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.69%, 12/1/17(7)	15,330	15,650
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	86,577	86,483
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	20,760	20,654
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.36%, 12/1/17(7)	4,837	4,881
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.34%, 12/1/17(7)	5,501	5,540
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	15,006	14,909
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	22,265	22,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	13,415	13,543
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	90,129	90,989
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.17%, 12/1/17(7)	7,211	7,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.34%, 12/1/17(7)	4,205	4,106
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.23%, 12/1/17(7)	25,578	25,862
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.39%, 12/1/17(7)	50,395	50,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 12/1/17(7)	25,706	25,728
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.62%, 12/1/17(7)	15,616	15,418
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 12/1/17(7)	36,514	35,775
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.68%, 12/1/17(7)	38,534	36,077
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	22,482	22,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	11,509	11,467
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	9,607	9,751
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	20,216	20,152
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	34,412	34,634
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	54,384	54,759
		1,031,375
U.S. Government Agency Collateralized Mortgage Obligations — 0.8%
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.58%, 12/26/17, resets monthly off the 1-month LIBOR plus 3.25%	50,000	56,034

22

	Shares/ Principal Amount	Value
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.20%	$96,908	$98,263
FNMA, Series 2014-C02, Class 1M2, VRN, 3.93%, 12/27/17, resets monthly off the 1-month LIBOR plus 2.60%	20,000	21,071
FNMA, Series 2016-C03, Class 2M2, VRN, 7.23%, 12/27/17, resets monthly off the 1-month LIBOR plus 5.90%	5,000	5,793
FNMA, Series 2016-C04, Class 1M1, VRN, 2.78%, 12/27/17, resets monthly off the 1-month LIBOR plus 1.45%	19,446	19,648
FNMA, Series 2016-C04, Class 1M2, VRN, 5.58%, 12/27/17, resets monthly off the 1-month LIBOR plus 4.25%	10,000	11,134
FNMA, Series 2016-C05, Class 2M1, VRN, 2.68%, 12/27/17, resets monthly off the 1-month LIBOR plus 1.35%	32,690	32,898
FNMA, Series 2017-C03, Class 1M1, VRN, 2.28%, 12/27/17, resets monthly off the 1-month LIBOR plus 0.95%	128,113	128,807
FNMA, Series 2017-C05, Class 1M2, VRN, 3.53%, 12/27/17, resets monthly off the 1-month LIBOR plus 2.20%	50,000	49,815
FNMA, Series 2017-C06, Class 1M1, VRN, 2.08%, 12/27/17, resets monthly off the 1-month LIBOR plus 0.75%	44,443	44,555
		468,018
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,472,500)		1,499,393
ASSET-BACKED SECURITIES(6) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(3)	50,000	49,909
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(3)	15,000	15,024
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	25,000	25,169
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	42,418	42,270
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(3)	21,209	21,064
Colony American Homes, Series 2014-2A, Class A, VRN, 2.20%, 12/17/17, resets monthly off the 1-month LIBOR plus 0.95%(3)	33,230	33,317
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.50%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.25%(3)	24,880	25,048
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(3)	25,000	24,973
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	75,000	74,935
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(3)	40,000	39,856
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	5,648	5,616
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	39,465	38,915
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	8,490	8,456
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.10%, 12/17/17, resets monthly off the 1-month LIBOR plus 0.85%(3)	25,000	25,135
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 2.40%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.15%(3)	25,000	25,197

23

	Shares/ Principal Amount	Value
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, VRN, 3.50%, 12/20/17(3)(7)	$5,963	$5,998
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	37,161	36,734
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(3)	6,193	6,139
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(3)	48,590	48,198
Progress Residential Trust, Series 2017-SFR2, Class A, 2.90%, 12/17/34(3)(8)	25,000	24,896
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.67%, 12/18/17, resets monthly off the 1-month LIBOR plus 1.40%(3)	15,000	15,162
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 8/17/34(3)	24,957	24,818
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	6,391	6,392
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, VRN, 2.28%, 12/20/17(3)(7)	17,235	17,235
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	5,840	5,826
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(3)	13,146	13,099
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(3)	16,014	16,027
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	4,424	4,406
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(3)	9,750	9,375
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 12/1/17(3)(7)	75,000	75,215
Towd Point Mortgage Trust 2017-3, Series 2017-3, Class M1, VRN, 3.50%, 12/1/17(3)(7)	100,000	100,669
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A, VRN, 1.76%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.50%(3)	50,000	50,160
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	33,478	33,239
TOTAL ASSET-BACKED SECURITIES (Cost $948,700)		948,472
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 1.2%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	25,000	25,311
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	50,000	50,809
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(3)	25,000	25,262
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.86%, 12/1/17(7)	25,000	26,829
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/17(7)	10,000	10,523
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/17(7)	35,000	37,449
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 12/1/17(7)	15,000	15,643

24

	Shares/ Principal Amount	Value
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 12/1/17(7)	$25,000	$25,243
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(3)	25,000	25,408
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(3)	25,000	25,449
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(3)	25,000	25,258
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, 3.67%, 11/15/27	25,000	25,750
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.95%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.70%(3)	50,000	50,093
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	15,000	15,225
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 12/1/17(7)	25,000	25,499
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	25,000	24,504
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 3.08%, 12/1/17(3)(7)	10,000	9,712
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 12/1/17(7)	25,000	25,748
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	20,000	20,463
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class B, VRN, 5.08%, 12/15/17(7)	25,000	26,705
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	25,000	24,730
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	25,000	24,533
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	25,000	25,304
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	50,000	50,270
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, 7/15/50	25,000	25,274
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $673,229)		666,994
EXCHANGE-TRADED FUNDS — 0.7%
iShares MSCI Emerging Markets Index Fund	500	23,050
iShares MSCI India ETF	4,050	140,859
iShares MSCI South Korea Capped ETF	173	13,001
iShares MSCI Thailand Capped ETF	620	55,571
iShares Russell 1000 Value ETF	1,310	161,169
TOTAL EXCHANGE-TRADED FUNDS (Cost $381,362)		393,650

25

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,077,039	$2,077,039
U.S. Treasury Bills, 1.30%, 5/3/18(9)(10)	$50,000	49,722
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,126,768)		2,126,761
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $54,403,862)		57,542,903
OTHER ASSETS AND LIABILITIES — 0.2%		93,233
TOTAL NET ASSETS — 100.0%		$57,636,136

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	684,748	USD	38,057	Goldman Sachs & Co.	12/20/17	$1,138
ARS	113,149	USD	6,183	Goldman Sachs & Co.	12/20/17	294
USD	43,967	ARS	797,897	Goldman Sachs & Co.	12/20/17	(1,705)
USD	134,995	AUD	176,414	JPMorgan Chase Bank N.A.	12/20/17	1,569
USD	135,092	AUD	177,373	JPMorgan Chase Bank N.A.	12/20/17	940
USD	879	AUD	1,154	JPMorgan Chase Bank N.A.	12/20/17	6
BRL	1,106	USD	349	Morgan Stanley	12/20/17	(12)
BRL	10,899	USD	3,426	Morgan Stanley	12/20/17	(103)
BRL	288,030	USD	88,285	Morgan Stanley	12/20/17	(450)
BRL	150,000	USD	45,995	Morgan Stanley	12/20/17	(253)
USD	121,089	BRL	378,319	Morgan Stanley	12/20/17	5,720
USD	22,439	BRL	71,716	Morgan Stanley	12/20/17	569
CHF	1,844	USD	1,899	Credit Suisse AG	12/20/17	(22)
CHF	7,198	USD	7,244	Credit Suisse AG	12/20/17	83
CHF	136,263	USD	137,168	Credit Suisse AG	12/20/17	1,534
CHF	3,218	USD	3,299	Credit Suisse AG	12/29/17	(20)
USD	81,287	CHF	76,490	Credit Suisse AG	12/20/17	3,427
USD	763	CHF	728	Credit Suisse AG	12/20/17	21
USD	115,816	CHF	110,592	Credit Suisse AG	12/20/17	3,244
USD	1,689	CHF	1,628	Credit Suisse AG	12/20/17	32
USD	34,531	CHF	33,247	Credit Suisse AG	12/20/17	689
USD	1,108	CHF	1,074	Credit Suisse AG	12/20/17	14
USD	2,382	CHF	2,317	Credit Suisse AG	12/20/17	24
USD	233,828	CHF	228,824	Credit Suisse AG	12/20/17	907
USD	1,136	CHF	1,105	Credit Suisse AG	12/20/17	12
USD	3,696	CHF	3,677	Credit Suisse AG	12/20/17	(47)
USD	130,060	CHF	125,622	Credit Suisse AG	12/29/17	2,069
USD	5,504	CHF	5,358	Credit Suisse AG	12/29/17	45
USD	5,193	CHF	5,141	Credit Suisse AG	12/29/17	(45)
CLP	1,562,232	USD	2,480	JPMorgan Chase Bank N.A.	12/20/17	(67)
CLP	58,341,100	USD	90,827	JPMorgan Chase Bank N.A.	12/20/17	(700)
USD	81,566	CLP	50,407,980	JPMorgan Chase Bank N.A.	12/20/17	3,694
USD	14,824	CLP	9,495,352	JPMorgan Chase Bank N.A.	12/20/17	155

26

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	354,977,277	USD	120,403	Goldman Sachs & Co.	12/20/17	$(2,912)
COP	45,466,399	USD	15,318	Goldman Sachs & Co.	12/20/17	(270)
COP	4,589,199	USD	1,549	Goldman Sachs & Co.	12/20/17	(30)
COP	410,203,118	USD	134,446	Goldman Sachs & Co.	12/20/17	1,323
COP	2,761,623	USD	900	Goldman Sachs & Co.	12/20/17	14
COP	7,308,668	USD	2,406	Goldman Sachs & Co.	12/20/17	13
USD	135,943	COP	405,032,875	Goldman Sachs & Co.	12/20/17	1,885
USD	1,832	COP	5,541,292	Goldman Sachs & Co.	12/20/17	(2)
EUR	118,275	USD	139,701	JPMorgan Chase Bank N.A.	12/20/17	1,227
EUR	189	USD	221	JPMorgan Chase Bank N.A.	12/20/17	4
EUR	3,475	USD	4,101	UBS AG	12/29/17	43
EUR	4,645	USD	5,435	UBS AG	12/29/17	103
EUR	6,059	USD	7,069	UBS AG	12/29/17	156
EUR	5,833	USD	6,817	UBS AG	12/29/17	137
EUR	5,219	USD	6,057	UBS AG	12/29/17	166
EUR	3,954	USD	4,673	UBS AG	12/29/17	41
EUR	4,234	USD	5,009	UBS AG	12/29/17	40
EUR	11,501	USD	13,679	UBS AG	12/29/17	35
USD	2,406	EUR	2,066	JPMorgan Chase Bank N.A.	12/20/17	(56)
USD	561	EUR	480	JPMorgan Chase Bank N.A.	12/20/17	(11)
USD	203,279	EUR	174,110	JPMorgan Chase Bank N.A.	12/20/17	(4,178)
USD	104,894	EUR	88,498	UBS AG	12/29/17	(629)
USD	186,057	EUR	156,974	UBS AG	12/29/17	(1,116)
USD	5,514	EUR	4,656	UBS AG	12/29/17	(38)
USD	9,130	EUR	7,728	UBS AG	12/29/17	(85)
USD	7,860	EUR	6,649	UBS AG	12/29/17	(68)
USD	88,311	EUR	75,555	UBS AG	12/29/17	(1,780)
USD	4,899	EUR	4,212	UBS AG	12/29/17	(123)
USD	4,136	EUR	3,555	UBS AG	12/29/17	(104)
USD	3,951	EUR	3,386	UBS AG	12/29/17	(87)
USD	5,081	EUR	4,378	UBS AG	12/29/17	(139)
GBP	61,380	USD	81,309	Credit Suisse AG	12/20/17	1,752
GBP	10,607	USD	14,263	Credit Suisse AG	12/20/17	91
GBP	1,789	USD	2,366	Morgan Stanley	12/29/17	56
GBP	1,063	USD	1,396	Morgan Stanley	12/29/17	43
GBP	1,415	USD	1,872	Morgan Stanley	12/29/17	44
USD	14,580	GBP	11,085	Credit Suisse AG	12/20/17	(421)
USD	582	GBP	440	Credit Suisse AG	12/20/17	(14)
USD	573	GBP	431	Credit Suisse AG	12/20/17	(10)
USD	1,959	GBP	1,463	Credit Suisse AG	12/20/17	(21)
USD	1,846	GBP	1,361	Credit Suisse AG	12/20/17	5
USD	90,941	GBP	68,292	Credit Suisse AG	12/20/17	(1,474)
USD	48,567	GBP	35,956	Morgan Stanley	12/29/17	(112)
USD	1,356	GBP	1,009	Morgan Stanley	12/29/17	(10)
USD	1,436	GBP	1,081	Morgan Stanley	12/29/17	(27)
USD	2,526	GBP	1,930	Morgan Stanley	12/29/17	(88)
27

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,703	GBP	2,053	Morgan Stanley	12/29/17	$(76)
USD	1,312	GBP	975	Morgan Stanley	12/29/17	(8)
HUF	503,386	USD	1,927	JPMorgan Chase Bank N.A.	12/20/17	(12)
HUF	269,634	USD	1,011	JPMorgan Chase Bank N.A.	12/20/17	15
USD	137,162	HUF	36,268,377	JPMorgan Chase Bank N.A.	12/20/17	(860)
USD	1,934	HUF	508,426	JPMorgan Chase Bank N.A.	12/20/17	(1)
USD	572	HUF	151,697	JPMorgan Chase Bank N.A.	12/20/17	(5)
USD	140,503	HUF	37,472,938	JPMorgan Chase Bank N.A.	12/20/17	(2,103)
IDR	710,326,651	USD	52,230	Goldman Sachs & Co.	12/20/17	107
IDR	3,046,543,988	USD	224,324	Goldman Sachs & Co.	12/20/17	144
IDR	3,046,543,988	USD	224,324	Goldman Sachs & Co.	12/20/17	144
INR	162,543	USD	2,473	Goldman Sachs & Co.	12/20/17	39
USD	119,243	INR	7,697,104	Goldman Sachs & Co.	12/20/17	299
USD	360	INR	23,271	Goldman Sachs & Co.	12/20/17	1
USD	19,676	INR	1,297,213	Goldman Sachs & Co.	12/20/17	(370)
JPY	13,258,173	USD	122,603	Credit Suisse AG	12/20/17	(4,696)
JPY	28,736	USD	262	Credit Suisse AG	12/20/17	(6)
JPY	12,897,507	USD	116,842	Credit Suisse AG	12/20/17	(2,142)
JPY	80,009	USD	721	Credit Suisse AG	12/20/17	(9)
JPY	114,076	USD	1,028	Credit Suisse AG	12/20/17	(14)
JPY	205,217	USD	1,836	Credit Suisse AG	12/20/17	(11)
JPY	90,291	USD	804	Credit Suisse AG	12/20/17	(1)
JPY	4,623,854	USD	41,220	Credit Suisse AG	12/20/17	(100)
JPY	306,863	USD	2,732	Credit Suisse AG	12/20/17	(3)
JPY	82,159	USD	733	Credit Suisse AG	12/20/17	(3)
JPY	25,991,963	USD	230,712	Credit Suisse AG	12/20/17	439
JPY	157,431	USD	1,393	Credit Suisse AG	12/20/17	7
JPY	582,336	USD	5,130	Credit Suisse AG	12/20/17	49
JPY	417,162	USD	3,671	Credit Suisse AG	12/20/17	39
JPY	38,671	USD	342	Credit Suisse AG	12/29/17	3
USD	3,211	JPY	353,681	Credit Suisse AG	12/20/17	66
USD	1,514	JPY	169,760	Credit Suisse AG	12/20/17	4
USD	15,110	JPY	1,710,944	Credit Suisse AG	12/20/17	(106)
USD	1,956	JPY	221,835	Credit Suisse AG	12/20/17	(17)
USD	9,700	JPY	1,078,261	Credit Suisse AG	12/29/17	104
USD	266	JPY	29,813	Credit Suisse AG	12/29/17	—
USD	226	JPY	25,586	Credit Suisse AG	12/29/17	(2)
USD	3,178	JPY	361,683	Credit Suisse AG	12/29/17	(40)
USD	381	JPY	43,380	Credit Suisse AG	12/29/17	(5)
USD	384	JPY	43,860	Credit Suisse AG	12/29/17	(6)
USD	327	JPY	36,972	Credit Suisse AG	12/29/17	(2)
USD	7,831	JPY	883,204	Credit Suisse AG	12/29/17	(28)
USD	1,775	JPY	199,629	Credit Suisse AG	12/29/17	(1)
KRW	263,556,289	USD	229,923	Morgan Stanley	12/21/17	12,392
USD	199,509	KRW	225,155,412	Morgan Stanley	12/21/17	(7,501)
USD	2,007	KRW	2,264,625	Morgan Stanley	12/21/17	(75)

28

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	31,577	KRW	36,136,252	Morgan Stanley	12/21/17	$(1,647)
MYR	1,454,007	USD	346,936	Goldman Sachs & Co.	12/20/17	8,502
MYR	243,803	USD	57,716	Goldman Sachs & Co.	12/20/17	1,883
MYR	18,603	USD	4,405	Goldman Sachs & Co.	12/20/17	142
MYR	4,521	USD	1,072	Goldman Sachs & Co.	12/20/17	33
MYR	5,067	USD	1,201	Goldman Sachs & Co.	12/20/17	38
MYR	2,482	USD	588	Goldman Sachs & Co.	12/20/17	19
USD	4,739	MYR	19,921	Goldman Sachs & Co.	12/20/17	(131)
USD	11,143	MYR	46,587	Goldman Sachs & Co.	12/20/17	(246)
USD	11,086	MYR	46,857	Goldman Sachs & Co.	12/20/17	(368)
USD	1,820	MYR	7,631	Goldman Sachs & Co.	12/20/17	(46)
NOK	625,124	USD	80,897	JPMorgan Chase Bank N.A.	12/20/17	(5,716)
NOK	4,907	USD	625	JPMorgan Chase Bank N.A.	12/20/17	(35)
NOK	4,957	USD	636	JPMorgan Chase Bank N.A.	12/20/17	(40)
NOK	119,383	USD	15,023	JPMorgan Chase Bank N.A.	12/20/17	(665)
NOK	3,800	USD	465	JPMorgan Chase Bank N.A.	12/20/17	(8)
NOK	1,178,268	USD	143,514	JPMorgan Chase Bank N.A.	12/20/17	(1,809)
USD	2,930	NOK	22,829	JPMorgan Chase Bank N.A.	12/20/17	184
USD	337	NOK	2,626	JPMorgan Chase Bank N.A.	12/20/17	21
NZD	5,007	USD	3,658	JPMorgan Chase Bank N.A.	12/20/17	(237)
NZD	636	USD	446	JPMorgan Chase Bank N.A.	12/20/17	(12)
NZD	129,394	USD	88,818	JPMorgan Chase Bank N.A.	12/20/17	(399)
USD	79,965	NZD	110,858	JPMorgan Chase Bank N.A.	12/20/17	4,212
USD	15,149	NZD	20,989	JPMorgan Chase Bank N.A.	12/20/17	806
USD	1,142	NZD	1,597	JPMorgan Chase Bank N.A.	12/20/17	51
USD	1,131	NZD	1,593	JPMorgan Chase Bank N.A.	12/20/17	42
PEN	389,109	USD	119,645	Morgan Stanley	12/20/17	632
PEN	739	USD	228	Morgan Stanley	12/20/17	1
PEN	59,714	USD	18,222	Morgan Stanley	12/20/17	236
USD	136,915	PEN	449,562	Morgan Stanley	12/20/17	(2,048)
PHP	7,168,943	USD	139,964	Goldman Sachs & Co.	12/20/17	2,261
PHP	10,446	USD	203	Goldman Sachs & Co.	12/20/17	4
PHP	1,252,202	USD	24,486	Goldman Sachs & Co.	12/20/17	357
PHP	99,194	USD	1,913	Goldman Sachs & Co.	12/20/17	55
PHP	43,612	USD	843	Goldman Sachs & Co.	12/20/17	23
PHP	18,567	USD	359	Goldman Sachs & Co.	12/20/17	10
PHP	14,019	USD	269	Goldman Sachs & Co.	12/20/17	9
USD	182	PHP	9,368	Goldman Sachs & Co.	12/20/17	(4)
USD	4,338	PHP	222,458	Goldman Sachs & Co.	12/20/17	(75)
USD	291	PHP	14,864	Goldman Sachs & Co.	12/20/17	(4)
USD	56,691	PHP	2,942,557	Goldman Sachs & Co.	12/20/17	(1,686)
USD	520	PHP	26,736	Goldman Sachs & Co.	12/20/17	(10)
PLN	500,366	USD	137,237	Goldman Sachs & Co.	12/20/17	4,548
USD	138,510	PLN	500,366	Goldman Sachs & Co.	12/20/17	(3,276)
RUB	4,687,867	USD	81,140	Morgan Stanley	12/20/17	(1,079)
RUB	814,233	USD	13,974	Morgan Stanley	12/20/17	(69)

29

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,219	RUB	188,084	Morgan Stanley	12/20/17	$7
USD	90,630	RUB	5,314,016	Morgan Stanley	12/20/17	(124)
SEK	26,572	USD	3,347	JPMorgan Chase Bank N.A.	12/20/17	(168)
SEK	744,536	USD	91,555	JPMorgan Chase Bank N.A.	12/20/17	(2,498)
SEK	2,696	USD	334	JPMorgan Chase Bank N.A.	12/20/17	(12)
SEK	1,733	USD	208	JPMorgan Chase Bank N.A.	12/20/17	—
SEK	1,698,599	USD	203,728	JPMorgan Chase Bank N.A.	12/20/17	(551)
USD	121,685	SEK	962,531	JPMorgan Chase Bank N.A.	12/20/17	6,553
USD	22,385	SEK	181,945	JPMorgan Chase Bank N.A.	12/20/17	621
USD	90,355	SEK	754,225	JPMorgan Chase Bank N.A.	12/20/17	139
USD	300	SEK	2,503	JPMorgan Chase Bank N.A.	12/20/17	1
USD	670	SEK	5,606	JPMorgan Chase Bank N.A.	12/20/17	(1)
SGD	121,975	USD	90,105	Credit Suisse AG	12/29/17	349
USD	90,380	SGD	121,975	Credit Suisse AG	12/29/17	(75)
THB	515,770	USD	15,587	Goldman Sachs & Co.	12/20/17	224
THB	128,854	USD	3,893	Goldman Sachs & Co.	12/20/17	57
THB	556,847	USD	16,712	Goldman Sachs & Co.	12/20/17	358
USD	481,992	THB	15,941,870	Goldman Sachs & Co.	12/20/17	(6,693)
USD	1,344	THB	44,424	Goldman Sachs & Co.	12/20/17	(18)
USD	87,393	THB	2,911,856	Goldman Sachs & Co.	12/20/17	(1,867)
USD	582	THB	19,426	Goldman Sachs & Co.	12/20/17	(13)
USD	2,867	THB	95,367	Goldman Sachs & Co.	12/20/17	(56)
USD	2,608	THB	86,546	Goldman Sachs & Co.	12/20/17	(45)
TRY	137,251	USD	39,029	Goldman Sachs & Co.	12/20/17	(4,179)
TRY	696	USD	197	Goldman Sachs & Co.	12/20/17	(20)
TRY	25,295	USD	6,952	Goldman Sachs & Co.	12/20/17	(529)
TRY	326,742	USD	89,423	Goldman Sachs & Co.	12/20/17	(6,458)
TRY	15,177	USD	4,069	Goldman Sachs & Co.	12/20/17	(216)
TRY	536,079	USD	141,618	Goldman Sachs & Co.	12/20/17	(5,499)
USD	134,981	TRY	520,620	Goldman Sachs & Co.	12/20/17	2,788
USD	134,712	TRY	520,620	Goldman Sachs & Co.	12/20/17	2,519
TWD	4,170,216	USD	137,431	JPMorgan Chase Bank N.A.	12/20/17	1,636
TWD	16,903	USD	561	JPMorgan Chase Bank N.A.	12/20/17	3
USD	3,796	TWD	114,344	JPMorgan Chase Bank N.A.	12/20/17	(17)
ZAR	1,905,720	USD	137,271	Goldman Sachs & Co.	12/20/17	1,321
USD	135,409	ZAR	1,905,720	Goldman Sachs & Co.	12/20/17	(3,182)
						$598

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	1	March 2018	$100,000	$133,172	$(994)

30

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$300,000	$23,926	$2,785	$26,711
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$100,000	2,392	77	2,469
					$26,318	$2,862	$29,180

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

31

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	MYR	-	Malaysian Ringgit
ARS	-	Argentine Peso	NOK	-	Norwegian Krone
AUD	-	Australian Dollar	NZD	-	New Zealand Dollar
BRL	-	Brazilian Real	PEN	-	Peruvian Sol
CDX	-	Credit Derivatives Indexes	PHP	-	Philippine Peso
CHF	-	Swiss Franc	PLN	-	Polish Zloty
CLP	-	Chilean Peso	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
COP	-	Colombian Peso
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation	RUB	-	Russian Ruble
FNMA	-	Federal National Mortgage Association	SEK	-	Swedish Krona
GBP	-	British Pound	SEQ	-	Sequential Payer
GDR	-	Global Depositary Receipt	SGD	-	Singapore Dollar
HUF	-	Hungarian Forint	THB	-	Thai Baht
IDR	-	Indonesian Rupiah	TRY	-	Turkish Lira
INR	-	Indian Rupee	TWD	-	Taiwanese Dollar
JPY	-	Japanese Yen	USD	-	United States Dollar
KRW	-	South Korean Won	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note	ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,995,013, which represented 5.2% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)	Equity-linked debt security. The aggregated value of these securities at the period end was $712,654, which represented 1.2% of total net assets.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(8)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(9)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $31,822.

(10)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

32

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities - unaffiliated, at value (cost of $30,594,377)	$32,204,384
Investment securities - affiliated, at value (cost of $23,809,485)	25,338,519
Total investment securities, at value (cost of $54,403,862)	57,542,903
Receivable for investments sold	178,227
Receivable for capital shares sold	12,271
Receivable for variation margin on swap agreements	402
Unrealized appreciation on forward foreign currency exchange contracts	87,861
Dividends and interest receivable	190,883
58,012,547

Liabilities
Disbursements in excess of demand deposit cash	92,915
Payable for investments purchased	138,357
Payable for capital shares redeemed	26,024
Payable for variation margin on futures contracts	469
Unrealized depreciation on forward foreign currency exchange contracts	87,263
Accrued management fees	27,906
Distribution and service fees payable	3,124
Accrued other expenses	353
376,411

Net Assets	$57,636,136

Net Assets Consist of:
Capital (par value and paid-in surplus)	$55,053,273
Distributions in excess of net investment income	(51,696)
Accumulated net realized loss	(507,199)
Net unrealized appreciation	3,141,758
$57,636,136

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$46,964,160	4,565,778	$10.29
I Class, $0.01 Par Value	$2,254,719	219,129	$10.29
Y Class, $0.01 Par Value	$5,259	511	$10.29
A Class, $0.01 Par Value	$2,199,877	213,827	$10.29*
C Class, $0.01 Par Value	$2,350,483	228,568	$10.28
R Class, $0.01 Par Value	$1,949,541	189,532	$10.29
R5 Class, $0.01 Par Value	$5,261	511	$10.30
R6 Class, $0.01 Par Value	$1,906,836	185,325	$10.29
*Maximum offering price $10.92 (net asset value divided by 0.9425).

See Notes to Financial Statements.

33

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Income distributions from underlying funds (including $1,091,725 from affiliated funds)	$1,602,859
Dividends (net of foreign taxes withheld of $7,377)	758,817
Interest	356,043
2,717,719

Expenses:
Management fees	491,422
Distribution and service fees:
A Class	5,995
C Class	19,553
R Class	9,290
Directors' fees and expenses	1,689
Other expenses	6,134
534,083
Fees waived(1)	(187,766)
346,317

Net investment income (loss)	2,371,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $468,426 from affiliated funds)	544,890
Forward foreign currency exchange contract transactions	24,578
Futures contract transactions	1,574
Swap agreement transactions	22,960
Foreign currency translation transactions	(3,711)
Capital gain distributions received from affiliated funds	15,136
605,427

Change in net unrealized appreciation (depreciation) on:
Investments (including $1,402,903 from affiliated funds)	2,994,818
Forward foreign currency exchange contracts	(57,814)
Futures contracts	(994)
Swap agreements	(5,014)
Translation of assets and liabilities in foreign currencies	1,822
2,932,818

Net realized and unrealized gain (loss)	3,538,245

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,909,647

(1)	Amount consists of $154,071, $6,582, $11, $8,096, $6,577, $6,258, $11 and $6,160 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$2,371,402	$942,432
Net realized gain (loss)	605,427	(676,412)
Change in net unrealized appreciation (depreciation)	2,932,818	879,551
Net increase (decrease) in net assets resulting from operations	5,909,647	1,145,571

Distributions to Shareholders
From net investment income:
Investor Class	(2,149,271)	(542,473)
I Class	(95,222)	(91,140)
Y Class	(143)	—
A Class	(107,508)	(84,948)
C Class	(72,496)	(59,003)
R Class	(78,177)	(67,155)
R5 Class	(138)	—
R6 Class	(92,225)	(80,939)
Decrease in net assets from distributions	(2,595,180)	(925,658)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,667,409	35,535,653

Net increase (decrease) in net assets	4,981,876	35,755,566

Net Assets
Beginning of period	52,654,260	16,898,694
End of period	$57,636,136	$52,654,260

Undistributed (distributions in excess of) net investment income	$(51,696)	$63,471

See Notes to Financial Statements.

35

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Income Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds, equity and debt securities, and certain derivative instruments. The fund may invest in affiliated and unaffiliated funds (collectively, the underlying funds) to an unlimited extent. The fund will assume the risks associated with the underlying funds. The fund's investment objective is to seek income. Long-term capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

36

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

37

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds. ACIM owns 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors.

38

The annual management fee and the effective annual management fee after waiver for each class for the period ended November 30, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.90%	0.57%
I Class	0.70%	0.37%
Y Class	0.55%	0.22%
A Class	0.90%	0.57%
C Class	0.90%	0.57%
R Class	0.90%	0.57%
R5 Class	0.70%	0.37%
R6 Class	0.55%	0.22%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $112,889,979, of which $1,006,755 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $109,829,068, of which $728,167 represented U.S. Treasury and Government Agency obligations.

39

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	1,184,007	$11,926,804	3,832,643	$37,402,279
Issued in reinvestment of distributions	205,337	2,057,631	51,396	492,964
Redeemed	(1,293,026)	(13,045,080)	(325,053)	(3,105,776)
	96,318	939,355	3,558,986	34,789,467
I Class/Shares Authorized	45,000,000		45,000,000
Sold	42,054	431,975	2,572	25,000
Issued in reinvestment of distributions	9,486	95,222	9,584	91,140
Redeemed	(13,581)	(139,012)	(40,233)	(400,000)
	37,959	388,185	(28,077)	(283,860)
Y Class/Shares Authorized	50,000,000		N/A
Sold	497	5,000
Issued in reinvestment of distributions	14	143
	511	5,143
A Class/Shares Authorized	45,000,000		45,000,000
Sold	75,183	764,923	63,714	619,774
Issued in reinvestment of distributions	10,740	107,508	8,877	84,948
Redeemed	(119,789)	(1,218,980)	(114)	(1,090)
	(33,866)	(346,549)	72,477	703,632
C Class/Shares Authorized	45,000,000		45,000,000
Sold	40,433	413,870	11,611	112,482
Issued in reinvestment of distributions	7,240	72,496	6,200	59,003
Redeemed	(1,316)	(13,258)	(2,691)	(26,634)
	46,357	473,108	15,120	144,851
R Class/Shares Authorized	50,000,000		45,000,000
Sold	3,445	35,079	3,501	34,253
Issued in reinvestment of distributions	7,804	78,177	7,051	67,155
Redeemed	(246)	(2,452)	(81)	(784)
	11,003	110,804	10,471	100,624
R5 Class/Shares Authorized	50,000,000		N/A
Sold	497	5,000
Issued in reinvestment of distributions	14	138
	511	5,138
R6 Class/Shares Authorized	50,000,000		45,000,000
Issued in reinvestment of distributions	9,192	92,225	8,488	80,939
Net increase (decrease)	167,985	$1,667,409	3,637,465	$35,535,653

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the Y Class and R5 Class.

40

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended November 30, 2017 follows (amounts
in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$5,806	$2,129	$3,258	$216	$4,893	470	$30	$265
Emerging Markets Value Fund I Class (formerly Institutional Class)	1,321	1,007	2,324	(4)	—	—	269	49
High-Yield Fund R6 Class	11,352	6,057	5,559	226	12,076	2,107	18	619
International Value Fund R6 Class	4,480	4,791	2,435	943	7,779	866	152	135
Utilities Fund Investor Class	512	87	30	22	591	31	(1)	39
	$23,471	$14,071	$13,606	$1,403	$25,339	3,474	$468	$1,107

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

41

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$25,338,519	—	—
Common Stocks	13,260,567	$1,805,067	—
Preferred Stocks	2,082,949	3,093,137	—
Corporate Bonds	—	3,083,762	—
Convertible Preferred Stocks	—	1,700,613	—
Convertible Bonds	—	1,543,019	—
Collateralized Mortgage Obligations	—	1,499,393	—
Asset-Backed Securities	—	948,472	—
Commercial Mortgage-Backed Securities	—	666,994	—
Exchange-Traded Funds	393,650	—	—
Temporary Cash Investments	2,077,039	49,722	—
	$43,152,724	$14,390,179	—
Other Financial Instruments
Swap Agreements	—	$29,180	—
Forward Foreign Currency Exchange Contracts	—	87,861	—
	—	$117,041	—

Liabilities
Other Financial Instruments
Futures Contracts	$994	—	—
Forward Foreign Currency Exchange Contracts	—	$87,263	—
	$994	$87,263	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation
(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $489,667.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of

42

entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $100,000 futures contracts purchased.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.
Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $9,940,068.

Value of Derivative Instruments as of November 30, 2017
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$402	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	87,861	Unrealized depreciation on forward foreign currency exchange contracts	$87,263
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	469
		$88,263		$87,732

* Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$22,960	Change in net unrealized appreciation (depreciation) on swap agreements	$(5,014)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(2,325)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	24,578	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(57,814)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	3,899	Change in net unrealized appreciation (depreciation) on futures contracts	(994)
		$49,112		$(63,822)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

10. Federal Tax Information

On December 28, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 27, 2017 of $0.0137 for the Investor Class, I Class, Y, Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 28, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 27, 2017:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1028	$0.1046	$0.1060	$0.1004	$0.0934	$0.0981	$0.1046	$0.1060

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,578,887	$925,658
Long-term capital gains	$16,293	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$55,040,048
Gross tax appreciation of investments	$2,804,549
Gross tax depreciation of investments	(301,694)
Net tax appreciation (depreciation) of investments	2,502,855
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	3,438
Net tax appreciation (depreciation)	$2,506,293
Undistributed ordinary income	—
Accumulated long-term gains	$82,598
Late-year ordinary loss deferral	$(6,028)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.69	0.43	0.65	1.08	(0.48)	—	(0.48)	$10.29	11.35%	0.58%	0.91%	4.29%	3.96%	209%	$46,964
2016	$9.40	0.42	0.31	0.73	(0.44)	—	(0.44)	$9.69	7.92%	0.61%	0.92%	4.50%	4.19%	195%	$43,297
2015	$10.00	0.39	(0.57)	(0.18)	(0.39)	(0.03)	(0.42)	$9.40	(1.84)%	0.59%	0.91%	4.08%	3.76%	127%	$8,559
I Class(4)
2017	$9.69	0.45	0.65	1.10	(0.50)	—	(0.50)	$10.29	11.57%	0.38%	0.71%	4.49%	4.16%	209%	$2,255
2016	$9.40	0.47	0.28	0.75	(0.46)	—	(0.46)	$9.69	8.14%	0.41%	0.72%	4.70%	4.39%	195%	$1,756
2015	$10.00	0.42	(0.58)	(0.16)	(0.41)	(0.03)	(0.44)	$9.40	(1.65)%	0.39%	0.71%	4.28%	3.96%	127%	$1,967
Y Class
2017(5)	$10.06	0.25	0.26	0.51	(0.28)	—	(0.28)	$10.29	5.17%	0.23%(6)	0.56%(6)	3.81%(6)	3.48%(6)	209%(7)	$5
A Class
2017	$9.69	0.41	0.64	1.05	(0.45)	—	(0.45)	$10.29	11.08%	0.83%	1.16%	4.04%	3.71%	209%	$2,200
2016	$9.40	0.42	0.28	0.70	(0.41)	—	(0.41)	$9.69	7.65%	0.86%	1.17%	4.25%	3.94%	195%	$2,400
2015	$10.00	0.38	(0.58)	(0.20)	(0.37)	(0.03)	(0.40)	$9.40	(2.08)%	0.84%	1.16%	3.83%	3.51%	127%	$1,647
C Class
2017	$9.69	0.33	0.64	0.97	(0.38)	—	(0.38)	$10.28	10.16%	1.58%	1.91%	3.29%	2.96%	209%	$2,350
2016	$9.40	0.35	0.28	0.63	(0.34)	—	(0.34)	$9.69	6.83%	1.61%	1.92%	3.50%	3.19%	195%	$1,765
2015	$10.00	0.31	(0.58)	(0.27)	(0.31)	(0.02)	(0.33)	$9.40	(2.79)%	1.59%	1.91%	3.08%	2.76%	127%	$1,570

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$9.69	0.38	0.65	1.03	(0.43)	—	(0.43)	$10.29	10.81%	1.08%	1.41%	3.79%	3.46%	209%	$1,950
2016	$9.40	0.40	0.28	0.68	(0.39)	—	(0.39)	$9.69	7.37%	1.11%	1.42%	4.00%	3.69%	195%	$1,730
2015	$10.00	0.36	(0.58)	(0.22)	(0.35)	(0.03)	(0.38)	$9.40	(2.32)%	1.09%	1.41%	3.58%	3.26%	127%	$1,580
R5 Class
2017(5)	$10.06	0.24	0.27	0.51	(0.27)	—	(0.27)	$10.30	5.17%	0.38%(6)	0.71%(6)	3.66%(6)	3.33%(6)	209%(7)	$5
R6 Class
2017	$9.69	0.47	0.64	1.11	(0.51)	—	(0.51)	$10.29	11.73%	0.23%	0.56%	4.64%	4.31%	209%	$1,907
2016	$9.40	0.48	0.28	0.76	(0.47)	—	(0.47)	$9.69	8.30%	0.26%	0.57%	4.85%	4.54%	195%	$1,707
2015	$10.00	0.44	(0.58)	(0.14)	(0.43)	(0.03)	(0.46)	$9.40	(1.51)%	0.24%	0.56%	4.43%	4.11%	127%	$1,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Income Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Income Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

48

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

49

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

50

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

51

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

52

connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

53

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

54

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

55

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Strategic Asset Allocations, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$2,127,079,770	$134,155,587
Barry Fink	$2,126,743,433	$134,491,924
Jan M. Lewis	$2,126,069,749	$135,165,608
Stephen E. Yates	$2,126,696,429	$134,538,928
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

56

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For corporate taxpayers, the fund hereby designates $313,174, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,293, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

58

Notes

59

Notes

60

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91040 1801

Annual Report

November 30, 2017

Strategic Allocation: Aggressive Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	19.30%	10.06%	5.65%	—	2/15/96
S&P 500 Index	—	22.87%	15.73%	8.29%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	3.21%	1.98%	3.98%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.76%	0.22%	0.35%	—	—
I Class	AAAIX	19.64%	10.30%	5.86%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		19.02%	9.81%	5.39%	—
With sales charge		12.16%	8.52%	4.76%	—
C Class	ASTAX	18.07%	8.96%	4.60%	—	11/27/01
R Class	AAARX	18.64%	9.51%	5.11%	—	3/31/05
R5 Class	ASAUX	—	—	—	11.80%	4/10/17
R6 Class	AAAUX	19.70%	—	—	8.98%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $17,328

S&P 500 Index — $22,199

Bloomberg Barclays U.S. Aggregate Bond Index — $14,784

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,360

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.16%	0.96%	1.41%	2.16%	1.66%	0.96%	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

In June 2017, Scott Wittman left the fund's management team.

Performance Summary

Strategic Allocation: Aggressive returned 19.30%* for the fiscal year ended November 30, 2017. Improved global economic strength spurred a worldwide rally in equities, with non-U.S. small-cap and emerging markets stocks leading the way. U.S. stocks continued to reach record levels after the 2016 U.S. Presidential election, led by technology stocks, which rose more than 40% as a sector. In the U.S., large-cap stocks beat mid-cap and small-cap equities, while growth outperformed value across all market capitalizations. Emerging markets stocks outperformed developed non-U.S. equities, and both outperformed U.S. core equities. In fixed income, the U.S. Federal Reserve increased its target interest rate three times in the 12-month period, from 0.50% to 1.25%. The U.S. 10-year Treasury yield ended unchanged, while short-term rates climbed. The U.S. dollar weakened during the period, benefiting unhedged non-U.S. bond prices. Inflation remained muted over the period, dampening U.S. Treasury inflation-protected securities (TIPS) returns.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with an overweight to stocks but moved to a neutral allocation across stocks, bonds, and cash during the period. This hurt returns as stocks continued to outperform, but we remain cautious about rising risk exposure with stocks at elevated levels this late into the economic and financial market cycle. Within the equity segment, the fund was neutral in allocation across regions and capitalizations. We maintained an overweight to the large-cap growth and mid-cap growth segments and a corresponding underweight to large-cap value and mid-cap value. In the bond segment, we generally favored non-U.S. corporate bonds and U.S. Treasuries over other developed-market government bonds.

From a return perspective, an underweight to emerging markets stocks and an overweight to non-U.S. developed market stocks detracted from relative returns along with an underweight position in small-cap stocks. On the other hand, the fund’s overweight to U.S. growth stocks and corresponding underweight to value stocks aided returns.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Equities Contributed Overall

The U.S. equity portion of Strategic Allocation: Aggressive produced gains, with large-cap core and large-cap growth stocks making key contributions to total returns. All segments of U.S. equity added to absolute returns to some extent. Emerging markets equities also contributed along with international large-cap growth and other non-U.S. developed markets stocks. Within emerging markets, strong stock selection and an overweight in technology contributed along with overall stock selection in China.

Overall, security selection detracted from portfolio results. The leading detractors were stock selection among the mid-cap growth and large-cap value stock segments. Within mid-cap growth, stock selection in information technology, health care, and consumer discretionary hurt returns the most. Among large-cap value stocks, selection was weakest in the industrials, consumer discretionary, and utilities sectors. The contribution of non-U.S. developed markets equities and U.S. large-cap core equity stocks to benchmark-relative performance partly offset that.

Fixed-Income Components Added to Returns

All fixed-income components added to positive returns during the period with U.S. high-yield bonds contributing the most, but security selection detracted slightly. U.S. high-quality bonds and global bonds also added to relative returns.

Outlook

As 2017 comes toward a close, we see significant tension in financial markets, with competing economic and market trends leaving us with no compelling case for over- or underweighting risk assets at present. On the one hand, economic growth is positive around the globe thanks to years of unprecedented monetary stimulus. At the same time, inflation remains tame and interest rates are low by historical standards. These conditions are supportive of corporate earnings growth and help justify the lofty valuations of stocks and corporate bonds. On the other hand, central banks around the world are beginning to wind down their stimulus policies, presenting a risk for financial markets that have been operating with government support since the financial crisis. And because stock and bond valuations are high by almost any measure, the risk/reward relationship is skewed. Of course, valuation is not a good short-term buy/sell signal—what’s rich can keep getting richer for some time. But it is a good indicator of future expected returns: Higher valuations today suggest more muted returns over the intermediate to longer term.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies. By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking. It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.5%
Amazon.com, Inc.	1.2%
Apple, Inc.	1.2%
Facebook, Inc., Class A	1.1%
Microsoft Corp.	0.8%
Boeing Co. (The)	0.6%
Pfizer, Inc.	0.5%
Tencent Holdings Ltd.	0.5%
Applied Materials, Inc.	0.5%
Cisco Systems, Inc.	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	53.6%
United Kingdom	3.6%
Japan	3.1%
China	2.9%
Other Countries	14.7%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.0 years
Average Duration (effective)	5.3 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	53.6%
Foreign Common Stocks*	24.3%
Corporate Bonds	8.1%
U.S. Treasury Securities	6.1%
U.S. Government Agency Mortgage-Backed Securities	2.1%
Sovereign Governments and Agencies	1.3%
Collateralized Mortgage Obligations	0.7%
Exchange-Traded Funds	0.6%
Commercial Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.5%
Municipal Securities	0.5%
Commercial Paper	0.4%
U.S. Government Agency Securities	0.1%
Convertible Preferred Stocks	—**
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.8)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,083.90	$5.80	1.11%
I Class	$1,000	$1,084.30	$4.75	0.91%
A Class	$1,000	$1,082.10	$7.10	1.36%
C Class	$1,000	$1,078.00	$10.99	2.11%
R Class	$1,000	$1,079.90	$8.39	1.61%
R5 Class	$1,000	$1,084.30	$4.75	0.91%
R6 Class	$1,000	$1,084.40	$3.97	0.76%
Hypothetical
Investor Class	$1,000	$1,019.50	$5.62	1.11%
I Class	$1,000	$1,020.51	$4.61	0.91%
A Class	$1,000	$1,018.25	$6.88	1.36%
C Class	$1,000	$1,014.49	$10.66	2.11%
R Class	$1,000	$1,017.00	$8.14	1.61%
R5 Class	$1,000	$1,020.51	$4.61	0.91%
R6 Class	$1,000	$1,021.26	$3.85	0.76%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 77.9%
Aerospace and Defense — 1.3%
AAR Corp.	3,622	$150,603
Astronics Corp.(1)	13	539
Boeing Co. (The)	20,921	5,790,933
Curtiss-Wright Corp.	3,897	484,007
General Dynamics Corp.	5,569	1,153,674
Hexcel Corp.	3,373	209,126
KLX, Inc.(1)	2,339	131,241
Kratos Defense & Security Solutions, Inc.(1)	7,227	75,378
L3 Technologies, Inc.	4,966	986,198
Lockheed Martin Corp.	3,470	1,107,346
Mercury Systems, Inc.(1)	2,038	106,363
Textron, Inc.	22,707	1,265,007
United Technologies Corp.	8,750	1,062,688
		12,523,103
Air Freight and Logistics — 0.3%
Royal Mail plc	43,570	259,743
XPO Logistics, Inc.(1)	29,386	2,322,375
		2,582,118
Airlines — 0.5%
Air France-KLM(1)	13,658	194,223
American Airlines Group, Inc.	9,149	461,933
Delta Air Lines, Inc.	30,713	1,625,332
Deutsche Lufthansa AG	15,764	542,093
InterGlobe Aviation Ltd.	19,674	342,324
Qantas Airways Ltd.	90,847	395,423
Ryanair Holdings plc ADR(1)	9,074	1,106,484
		4,667,812
Auto Components — 0.9%
BorgWarner, Inc.	17,126	953,576
Bridgestone Corp.	15,000	683,674
Cooper Tire & Rubber Co.	1,341	49,282
Delphi Automotive plc	25,499	2,668,980
Faurecia	2,185	167,197
Hota Industrial Manufacturing Co. Ltd.	81,851	363,686
Ichikoh Industries Ltd.	30,000	292,536
LCI Industries	408	53,407
Mando Corp.	2,205	674,094
Motherson Sumi Systems Ltd.	120,031	682,988
Nokian Renkaat Oyj	3,151	137,719
Schaeffler AG Preference Shares	14,668	255,923

10

	Shares/ Principal Amount	Value
Stoneridge, Inc.(1)	754	$17,206
Tenneco, Inc.	1,595	94,759
Toyota Boshoku Corp.	12,400	257,644
TS Tech Co. Ltd.	6,400	263,194
Valeo SA	9,786	710,476
		8,326,341
Automobiles — 0.8%
Brilliance China Automotive Holdings Ltd.	432,000	1,142,896
Daimler AG	2,174	179,885
Fiat Chrysler Automobiles NV	8,914	153,170
Ford Motor Co.	109,300	1,368,436
Geely Automobile Holdings Ltd.	279,000	981,869
Honda Motor Co. Ltd.	1,700	56,738
Honda Motor Co. Ltd. ADR	36,521	1,217,610
Peugeot SA	20,712	428,392
Subaru Corp.	8,100	265,606
Suzuki Motor Corp.	8,500	458,495
Tofas Turk Otomobil Fabrikasi AS	69,921	557,323
Toyota Motor Corp.	17,200	1,083,775
		7,894,195
Banks — 6.2%
ABN AMRO Group NV CVA	1,360	40,252
Ameris Bancorp	2,003	99,349
Australia & New Zealand Banking Group Ltd.	42,145	915,456
Banco Bilbao Vizcaya Argentaria SA	41,755	357,351
Banco do Brasil SA	86,500	790,892
Banco Macro SA ADR	3,290	334,067
Banco Santander Brasil SA ADR	6,880	60,200
Banco Santander SA	79,783	536,521
Bank Mandiri Persero Tbk PT	1,534,800	842,175
Bank of America Corp.	158,671	4,469,762
Bank of Hawaii Corp.	4,612	391,467
Bank of the Ozarks, Inc.	5,213	251,371
Bank Rakyat Indonesia Persero Tbk PT	2,609,500	619,358
BankUnited, Inc.	6,016	223,976
BB&T Corp.	62,444	3,085,982
Bendigo and Adelaide Bank Ltd.	18,987	168,255
BNP Paribas SA	27,933	2,115,939
Boston Private Financial Holdings, Inc.	5,078	83,025
CaixaBank SA	84,610	402,674
Capitec Bank Holdings Ltd.	7,384	530,802
Cathay General Bancorp	3,212	139,369
Central Pacific Financial Corp.	389	12,526
China CITIC Bank Corp. Ltd., H Shares	44,000	28,545
China Construction Bank Corp., H Shares	346,000	303,095
Citigroup, Inc.	3,103	234,276
11

	Shares/ Principal Amount	Value
Comerica, Inc.	1,711	$142,543
Commerce Bancshares, Inc.	8,737	494,692
Commercial International Bank Egypt S.A.E.	49,996	214,602
Commercial International Bank Egypt S.A.E. GDR	33,959	147,529
Commerzbank AG(1)	3,839	55,568
Credicorp Ltd.	3,699	780,600
Credit Agricole SA	5,000	84,320
DNB ASA	30,690	560,256
Erste Group Bank AG	28,580	1,243,265
FCB Financial Holdings, Inc., Class A(1)	3,201	169,173
FinecoBank Banca Fineco SpA	22,030	222,247
First Citizens BancShares, Inc., Class A	219	93,401
First Financial Bankshares, Inc.	402	19,075
First Hawaiian, Inc.	4,949	144,857
FNB Corp.	14,554	206,521
Grupo Financiero Banorte SAB de CV	79,820	468,808
Hana Financial Group, Inc.	18,177	792,202
HDFC Bank Ltd.	54,064	1,558,114
Heritage Financial Corp.	2,646	86,127
HSBC Holdings plc (Hong Kong)	89,600	899,766
HSBC Holdings plc (London)	165,634	1,646,691
Industrial & Commercial Bank of China Ltd., H Shares	1,297,770	1,017,714
ING Groep NV	52,852	954,215
Itau Unibanco Holding SA ADR	55,649	698,395
Itau Unibanco Holding SA Preference Shares	34,500	434,959
JPMorgan Chase & Co.	43,116	4,506,484
Kasikornbank PCL	40,100	288,312
Kasikornbank PCL NVDR	31,900	222,302
KBC Group NV	19,283	1,578,760
LegacyTexas Financial Group, Inc.	3,834	160,530
Lloyds Banking Group plc	218,141	194,315
M&T Bank Corp.	11,411	1,927,888
Mitsubishi UFJ Financial Group, Inc.	97,200	689,038
Mizuho Financial Group, Inc.	196,700	358,212
Moneta Money Bank AS	77,585	279,945
OTP Bank plc	20,238	773,790
Oversea-Chinese Banking Corp. Ltd.	55,700	516,970
PNC Financial Services Group, Inc. (The)	17,223	2,420,865
Popular, Inc.	1,961	69,341
Sberbank of Russia PJSC ADR (London)	54,048	882,096
Shizuoka Bank Ltd. (The)	9,000	89,143
Societe Generale SA	14,772	744,579
Southside Bancshares, Inc.	2,099	75,984
Sumitomo Mitsui Financial Group, Inc.	8,000	325,186
SunTrust Banks, Inc.	28,327	1,745,793
SVB Financial Group(1)	3,052	694,757

12

	Shares/ Principal Amount	Value
Texas Capital Bancshares, Inc.(1)	1,442	$130,285
U.S. Bancorp	70,379	3,881,402
UMB Financial Corp.	4,284	321,985
UniCredit SpA(1)	42,734	860,531
Unione di Banche Italiane SpA	24,950	119,798
United Overseas Bank Ltd.	23,300	454,802
Valley National Bancorp	19,116	227,480
Wells Fargo & Co.	60,272	3,403,560
Westamerica Bancorporation	9,147	565,559
Western Alliance Bancorp(1)	1,153	67,082
Westpac Banking Corp.	26,758	642,619
Yes Bank Ltd.	32,639	155,846
Zions Bancorporation	17,763	880,157
		60,427,721
Beverages — 1.2%
Brown-Forman Corp., Class B	10,858	649,308
China Resources Beer Holdings Co. Ltd.	184,000	508,255
Coca-Cola Amatil Ltd.	12,373	74,476
Coca-Cola Bottlers Japan, Inc.	7,400	281,398
Coca-Cola Co. (The)	2,182	99,870
Coca-Cola HBC AG	10,050	321,012
Constellation Brands, Inc., Class A	3,438	748,075
Davide Campari-Milano SpA	14,850	115,533
Diageo plc	34,140	1,179,512
Dr Pepper Snapple Group, Inc.	4,942	445,719
Fevertree Drinks plc	4,710	124,421
Heineken NV	8,201	835,887
Kirin Holdings Co. Ltd.	6,400	150,099
MGP Ingredients, Inc.	1,323	98,365
Molson Coors Brewing Co., Class B	5,629	439,625
Monster Beverage Corp.(1)	21,699	1,359,876
PepsiCo, Inc.	21,940	2,556,449
Treasury Wine Estates Ltd.	155,114	1,852,593
		11,840,473
Biotechnology — 1.8%
AbbVie, Inc.	24,248	2,350,116
Aimmune Therapeutics, Inc.(1)	1,464	55,925
Alder Biopharmaceuticals, Inc.(1)	1,757	19,327
Alexion Pharmaceuticals, Inc.(1)	7,251	796,232
Amgen, Inc.	18,916	3,322,785
Amicus Therapeutics, Inc.(1)	1,741	24,235
Arena Pharmaceuticals, Inc.(1)	1,519	47,074
Avexis, Inc.(1)	293	27,779
Biogen, Inc.(1)	8,160	2,628,907
Biohaven Pharmaceutical Holding Co. Ltd.(1)	961	22,228
BioMarin Pharmaceutical, Inc.(1)	8,638	741,140

13

	Shares/ Principal Amount	Value
Bioverativ, Inc.(1)	7,027	$351,490
Celgene Corp.(1)	15,287	1,541,388
Clovis Oncology, Inc.(1)	861	54,131
CSL Ltd.	10,290	1,119,628
Exact Sciences Corp.(1)	1,362	81,012
Exelixis, Inc.(1)	8,546	231,426
FibroGen, Inc.(1)	1,384	65,740
Flexion Therapeutics, Inc.(1)	1,871	48,478
Galapagos NV(1)	1,515	132,621
Gilead Sciences, Inc.	13,450	1,005,791
Halozyme Therapeutics, Inc.(1)	2,803	52,332
Incyte Corp.(1)	6,965	689,465
Ligand Pharmaceuticals, Inc.(1)	333	43,906
Medy-Tox, Inc.	903	386,590
Neurocrine Biosciences, Inc.(1)	4,921	353,771
PeptiDream, Inc.(1)	3,200	107,250
Portola Pharmaceuticals, Inc.(1)	1,000	50,750
Prothena Corp. plc(1)	555	25,802
Puma Biotechnology, Inc.(1)	630	66,717
Regeneron Pharmaceuticals, Inc.(1)	1,136	411,073
Sage Therapeutics, Inc.(1)	477	44,080
Sarepta Therapeutics, Inc.(1)	932	51,884
Seegene, Inc.(1)	13,030	390,432
Spark Therapeutics, Inc.(1)	635	46,501
Ultragenyx Pharmaceutical, Inc.(1)	599	30,243
		17,418,249
Building Products — 0.8%
Allegion plc	1,394	117,291
Apogee Enterprises, Inc.	1,531	76,596
CSW Industrials, Inc.(1)	3,552	170,851
Daikin Industries Ltd.	8,000	924,248
Fortune Brands Home & Security, Inc.	10,555	722,173
Johnson Controls International plc	85,110	3,203,540
Lennox International, Inc.	2,757	578,253
LIXIL Group Corp.	7,200	190,094
Masonite International Corp.(1)	809	59,583
NCI Building Systems, Inc.(1)	460	7,682
Nichias Corp.	8,000	103,201
Owens Corning	12,565	1,110,118
PGT Innovations, Inc.(1)	5,607	91,674
Sanwa Holdings Corp.	16,100	212,991
		7,568,295
Capital Markets — 2.3%
3i Group plc	44,315	540,343
Affiliated Managers Group, Inc.	3,662	727,530
Ameriprise Financial, Inc.	8,791	1,434,955

14

	Shares/ Principal Amount	Value
Ares Management LP	5,497	$101,420
AURELIUS Equity Opportunities SE & Co. KGaA	980	63,419
Bank of New York Mellon Corp. (The)	37,700	2,063,698
BlackRock, Inc.	420	210,500
Brookfield Asset Management, Inc., Class A	5,932	246,540
Burford Capital Ltd.	12,760	211,861
Cboe Global Markets, Inc.	7,246	894,374
Charles Schwab Corp. (The)	26,777	1,306,450
Daiwa Securities Group, Inc.	9,000	56,166
Deutsche Boerse AG	3,860	437,649
Donnelley Financial Solutions, Inc.(1)	3,132	63,893
Euronext NV	3,330	203,305
Evercore, Inc., Class A	14,615	1,269,313
Hamilton Lane, Inc., Class A	1,909	65,803
Intermediate Capital Group plc	19,580	281,514
Invesco Ltd.	64,830	2,344,901
Investec plc	10,362	72,494
Julius Baer Group Ltd.	21,159	1,244,308
London Stock Exchange Group plc	27,250	1,394,333
Moelis & Co., Class A	1,713	82,053
MSCI, Inc.	2,035	261,904
Nasdaq, Inc.	14,582	1,154,311
Northern Trust Corp.	14,628	1,430,326
Partners Group Holding AG	190	130,520
S&P Global, Inc.	11,035	1,826,072
Sanne Group plc	16,870	166,644
SEI Investments Co.	17,205	1,210,544
St. James's Place plc	43,674	717,418
T. Rowe Price Group, Inc.	2,747	282,721
UBS Group AG	10,005	172,935
		22,670,217
Chemicals — 1.6%
A. Schulman, Inc.	246	9,336
Air Products & Chemicals, Inc.	9,438	1,538,772
Arkema SA	7,914	968,820
BASF SE	3,161	353,688
Cabot Corp.	14,072	861,769
Chr Hansen Holding A/S	8,670	787,581
Covestro AG	3,397	354,073
DowDuPont, Inc.	11,610	835,456
Eastman Chemical Co.	4,839	446,978
FMC Corp.	19,321	1,823,902
Frutarom Industries Ltd.	720	63,447
Hitachi Chemical Co. Ltd.	8,600	227,319
Huntsman Corp.	11,580	370,097
Ingevity Corp.(1)	2,094	166,661

15

	Shares/ Principal Amount	Value
Innophos Holdings, Inc.	3,454	$160,024
Innospec, Inc.	1,837	131,162
Koppers Holdings, Inc.(1)	123	6,138
Lotte Chemical Corp.	235	77,814
LyondellBasell Industries NV, Class A	6,208	649,978
Mexichem SAB de CV	206,109	536,310
Minerals Technologies, Inc.	2,151	155,840
Mitsubishi Chemical Holdings Corp.	37,500	408,475
Monsanto Co.	4,288	507,442
PolyOne Corp.	3,632	167,835
PPG Industries, Inc.	13,736	1,605,052
Scotts Miracle-Gro Co. (The)	5,095	503,895
Sensient Technologies Corp.	1,794	139,089
Sociedad Quimica y Minera de Chile SA ADR	6,765	367,475
Stepan Co.	748	62,166
Tosoh Corp.	16,800	372,734
Umicore SA	2,020	94,048
Valvoline, Inc.	2,111	52,057
Westlake Chemical Corp.	964	94,405
WR Grace & Co.	5,237	383,924
		15,283,762
Commercial Services and Supplies — 0.3%
Advanced Disposal Services, Inc.(1)	5,096	118,890
Brink's Co. (The)	10,447	844,640
Ceco Environmental Corp.	4,406	23,837
Deluxe Corp.	1,174	83,471
G4S plc	23,369	80,620
InnerWorkings, Inc.(1)	8,773	95,187
Loomis AB, B Shares	5,079	209,518
LSC Communications, Inc.	2,270	37,137
McGrath RentCorp	683	32,647
MSA Safety, Inc.	1,044	89,784
Multi-Color Corp.	181	13,847
Rentokil Initial plc	57,220	246,205
Republic Services, Inc.	5,361	348,143
Waste Management, Inc.	10,528	865,928
		3,089,854
Communications Equipment — 0.8%
ARRIS International plc(1)	1,378	41,299
Cisco Systems, Inc.	122,903	4,584,282
Lumentum Holdings, Inc.(1)	722	39,024
Palo Alto Networks, Inc.(1)	23,259	3,389,999
		8,054,604
Construction and Engineering — 0.4%
Argan, Inc.	1,072	63,248
China Railway Construction Corp. Ltd., H Shares	317,000	376,710

16

	Shares/ Principal Amount	Value
CIMIC Group Ltd.	5,062	$195,942
Dycom Industries, Inc.(1)	1,055	113,275
Granite Construction, Inc.	2,511	166,655
Jacobs Engineering Group, Inc.	6,425	421,673
Kajima Corp.	47,000	495,550
Larsen & Toubro Ltd.	18,389	346,953
Maeda Corp.	9,100	134,961
NCC AB, B Shares	12,406	257,927
Nishimatsu Construction Co. Ltd.	6,600	192,016
Peab AB	10,517	94,554
Penta-Ocean Construction Co. Ltd.	34,100	254,624
SHO-BOND Holdings Co. Ltd.	1,900	120,999
Taisei Corp.	9,600	509,426
Valmont Industries, Inc.	247	42,682
		3,787,195
Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., H Shares	141,000	678,428
Cemex SAB de CV ADR(1)	32,494	246,629
CRH plc	20,640	712,226
HeidelbergCement AG	8,350	888,618
Summit Materials, Inc., Class A(1)	4,997	153,708
Vulcan Materials Co.	6,154	773,250
		3,452,859
Consumer Finance — 0.2%
Aiful Corp.(1)	28,000	95,957
American Express Co.	11,227	1,096,990
Bharat Financial Inclusion Ltd.(1)	23,544	359,889
Green Dot Corp., Class A(1)	1,827	112,909
OneMain Holdings, Inc.(1)	6,658	171,843
Srisawad Corp. PCL	157,595	304,298
		2,141,886
Containers and Packaging — 0.7%
Ball Corp.	31,550	1,259,160
Bemis Co., Inc.	10,108	474,267
Graphic Packaging Holding Co.	59,997	918,554
Klabin SA	66,200	360,986
Packaging Corp. of America	7,457	884,400
RPC Group plc	95,154	1,186,391
Silgan Holdings, Inc.	7,879	227,546
Sonoco Products Co.	10,125	541,789
WestRock Co.	23,134	1,443,793
		7,296,886
Distributors — 0.1%
LKQ Corp.(1)	19,035	750,359
Pool Corp.	370	46,487
		796,846

17

	Shares/ Principal Amount	Value
Diversified Consumer Services — 0.4%
AA plc	19,606	$40,058
Bright Horizons Family Solutions, Inc.(1)	2,058	183,059
Chegg, Inc.(1)	7,908	120,281
Grand Canyon Education, Inc.(1)	4,284	406,809
H&R Block, Inc.	34,423	901,194
Kroton Educacional SA	114,600	634,362
New Oriental Education & Technology Group, Inc. ADR	7,839	665,217
TAL Education Group ADR	32,878	916,639
		3,867,619
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	5,704	1,100,929
Challenger Ltd.	6,160	65,816
Compass Diversified Holdings	11,583	195,753
Industrivarden AB, C Shares	9,512	232,113
Kinnevik AB, B Shares	7,366	236,327
L E Lundbergforetagen AB, B Shares	2,204	161,790
Leucadia National Corp.	34,703	913,036
ORIX Corp.	19,300	332,962
Standard Life Aberdeen plc	53,174	309,661
		3,548,387
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	7,954	289,367
CenturyLink, Inc.	14,693	214,371
Deutsche Telekom AG	12,023	214,840
Masmovil Ibercom SA(1)	1,255	115,111
Nippon Telegraph & Telephone Corp.	13,600	713,184
Orange SA	19,061	328,538
PCCW Ltd.	331,000	196,885
Swisscom AG	1,132	597,424
TDC A/S	8,954	54,557
Telefonica Deutschland Holding AG	9,721	46,236
Telefonica SA	65,373	670,085
Telekomunikasi Indonesia Persero Tbk PT	1,485,900	458,994
Telstra Corp. Ltd.	61,748	160,603
Verizon Communications, Inc.	47,954	2,440,379
		6,500,574
Electric Utilities — 0.8%
Edison International	20,577	1,672,293
EDP - Energias de Portugal SA	99,126	347,541
Enel SpA	25,133	163,284
Eversource Energy	3,878	251,488
FirstEnergy Corp.	36,231	1,236,926
Kansai Electric Power Co., Inc. (The)	2,000	26,470
PG&E Corp.	19,271	1,045,259
Pinnacle West Capital Corp.	4,590	421,408

18

	Shares/ Principal Amount	Value
Portland General Electric Co.	5,717	$283,792
PPL Corp.	14,700	539,049
Tata Power Co. Ltd. (The)	84,922	125,207
Westar Energy, Inc.	1,438	82,268
Xcel Energy, Inc.	31,980	1,650,488
		7,845,473
Electrical Equipment - 0.6%
ABB Ltd.	24,350	623,276
AMETEK, Inc.	8,003	581,738
AZZ, Inc.	1,868	89,851
Eaton Corp. plc	32,480	2,526,294
Emerson Electric Co.	20,985	1,360,248
Hubbell, Inc.	6,203	780,275
Melrose Industries plc	38,856	104,569
Sensata Technologies Holding NV(1)	4,571	228,321
Thermon Group Holdings, Inc.(1)	1,637	38,077
		6,332,649
Electronic Equipment, Instruments and Components — 1.3%
AAC Technologies Holdings, Inc.	49,500	998,607
Anritsu Corp.	10,200	97,573
Belden, Inc.	846	71,648
CDW Corp.	11,182	782,852
Coherent, Inc.(1)	172	50,217
Dolby Laboratories, Inc., Class A	16,549	1,029,017
Flextronics International Ltd.(1)	42,680	771,227
FLIR Systems, Inc.	3,495	162,797
Hexagon AB, B Shares	16,420	807,030
Jabil, Inc.	9,313	268,680
Keyence Corp.	1,800	1,049,094
Keysight Technologies, Inc.(1)	14,878	647,193
Largan Precision Co. Ltd.	1,000	173,137
LG Innotek Co. Ltd.	2,799	418,847
National Instruments Corp.	19,166	842,346
Nippon Electric Glass Co. Ltd.	5,900	229,976
Omron Corp.	2,500	148,037
OSI Systems, Inc.(1)	901	78,081
Sunny Optical Technology Group Co. Ltd.	57,000	967,486
SYNNEX Corp.	453	61,699
TE Connectivity Ltd.	17,906	1,691,043
Tech Data Corp.(1)	1,057	102,212
Topcon Corp.	5,321	118,479
Trimble, Inc.(1)	15,620	655,884
TTM Technologies, Inc.(1)	7,209	117,723
Venture Corp. Ltd.	15,500	242,034
VeriFone Systems, Inc.(1)	4,707	81,619

19

	Shares/ Principal Amount	Value
Zebra Technologies Corp., Class A(1)	129	$14,231
		12,678,769
Energy Equipment and Services — 0.8%
Baker Hughes a GE Co.	48,519	1,442,470
Basic Energy Services, Inc.(1)	967	21,632
Borr Drilling Ltd.(1)	30,183	134,615
Dril-Quip, Inc.(1)	1,572	75,377
Halliburton Co.	45,362	1,895,224
Helix Energy Solutions Group, Inc.(1)	2,476	16,465
Helmerich & Payne, Inc.	6,144	359,916
Keane Group, Inc.(1)	1,170	17,503
Mammoth Energy Services, Inc.(1)	844	15,909
National Oilwell Varco, Inc.	20,009	671,302
Schlumberger Ltd.	50,330	3,163,241
Trican Well Service Ltd.(1)	66,489	241,188
		8,054,842
Equity Real Estate Investment Trusts (REITs) — 3.4%
Agree Realty Corp.	1,764	87,212
Alexandria Real Estate Equities, Inc.	6,320	803,019
Allied Properties Real Estate Investment Trust	9,918	318,877
American Tower Corp.	3,480	500,876
Apple Hospitality REIT, Inc.	1,013	19,733
Armada Hoffler Properties, Inc.	3,086	47,679
Ascendas Real Estate Investment Trust	73,600	144,256
Boston Properties, Inc.	6,909	866,250
Camden Property Trust	9,133	833,660
Canadian Apartment Properties REIT	3,006	86,185
CapitaLand Commercial Trust	128,800	181,003
CareTrust REIT, Inc.	2,628	47,882
Chatham Lodging Trust	403	9,144
Community Healthcare Trust, Inc.	2,093	57,055
Crown Castle International Corp.	6,869	776,197
CubeSmart	13,669	390,113
CyrusOne, Inc.	6,269	380,904
Daiwa House REIT Investment Corp.	149	356,839
Dexus	64,226	505,426
DiamondRock Hospitality Co.	2,145	24,003
Douglas Emmett, Inc.	5,331	214,893
Empire State Realty Trust, Inc., Class A	20,876	423,783
EPR Properties	420	28,484
Equinix, Inc.	2,224	1,033,026
Equity Residential	24,188	1,616,242
Extra Space Storage, Inc.	6,543	558,511
First Industrial Realty Trust, Inc.	1,864	60,673
Four Corners Property Trust, Inc.	566	14,773
Gaming and Leisure Properties, Inc.	3,738	135,764

20

	Shares/ Principal Amount	Value
Gecina SA	4,978	$829,563
GGP, Inc.	11,028	259,158
Goodman Group	74,397	492,050
GPT Group (The)	70,733	290,416
Healthcare Trust of America, Inc., Class A	20,599	630,123
Host Hotels & Resorts, Inc.	7,403	146,505
Hulic Reit, Inc.	179	263,565
Inmobiliaria Colonial Socimi SA	12,679	119,896
Invitation Homes, Inc.	31,252	735,985
Kite Realty Group Trust	7,714	148,340
Lexington Realty Trust	3,383	35,386
Link REIT	71,500	638,087
Macerich Co. (The)	2,359	152,745
MedEquities Realty Trust, Inc.	7,363	82,539
Medical Properties Trust, Inc.	4,349	59,538
MGM Growth Properties LLC, Class A	19,231	563,084
Mid-America Apartment Communities, Inc.	3,803	389,579
Nippon Prologis REIT, Inc.	156	334,374
Orix JREIT, Inc.	56	78,457
Paramount Group, Inc.	24,120	390,020
Piedmont Office Realty Trust, Inc., Class A	29,319	584,621
Potlatch Corp.	14,359	740,924
Praxis Home Retail Ltd.(1)	2,487	771
Prologis, Inc.	22,486	1,489,248
PS Business Parks, Inc.	535	70,920
QTS Realty Trust, Inc., Class A	2,098	116,775
Rayonier, Inc.	11,110	350,521
Regency Centers Corp.	8,726	591,710
RLJ Lodging Trust	1,631	35,360
Sabra Health Care REIT, Inc.	2,896	55,719
Safestore Holdings plc	56,657	356,785
SBA Communications Corp.(1)	19,410	3,294,848
Scentre Group	77,993	250,862
Segro plc	122,889	911,219
Simon Property Group, Inc.	6,244	1,009,967
Spirit Realty Capital, Inc.	27,246	232,681
STORE Capital Corp.	17,464	450,921
Summit Hotel Properties, Inc.	2,537	38,334
Sun Communities, Inc.	6,960	647,698
Sunstone Hotel Investors, Inc.	575	9,608
Taubman Centers, Inc.	1,030	60,451
UDR, Inc.	13,783	542,085
Unibail-Rodamco SE	2,371	606,912
UNITE Group plc (The)	34,560	335,538
Urstadt Biddle Properties, Inc., Class A	1,869	44,333
Vornado Realty Trust	6,243	484,582

21

	Shares/ Principal Amount	Value
Welltower, Inc.	8,601	$580,223
Westfield Corp.	20,500	130,505
Weyerhaeuser Co.	33,748	1,194,004
WP Carey, Inc.	13,554	964,774
		33,344,771
Food and Staples Retailing — 1.4%
BIM Birlesik Magazalar AS	32,904	608,248
Casino Guichard Perrachon SA	3,128	190,407
Costco Wholesale Corp.	6,729	1,241,029
CP ALL PCL	461,600	1,031,744
CVS Health Corp.	35,403	2,711,870
Distribuidora Internacional de Alimentacion SA	28,196	132,802
Future Retail Ltd.(1)	49,740	425,227
Jeronimo Martins SGPS SA	22,940	450,310
Lawson, Inc.	3,400	234,439
METRO AG(1)	12,438	242,836
President Chain Store Corp.	50,000	475,312
Sysco Corp.	25,895	1,494,918
United Natural Foods, Inc.(1)	6,288	301,950
Wal-Mart Stores, Inc.	30,251	2,941,305
Walgreens Boots Alliance, Inc.	7,094	516,159
Wesfarmers Ltd.	4,277	142,723
X5 Retail Group NV GDR(1)	17,083	632,991
		13,774,270
Food Products — 1.5%
a2 Milk Co. Ltd.(1)	26,380	153,164
Associated British Foods plc	19,660	780,609
Campbell Soup Co.	8,380	413,134
Conagra Brands, Inc.	81,547	3,044,150
Danone SA	14,250	1,203,015
General Mills, Inc.	27,626	1,562,527
Hershey Co. (The)	4,785	530,800
Hormel Foods Corp.	23,091	841,667
Indofood Sukses Makmur Tbk PT	699,300	379,840
J.M. Smucker Co. (The)	3,714	433,312
John B Sanfilippo & Son, Inc.	744	44,952
Kellogg Co.	10,303	681,646
Lamb Weston Holdings, Inc.	3,009	163,599
Mondelez International, Inc., Class A	59,168	2,540,674
Nestle SA	5,739	491,357
Orkla ASA	54,606	547,733
Premium Brands Holdings Corp.	2,760	227,877
TreeHouse Foods, Inc.(1)	2,831	130,283
WH Group Ltd.	70,000	74,530
		14,244,869

22

	Shares/ Principal Amount	Value
Gas Utilities — 0.2%
Atmos Energy Corp.	4,043	$373,129
China Gas Holdings Ltd.	238,000	734,726
Spire, Inc.	5,384	442,834
		1,550,689
Health Care Equipment and Supplies — 2.5%
Abbott Laboratories	18,080	1,019,170
ABIOMED, Inc.(1)	2,333	454,562
Align Technology, Inc.(1)	3,850	1,004,388
Analogic Corp.	132	10,930
Atrion Corp.	23	15,516
Baxter International, Inc.	11,395	746,714
BioMerieux	1,240	103,458
Boston Scientific Corp.(1)	24,085	632,954
Cooper Cos., Inc. (The)	5,880	1,418,138
Edwards Lifesciences Corp.(1)	16,885	1,978,922
Essilor International Cie Generale d'Optique SA	2,408	309,819
Globus Medical, Inc., Class A(1)	4,805	182,638
Hill-Rom Holdings, Inc.	8,206	693,817
IDEXX Laboratories, Inc.(1)	3,214	502,702
Intuitive Surgical, Inc.(1)	7,546	3,016,740
Koninklijke Philips NV	2,806	109,053
LivaNova plc(1)	4,216	367,551
Masimo Corp.(1)	7,252	644,268
Medtronic plc	26,380	2,166,589
Merit Medical Systems, Inc.(1)	1,649	71,649
Nevro Corp.(1)	1,344	100,558
NuVasive, Inc.(1)	899	51,863
Penumbra, Inc.(1)	3,161	332,853
STERIS plc	4,068	365,957
Sysmex Corp.	11,500	875,547
Teleflex, Inc.	6,454	1,713,666
Varex Imaging Corp.(1)	3,082	114,250
Varian Medical Systems, Inc.(1)	3,002	335,474
West Pharmaceutical Services, Inc.	6,395	639,052
Zimmer Biomet Holdings, Inc.	36,363	4,258,107
		24,236,905
Health Care Providers and Services — 1.6%
Acadia Healthcare Co., Inc.(1)	1,756	55,893
Amedisys, Inc.(1)	14,094	761,076
AMN Healthcare Services, Inc.(1)	2,147	107,779
Cardinal Health, Inc.	11,691	691,990
Cigna Corp.	9,023	1,910,440
CVS Group plc	10,370	141,758
Express Scripts Holding Co.(1)	7,243	472,099
Fresenius Medical Care AG & Co. KGaA	7,130	708,601

23

	Shares/ Principal Amount	Value
HCA Healthcare, Inc.(1)	19,184	$1,630,640
HealthEquity, Inc.(1)	1,798	93,262
Humana, Inc.	2,787	727,017
LifePoint Health, Inc.(1)	12,410	593,198
McKesson Corp.	7,406	1,094,162
Miraca Holdings, Inc.	8,400	366,613
NMC Health plc	16,415	633,303
Owens & Minor, Inc.	1,048	20,059
Providence Service Corp. (The)(1)	985	59,632
Quest Diagnostics, Inc.	8,810	867,433
Teladoc, Inc.(1)	2,820	104,622
Tivity Health, Inc.(1)	9,676	356,077
UnitedHealth Group, Inc.	14,270	3,255,986
WellCare Health Plans, Inc.(1)	5,340	1,137,367
		15,789,007
Health Care Technology — 0.1%
Cerner Corp.(1)	10,118	715,241
Cotiviti Holdings, Inc.(1)	5,230	170,916
Veeva Systems, Inc., Class A(1)	1,460	87,907
		974,064
Hotels, Restaurants and Leisure — 1.7%
Accor SA	13,250	664,842
Carnival Corp.	9,210	604,544
Carnival plc	11,600	751,322
Cedar Fair LP	1,364	92,575
China Lodging Group Ltd. ADR	8,247	880,037
Chipotle Mexican Grill, Inc.(1)	2,874	874,817
Choice Hotels International, Inc.	862	67,667
Churchill Downs, Inc.	577	135,595
Compass Group plc	32,208	653,590
Corporate Travel Management Ltd.	7,520	116,079
Darden Restaurants, Inc.	12,604	1,062,769
Domino's Pizza, Inc.	1,266	235,679
Hilton Grand Vacations, Inc.(1)	4,744	189,618
Hilton Worldwide Holdings, Inc.	9,585	743,413
Las Vegas Sands Corp.	43,508	3,014,669
Marriott International, Inc., Class A	5,127	651,129
McDonald's Corp.	273	46,948
Melco Resorts & Entertainment Ltd. ADR	9,410	245,695
MGM Resorts International	15,445	526,983
Minor International PCL	487,600	649,539
NH Hotel Group SA	14,770	108,673
Papa John's International, Inc.	5,251	306,973
Planet Fitness, Inc., Class A(1)	5,221	169,004
Red Robin Gourmet Burgers, Inc.(1)	1,668	87,403
Royal Caribbean Cruises Ltd.	22,593	2,798,821

24

	Shares/ Principal Amount	Value
Ruth's Hospitality Group, Inc.	1,862	$39,940
Texas Roadhouse, Inc.	2,011	102,702
Thomas Cook Group plc	17,602	28,232
TKP Corp.(1)	4,600	97,479
Vail Resorts, Inc.	2,894	651,613
		16,598,350
Household Durables — 0.4%
Cairn Homes plc(1)	120,831	256,028
Electrolux AB, Series B	11,916	396,314
Garmin Ltd.	4,305	267,255
Haier Electronics Group Co. Ltd.	126,000	337,966
Haseko Corp.	21,800	338,736
Helen of Troy Ltd.(1)	1,654	147,868
Installed Building Products, Inc.(1)	1,571	121,046
LG Electronics, Inc.	2,595	215,656
Mohawk Industries, Inc.(1)	3,153	891,069
Newell Brands, Inc.	19,261	596,513
PulteGroup, Inc.	14,179	483,929
SEB SA	1,077	198,529
Sony Corp.	800	37,239
		4,288,148
Household Products — 0.6%
Central Garden & Pet Co., Class A(1)	2,738	105,605
Church & Dwight Co., Inc.	19,010	895,181
Energizer Holdings, Inc.	3,092	142,015
Kimberly-Clark Corp.	13,365	1,600,592
Procter & Gamble Co. (The)	36,603	3,293,904
		6,037,297
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	84,315	892,053
Industrial Conglomerates — 0.9%
3M Co.	10,641	2,587,253
Carlisle Cos., Inc.	11,174	1,284,675
DCC plc	1,618	156,706
General Electric Co.	68,590	1,254,511
Honeywell International, Inc.	15,019	2,342,363
Rheinmetall AG	3,398	432,386
Siemens AG	3,017	410,280
		8,468,174
Insurance — 2.0%
Aflac, Inc.	13,833	1,212,324
AIA Group Ltd.	220,800	1,799,724
Allianz SE	5,690	1,341,921
Allstate Corp. (The)	16,544	1,698,407
AMERISAFE, Inc.	1,691	111,014
Arthur J. Gallagher & Co.	5,813	382,670

25

	Shares/ Principal Amount	Value
Assicurazioni Generali SpA	19,533	$357,804
Aviva plc	140,856	974,026
Brown & Brown, Inc.	4,985	255,481
Chubb Ltd.	16,035	2,439,084
CNP Assurances	20,997	473,231
Discovery Ltd.	41,489	498,586
Hannover Rueck SE	2,648	348,106
Hanover Insurance Group, Inc. (The)	3,753	403,823
Infinity Property & Casualty Corp.	523	56,379
Insurance Australia Group Ltd.	17,794	97,069
James River Group Holdings Ltd.	1,905	77,114
Kinsale Capital Group, Inc.	3,770	168,104
Legal & General Group plc	26,456	95,636
Loews Corp.	5,128	257,836
Mapfre SA	109,374	368,185
MetLife, Inc.	9,910	531,969
MS&AD Insurance Group Holdings, Inc.	4,200	137,013
Muenchener Rueckversicherungs-Gesellschaft AG	1,407	313,201
Ping An Insurance Group Co., H Shares	105,500	1,043,157
Principal Financial Group, Inc.	1,307	92,523
ProAssurance Corp.	3,992	246,905
Reinsurance Group of America, Inc.	2,676	433,646
RLI Corp.	2,356	140,724
SCOR SE	1,935	78,969
Sompo Holdings, Inc.	2,400	96,902
Sony Financial Holdings, Inc.	4,500	76,312
Stewart Information Services Corp.	1,917	77,313
Swiss Life Holding AG	390	130,860
Swiss Re AG	12,624	1,184,222
Torchmark Corp.	2,087	185,430
Travelers Cos., Inc. (The)	1,131	153,330
Trupanion, Inc.(1)	2,655	79,066
Unum Group	4,281	242,390
Validus Holdings Ltd.	3,401	167,261
Zurich Insurance Group AG	2,759	833,304
		19,661,021
Internet and Direct Marketing Retail — 2.0%
Amazon.com, Inc.(1)	9,822	11,558,038
ASOS plc(1)	8,972	735,772
Ctrip.com International Ltd. ADR(1)	9,796	451,400
Expedia, Inc.	15,173	1,858,693
Priceline Group, Inc. (The)(1)	1,137	1,978,050
Rakuten, Inc.	42,300	434,911
Start Today Co. Ltd.	29,000	893,700
Wayfair, Inc., Class A(1)	4,994	349,530

26

	Shares/ Principal Amount	Value
Zalando SE(1)	19,211	$983,646
		19,243,740
Internet Software and Services — 4.2%
2U, Inc.(1)	2,393	153,391
Alarm.com Holdings, Inc.(1)	1,365	55,951
Alibaba Group Holding Ltd. ADR(1)	22,080	3,909,927
Alphabet, Inc., Class A(1)	14,548	15,074,201
eBay, Inc.(1)	10,271	356,096
Facebook, Inc., Class A(1)	61,046	10,816,130
Five9, Inc.(1)	4,506	110,442
GrubHub, Inc.(1)	911	61,547
j2 Global, Inc.	733	55,312
Just Eat plc(1)	72,020	778,741
LogMeIn, Inc.	16,152	1,922,088
Mimecast Ltd.(1)	3,543	107,707
NAVER Corp.	417	307,343
Q2 Holdings, Inc.(1)	1,775	74,284
Shopify, Inc., Class A(1)	432	44,850
SPS Commerce, Inc.(1)	229	11,555
Tencent Holdings Ltd.	97,600	5,038,024
VeriSign, Inc.(1)	3,202	368,550
Weibo Corp. ADR(1)	4,645	504,261
Yandex NV, A Shares(1)	48,383	1,601,961
		41,352,361
IT Services — 2.2%
Alliance Data Systems Corp.	394	94,272
Amadeus IT Group SA	12,940	934,271
Booz Allen Hamilton Holding Corp.	20,017	774,458
Cognizant Technology Solutions Corp., Class A	258	18,648
CSG Systems International, Inc.	3,261	149,647
CSRA, Inc.	4,818	139,385
DXC Technology Co.	29,024	2,790,367
Euronet Worldwide, Inc.(1)	950	86,783
EVERTEC, Inc.	10,666	148,257
Fidelity National Information Services, Inc.	12,623	1,190,728
First Data Corp., Class A(1)	36,314	597,365
Fiserv, Inc.(1)	8,220	1,080,519
Global Payments, Inc.	6,410	644,590
International Business Machines Corp.	15,124	2,328,642
InterXion Holding NV(1)	6,180	356,771
Keywords Studios plc	10,447	207,845
MasterCard, Inc., Class A	396	59,586
My EG Services Bhd	748,350	387,938
PayPal Holdings, Inc.(1)	30,407	2,302,722
Presidio, Inc.(1)	5,009	77,339
Science Applications International Corp.	493	36,581

27

	Shares/ Principal Amount	Value
Solutions 30 SE(1)	6,014	$189,603
Teradata Corp.(1)	5,050	191,951
Total System Services, Inc.	19,633	1,459,910
Travelport Worldwide Ltd.	15,547	208,174
Vakrangee Ltd.	59,760	663,188
Vantiv, Inc., Class A(1)	15,179	1,138,425
Visa, Inc., Class A	29,526	3,324,332
Worldline SA(1)	2,940	144,821
		21,727,118
Leisure Products — 0.1%
BRP, Inc.	4,213	154,034
Malibu Boats, Inc., Class A(1)	4,050	126,603
Mattel, Inc.	13,730	250,573
MCBC Holdings, Inc.(1)	1,118	26,385
Sega Sammy Holdings, Inc.	16,800	203,465
Trigano SA	1,830	289,516
		1,050,576
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	13,732	950,804
Bio-Techne Corp.	4,376	589,666
Eurofins Scientific SE	288	174,412
Illumina, Inc.(1)	6,659	1,531,770
Lonza Group AG	7,189	1,878,167
PerkinElmer, Inc.	12,267	903,832
PRA Health Sciences, Inc.(1)	1,518	125,038
Thermo Fisher Scientific, Inc.	4,019	774,702
Waters Corp.(1)	6,240	1,230,341
		8,158,732
Machinery — 2.5%
Airtac International Group	50,966	871,586
Alamo Group, Inc.	108	12,739
Allison Transmission Holdings, Inc.	5,305	217,717
Caterpillar, Inc.	19,054	2,689,472
Cummins, Inc.	13,270	2,221,398
Daifuku Co. Ltd.	2,100	114,808
Deere & Co.	839	125,733
Donaldson Co., Inc.	4,104	204,790
Doosan Infracore Co. Ltd.(1)	59,336	487,789
EnPro Industries, Inc.	1,300	112,281
FANUC Corp.	3,000	750,695
Fuji Machine Manufacturing Co. Ltd.	5,900	115,389
Gardner Denver Holdings, Inc.(1)	450	14,585
Gima TT SpA(1)	5,482	109,945
Global Brass & Copper Holdings, Inc.	3,726	128,920
Graco, Inc.	288	37,898
Graham Corp.	2,748	54,520

28

	Shares/ Principal Amount	Value
Hitachi Construction Machinery Co. Ltd.	11,900	$395,845
Hyster-Yale Materials Handling, Inc.	135	11,452
Illinois Tool Works, Inc.	97	16,417
Industria Macchine Automatiche SpA	1,140	96,290
Ingersoll-Rand plc	15,799	1,384,308
ITT, Inc.	2,640	143,088
John Bean Technologies Corp.	6,879	823,760
Kadant, Inc.	1,014	103,732
Kennametal, Inc.	18,104	844,008
KION Group AG	1,374	111,861
Komatsu Ltd.	34,000	1,059,855
Konecranes Oyj	4,331	192,340
Lydall, Inc.(1)	598	32,920
Middleby Corp. (The)(1)	7,957	1,014,677
Oshkosh Corp.	13,134	1,182,585
PACCAR, Inc.	3,142	220,977
Parker-Hannifin Corp.	14,512	2,720,855
Rexnord Corp.(1)	509	12,684
Sandvik AB	50,480	867,116
Snap-on, Inc.	2,658	450,345
Terex Corp.	1,804	84,355
THK Co. Ltd.	7,400	276,118
Toro Co. (The)	20,079	1,310,155
Tsubaki Nakashima Co. Ltd.	9,700	216,817
Valmet Oyj	9,408	173,064
WABCO Holdings, Inc.(1)	7,821	1,168,848
Weichai Power Co. Ltd., H Shares	293,000	327,171
Weir Group plc (The)	33,060	872,716
Yangzijiang Shipbuilding Holdings Ltd.	98,000	114,121
		24,498,745
Marine — 0.1%
AP Moller - Maersk A/S, B Shares	430	771,437
Media — 0.6%
AMC Networks, Inc., Class A(1)	170	8,762
Comcast Corp., Class A	15,356	576,464
CyberAgent, Inc.	14,800	510,511
Daiichikosho Co., Ltd.	2,400	115,104
DISH Network Corp., Class A(1)	4,842	245,247
Emerald Expositions Events, Inc.	1,422	31,782
Entravision Communications Corp., Class A	28,815	203,146
Eutelsat Communications SA	8,492	192,387
John Wiley & Sons, Inc., Class A	502	29,693
Liberty Media Corp-Liberty Formula One, Class C(1)	8,367	304,559
Metropole Television SA	3,431	90,260
Naspers Ltd., N Shares	5,016	1,345,732
ProSiebenSat.1 Media SE	7,202	229,130
29

	Shares/ Principal Amount	Value
RTL Group SA	2,656	$211,912
Sirius XM Holdings, Inc.	86,519	475,854
Time Warner, Inc.	10,579	968,084
Townsquare Media, Inc., Class A(1)	1,691	13,426
Vector, Inc.	14,200	200,335
Walt Disney Co. (The)	343	35,953
		5,788,341
Metals and Mining — 0.5%
Acacia Mining plc	23,950	55,852
Alrosa PJSC	32,693	42,937
AMG Advanced Metallurgical Group NV	2,090	93,126
Anglo American plc	10,967	201,771
ArcelorMittal(1)	7,530	227,974
BHP Billiton plc	31,052	564,643
Centamin plc	17,857	33,244
Evraz plc	26,227	101,645
Fortescue Metals Group Ltd.	72,964	255,326
Kirkland Lake Gold Ltd.	15,630	225,215
Lundin Mining Corp.	19,210	111,971
Maanshan Iron & Steel Co. Ltd., H Shares(1)	612,000	301,819
Regis Resources Ltd.	20,433	60,698
Rio Tinto plc	37,342	1,769,977
Salzgitter AG	1,780	91,726
Vale SA ADR	58,333	624,163
		4,762,087
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	2,224	39,921
Starwood Property Trust, Inc.	10,433	226,187
Two Harbors Investment Corp.	3,262	52,192
		318,300
Multi-Utilities — 0.3%
Ameren Corp.	5,366	343,209
Centrica plc	220,403	429,538
E.ON SE	54,834	634,364
Engie SA	19,370	339,057
NorthWestern Corp.	8,481	544,989
Veolia Environnement SA	17,277	437,104
		2,728,261
Multiline Retail — 1.1%
B&M European Value Retail SA	207,043	1,069,857
Dollar General Corp.	6,911	608,721
Dollar Tree, Inc.(1)	24,933	2,562,115
Dollarama, Inc.	5,660	691,887
Don Quijote Holdings Co. Ltd.	4,100	197,550
Lojas Renner SA	120,400	1,247,971
Magazine Luiza SA	22,100	383,608

30

	Shares/ Principal Amount	Value
Marks & Spencer Group plc	31,772	$134,612
Ryohin Keikaku Co. Ltd.	2,200	688,400
Seria Co. Ltd.	2,300	145,653
Target Corp.	45,512	2,726,169
		10,456,543
Oil, Gas and Consumable Fuels — 3.1%
Anadarko Petroleum Corp.	29,720	1,429,235
Ardmore Shipping Corp.(1)	5,890	46,826
BP plc	87,382	578,454
Callon Petroleum Co.(1)	9,868	108,943
Chevron Corp.	16,560	1,970,474
Cimarex Energy Co.	1,745	202,612
CNOOC Ltd.	160,000	218,933
Comstock Resources, Inc.(1)	179	1,092
Concho Resources, Inc.(1)	9,729	1,360,698
Contango Oil & Gas Co.(1)	2,423	5,912
Devon Energy Corp.	12,503	481,741
EQT Corp.	11,529	687,128
Extraction Oil & Gas, Inc.(1)	2,604	39,216
Exxon Mobil Corp.	47,948	3,993,589
Galp Energia SGPS SA	13,138	248,117
GS Holdings Corp.	2,571	144,359
HollyFrontier Corp.	17,169	763,677
Imperial Oil Ltd.	76,956	2,374,025
Lundin Petroleum AB(1)	31,660	729,031
Marathon Petroleum Corp.	6,790	425,258
Noble Energy, Inc.	25,261	664,364
Novatek PJSC GDR	5,456	618,758
Occidental Petroleum Corp.	35,212	2,482,446
OMV AG	7,987	497,051
Petroleo Brasileiro SA ADR(1)	32,913	319,914
Repsol SA	28,420	521,891
Royal Dutch Shell plc, A Shares	31,563	1,010,120
Royal Dutch Shell plc, B Shares	64,142	2,079,816
Royal Dutch Shell plc, Class B ADR	9,570	631,046
RSP Permian, Inc.(1)	3,292	120,915
Scorpio Tankers, Inc.	11,032	34,199
SK Innovation Co. Ltd.	1,514	289,578
Spectra Energy Partners LP	7,549	308,905
TOTAL SA	27,011	1,525,041
TOTAL SA ADR	36,550	2,066,903
United Tractors Tbk PT	266,400	663,290
Whitehaven Coal Ltd.	18,522	54,493
WildHorse Resource Development Corp.(1)	2,065	34,073
Woodside Petroleum Ltd.	6,557	155,291
		29,887,414

31

	Shares/ Principal Amount	Value
Paper and Forest Products — 0.2%
KapStone Paper and Packaging Corp.	5,425	$120,598
Louisiana-Pacific Corp.(1)	18,681	515,782
Nine Dragons Paper Holdings Ltd.	303,000	504,018
Sappi Ltd.	43,232	306,424
UPM-Kymmene Oyj	11,981	359,912
		1,806,734
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	1,974	114,472
Estee Lauder Cos., Inc. (The), Class A	6,231	777,816
Godrej Consumer Products Ltd.	30,929	463,598
Inter Parfums, Inc.	878	38,895
Kose Corp.	1,800	277,194
Medifast, Inc.	3,256	223,134
Pola Orbis Holdings, Inc.	20,500	750,625
Unilever NV CVA	38,340	2,209,738
		4,855,472
Pharmaceuticals — 2.6%
Aerie Pharmaceuticals, Inc.(1)	558	35,851
Allergan plc	7,020	1,220,287
AstraZeneca plc	3,612	233,611
Bristol-Myers Squibb Co.	9,659	610,352
Catalent, Inc.(1)	4,520	179,851
Dermira, Inc.(1)	1,001	25,626
Eli Lilly & Co.	14,018	1,186,483
GlaxoSmithKline plc	62,997	1,090,019
Horizon Pharma plc(1)	1,891	27,193
Jazz Pharmaceuticals plc(1)	3,772	527,099
Johnson & Johnson	27,898	3,887,028
Medicines Co. (The)(1)	1,219	35,351
Merck & Co., Inc.	65,827	3,638,258
Nippon Shinyaku Co. Ltd.	2,900	207,932
Novartis AG	12,578	1,076,210
Optinose, Inc.(1)	2,828	53,986
Pacira Pharmaceuticals, Inc.(1)	945	43,659
Pfizer, Inc.	143,630	5,208,024
Richter Gedeon Nyrt	11,413	295,021
Roche Holding AG	13,129	3,312,995
Sanofi	4,349	397,039
Zoetis, Inc.	23,526	1,700,695
		24,992,570
Professional Services — 0.5%
ALS Ltd.	30,380	155,892
Capita plc	5,960	37,647
Huron Consulting Group, Inc.(1)	2,138	87,444
IHS Markit Ltd.(1)	14,057	627,223

32

	Shares/ Principal Amount	Value
Intertek Group plc	11,590	$820,214
Outsourcing, Inc.	17,000	299,413
Persol Holdings Co. Ltd.	2,700	63,361
Recruit Holdings Co. Ltd.	28,300	664,282
RELX plc	34,650	805,578
Teleperformance	2,100	311,085
TrueBlue, Inc.(1)	907	25,804
Verisk Analytics, Inc.(1)	12,247	1,180,856
		5,078,799
Real Estate Management and Development — 1.2%
Aroundtown SA	57,136	430,725
Ayala Land, Inc.	1,040,300	890,195
Bumi Serpong Damai Tbk PT	276,100	33,773
Central Pattana PCL	86,800	214,028
China Evergrande Group(1)	40,000	133,869
China Vanke Co. Ltd., H Shares	76,800	281,205
CIFI Holdings Group Co. Ltd.	152,000	84,443
City Developments Ltd.	28,000	252,929
CK Asset Holdings Ltd.	67,000	567,270
Country Garden Holdings Co.	302,000	479,384
Daito Trust Construction Co. Ltd.	3,100	567,762
Daiwa House Industry Co. Ltd.	3,700	135,933
Deutsche Wohnen SE	26,137	1,155,724
Fabege AB	19,611	407,976
FirstService Corp.	1,190	81,049
Grand City Properties SA	3,371	77,065
Guangzhou R&F Properties Co. Ltd., H Shares	50,000	108,286
Henderson Land Development Co. Ltd.	14,000	91,879
Iguatemi Empresa de Shopping Centers SA	16,900	198,095
Investors Cloud Co. Ltd.	2,900	172,106
Jones Lang LaSalle, Inc.	1,379	210,284
Kerry Properties Ltd.	38,000	169,003
KWG Property Holding Ltd.	57,000	60,726
Leopalace21 Corp.	40,500	324,419
Longfor Properties Co. Ltd.	88,000	208,728
Megaworld Corp.	1,127,400	120,122
Mitsui Fudosan Co. Ltd.	31,300	710,303
Multiplan Empreendimentos Imobiliarios SA	34,645	735,986
New World Development Co. Ltd.	121,000	176,263
Nexity SA	3,346	204,953
RE/MAX Holdings, Inc., Class A	1,096	58,472
Realogy Holdings Corp.	13,530	377,622
Relo Group, Inc.	7,800	208,214
Sumitomo Realty & Development Co. Ltd.	19,000	627,724
Sun Hung Kai Properties Ltd.	31,000	508,861
Sunac China Holdings Ltd.	16,000	74,466

33

	Shares/ Principal Amount	Value
Tricon Capital Group, Inc.	8,196	$71,659
UOL Group Ltd.	46,100	304,201
VGP NV	1,496	102,196
Vonovia SE	662	31,159
Wharf Real Estate Investment Co. Ltd.(1)	22,000	132,955
Wheelock & Co. Ltd.	29,000	199,660
		11,981,672
Road and Rail — 0.8%
Canadian Pacific Railway Ltd.	2,155	377,513
CJ Logistics Corp.(1)	2,730	381,320
DSV A/S	21,053	1,621,593
Firstgroup plc(1)	38,283	56,363
Heartland Express, Inc.	22,974	524,726
Localiza Rent a Car SA	176,700	1,081,214
Norfolk Southern Corp.	2,838	393,432
Saia, Inc.(1)	1,701	111,926
Union Pacific Corp.	24,263	3,069,270
		7,617,357
Semiconductors and Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(1)	46,258	503,750
ams AG	2,300	223,862
Analog Devices, Inc.	7,656	659,258
Applied Materials, Inc.	87,551	4,620,066
ASM Pacific Technology Ltd.	8,400	121,979
ASML Holding NV	17,206	3,025,222
ASPEED Technology, Inc.	18,000	422,466
Broadcom Ltd.	16,150	4,488,731
Cavium, Inc.(1)	1,062	90,780
Cypress Semiconductor Corp.	3,923	62,807
Formfactor, Inc.(1)	4,661	76,440
Infineon Technologies AG	20,990	579,785
Inphi Corp.(1)	1,447	59,428
Intel Corp.	79,924	3,583,792
KLA-Tencor Corp.	9,243	945,004
Kulicke & Soffa Industries, Inc.(1)	3,014	74,838
Lam Research Corp.	15,414	2,964,575
Land Mark Optoelectronics Corp.	28,000	354,638
Maxim Integrated Products, Inc.	38,277	2,003,035
Megachips Corp.	9,000	274,320
Microsemi Corp.(1)	2,153	113,786
MKS Instruments, Inc.	555	52,337
Monolithic Power Systems, Inc.	1,627	192,555
NVIDIA Corp.	347	69,646
Power Integrations, Inc.	1,327	104,170
Powertech Technology, Inc.	123,000	374,138
QUALCOMM, Inc.	13,010	863,083

34

	Shares/ Principal Amount	Value
Rohm Co. Ltd.	6,800	$701,198
SK Hynix, Inc.	17,206	1,226,151
Skyworks Solutions, Inc.	1,653	173,135
SOITEC(1)	2,294	175,629
Sumco Corp.	10,000	252,986
Taiwan Semiconductor Manufacturing Co. Ltd.	448,425	3,375,956
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,566	180,814
Teradyne, Inc.	12,627	511,015
Texas Instruments, Inc.	21,688	2,110,026
Tokyo Electron Ltd.	800	149,052
Xilinx, Inc.	11,631	808,471
		36,568,924
Software — 3.5%
Activision Blizzard, Inc.	38,089	2,376,754
Adobe Systems, Inc.(1)	10,437	1,894,002
Autodesk, Inc.(1)	7,514	824,286
BroadSoft, Inc.(1)	2,032	111,760
Cadence Design Systems, Inc.(1)	1,065	46,764
Callidus Software, Inc.(1)	6,029	176,499
Electronic Arts, Inc.(1)	20,728	2,204,423
Guidewire Software, Inc.(1)	11,305	840,979
Intuit, Inc.	8,270	1,300,209
Microsoft Corp.	97,425	8,200,262
Nintendo Co. Ltd.	2,400	974,398
Oracle Corp. (New York)	84,428	4,142,038
Paycom Software, Inc.(1)	1,982	162,524
RealPage, Inc.(1)	3,366	152,648
Red Hat, Inc.(1)	11,983	1,518,965
RingCentral, Inc., Class A(1)	4,086	192,655
salesforce.com, Inc.(1)	14,482	1,510,762
SAP SE	11,120	1,252,715
ServiceNow, Inc.(1)	7,410	911,430
Splunk, Inc.(1)	19,883	1,592,430
Symantec Corp.	22,313	646,408
Synopsys, Inc.(1)	4,700	424,786
Trend Micro, Inc.	1,800	102,093
Tyler Technologies, Inc.(1)	5,510	1,007,889
Ubisoft Entertainment SA(1)	2,740	210,213
VMware, Inc., Class A(1)	7,374	885,691
Zynga, Inc., Class A(1)	147,610	605,201
		34,268,784
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	14,532	1,467,732
American Eagle Outfitters, Inc.	3,944	63,420
At Home Group, Inc.(1)	3,470	95,876
Best Buy Co., Inc.	20,378	1,214,733

35

	Shares/ Principal Amount	Value
Burlington Stores, Inc.(1)	8,396	$893,083
Camping World Holdings, Inc., Class A	2,235	103,615
CECONOMY AG	2,979	39,050
Floor & Decor Holdings, Inc., Class A(1)	1,633	66,283
Home Depot, Inc. (The)	1,476	265,414
Industria de Diseno Textil SA	7,975	282,638
L Brands, Inc.	5,450	305,582
Lowe's Cos., Inc.	22,395	1,867,071
Maisons du Monde SA	6,177	255,262
MarineMax, Inc.(1)	3,844	82,069
Monro, Inc.	1,189	59,985
National Vision Holdings, Inc.(1)	2,303	75,055
Nitori Holdings Co. Ltd.	4,000	654,595
O'Reilly Automotive, Inc.(1)	5,311	1,254,511
Penske Automotive Group, Inc.	1,843	89,127
Ross Stores, Inc.	9,209	700,160
Sleep Country Canada Holdings, Inc.	7,070	178,812
Sleep Number Corp.(1)	2,442	85,934
TJX Cos., Inc. (The)	10,922	825,157
Tokyo Base Co. Ltd.(1)	4,500	185,255
		11,110,419
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc.	65,785	11,305,152
Asetek A/S	2,195	22,722
Brother Industries Ltd.	13,400	332,295
Canon, Inc.	8,100	309,673
Catcher Technology Co. Ltd.	15,000	163,124
Cray, Inc.(1)	4,033	91,751
Lite-On Technology Corp.	48,000	59,332
Logitech International SA	7,968	277,538
Neopost SA	721	24,015
Pegatron Corp.	36,000	82,755
Samsung Electronics Co. Ltd.	1,657	3,893,144
Western Digital Corp.	2,507	197,702
		16,759,203
Textiles, Apparel and Luxury Goods — 0.8%
adidas AG	6,560	1,367,926
ANTA Sports Products Ltd.	95,000	426,641
Carter's, Inc.	1,617	175,153
Cie Financiere Richemont SA	9,680	833,174
Columbia Sportswear Co.	3,945	277,373
Culp, Inc.	149	4,783
Deckers Outdoor Corp.(1)	7,083	529,313
HUGO BOSS AG	1,649	135,664
Kering	3,120	1,384,987
Michael Kors Holdings Ltd.(1)	8,654	505,740

36

	Shares/ Principal Amount	Value
Ralph Lauren Corp.	5,049	$480,412
Samsonite International SA	37,200	153,964
Shenzhou International Group Holdings Ltd.	61,000	553,326
Steven Madden Ltd.(1)	1,238	52,924
Taiwan Paiho Ltd.	143,000	548,007
Tapestry, Inc.	16,179	674,502
		8,103,889
Thrifts and Mortgage Finance — 0.2%
Capitol Federal Financial, Inc.	32,668	459,312
Essent Group Ltd.(1)	31,911	1,412,062
LendingTree, Inc.(1)	321	96,926
Meta Financial Group, Inc.	529	49,699
		2,017,999
Tobacco — 0.5%
Altria Group, Inc.	21,834	1,481,000
British American Tobacco plc	30,130	1,916,697
Imperial Brands plc	7,174	297,444
Japan Tobacco, Inc.	4,100	135,859
Philip Morris International, Inc.	9,607	987,119
		4,818,119
Trading Companies and Distributors — 0.6%
Ashtead Group plc	39,352	1,011,535
BMC Stock Holdings, Inc.(1)	3,400	78,540
Bunzl plc	20,640	590,704
DXP Enterprises, Inc.(1)	3,179	88,376
Ferguson plc	14,060	1,015,098
Foundation Building Materials, Inc.(1)	5,939	90,332
GMS, Inc.(1)	966	36,041
MISUMI Group, Inc.	6,300	184,237
MonotaRO Co. Ltd.	20,700	591,522
MRC Global, Inc.(1)	5,880	92,375
MSC Industrial Direct Co., Inc., Class A	6,969	627,698
SiteOne Landscape Supply, Inc.(1)	2,564	191,736
Sumitomo Corp.	5,000	78,362
United Rentals, Inc.(1)	6,137	978,729
		5,655,285
Transportation Infrastructure — 0.1%
Airports of Thailand PCL	366,700	692,528
Hamburger Hafen und Logistik AG	1,921	56,540
		749,068
Water Utilities — 0.1%
Beijing Enterprises Water Group Ltd.	870,000	681,327
Evoqua Water Technologies Corp.(1)	4,614	99,847
		781,174
Wireless Telecommunication Services — 0.3%
Boingo Wireless, Inc.(1)	3,815	94,231

37

	Shares/ Principal Amount	Value
Drillisch AG	2,757	$210,452
KDDI Corp.	20,200	579,858
NTT DOCOMO, Inc.	19,900	516,159
T-Mobile US, Inc.(1)	20,998	1,282,348
Tele2 AB, B Shares	17,921	229,434
		2,912,482
TOTAL COMMON STOCKS (Cost $559,651,711)		759,331,952
CORPORATE BONDS — 8.1%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$30,000	29,604
Bombardier, Inc., 5.75%, 3/15/22(2)	125,000	123,750
Bombardier, Inc., 6.00%, 10/15/22(2)	30,000	29,513
Bombardier, Inc., 7.50%, 3/15/25(2)	55,000	55,344
KLX, Inc., 5.875%, 12/1/22(2)	70,000	73,412
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	93,692
Lockheed Martin Corp., 3.55%, 1/15/26	60,000	62,193
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	19,748
Rockwell Collins, Inc., 4.35%, 4/15/47	20,000	21,411
TransDigm, Inc., 6.00%, 7/15/22	135,000	139,556
TransDigm, Inc., 6.375%, 6/15/26	50,000	50,875
United Technologies Corp., 3.125%, 5/4/27	30,000	29,953
United Technologies Corp., 6.05%, 6/1/36	66,000	84,765
		813,816
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	80,000	79,588
XPO Logistics, Inc., 6.50%, 6/15/22(2)	40,000	41,950
		121,538
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	125,000	127,787
United Continental Holdings, Inc., 5.00%, 2/1/24	100,000	101,438
		229,225
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	75,000	77,719
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	110,000	114,400
Tenneco, Inc., 5.00%, 7/15/26	105,000	107,363
ZF North America Capital, Inc., 4.75%, 4/29/25(2)	110,000	117,604
		417,086
Automobiles — 0.1%
American Honda Finance Corp., 2.125%, 10/10/18	10,000	10,029
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	125,000	129,413
Ford Motor Co., 4.35%, 12/8/26	40,000	41,710
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	20,000	20,277
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	330,000	364,999
General Motors Co., 5.15%, 4/1/38	40,000	41,802
General Motors Financial Co., Inc., 3.25%, 5/15/18	30,000	30,189

38

		Shares/ Principal Amount	Value
General Motors Financial Co., Inc., 3.10%, 1/15/19		$90,000	$90,846
General Motors Financial Co., Inc., 3.20%, 7/6/21		130,000	131,652
General Motors Financial Co., Inc., 5.25%, 3/1/26		60,000	65,260
Hyundai Capital America, MTN, 3.00%, 10/30/20		114,000	114,113
			1,040,290
Banks — 0.8%
Akbank Turk AS, 5.00%, 10/24/22		70,000	69,842
Banco General SA, 4.125%, 8/7/27(2)		135,000	135,162
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(2)		265,000	266,590
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(3)		114,000	116,622
Bangkok Bank PCL, 3.875%, 9/27/22		86,000	89,845
Bank of America Corp., MTN, 4.00%, 4/1/24		30,000	31,694
Bank of America Corp., MTN, 4.20%, 8/26/24		180,000	189,190
Bank of America Corp., MTN, 4.00%, 1/22/25		70,000	72,360
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	135,995
Bank of America Corp., MTN, 5.00%, 1/21/44		$140,000	165,516
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		20,000	21,999
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	73,700
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	100,000	127,440
Branch Banking & Trust Co., 3.625%, 9/16/25		$30,000	30,958
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	100,000	121,770
Capital One Financial Corp., 4.20%, 10/29/25		$225,000	230,624
Citigroup, Inc., 2.75%, 4/25/22		110,000	109,847
Citigroup, Inc., 4.05%, 7/30/22		80,000	83,464
Citigroup, Inc., 3.20%, 10/21/26		25,000	24,648
Citigroup, Inc., 4.45%, 9/29/27		230,000	241,908
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		140,000	139,636
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	148,233
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$50,000	52,688
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	100,000	126,575
Credit Suisse AG, 1.52%, 4/25/18		$450,000	450,116
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	93,000	124,844
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	175,000	233,789
Fifth Third Bancorp, 4.30%, 1/16/24		$40,000	42,456
Grupo Aval Ltd., 4.75%, 9/26/22		71,000	72,597
Huntington Bancshares, Inc., 2.30%, 1/14/22		75,000	73,883
Itau Unibanco Holding SA, 6.20%, 12/21/21		80,000	86,600
JPMorgan Chase & Co., 4.625%, 5/10/21		30,000	32,059
JPMorgan Chase & Co., 3.25%, 9/23/22		40,000	40,925
JPMorgan Chase & Co., 3.875%, 9/10/24		435,000	453,477
JPMorgan Chase & Co., 3.125%, 1/23/25		110,000	110,326
KEB Hana Bank, MTN, 4.375%, 9/30/24		114,000	118,940
KeyCorp, MTN, 2.30%, 12/13/18		80,000	80,091
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	75,000	110,969
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	20,000	36,029

39

		Shares/ Principal Amount	Value
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(3)		$257,000	$262,451
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		225,000	236,955
Regions Financial Corp., 2.75%, 8/14/22		50,000	49,802
Royal Bank of Canada, MTN, 1.50%, 1/16/18		400,000	399,972
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		55,000	60,700
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	100,000	125,719
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(2)		$121,000	126,370
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(2)(3)		90,000	89,173
U.S. Bancorp, MTN, 3.00%, 3/15/22		50,000	51,182
U.S. Bancorp, MTN, 3.60%, 9/11/24		110,000	114,015
Wells Fargo & Co., 3.07%, 1/24/23		80,000	80,637
Wells Fargo & Co., 4.125%, 8/15/23		100,000	105,327
Wells Fargo & Co., 3.00%, 4/22/26		140,000	136,658
Wells Fargo & Co., MTN, 2.60%, 7/22/20		225,000	226,556
Wells Fargo & Co., MTN, 4.10%, 6/3/26		70,000	72,853
Wells Fargo & Co., MTN, 4.65%, 11/4/44		36,000	38,668
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(3)		30,000	30,368
Westpac Banking Corp., MTN, 1.60%, 1/12/18		250,000	250,023
Woori Bank, MTN, 4.75%, 4/30/24		86,000	90,063
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(2)		70,000	68,934
Zenith Bank plc, 6.25%, 4/22/19(2)		150,000	154,185
			7,644,018
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		180,000	184,765
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		150,000	154,131
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		130,000	147,082
Constellation Brands, Inc., 4.75%, 12/1/25		90,000	98,810
Molson Coors Brewing Co., 3.00%, 7/15/26		70,000	68,022
			652,810
Biotechnology — 0.1%
AbbVie, Inc., 2.90%, 11/6/22		170,000	170,155
AbbVie, Inc., 3.60%, 5/14/25		20,000	20,464
AbbVie, Inc., 4.40%, 11/6/42		80,000	83,781
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		110,000	108,350
Amgen, Inc., 4.66%, 6/15/51		80,000	86,649
Biogen, Inc., 3.625%, 9/15/22		70,000	72,536
Celgene Corp., 3.25%, 8/15/22		50,000	50,860
Celgene Corp., 3.625%, 5/15/24		150,000	153,740
Celgene Corp., 3.875%, 8/15/25		40,000	41,267
Celgene Corp., 5.00%, 8/15/45		10,000	11,037
Gilead Sciences, Inc., 4.40%, 12/1/21		40,000	42,771
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	237,918
			1,079,528
Building Products†
Masco Corp., 4.45%, 4/1/25		60,000	63,912

40

	Shares/ Principal Amount	Value
Capital Markets†
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 1/15/27	$30,000	$31,638
SURA Asset Management SA, 4.375%, 4/11/27	55,000	55,880
		87,518
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	140,000	146,300
Blue Cube Spinco, Inc., 9.75%, 10/15/23	65,000	77,756
Braskem Netherlands Finance BV, 4.50%, 1/10/28(2)	114,000	113,601
CF Industries, Inc., 3.45%, 6/1/23	95,000	93,694
Chemours Co. (The), 6.625%, 5/15/23	50,000	53,125
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,124
Equate Petrochemical BV, 4.25%, 11/3/26(2)	114,000	116,574
Hexion, Inc., 6.625%, 4/15/20	80,000	71,000
Huntsman International LLC, 5.125%, 11/15/22	85,000	92,012
INEOS Group Holdings SA, 5.625%, 8/1/24(2)	120,000	125,400
Mexichem SAB de CV, 5.50%, 1/15/48(2)	140,000	136,675
NOVA Chemicals Corp., 4.875%, 6/1/24(2)	200,000	202,635
Olin Corp., 5.125%, 9/15/27	70,000	73,675
Platform Specialty Products Corp., 6.50%, 2/1/22(2)	50,000	51,813
Tronox Finance plc, 5.75%, 10/1/25(2)	30,000	31,275
		1,417,659
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21	100,000	110,500
Clean Harbors, Inc., 5.25%, 8/1/20	40,000	40,700
Covanta Holding Corp., 5.875%, 3/1/24	300,000	303,750
Envision Healthcare Corp., 5.125%, 7/1/22(2)	100,000	98,625
Iron Mountain, Inc., 5.75%, 8/15/24	125,000	128,594
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	90,000	99,563
Republic Services, Inc., 3.55%, 6/1/22	100,000	103,479
Waste Management, Inc., 4.10%, 3/1/45	40,000	42,233
		927,444
Communications†
Colombia Telecomunicaciones SA, 8.50%, 12/29/49	57,000	60,990
Communications Equipment — 0.1%
CommScope Technologies LLC, 5.00%, 3/15/27(2)	100,000	100,999
HTA Group Ltd., 9.125%, 3/8/22(2)	86,000	92,214
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	150,000	160,795
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	140,000	146,650
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(2)	90,000	92,925
		593,583
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	125,000	129,688
Construction Materials — 0.1%
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	40,000	45,200
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	100,000	104,625

41

	Shares/ Principal Amount	Value
Cemex SAB de CV, 6.125%, 5/5/25	$115,000	$122,187
Owens Corning, 4.20%, 12/15/22	50,000	52,523
Ply Gem Industries, Inc., 6.50%, 2/1/22	150,000	156,000
Standard Industries, Inc., 6.00%, 10/15/25(2)	60,000	64,962
USG Corp., 5.50%, 3/1/25(2)	60,000	64,425
		609,922
Consumer Finance — 0.1%
American Express Co., 1.55%, 5/22/18	50,000	49,968
American Express Credit Corp., MTN, 2.60%, 9/14/20	30,000	30,230
American Express Credit Corp., MTN, 2.25%, 5/5/21	140,000	139,151
CIT Group, Inc., 5.00%, 8/15/22	160,000	171,400
CIT Group, Inc., 5.00%, 8/1/23	50,000	53,935
Discover Financial Services, 3.75%, 3/4/25	150,000	151,223
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	70,000	75,600
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	70,000	75,731
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)	35,000	35,656
Navient Corp., 5.00%, 10/26/20	65,000	66,381
Navient Corp., 5.50%, 1/25/23	170,000	170,850
OneMain Financial Holdings LLC, 6.75%, 12/15/19(2)	75,000	77,484
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)	90,000	92,363
Synchrony Financial, 2.60%, 1/15/19	30,000	30,110
Synchrony Financial, 3.00%, 8/15/19	10,000	10,099
Visa, Inc., 2.75%, 9/15/27	60,000	58,925
		1,289,106
Containers and Packaging — 0.1%
ARD Finance SA (Toggle PIK), 7.125%, 9/15/23	200,000	212,480
Ball Corp., 5.00%, 3/15/22	40,000	43,100
Ball Corp., 4.00%, 11/15/23	100,000	103,125
Ball Corp., 5.25%, 7/1/25	35,000	38,456
Berry Global, Inc., 5.50%, 5/15/22	85,000	88,188
Berry Global, Inc., 5.125%, 7/15/23	60,000	63,075
BWAY Holding Co., 5.50%, 4/15/24(2)	40,000	41,800
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	190,000	198,873
Novelis Corp., 6.25%, 8/15/24(2)	50,000	52,875
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)	40,000	43,775
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)	100,000	103,875
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)	200,000	214,960
Sealed Air Corp., 5.125%, 12/1/24(2)	105,000	113,137
		1,317,719
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	40,000	39,873
Diversified Financial Services — 0.4%
Ally Financial, Inc., 3.60%, 5/21/18	70,000	70,438
Ally Financial, Inc., 4.75%, 9/10/18	150,000	152,625

42

		Shares/ Principal Amount	Value
Ally Financial, Inc., 4.625%, 3/30/25		$155,000	$164,881
Ally Financial, Inc., 5.75%, 11/20/25		20,000	22,000
Ally Financial, Inc., 8.00%, 11/1/31		70,000	93,012
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	86,961
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(3)	GBP	100,000	132,853
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$200,000	199,461
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		220,000	219,788
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		20,000	20,120
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	76,832
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$50,000	55,614
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		130,000	131,674
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		195,000	195,392
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		110,000	124,219
HSBC Holdings plc, 2.95%, 5/25/21		200,000	202,140
HSBC Holdings plc, 4.375%, 11/23/26		200,000	208,442
HUB International Ltd., 7.875%, 10/1/21(2)		75,000	78,094
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		90,000	92,756
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	82,100
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		170,000	167,458
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(3)		50,000	50,481
Morgan Stanley, 2.75%, 5/19/22		30,000	29,958
Morgan Stanley, 4.375%, 1/22/47		30,000	32,061
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	264,379
Morgan Stanley, MTN, 3.70%, 10/23/24		270,000	278,967
Morgan Stanley, MTN, 4.00%, 7/23/25		160,000	167,683
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		70,000	71,094
WTT Investment Ltd., 5.50%, 11/21/22(2)		85,000	86,487
			3,557,970
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 5.00%, 3/1/21		70,000	75,054
AT&T, Inc., 3.60%, 2/17/23		80,000	81,917
AT&T, Inc., 3.40%, 5/15/25		170,000	166,764
AT&T, Inc., 3.90%, 8/14/27		160,000	159,203
AT&T, Inc., 6.55%, 2/15/39		91,000	109,360
AT&T, Inc., 4.75%, 5/15/46		12,000	11,516
AT&T, Inc., 5.15%, 2/14/50		50,000	49,686
Axtel SAB de CV, 6.375%, 11/14/24(2)		120,000	122,400
British Telecommunications plc, 5.95%, 1/15/18		70,000	70,350
CenturyLink, Inc., 5.625%, 4/1/20		170,000	171,062
CenturyLink, Inc., 5.80%, 3/15/22		90,000	86,400
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		30,000	29,175
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)		180,000	181,124
Frontier Communications Corp., 7.125%, 3/15/19		205,000	198,594

43

	Shares/ Principal Amount	Value
Frontier Communications Corp., 7.125%, 1/15/23	$145,000	$102,225
Frontier Communications Corp., 6.875%, 1/15/25	140,000	96,600
Frontier Communications Corp., 11.00%, 9/15/25	10,000	7,725
Hughes Satellite Systems Corp., 5.25%, 8/1/26	100,000	101,875
Inmarsat Finance plc, 4.875%, 5/15/22(2)	50,000	51,062
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	175,000	166,250
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)	180,000	174,150
Level 3 Financing, Inc., 5.375%, 8/15/22	100,000	101,625
Level 3 Financing, Inc., 5.375%, 5/1/25	55,000	55,291
Ooredoo International Finance Ltd., 7.875%, 6/10/19(2)	129,000	139,351
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)	86,000	85,394
Orange SA, 4.125%, 9/14/21	70,000	74,286
Sprint Capital Corp., 8.75%, 3/15/32	100,000	115,719
Telecom Italia Capital SA, 6.375%, 11/15/33	200,000	232,000
Telefonica Emisiones SAU, 5.46%, 2/16/21	10,000	10,829
Verizon Communications, Inc., 3.50%, 11/1/24	60,000	60,851
Verizon Communications, Inc., 2.625%, 8/15/26	10,000	9,356
Verizon Communications, Inc., 4.125%, 3/16/27	130,000	135,401
Verizon Communications, Inc., 4.75%, 11/1/41	40,000	40,580
Verizon Communications, Inc., 4.86%, 8/21/46	33,000	33,807
Verizon Communications, Inc., 5.01%, 8/21/54	49,000	49,707
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20	13,000	11,310
Windstream Services LLC / Windstream Finance Corp., 6.375%, 8/1/23	95,000	64,600
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(2)	49,400	48,289
		3,480,888
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)	86,000	87,286
Greenko Investment Co., 4.875%, 8/16/23(2)	57,000	56,719
Minejesa Capital BV, 4.625%, 8/10/30(2)	114,000	115,831
		259,836
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	50,000	49,250
Ensco plc, 8.00%, 1/31/24	96,000	94,560
Halliburton Co., 3.80%, 11/15/25	60,000	61,911
Nabors Industries, Inc., 4.625%, 9/15/21	70,000	67,375
Noble Holding International Ltd., 7.75%, 1/15/24	235,000	204,450
Precision Drilling Corp., 5.25%, 11/15/24	105,000	98,963
Transocean, Inc., 9.00%, 7/15/23(2)	200,000	216,750
Weatherford International Ltd., 7.75%, 6/15/21	95,000	97,256
Weatherford International Ltd., 4.50%, 4/15/22	185,000	167,425
		1,057,940
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20	60,000	63,863
American Tower Corp., 3.375%, 10/15/26	70,000	68,842

44

		Shares/ Principal Amount	Value
Boston Properties LP, 3.65%, 2/1/26		$60,000	$60,880
CoreCivic, Inc., 4.125%, 4/1/20		70,000	71,827
Crown Castle International Corp., 5.25%, 1/15/23		10,000	10,991
Crown Castle International Corp., 4.45%, 2/15/26		80,000	83,905
Equinix, Inc., 5.375%, 4/1/23		70,000	72,506
Equinix, Inc., 5.375%, 5/15/27		90,000	97,407
Essex Portfolio LP, 3.625%, 8/15/22		70,000	72,183
Essex Portfolio LP, 3.25%, 5/1/23		20,000	20,225
Hospitality Properties Trust, 4.65%, 3/15/24		80,000	84,197
Iron Mountain, Inc., 4.875%, 9/15/27(2)		100,000	102,750
Kilroy Realty LP, 3.80%, 1/15/23		70,000	71,766
Kilroy Realty LP, 4.375%, 10/1/25		20,000	21,026
Kimco Realty Corp., 2.80%, 10/1/26		50,000	46,925
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		90,000	96,750
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		75,000	76,688
Simon Property Group LP, 3.25%, 11/30/26		60,000	59,511
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(2)		95,000	86,688
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)		60,000	59,400
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23		85,000	81,813
Welltower, Inc., 3.75%, 3/15/23		60,000	62,124
			1,472,267
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22		57,000	57,989
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)		200,000	226,000
			283,989
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24		200,000	192,000
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)		40,000	38,500
Cencosud SA, 6.625%, 2/12/45		95,000	104,004
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)		229,000	227,147
CK Hutchison International 17 Ltd., 3.50%, 4/5/27		286,000	285,733
CVS Health Corp., 3.50%, 7/20/22		50,000	50,978
CVS Health Corp., 5.125%, 7/20/45		40,000	44,105
Horizon Pharma, Inc., 6.625%, 5/1/23		75,000	73,500
Kroger Co. (The), 3.30%, 1/15/21		110,000	112,540
Kroger Co. (The), 3.875%, 10/15/46		30,000	26,823
Rite Aid Corp., 6.125%, 4/1/23(2)		250,000	232,187
SUPERVALU, Inc., 6.75%, 6/1/21		50,000	48,625
Target Corp., 2.50%, 4/15/26		60,000	57,334
Tesco plc, MTN, 5.50%, 12/13/19	GBP	60,000	88,058
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$4,000	4,009
			1,585,543

45

	Shares/ Principal Amount	Value
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25	$80,000	$81,992
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)	70,000	71,882
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)	80,000	78,500
Kraft Heinz Foods Co., 5.20%, 7/15/45	30,000	32,582
Kraft Heinz Foods Co., 4.375%, 6/1/46	10,000	9,679
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	90,000	93,487
MHP SE, 7.75%, 5/10/24(2)	71,000	77,339
Minerva Luxembourg SA, 6.50%, 9/20/26	93,000	96,740
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)	280,000	294,560
Post Holdings, Inc., 5.00%, 8/15/26(2)	250,000	248,437
		1,085,198
Gas Utilities — 0.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	50,000	52,423
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	60,000	63,813
Boardwalk Pipelines LP, 4.45%, 7/15/27	30,000	30,595
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	70,000	76,125
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27(2)	90,000	93,262
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	40,000	41,600
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	93,037
Enbridge Energy Partners LP, 6.50%, 4/15/18	90,000	91,508
Enbridge, Inc., 4.00%, 10/1/23	40,000	41,586
Enbridge, Inc., 4.50%, 6/10/44	40,000	40,513
Energy Transfer Equity LP, 5.875%, 1/15/24	110,000	118,250
Energy Transfer Equity LP, 5.50%, 6/1/27	75,000	78,563
Energy Transfer LP, 4.15%, 10/1/20	70,000	72,475
Energy Transfer LP, 3.60%, 2/1/23	60,000	60,300
Energy Transfer LP, 6.50%, 2/1/42	40,000	44,937
Enterprise Products Operating LLC, 5.20%, 9/1/20	35,000	37,509
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	138,549
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	45,000	46,730
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	160,000	159,600
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	50,000	54,221
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	90,000	104,530
Magellan Midstream Partners LP, 6.55%, 7/15/19	36,000	38,347
MPLX LP, 4.875%, 6/1/25	140,000	150,075
MPLX LP, 5.20%, 3/1/47	10,000	10,592
NuStar Logistics LP, 4.75%, 2/1/22	40,000	40,500
ONEOK, Inc., 4.00%, 7/13/27	40,000	40,122
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	90,000	90,635
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	37,130	38,429

46

	Shares/ Principal Amount	Value
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	$180,000	$189,450
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	120,000	132,242
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	110,000	109,574
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	90,000	88,988
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	94,000	96,467
TransCanada PipeLines Ltd., 2.50%, 8/1/22	12,000	11,938
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	50,250
Williams Cos., Inc. (The), 4.55%, 6/24/24	220,000	229,075
Williams Partners LP, 5.10%, 9/15/45	50,000	53,240
		2,910,050
Health Care Equipment and Supplies — 0.1%
Abbott Laboratories, 2.00%, 9/15/18	20,000	20,000
Abbott Laboratories, 3.75%, 11/30/26	115,000	117,452
Becton Dickinson and Co., 3.73%, 12/15/24	80,000	81,531
Becton Dickinson and Co., 3.70%, 6/6/27	40,000	39,938
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	66,631
Mallinckrodt International Finance SA, 4.75%, 4/15/23	170,000	139,187
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	105,000	97,388
Medtronic, Inc., 2.50%, 3/15/20	40,000	40,331
Medtronic, Inc., 3.50%, 3/15/25	130,000	134,438
Medtronic, Inc., 4.375%, 3/15/35	50,000	55,000
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	50,000	49,750
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	65,000	67,172
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	27,000	27,554
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	40,000	47,183
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	30,000	30,042
		1,013,597
Health Care Providers and Services — 0.4%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	25,097
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	70,000	70,788
Aetna, Inc., 2.75%, 11/15/22	60,000	59,394
Anthem, Inc., 3.65%, 12/1/27	40,000	40,260
Anthem, Inc., 4.65%, 1/15/43	40,000	42,668
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	100,000	89,875
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	55,000	43,175
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	35,000	32,900
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	36,450
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	100,000	94,000
DaVita, Inc., 5.125%, 7/15/24	107,000	109,073
DaVita, Inc., 5.00%, 5/1/25	125,000	125,469
Envision Healthcare Corp., 5.625%, 7/15/22	155,000	158,487
Express Scripts Holding Co., 3.40%, 3/1/27	130,000	127,120
HCA, Inc., 3.75%, 3/15/19	120,000	121,800

47

	Shares/ Principal Amount	Value
HCA, Inc., 7.50%, 2/15/22	$215,000	$243,251
HCA, Inc., 4.75%, 5/1/23	155,000	162,169
HCA, Inc., 5.00%, 3/15/24	110,000	115,775
HCA, Inc., 5.375%, 2/1/25	220,000	228,800
HealthSouth Corp., 5.75%, 11/1/24	55,000	56,513
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	95,000	98,087
Kindred Healthcare, Inc., 8.00%, 1/15/20	120,000	121,500
Kindred Healthcare, Inc., 6.375%, 4/15/22	60,000	57,000
Mylan NV, 3.95%, 6/15/26	30,000	29,963
Northwell Healthcare, Inc., 4.26%, 11/1/47	30,000	30,293
NYU Hospitals Center, 4.43%, 7/1/42	30,000	31,970
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	50,563
Tenet Healthcare Corp., 8.125%, 4/1/22	230,000	228,562
Tenet Healthcare Corp., 6.75%, 6/15/23	50,000	46,938
Tenet Healthcare Corp., 5.125%, 5/1/25(2)	150,000	145,312
Tenet Healthcare Corp., 7.00%, 8/1/25(2)	290,000	264,262
UnitedHealth Group, Inc., 2.875%, 3/15/22	80,000	81,091
UnitedHealth Group, Inc., 3.75%, 7/15/25	80,000	84,211
UnitedHealth Group, Inc., 4.75%, 7/15/45	50,000	57,399
Universal Health Services, Inc., 5.00%, 6/1/26(2)	85,000	89,037
		3,399,252
Hotels, Restaurants and Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	130,000	133,900
Aramark Services, Inc., 5.125%, 1/15/24	65,000	68,738
Aramark Services, Inc., 5.00%, 4/1/25(2)	30,000	32,025
Boyd Gaming Corp., 6.875%, 5/15/23	91,000	97,370
Boyd Gaming Corp., 6.375%, 4/1/26	75,000	81,937
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties Finance, Inc., 8.00%, 10/1/20	60,000	61,500
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties Finance, Inc., 11.00%, 10/1/21	110,000	117,150
Eldorado Resorts, Inc., 7.00%, 8/1/23	100,000	107,750
Golden Nugget, Inc., 6.75%, 10/15/24(2)	140,000	143,325
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	150,000	152,625
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	90,000	93,262
International Game Technology plc, 6.25%, 2/15/22(2)	170,000	186,362
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	85,000	89,994
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	45,000	47,700
McDonald's Corp., MTN, 3.375%, 5/26/25	30,000	30,702
McDonald's Corp., MTN, 4.70%, 12/9/35	20,000	22,359
McDonald's Corp., MTN, 4.45%, 3/1/47	70,000	74,932
MGM Resorts International, 5.25%, 3/31/20	80,000	84,400
48

	Shares/ Principal Amount	Value
MGM Resorts International, 6.00%, 3/15/23	$135,000	$149,175
MGM Resorts International, 4.625%, 9/1/26	50,000	51,250
Penn National Gaming, Inc., 5.625%, 1/15/27(2)	175,000	182,000
Pinnacle Entertainment, Inc., 5.625%, 5/1/24	30,000	31,275
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	50,000	50,375
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	33,096
Scientific Games International, Inc., 6.25%, 9/1/20	70,000	71,313
Scientific Games International, Inc., 7.00%, 1/1/22(2)	125,000	132,187
Scientific Games International, Inc., 10.00%, 12/1/22	105,000	116,025
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	130,000	134,589
Yum! Brands, Inc., 3.75%, 11/1/21	50,000	51,313
		2,628,629
Household Durables — 0.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23	5,000	5,238
Beazer Homes USA, Inc., 6.75%, 3/15/25	130,000	137,436
Beazer Homes USA, Inc., 5.875%, 10/15/27(2)	90,000	90,450
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	50,000	52,453
Century Communities, Inc., 6.875%, 5/15/22	30,000	31,604
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)	50,000	49,500
KB Home, 7.00%, 12/15/21	55,000	61,737
Lennar Corp., 4.50%, 4/30/24	160,000	165,400
Meritage Homes Corp., 5.125%, 6/6/27	190,000	192,669
Newell Brands, Inc., 4.20%, 4/1/26	105,000	109,932
Newell Brands, Inc., 5.50%, 4/1/46	10,000	11,873
PulteGroup, Inc., 5.50%, 3/1/26	100,000	109,285
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	60,000	62,550
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)	225,000	235,125
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	185,000	199,569
William Lyon Homes, Inc., 5.875%, 1/31/25	115,000	117,875
		1,632,696
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)	65,000	67,600
Spectrum Brands, Inc., 6.625%, 11/15/22	155,000	161,200
Spectrum Brands, Inc., 5.75%, 7/15/25	40,000	42,200
		271,000
Industrial Conglomerates†
Bombardier, Inc., 8.75%, 12/1/21(2)	25,000	27,781
FedEx Corp., 4.40%, 1/15/47	30,000	31,203
General Electric Co., 4.125%, 10/9/42	90,000	91,956
General Electric Co., MTN, 4.375%, 9/16/20	85,000	89,332

49

		Shares/ Principal Amount	Value
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)		$203,000	$209,851
			450,123
Insurance — 0.2%
Allianz SE, MTN, VRN, 4.75%, 10/24/23(3)	EUR	100,000	141,593
American International Group, Inc., 4.125%, 2/15/24		$110,000	116,205
American International Group, Inc., 4.50%, 7/16/44		40,000	42,019
AXA SA, 7.125%, 12/15/20	GBP	20,000	31,401
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$78,000	79,970
Berkshire Hathaway, Inc., 2.75%, 3/15/23		30,000	30,215
Berkshire Hathaway, Inc., 4.50%, 2/11/43		50,000	56,114
Chubb INA Holdings, Inc., 3.15%, 3/15/25		70,000	70,480
Chubb INA Holdings, Inc., 3.35%, 5/3/26		30,000	30,608
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	100,000	133,695
Fiore Capital LLC, VRDN, 1.22%, 12/7/17 (LOC: Wells Fargo Bank N.A.)(3)		$450,000	450,000
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25(3)	EUR	100,000	132,243
Genworth Holdings, Inc., 7.625%, 9/24/21		$35,000	34,650
Genworth Holdings, Inc., VRN, 3.42%, 2/15/18, resets quarterly off the 3-month LIBOR plus 2.00%		25,000	12,000
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		20,000	25,102
International Lease Finance Corp., 3.875%, 4/15/18		80,000	80,532
International Lease Finance Corp., 6.25%, 5/15/19		100,000	105,279
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(3)	EUR	100,000	133,274
Liberty Mutual Group, Inc., VRN, 4.23%, 12/15/17, resets quarterly off the 3-month LIBOR plus 2.91%(2)		$125,000	122,812
Markel Corp., 4.90%, 7/1/22		70,000	75,770
MetLife, Inc., 4.125%, 8/13/42		30,000	31,120
MetLife, Inc., 4.875%, 11/13/43		30,000	34,529
Principal Financial Group, Inc., 3.30%, 9/15/22		30,000	30,658
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		12,000	12,908
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		70,000	88,958
Voya Financial, Inc., 5.70%, 7/15/43		50,000	59,460
Voya Financial, Inc., VRN, 5.65%, 5/15/23(3)		75,000	79,387
WR Berkley Corp., 4.625%, 3/15/22		40,000	42,736
WR Berkley Corp., 4.75%, 8/1/44		30,000	31,800
			2,315,518
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23(11)		200,000	200,652
Amazon.com, Inc., 3.15%, 8/22/27(2)		120,000	120,289
Amazon.com, Inc., 3.875%, 8/22/37(2)		30,000	31,372
JD.com, Inc., 3.875%, 4/29/26		143,000	143,289
			495,602
Internet Software and Services†
Baidu, Inc., 3.625%, 7/6/27		228,000	225,745
Netflix, Inc., 5.375%, 2/1/21		40,000	42,600

50

	Shares/ Principal Amount	Value
Netflix, Inc., 5.75%, 3/1/24	$100,000	$107,000
		375,345
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	15,000	15,712
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	90,000	98,550
Fidelity National Information Services, Inc., 3.00%, 8/15/26	100,000	96,316
First Data Corp., 7.00%, 12/1/23(2)	150,000	159,094
First Data Corp., 5.00%, 1/15/24(2)	80,000	83,100
First Data Corp., 5.75%, 1/15/24(2)	120,000	124,950
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	80,000	82,008
		659,730
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(2)	115,000	124,775
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	220,000	224,950
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	40,000	53,392
21st Century Fox America, Inc., 4.75%, 9/15/44	30,000	31,605
Altice Financing SA, 6.625%, 2/15/23(2)	260,000	267,150
Altice US Finance I Corp., 5.375%, 7/15/23(2)	100,000	102,000
Altice US Finance I Corp., 5.50%, 5/15/26(2)	50,000	50,750
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	100,000	97,875
AMC Networks, Inc., 4.75%, 8/1/25	130,000	129,350
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	243,000	259,020
Cablevision Systems Corp., 5.875%, 9/15/22	125,000	124,062
CBS Corp., 3.50%, 1/15/25	50,000	50,140
CBS Corp., 4.85%, 7/1/42	30,000	30,790
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	174,994
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	150,000	155,625
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	120,000	124,800
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	125,000	124,141
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	170,000	179,846
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	50,000	57,685
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	56,513
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	218,625
Comcast Corp., 6.40%, 5/15/38	100,000	133,189
Comcast Corp., 4.75%, 3/1/44	30,000	33,330
CSC Holdings LLC, 10.125%, 1/15/23(2)	70,000	79,362
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	108,000
CSC Holdings LLC, 5.50%, 4/15/27(2)	90,000	91,462
Cumulus Media Holdings, Inc., 7.75%, 5/1/19(1)(4)	50,000	6,250

51

	Shares/ Principal Amount	Value
Digicel Ltd., 6.00%, 4/15/21	$86,000	$83,337
Discovery Communications LLC, 5.625%, 8/15/19	32,000	33,680
Discovery Communications LLC, 3.95%, 3/20/28	140,000	137,279
DISH DBS Corp., 6.75%, 6/1/21	100,000	106,750
DISH DBS Corp., 5.00%, 3/15/23	130,000	126,886
DISH DBS Corp., 5.875%, 11/15/24	175,000	176,496
Gray Television, Inc., 5.125%, 10/15/24(2)	100,000	99,875
Gray Television, Inc., 5.875%, 7/15/26(2)	175,000	178,062
GTH Finance BV, 7.25%, 4/26/23(2)	87,000	98,969
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	6,000	6,247
Lamar Media Corp., 5.875%, 2/1/22	70,000	71,838
Lamar Media Corp., 5.00%, 5/1/23	90,000	93,150
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,650
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(2)	75,000	79,068
McClatchy Co. (The), 9.00%, 12/15/22	35,000	36,597
Myriad International Holdings BV, 6.00%, 7/18/20	86,000	92,747
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	53,265
NBCUniversal Media LLC, 2.875%, 1/15/23	50,000	50,489
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)	140,000	143,500
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	110,000	113,503
Omnicom Group, Inc., 3.60%, 4/15/26	60,000	60,372
Regal Entertainment Group, 5.75%, 3/15/22	100,000	103,500
RR Donnelley & Sons Co., 6.00%, 4/1/24	90,000	84,375
SFR Group SA, 7.375%, 5/1/26(2)	140,000	141,575
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)	80,000	82,400
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)	95,000	97,850
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	60,000	63,825
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)	55,000	57,973
TEGNA, Inc., 5.50%, 9/15/24(2)	130,000	135,850
Time Warner Cable LLC, 6.75%, 7/1/18	35,000	35,918
Time Warner Cable LLC, 5.50%, 9/1/41	30,000	31,369
Time Warner Cable LLC, 4.50%, 9/15/42	30,000	27,849
Time Warner, Inc., 3.60%, 7/15/25	105,000	105,530
Time Warner, Inc., 3.80%, 2/15/27	60,000	59,931
Time Warner, Inc., 5.35%, 12/15/43	30,000	32,638
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)	115,000	116,287
Univision Communications, Inc., 5.125%, 2/15/25(2)	170,000	165,750
Viacom, Inc., 3.125%, 6/15/22	10,000	9,801
Viacom, Inc., 4.25%, 9/1/23	55,000	55,680
Videotron Ltd., 5.00%, 7/15/22	75,000	79,312
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	150,000	155,250
VTR Finance BV, 6.875%, 1/15/24	129,000	136,740
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	12,000	11,884
WMG Acquisition Corp., 5.625%, 4/15/22(2)	144,000	149,220
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)	85,000	85,425

52

	Shares/ Principal Amount	Value
Ziggo Secured Finance BV, 5.50%, 1/15/27(2)	$150,000	$151,125
		6,790,773
Metals and Mining — 0.3%
AK Steel Corp., 7.00%, 3/15/27	90,000	89,568
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	75,000	82,898
Aleris International, Inc., 9.50%, 4/1/21(2)	40,000	42,300
Allegheny Technologies, Inc., 5.95%, 1/15/21	145,000	149,350
ArcelorMittal, 6.00%, 3/1/21	70,000	75,872
ArcelorMittal, 7.25%, 3/1/41	140,000	175,175
Arconic, Inc., 5.40%, 4/15/21	45,000	47,958
Arconic, Inc., 5.125%, 10/1/24	160,000	170,700
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	37,037
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(2)	150,000	146,362
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)	90,000	93,825
Freeport-McMoRan, Inc., 3.55%, 3/1/22	130,000	128,537
Freeport-McMoRan, Inc., 3.875%, 3/15/23	4,000	3,974
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	210,162
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	50,000	53,513
Kinross Gold Corp., 5.125%, 9/1/21	25,000	26,500
Lundin Mining Corp., 7.875%, 11/1/22(2)	70,000	75,775
Nexa Resources SA, 5.375%, 5/4/27	128,000	135,360
Novelis Corp., 5.875%, 9/30/26(2)	150,000	157,125
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(2)	71,000	71,477
Southern Copper Corp., 5.25%, 11/8/42	105,000	117,544
Steel Dynamics, Inc., 5.25%, 4/15/23	115,000	119,059
Steel Dynamics, Inc., 5.00%, 12/15/26	25,000	26,485
Teck Resources Ltd., 4.75%, 1/15/22	140,000	147,700
Teck Resources Ltd., 6.25%, 7/15/41	40,000	45,800
United States Steel Corp., 7.375%, 4/1/20	44,000	48,070
Vale Overseas Ltd., 6.25%, 8/10/26	30,000	34,872
Vedanta Resources plc, 6.125%, 8/9/24(2)	121,000	124,117
		2,637,115
Multi-Utilities — 0.3%
AES Corp., 4.875%, 5/15/23	245,000	251,350
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	31,500
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	78,187
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	150,000	152,250
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	50,000	51,669
Calpine Corp., 5.375%, 1/15/23	100,000	100,000
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	143,000	151,055
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	41,805
Dominion Energy, Inc., 6.40%, 6/15/18	120,000	122,969
Dominion Energy, Inc., 2.75%, 9/15/22	10,000	9,972
Dominion Energy, Inc., 3.625%, 12/1/24	90,000	92,943

53

	Shares/ Principal Amount	Value
Dominion Energy, Inc., 4.90%, 8/1/41	$30,000	$33,847
Duke Energy Corp., 3.15%, 8/15/27	10,000	9,897
Duke Energy Florida LLC, 6.35%, 9/15/37	51,000	70,021
Duke Energy Florida LLC, 3.85%, 11/15/42	40,000	40,787
Duke Energy Progress LLC, 4.15%, 12/1/44	40,000	42,976
Dynegy, Inc., 7.375%, 11/1/22	160,000	171,400
Dynegy, Inc., 7.625%, 11/1/24	60,000	65,625
Exelon Corp., 5.15%, 12/1/20	70,000	74,651
Exelon Corp., 4.45%, 4/15/46	20,000	21,410
Exelon Generation Co. LLC, 4.25%, 6/15/22	40,000	42,157
Exelon Generation Co. LLC, 5.60%, 6/15/42	30,000	31,565
FirstEnergy Corp., 4.25%, 3/15/23	70,000	73,480
FirstEnergy Corp., 4.85%, 7/15/47	20,000	21,638
Georgia Power Co., 4.30%, 3/15/42	30,000	31,137
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)	57,000	66,882
KazTransGas JSC, 4.375%, 9/26/27(2)	114,000	113,700
Listrindo Capital BV, 4.95%, 9/14/26	57,000	58,026
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	67,423
NiSource Finance Corp., 5.65%, 2/1/45	40,000	49,569
NRG Energy, Inc., 6.25%, 7/15/22	100,000	104,625
NRG Energy, Inc., 6.25%, 5/1/24	155,000	165,075
NRG Energy, Inc., 7.25%, 5/15/26	75,000	82,969
Pacific Gas & Electric Co., 4.00%, 12/1/46	50,000	50,198
Pampa Energia SA, 7.50%, 1/24/27	114,000	124,545
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24	114,000	122,930
Potomac Electric Power Co., 3.60%, 3/15/24	40,000	41,801
Progress Energy, Inc., 3.15%, 4/1/22	40,000	40,556
Sempra Energy, 2.875%, 10/1/22	70,000	70,199
Sempra Energy, 3.25%, 6/15/27	50,000	49,510
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	20,000	19,787
Southern Power Co., 5.15%, 9/15/41	20,000	21,957
Southwestern Public Service Co., 3.70%, 8/15/47	20,000	20,118
Talen Energy Supply LLC, 4.625%, 7/15/19(2)	15,000	15,487
Talen Energy Supply LLC, 6.50%, 6/1/25	95,000	80,750
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	30,389
		3,210,787
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20	70,000	65,012
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	80,000	73,578
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)	60,000	34,500
SACI Falabella, 3.75%, 10/30/27(2)	85,000	83,597
		256,687
Oil, Gas and Consumable Fuels — 0.9%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	100,000	110,750
Anadarko Petroleum Corp., 5.55%, 3/15/26	68,000	75,713

54

	Shares/ Principal Amount	Value
Anadarko Petroleum Corp., 6.45%, 9/15/36	$28,000	$33,815
Antero Resources Corp., 5.125%, 12/1/22	145,000	149,350
Antero Resources Corp., 5.625%, 6/1/23	35,000	36,663
Antero Resources Corp., 5.00%, 3/1/25	40,000	40,900
Apache Corp., 4.75%, 4/15/43	30,000	30,467
BP Capital Markets plc, 2.75%, 5/10/23	50,000	50,092
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	70,000	70,088
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	45,000	45,956
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	72,013
Cenovus Energy, Inc., 4.25%, 4/15/27(2)	30,000	29,730
Cenovus Energy, Inc., 6.75%, 11/15/39	110,000	129,922
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	72,000	76,950
Chesapeake Energy Corp., 8.00%, 1/15/25(2)	150,000	149,437
Chevron Corp., 2.10%, 5/16/21	50,000	49,567
Cimarex Energy Co., 4.375%, 6/1/24	50,000	53,030
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	143,000	142,359
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	50,000	52,995
CNX Resources Corp., 5.875%, 4/15/22	225,000	231,187
Comstock Resources, Inc. (Toggle PIK), 10.00%, 3/15/20	65,000	67,356
Concho Resources, Inc., 4.375%, 1/15/25	80,000	83,500
Concho Resources, Inc., 4.875%, 10/1/47	10,000	10,615
ConocoPhillips Holding Co., 6.95%, 4/15/29	30,000	38,998
Continental Resources, Inc., 5.00%, 9/15/22	165,000	168,712
Continental Resources, Inc., 3.80%, 6/1/24	125,000	123,750
Denbury Resources, Inc., 9.00%, 5/15/21(2)	50,000	48,500
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	46,125
Diamondback Energy, Inc., 4.75%, 11/1/24	105,000	106,706
Ecopetrol SA, 5.875%, 5/28/45	185,000	188,237
Encana Corp., 6.50%, 2/1/38	30,000	37,269
EOG Resources, Inc., 5.625%, 6/1/19	24,000	25,205
EOG Resources, Inc., 4.10%, 2/1/21	40,000	41,904
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	90,000	67,050
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	90,000	90,450
Exxon Mobil Corp., 2.71%, 3/6/25	80,000	79,782
Exxon Mobil Corp., 3.04%, 3/1/26	10,000	10,155
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	30,000	28,388
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	105,000	97,913
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(2)	400,000	433,614
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	79,000	87,641
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	79,000	96,541
Gulfport Energy Corp., 6.00%, 10/15/24	75,000	75,656
Gulfport Energy Corp., 6.375%, 5/15/25	135,000	136,519
Halcon Resources Corp., 6.75%, 2/15/25(2)	135,000	137,700
Hess Corp., 6.00%, 1/15/40	40,000	43,255

55

	Shares/ Principal Amount	Value
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	$40,000	$41,412
Lukoil International Finance BV, 4.75%, 11/2/26(2)	121,000	127,508
Marathon Oil Corp., 3.85%, 6/1/25	40,000	40,447
Marathon Oil Corp., 4.40%, 7/15/27	60,000	61,649
MEG Energy Corp., 7.00%, 3/31/24(2)	100,000	90,500
MEG Energy Corp., 6.50%, 1/15/25(2)	75,000	73,781
Murphy Oil Corp., 4.45%, 12/1/22	90,000	90,338
Newfield Exploration Co., 5.75%, 1/30/22	85,000	91,269
Newfield Exploration Co., 5.375%, 1/1/26	50,000	53,500
Noble Energy, Inc., 4.15%, 12/15/21	60,000	62,818
Oasis Petroleum, Inc., 6.875%, 3/15/22	175,000	178,719
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)	110,000	111,925
Petrobras Global Finance BV, 8.75%, 5/23/26	170,000	203,362
Petrobras Global Finance BV, 7.25%, 3/17/44	100,000	104,625
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	85,420
Petroleos Mexicanos, 4.875%, 1/24/22	20,000	20,960
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	29,505
Petroleos Mexicanos, 6.50%, 3/13/27	80,000	88,320
Petroleos Mexicanos, 6.625%, 6/15/35	30,000	32,513
Petroleos Mexicanos, 5.50%, 6/27/44	60,000	56,118
Phillips 66, 4.30%, 4/1/22	70,000	74,426
PT Saka Energi Indonesia, 4.45%, 5/5/24	114,000	115,550
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(3)	114,000	115,961
QEP Resources, Inc., 5.375%, 10/1/22	150,000	154,312
Range Resources Corp., 5.00%, 8/15/22	155,000	155,194
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(2)	257,000	275,707
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27(2)	100,000	115,706
Reliance Industries Ltd., 4.125%, 1/28/25	185,000	192,827
Reliance Industries Ltd., 3.67%, 11/30/27(2)	65,000	64,657
Sanchez Energy Corp., 7.75%, 6/15/21	75,000	71,438
Sanchez Energy Corp., 6.125%, 1/15/23	75,000	63,656
Shell International Finance BV, 2.375%, 8/21/22	80,000	79,520
Shell International Finance BV, 3.625%, 8/21/42	55,000	53,239
Shell International Finance BV, 4.55%, 8/12/43	4,000	4,408
SM Energy Co., 6.50%, 1/1/23	45,000	45,675
SM Energy Co., 5.00%, 1/15/24	70,000	67,375
Southwestern Energy Co., 6.70%, 1/23/25	80,000	83,400
Statoil ASA, 2.45%, 1/17/23	80,000	79,568
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	50,000	49,750
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	135,000	133,987
Suncor Energy, Inc., 6.50%, 6/15/38	20,000	26,397
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	100,000	102,935
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23	68,000	72,165

56

	Shares/ Principal Amount	Value
Total Capital Canada Ltd., 2.75%, 7/15/23	$8,000	$8,079
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(2)	121,000	119,082
Whiting Petroleum Corp., 5.75%, 3/15/21	245,000	246,837
WPX Energy, Inc., 6.00%, 1/15/22	50,000	51,750
WPX Energy, Inc., 8.25%, 8/1/23	65,000	73,694
YPF SA, 8.50%, 7/28/25	114,000	133,551
YPF SA, 6.95%, 7/21/27	114,000	122,122
		8,600,182
Paper and Forest Products†
Celulosa Arauco y Constitucion SA, 3.875%, 11/2/27(2)	130,000	128,700
Fibria Overseas Finance Ltd., 4.00%, 1/14/25	70,000	69,585
International Paper Co., 4.40%, 8/15/47	50,000	51,301
Suzano Austria GmbH, 5.75%, 7/14/26(2)	85,000	92,395
		341,981
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23	45,000	37,153
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45	10,000	10,910
Actavis, Inc., 3.25%, 10/1/22	88,000	88,628
Allergan Funding SCS, 3.85%, 6/15/24	80,000	81,925
Allergan Funding SCS, 4.55%, 3/15/35	40,000	41,624
Endo DAC / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(2)	35,000	26,950
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)	130,000	102,050
Quintiles IMS, Inc., 4.875%, 5/15/23(2)	150,000	156,000
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	200,000	196,938
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	150,000	137,955
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	140,000	116,990
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(2)	100,000	99,375
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)	115,000	112,412
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)	210,000	205,012
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(2)	150,000	129,187
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(2)	50,000	53,688
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)	120,000	103,350
Zoetis, Inc., 3.00%, 9/12/27	30,000	29,108
		1,692,102
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(2)	45,000	40,950
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	106,406
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	30,000	35,059
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	13,290
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	85,869
CSX Corp., 3.40%, 8/1/24	60,000	61,676

57

	Shares/ Principal Amount	Value
CSX Corp., 3.25%, 6/1/27	$40,000	$39,909
Norfolk Southern Corp., 5.75%, 4/1/18	20,000	20,246
Union Pacific Corp., 4.75%, 9/15/41	80,000	92,473
		454,928
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.50%, 8/15/22	23,000	26,105
Advanced Micro Devices, Inc., 7.00%, 7/1/24	45,000	47,250
Micron Technology, Inc., 5.50%, 2/1/25	23,000	24,387
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	75,000	76,560
QUALCOMM, Inc., 3.25%, 5/20/27	60,000	57,754
		232,056
Software — 0.1%
Infor US, Inc., 6.50%, 5/15/22	263,000	272,205
Microsoft Corp., 2.70%, 2/12/25	100,000	99,645
Microsoft Corp., 3.125%, 11/3/25	90,000	91,838
Microsoft Corp., 3.45%, 8/8/36	20,000	20,211
Microsoft Corp., 4.25%, 2/6/47	130,000	144,984
Oracle Corp., 3.625%, 7/15/23	90,000	94,585
Oracle Corp., 2.65%, 7/15/26	50,000	48,520
Oracle Corp., 4.00%, 7/15/46	100,000	103,574
Quintiles IMS, Inc., 5.00%, 10/15/26(2)	45,000	47,250
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	155,000	166,625
Tencent Holdings Ltd., 3.80%, 2/11/25(2)	86,000	89,372
		1,178,809
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	210,000	219,975
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	70,000	70,700
Beacon Escrow Corp., 4.875%, 11/1/25(2)	60,000	61,313
Herc Rentals, Inc., 7.50%, 6/1/22(2)	60,000	64,950
Hertz Corp. (The), 6.75%, 4/15/19	45,000	45,000
Hertz Corp. (The), 6.25%, 10/15/22	65,000	62,400
Home Depot, Inc. (The), 3.75%, 2/15/24	130,000	136,987
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	92,632
Lowe's Cos., Inc., 3.10%, 5/3/27	50,000	49,767
Lowe's Cos., Inc., 4.05%, 5/3/47	25,000	25,987
Party City Holdings, Inc., 6.125%, 8/15/23(2)	75,000	78,562
PetSmart, Inc., 7.125%, 3/15/23(2)	200,000	146,500
PetSmart, Inc., 5.875%, 6/1/25(2)	60,000	51,900
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	66,500
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	25,000	25,313
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	48,750
United Rentals North America, Inc., 4.625%, 7/15/23	110,000	113,712
United Rentals North America, Inc., 5.50%, 7/15/25	200,000	213,500
United Rentals North America, Inc., 5.50%, 5/15/27	50,000	53,125
		1,627,573

58

	Shares/ Principal Amount	Value
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.85%, 5/6/21	$60,000	$61,079
Apple, Inc., 3.00%, 2/9/24	20,000	20,308
Apple, Inc., 2.50%, 2/9/25	205,000	199,916
Apple, Inc., 3.20%, 5/11/27	70,000	70,840
Apple, Inc., 2.90%, 9/12/27	20,000	19,765
CommScope Technologies LLC, 6.00%, 6/15/25(2)	170,000	182,750
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	195,000	211,657
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	170,000	187,053
Dell, Inc., 5.875%, 6/15/19	120,000	124,950
EMC Corp., 2.65%, 6/1/20	50,000	49,446
NCR Corp., 5.00%, 7/15/22	100,000	102,000
Seagate HDD Cayman, 4.75%, 6/1/23	50,000	50,719
Western Digital Corp., 10.50%, 4/1/24	125,000	145,391
		1,425,874
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	90,000	91,913
L Brands, Inc., 5.625%, 2/15/22	140,000	151,438
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	100,000	96,625
		339,976
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)	286,000	287,105
Transportation Infrastructure†
DP World Ltd., 6.85%, 7/2/37(2)	86,000	106,371
Utilities†
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21	114,000	125,901
State Grid Overseas Investment 2016 Ltd., 3.50%, 5/4/27(2)	228,000	228,515
		354,416
Wireless Telecommunication Services — 0.2%
C&W Senior Financing Designated Activity Co., 6.875%, 9/15/27(2)	114,000	119,914
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	114,000	118,912
Digicel Group Ltd., 8.25%, 9/30/20	50,000	48,301
Millicom International Cellular SA, 5.125%, 1/15/28(2)	143,000	141,913
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(2)	157,000	168,695
Sprint Communications, Inc., 6.00%, 11/15/22	220,000	222,475
Sprint Corp., 7.25%, 9/15/21	80,000	85,400
Sprint Corp., 7.875%, 9/15/23	70,000	75,600
Sprint Corp., 7.125%, 6/15/24	315,000	327,403
T-Mobile USA, Inc., 6.125%, 1/15/22	75,000	77,813
T-Mobile USA, Inc., 6.625%, 4/1/23	50,000	52,420
T-Mobile USA, Inc., 6.375%, 3/1/25	130,000	139,873
T-Mobile USA, Inc., 6.50%, 1/15/26	100,000	109,843

59

	Shares/ Principal Amount	Value
VEON Holdings BV, 5.20%, 2/13/19(2)	$171,000	$176,164
		1,864,726
TOTAL CORPORATE BONDS (Cost $77,958,273)		79,300,187
U.S. TREASURY SECURITIES — 6.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	150,000	169,274
U.S. Treasury Bonds, 4.375%, 11/15/39	100,000	127,135
U.S. Treasury Bonds, 3.00%, 5/15/42	450,000	466,172
U.S. Treasury Bonds, 2.875%, 5/15/43	950,000	960,001
U.S. Treasury Bonds, 3.75%, 11/15/43	140,000	164,210
U.S. Treasury Bonds, 3.125%, 8/15/44(5)	160,000	169,094
U.S. Treasury Bonds, 3.00%, 11/15/44	100,000	103,297
U.S. Treasury Bonds, 2.50%, 2/15/45	1,610,000	1,506,608
U.S. Treasury Bonds, 3.00%, 5/15/45	500,000	516,191
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	51,596
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,422,409	2,744,304
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	1,430,094	1,596,006
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	244,782	283,744
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,471,640	2,962,372
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	411,098	520,940
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	720,925	704,465
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	332,797	314,622
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	1,217,896	1,359,447
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	1,278,743	1,236,823
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	715,736	715,352
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	895,339	891,678
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	684,828	702,195
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	4,215,880	4,197,121
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	2,595,090	2,669,510
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	2,603,500	2,585,982
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,417,650	1,409,193
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	152,235	150,842
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,468,590	2,457,442
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,550,485	1,532,951
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	1,484,826	1,489,886
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	793,358	803,922
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,904,664	1,893,028
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	1,246,500	1,255,495
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	3,706,884	3,585,445
U.S. Treasury Notes, 1.00%, 2/15/18	60,000	59,965
U.S. Treasury Notes, 1.00%, 3/15/18	400,000	399,653
U.S. Treasury Notes, 0.75%, 4/15/18	500,000	498,926
U.S. Treasury Notes, 1.125%, 1/31/19	2,800,000	2,781,187
U.S. Treasury Notes, 1.75%, 9/30/19	50,000	49,974
U.S. Treasury Notes, 1.50%, 11/30/19	1,350,000	1,342,248
U.S. Treasury Notes, 1.375%, 1/15/20(5)	350,000	346,869
U.S. Treasury Notes, 1.375%, 2/29/20	850,000	841,583

60

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.50%, 5/15/20	$550,000	$545,359
U.S. Treasury Notes, 1.50%, 5/31/20	200,000	198,258
U.S. Treasury Notes, 1.625%, 6/30/20	450,000	447,293
U.S. Treasury Notes, 1.375%, 9/15/20	900,000	887,924
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	250,625
U.S. Treasury Notes, 2.25%, 4/30/21	150,000	151,307
U.S. Treasury Notes, 1.125%, 8/31/21	80,000	77,391
U.S. Treasury Notes, 2.00%, 10/31/21	3,300,000	3,294,393
U.S. Treasury Notes, 2.00%, 12/31/21(5)	500,000	498,584
U.S. Treasury Notes, 1.875%, 1/31/22	2,550,000	2,528,584
U.S. Treasury Notes, 1.875%, 4/30/22	1,000,000	990,039
U.S. Treasury Notes, 2.00%, 11/30/22	500,000	496,602
U.S. Treasury Notes, 2.00%, 11/15/26	40,000	38,681
U.S. Treasury Notes, 2.25%, 8/15/27	505,000	497,109
TOTAL U.S. TREASURY SECURITIES (Cost $59,180,960)		59,518,897
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(6) — 2.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(7) — 0.3%
FHLMC, VRN, 1.82%, 12/15/17	23,324	24,090
FHLMC, VRN, 1.91%, 12/15/17	39,479	40,755
FHLMC, VRN, 2.02%, 12/15/17	42,729	44,289
FHLMC, VRN, 2.32%, 12/15/17	119,444	119,728
FHLMC, VRN, 2.38%, 12/15/17	418,645	422,058
FHLMC, VRN, 3.08%, 12/15/17	296,447	303,374
FHLMC, VRN, 3.15%, 12/15/17	127,562	134,849
FHLMC, VRN, 3.18%, 12/15/17	55,834	59,032
FHLMC, VRN, 3.32%, 12/15/17	54,151	56,967
FHLMC, VRN, 3.62%, 12/15/17	35,385	37,546
FHLMC, VRN, 3.63%, 12/15/17	10,895	11,397
FHLMC, VRN, 3.65%, 12/15/17	38,601	39,924
FHLMC, VRN, 4.06%, 12/15/17	39,957	41,488
FHLMC, VRN, 4.06%, 12/15/17	42,617	44,339
FNMA, VRN, 2.92%, 12/25/17	179,311	183,004
FNMA, VRN, 2.95%, 12/25/17	67,987	70,605
FNMA, VRN, 2.95%, 12/25/17	144,455	150,231
FNMA, VRN, 2.95%, 12/25/17	73,200	76,112
FNMA, VRN, 2.95%, 12/25/17	92,907	96,605
FNMA, VRN, 3.01%, 12/25/17	19,611	20,373
FNMA, VRN, 3.18%, 12/25/17	121,104	123,603
FNMA, VRN, 3.18%, 12/25/17	56,659	59,657
FNMA, VRN, 3.20%, 12/25/17	232,398	236,680
FNMA, VRN, 3.21%, 12/25/17	139,781	142,384
FNMA, VRN, 3.26%, 12/25/17	167,602	172,482
FNMA, VRN, 3.32%, 12/25/17	15,685	16,345
FNMA, VRN, 3.32%, 12/25/17	50,902	52,531
FNMA, VRN, 3.40%, 12/25/17	25,172	26,425

61

	Shares/ Principal Amount	Value
FNMA, VRN, 3.53%, 12/25/17	$38,254	$39,756
FNMA, VRN, 3.93%, 12/25/17	52,986	54,921
		2,901,550
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 1.8%
FHLMC, 4.50%, 1/1/19	9,147	9,289
FHLMC, 7.00%, 8/1/29	718	772
FHLMC, 8.00%, 7/1/30	6,191	7,288
FHLMC, 5.50%, 12/1/33	37,469	42,068
FHLMC, 6.00%, 11/1/38	177,070	199,571
FNMA, 3.00%, 12/13/17(8)	1,700,000	1,695,086
FNMA, 3.50%, 12/13/17(8)	3,185,000	3,264,690
FNMA, 4.00%, 12/13/17(8)	2,350,000	2,454,832
FNMA, 4.50%, 12/13/17(8)	500,000	531,662
FNMA, 5.00%, 9/1/20	11,249	11,477
FNMA, 7.00%, 6/1/26	288	318
FNMA, 7.00%, 1/1/29	3,811	4,097
FNMA, 6.50%, 4/1/29	8,757	9,709
FNMA, 6.50%, 8/1/29	4,094	4,612
FNMA, 6.50%, 12/1/29	11,114	12,322
FNMA, 7.00%, 3/1/30	2,354	2,539
FNMA, 8.00%, 7/1/30	5,068	5,187
FNMA, 7.50%, 9/1/30	1,647	1,960
FNMA, 5.00%, 7/1/31	5,794	6,276
FNMA, 7.00%, 9/1/31	8,828	9,593
FNMA, 6.50%, 1/1/32	1,901	2,108
FNMA, 6.50%, 8/1/32	4,305	4,858
FNMA, 6.50%, 11/1/32	42,184	47,180
FNMA, 5.50%, 6/1/33	14,016	15,621
FNMA, 5.50%, 8/1/33	24,205	27,005
FNMA, 5.00%, 11/1/33	173,349	189,467
FNMA, 4.50%, 9/1/35	90,191	96,352
FNMA, 5.00%, 2/1/36	128,881	140,892
FNMA, 5.50%, 1/1/37	89,053	99,135
FNMA, 6.50%, 8/1/37	59,981	65,944
FNMA, 5.00%, 4/1/40	329,069	357,015
FNMA, 4.00%, 1/1/41	1,033,487	1,097,841
FNMA, 4.50%, 7/1/41	450,834	485,266
FNMA, 4.50%, 9/1/41	40,214	43,113
FNMA, 4.00%, 12/1/41	320,404	338,867
FNMA, 3.50%, 5/1/42	239,341	246,543
FNMA, 3.50%, 6/1/42	146,245	150,894
FNMA, 3.00%, 11/1/42	503,085	504,556
FNMA, 3.50%, 5/1/45	697,823	717,965
FNMA, 3.50%, 2/1/46	1,260,391	1,296,740
FNMA, 6.50%, 8/1/47	10,059	10,848
FNMA, 6.50%, 9/1/47	11,822	12,706

62

		Shares/ Principal Amount	Value
FNMA, 6.50%, 9/1/47		$865	$932
FNMA, 6.50%, 9/1/47		17,081	18,371
FNMA, 6.50%, 9/1/47		4,556	4,889
GNMA, 2.50%, 12/20/17(8)		35,000	34,112
GNMA, 3.00%, 12/20/17(8)		700,000	705,414
GNMA, 3.50%, 12/20/17(8)		275,000	284,303
GNMA, 4.00%, 12/20/17(8)		585,000	610,731
GNMA, 7.50%, 10/15/25		1,105	1,131
GNMA, 6.00%, 3/15/26		3,346	3,755
GNMA, 7.00%, 12/15/27		2,993	3,019
GNMA, 6.50%, 2/15/28		484	538
GNMA, 7.50%, 5/15/30		2,770	2,845
GNMA, 7.00%, 5/15/31		11,808	13,632
GNMA, 5.50%, 11/15/32		23,791	26,549
GNMA, 6.50%, 10/15/38		338,474	397,261
GNMA, 4.50%, 5/20/41		292,163	311,223
GNMA, 4.50%, 6/15/41		345,353	371,525
GNMA, 3.50%, 4/20/45		94,680	98,046
GNMA, 2.50%, 7/20/46		136,618	133,297
GNMA, 2.50%, 8/20/46		294,576	287,420
			17,533,257
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $20,295,851)			20,434,807
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.3%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27		$121,000	132,434

Australia†
Australia Government Bond, 2.75%, 4/21/24	AUD	311,000	241,652
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	83,634
			325,286
Austria†
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	69,000	97,109
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	41,000	50,194
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	29,000	52,874
			200,177
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	27,000	50,874
Canada — 0.1%
Canadian Government Bond, 4.00%, 6/1/41	CAD	100,000	102,373
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	179,000	146,028
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	161,914
Province of Quebec Canada, 3.00%, 9/1/23	CAD	135,000	109,432
Province of Quebec Canada, 5.75%, 12/1/36	CAD	100,000	110,090
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	17,300
			647,137

63

		Shares/ Principal Amount	Value
Chile — 0.1%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	235,000,000	$365,433
China†
Avi Funding Co. Ltd., 3.80%, 9/16/25 (Export-Import Bank of China)(2)		$143,000	146,628
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$100,000	105,700
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	134,100
			239,800
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	34,026
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	280,000	45,085
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	16,892
			61,977
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	58,000	88,788
France — 0.1%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	118,000	156,330
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	100,000	181,727
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	132,000	217,280
			555,337
Germany — 0.1%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	185,000	227,792
Bundesrepublik Deutschland, 0.00%, 8/15/26(9)	EUR	365,000	426,417
Bundesrepublik Deutschland, 0.25%, 2/15/27	EUR	248,000	294,172
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	107,000	184,182
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	24,000	50,476
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	56,000	88,078
			1,271,117
Hungary†
Hungary Government Bond, 6.75%, 10/22/28	HUF	2,800,000	15,227
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	105,753
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	425,000	512,667
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	276,936
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	177,000	283,941
Republic of Italy Government International Bond, 6.875%, 9/27/23		$60,000	71,517
			1,145,061
Japan — 0.4%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	77,150,000	716,787
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	45,100,000	420,715
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	60,800,000	722,479
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	29,700,000	339,335
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	21,750,000	222,998

64

		Shares/ Principal Amount	Value
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	135,900,000	$1,434,647
			3,856,961
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	300,000	72,681
Mexico — 0.1%
Mexican Bonos, 6.50%, 6/9/22	MXN	2,290,000	119,940
Mexican Bonos, 10.00%, 11/20/36	MXN	4,480,000	300,404
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	209,650
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$48,000	49,152
			679,146
Netherlands†
Netherlands Government Bond, 0.00%, 1/15/22(2)(9)	EUR	65,000	78,530
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	100,000	120,986
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	27,000	44,432
			243,948
New Zealand†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	252,000	178,997
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$40,000	54,160
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	76,950
			131,110
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	200,000	60,166
Republic of Poland Government International Bond, 5.125%, 4/21/21		$70,000	76,317
			136,483
Russia — 0.1%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	347,966
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	70,873
South Africa — 0.1%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	6,333,000	494,269
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$110,000	115,792
			610,061
Sweden†
Sweden Government Bond, 2.50%, 5/12/25	SEK	535,000	74,420
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	168,614
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	2,650,000	90,679
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$130,000	139,895
United Kingdom — 0.1%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	211,000	291,507
United Kingdom Gilt, 4.50%, 12/7/42	GBP	192,000	394,122

65

		Shares/ Principal Amount	Value
United Kingdom Gilt, 4.25%, 12/7/49	GBP	65,000	$138,970
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,000	4,572
			829,171
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	30,225
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $12,543,735)			13,046,285
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 0.7%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33		14,656	14,800
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.46%, 12/1/17(7)		24,089	24,321
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 12/1/17(7)		106,895	106,716
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.61%, 12/1/17(7)		28,327	27,698
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.33%, 12/1/17(7)		37,351	36,427
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.09%, 12/1/17(7)		97,692	96,912
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.54%, 12/1/17(7)		36,114	35,889
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.41%, 12/1/17(7)		87,514	83,917
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 12/1/17(2)(7)		118,354	120,226
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 12/1/17(2)(7)		196,650	199,127
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.35%, 12/1/17(7)		76,857	76,894
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 12/1/17(7)		27,416	27,167
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 12/1/17(2)(7)		194,523	197,356
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.24%, 12/1/17(7)		58,914	58,485
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.54%, 12/1/17(7)		72,842	73,419
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.62%, 12/1/17(7)		79,703	80,336
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.37%, 12/1/17(7)		116,005	118,736
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 12/1/17(7)		38,451	38,867
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.49%, 12/1/17(7)		37,455	37,627
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.67%, 12/1/17(7)		22,390	22,424
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.63%, 12/1/17(7)		61,354	62,257
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/17(2)(7)		77,822	77,448

66

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 12/1/17(2)(7)	$64,303	$65,330
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 12/1/17(7)	164,374	169,062
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.25%, 12/25/17(7)	63,557	63,010
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.98%, 12/1/17(7)	48,382	47,951
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.98%, 12/1/17(7)	19,353	19,820
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 12/1/17(2)(7)	167,001	173,511
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 12/1/17(7)	5,112	5,279
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/17(7)	10,592	10,673
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	70,769	73,474
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 12/1/17(2)(7)	165,062	167,698
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 12/1/17(2)(7)	233,243	237,296
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 12/1/17(2)(7)	195,583	199,464
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/1/17(2)(7)	100,000	102,425
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 12/1/17(2)(7)	69,621	68,109
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.39%, 12/1/17(7)	90,123	94,192
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.34%, 12/1/17(7)	43,779	44,031
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.07%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.74%	67,112	64,131
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	53,807	56,660
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.07%, 12/1/17(7)	150,329	148,190
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.23%, 12/1/17(7)	83,577	84,265
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.51%, 12/1/17(7)	62,623	64,139
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.69%, 12/1/17(7)	76,650	78,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	40,758	40,316
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	77,900	80,211
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.41%, 12/1/17(7)	164,144	172,848
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.42%, 12/1/17(7)	69,052	71,035
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.34%, 12/1/17(7)	21,690	21,967
67

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.47%, 12/1/17(7)	$44,246	$44,805
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.36%, 12/1/17(7)	41,922	42,302
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.34%, 12/1/17(7)	96,265	96,945
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	65,050	65,138
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	50,021	49,696
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.34%, 12/1/17(7)	67,285	65,704
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 12/1/17(7)	62,124	62,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.59%, 12/1/17(7)	53,666	51,364
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	29,507	29,797
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	17,869	18,327
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	40,148	40,001
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	14,241	14,922
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.90%, 12/1/17(7)	67,978	65,104
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.71%, 12/1/17(7)	43,120	41,993
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	34,779	36,707
		4,765,366
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.63%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.30%	5,000	5,073
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	75,000	75,763
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.20%	29,072	29,479
FHLMC, Series KF29, Class A, VRN, 1.60%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.36%	395,473	395,776
FHLMC, Series KF32, Class A, VRN, 1.61%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.37%	399,955	400,528
FNMA, Series 2014-C02, Class 1M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	55,000	57,945
FNMA, Series 2014-C02, Class 2M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	300,000	313,082
FNMA, Series 2016-C04, Class 1M1, VRN, 2.78%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.45%	70,005	70,732
FNMA, Series 2016-C05, Class 2M1, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	65,379	65,796
FNMA, Series 2017-C01, Class 1M1, VRN, 2.63%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.30%	137,475	138,731
FNMA, Series 2017-C03, Class 1M2, VRN, 4.33%, 12/26/17, resets monthly off the 1-month LIBOR plus 3.00%	75,000	77,741

68

	Shares/ Principal Amount	Value
FNMA, Series 2017-C05, Class 1M2, VRN, 3.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.20%	$50,000	$49,816
		1,680,462
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,422,317)		6,445,828
EXCHANGE-TRADED FUNDS — 0.6%
iShares MSCI EAFE ETF	3,000	210,330
iShares MSCI EAFE Value ETF	17,500	969,500
iShares MSCI Japan ETF	1,100	65,901
iShares Russell 1000 Growth ETF	1,117	149,443
iShares Russell 1000 Value ETF	16,740	2,059,522
iShares Russell 2000 Value ETF	309	39,484
iShares Russell Mid-Cap Growth ETF	6,046	726,911
iShares Russell Mid-Cap Value ETF	17,410	1,540,959
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,289,069)		5,762,050
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 0.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.04%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.80%(2)	275,000	275,244
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	100,000	101,245
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	300,000	304,856
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(2)	200,000	202,092
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/17(7)	250,000	267,191
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/17(7)	225,000	238,479
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/17(7)	200,000	210,560
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/17(7)	275,000	280,221
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/17(7)	50,000	53,498
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 12/1/17(7)	200,000	206,865
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	300,000	304,722
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.95%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.70%(2)	400,000	400,740
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	75,000	76,123
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 12/1/17(7)	200,000	203,990
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	400,000	392,070
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/11/17(2)(7)	350,000	356,619

69

	Shares/ Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 12/1/17(7)	$100,000	$102,992
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	80,000	81,852
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	100,000	107,266
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.15%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.90%(2)	400,000	400,277
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	100,000	97,863
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	98,919
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/17(2)(7)	225,000	227,179
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	250,000	251,352
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,195,325)		5,242,215
ASSET-BACKED SECURITIES(6) — 0.5%
American Airlines Pass Through Trust, 7.00%, 7/31/19(2)	39,522	40,135
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	66,667	66,706
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	350,000	351,484
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	75,000	75,507
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	169,672	169,080
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, VRN, 1.91%, 12/22/17, resets monthly off the 1-month LIBOR plus 0.62%	300,000	303,489
Colony American Homes, Series 2014-2A, Class A, VRN, 2.20%, 12/17/17, resets monthly off the 1-month LIBOR plus 0.95%(2)	132,921	133,268
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.50%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.25%(2)	417,983	420,805
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	81,198	81,154
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	78,037	78,024
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(2)	150,000	150,235
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(2)	300,000	299,675
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	28,239	28,078
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	147,993	145,931
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	152,829	152,199
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	151,263	151,124
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	284,266	284,342

70

	Shares/ Principal Amount	Value
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	$89,824	$88,781
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	77,323	77,139
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	88,593	87,496
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	242,951	240,853
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.67%, 12/18/17, resets monthly off the 1-month LIBOR plus 1.40%(2)	175,000	176,892
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	127,826	127,830
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	35,032	35,018
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, VRN, 2.28%, 12/20/17(2)(7)	19,698	19,698
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	94,094	93,924
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	99,273	99,042
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	44,238	44,058
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 12/1/17(2)(7)	178,669	179,115
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 12/1/17(2)(7)	225,000	225,645
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	66,553	72,510
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	46,361	48,424
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	200,868	199,436
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	238,591	236,027
TOTAL ASSET-BACKED SECURITIES (Cost $4,980,056)		4,983,124
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	143,184
Chicago Midway International Airport Rev., VRDN, 0.97%, 12/7/17, resets weekly off the remarketing agent (LOC: Bank of Montreal)	435,000	435,000
Illinois Housing Development Authority Rev., VRDN, 1.46%, 12/7/17, resets weekly off the remarketing agent (SBBPA: FHLB)	1,200,000	1,200,000
Los Angeles Community College District GO, 6.68%, 8/1/36	50,000	70,174
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	21,149
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	14,227
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	70,000	107,180
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	44,313
New York City GO, 6.27%, 12/1/37	5,000	6,740
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	92,286

71

	Shares/ Principal Amount	Value
Pasadena Public Financing Authority Rev., VRDN, 1.30%, 12/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)	$570,000	$570,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	42,672
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	10,000	11,371
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.98%, 12/6/17, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)	500,000	500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	110,020
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	140,000	180,106
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	45,000	53,814
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	12,782
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,392
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	55,000	66,904
State of California GO, 6.65%, 3/1/22	20,000	23,073
State of California GO, 7.55%, 4/1/39	20,000	31,030
State of California GO, 7.30%, 10/1/39	45,000	66,795
State of California GO, (Building Bonds), 7.60%, 11/1/40	40,000	63,377
State of Connecticut GO, 1.42%, 3/15/18	240,000	239,688
State of Illinois GO, 5.10%, 6/1/33	45,000	44,799
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	50,000	56,748
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	50,000	64,321
State of Washington GO, 5.14%, 8/1/40	20,000	25,112
TOTAL MUNICIPAL SECURITIES (Cost $4,018,768)		4,304,257
COMMERCIAL PAPER(10) — 0.4%
Canadian Imperial Bank of Commerce, 1.64%, 12/1/17	450,000	450,007
Liberty Funding LLC, 1.45%, 2/7/18	500,000	498,603
Massachusetts Education Financing Authority, 1.30%, 12/5/17	400,000	399,996
National Australia Bank Ltd., 1.43%, 4/10/18	500,000	497,238
Sanofi, 1.22%, 12/28/17	250,000	249,770
Societe Generale SA, 1.44%, 1/31/18	450,000	448,964
State of California, 1.24%, 12/7/17	500,000	499,990
Toronto-Dominion Bank, 1.49%, 3/14/18	500,000	497,822
TOTAL COMMERCIAL PAPER (Cost $3,542,742)		3,542,390
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	80,000	77,558
FNMA, 6.625%, 11/15/30	871,000	1,228,667
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,213,092)		1,306,225

72

	Shares/ Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $57,765)	$1,118	$63,391
TEMPORARY CASH INVESTMENTS — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	19,601,518	19,601,518
U.S. Treasury Bills, 1.30%, 5/3/18(5)(10)	$200,000	198,887
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,800,434)		19,800,405
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $780,150,098)		983,082,013
OTHER ASSETS AND LIABILITIES — (0.8)%		(7,819,559)
TOTAL NET ASSETS — 100.0%		$975,262,454

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	501,568	USD	27,877	Goldman Sachs & Co.	12/20/17	$833
USD	27,711	ARS	502,893	Goldman Sachs & Co.	12/20/17	(1,074)
AUD	3,663	USD	2,916	JPMorgan Chase Bank N.A.	12/20/17	(146)
AUD	7,305	USD	5,797	JPMorgan Chase Bank N.A.	12/20/17	(272)
AUD	3,704	USD	2,896	JPMorgan Chase Bank N.A.	12/20/17	(94)
AUD	7,376	USD	5,798	JPMorgan Chase Bank N.A.	12/20/17	(220)
AUD	7,533	USD	5,814	JPMorgan Chase Bank N.A.	12/20/17	(117)
USD	9,381	AUD	12,253	JPMorgan Chase Bank N.A.	12/20/17	114
USD	11,607	AUD	15,124	JPMorgan Chase Bank N.A.	12/20/17	168
USD	82,441	AUD	107,735	JPMorgan Chase Bank N.A.	12/20/17	958
USD	88,202	AUD	115,808	JPMorgan Chase Bank N.A.	12/20/17	614
USD	2,955	AUD	3,902	JPMorgan Chase Bank N.A.	12/20/17	4
USD	332,733	AUD	415,166	JPMorgan Chase Bank N.A.	12/20/17	18,732
USD	2,948	AUD	3,656	JPMorgan Chase Bank N.A.	12/20/17	183
USD	4,019	AUD	5,114	JPMorgan Chase Bank N.A.	12/20/17	151
USD	4,012	AUD	5,111	JPMorgan Chase Bank N.A.	12/20/17	147
USD	2,909	AUD	3,707	JPMorgan Chase Bank N.A.	12/20/17	106
USD	2,932	AUD	3,718	JPMorgan Chase Bank N.A.	12/20/17	120
BRL	18,359	USD	5,799	Morgan Stanley	12/20/17	(200)
BRL	27,286	USD	8,578	Morgan Stanley	12/20/17	(257)
BRL	9,244	USD	2,892	Morgan Stanley	12/20/17	(73)
BRL	18,429	USD	5,748	Morgan Stanley	12/20/17	(128)
BRL	92,987	USD	28,502	Morgan Stanley	12/20/17	(145)
BRL	160,134	USD	49,103	Morgan Stanley	12/20/17	(270)
BRL	28,176	USD	8,603	Morgan Stanley	12/20/17	(11)
BRL	113,409	USD	34,175	Morgan Stanley	12/20/17	409
BRL	28,096	USD	8,490	Morgan Stanley	12/20/17	78
USD	11,672	BRL	38,336	Morgan Stanley	12/20/17	(19)
USD	5,743	BRL	18,886	Morgan Stanley	12/20/17	(16)
USD	71,649	BRL	223,854	Morgan Stanley	12/20/17	3,385
USD	11,649	BRL	36,465	Morgan Stanley	12/20/17	529

73

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,574	USD	2,942	JPMorgan Chase Bank N.A.	12/20/17	$(171)
CAD	3,564	USD	2,935	JPMorgan Chase Bank N.A.	12/20/17	(172)
CAD	3,572	USD	2,920	JPMorgan Chase Bank N.A.	12/20/17	(151)
CAD	5,327	USD	4,322	JPMorgan Chase Bank N.A.	12/20/17	(192)
CAD	14,447	USD	11,558	JPMorgan Chase Bank N.A.	12/20/17	(356)
CAD	918,199	USD	730,648	JPMorgan Chase Bank N.A.	12/20/17	(18,729)
CAD	7,255	USD	5,789	JPMorgan Chase Bank N.A.	12/20/17	(164)
CAD	3,630	USD	2,896	JPMorgan Chase Bank N.A.	12/20/17	(82)
CAD	3,352	USD	2,625	JPMorgan Chase Bank N.A.	12/20/17	(26)
CAD	27,597	USD	22,010	Morgan Stanley	12/29/17	(609)
CAD	9,721	USD	7,685	Morgan Stanley	12/29/17	(146)
CAD	2,137	USD	1,656	Morgan Stanley	12/29/17	1
CAD	49,208	USD	38,555	Morgan Stanley	12/29/17	(395)
CAD	70,927	USD	55,572	Morgan Stanley	12/29/17	(569)
CAD	2,538	USD	1,995	Morgan Stanley	12/29/17	(27)
CAD	2,078	USD	1,635	Morgan Stanley	12/29/17	(24)
CAD	10,821	USD	8,498	Morgan Stanley	12/29/17	(106)
CAD	26,999	USD	21,155	Morgan Stanley	12/29/17	(217)
CAD	21,633	USD	16,884	Morgan Stanley	12/29/17	(108)
USD	17,368	CAD	22,381	JPMorgan Chase Bank N.A.	12/20/17	15
USD	4,283	CAD	5,520	JPMorgan Chase Bank N.A.	12/20/17	3
USD	2,903	CAD	3,717	JPMorgan Chase Bank N.A.	12/20/17	21
USD	1,445,379	CAD	1,757,444	JPMorgan Chase Bank N.A.	12/20/17	82,758
USD	2,526	CAD	3,145	JPMorgan Chase Bank N.A.	12/20/17	87
USD	8,244	CAD	10,238	JPMorgan Chase Bank N.A.	12/20/17	306
USD	844	CAD	1,055	JPMorgan Chase Bank N.A.	12/20/17	26
USD	866	CAD	1,079	JPMorgan Chase Bank N.A.	12/20/17	29
USD	5,859	CAD	7,543	Morgan Stanley	12/29/17	10
USD	20,899	CAD	26,476	Morgan Stanley	12/29/17	367
USD	30,123	CAD	38,162	Morgan Stanley	12/29/17	530
USD	2,356	CAD	2,999	Morgan Stanley	12/29/17	31
USD	8,172	CAD	10,383	Morgan Stanley	12/29/17	120
USD	70,274	CAD	86,902	Morgan Stanley	12/29/17	2,884
USD	345,385	CAD	427,106	Morgan Stanley	12/29/17	14,176
USD	870,940	CAD	1,077,013	Morgan Stanley	12/29/17	35,746
USD	1,218,822	CAD	1,507,207	Morgan Stanley	12/29/17	50,024
USD	2,126	CAD	2,671	Morgan Stanley	12/29/17	55
USD	2,436	CAD	3,034	Morgan Stanley	12/29/17	83
USD	2,327	CAD	2,904	Morgan Stanley	12/29/17	75
USD	1,845	CAD	2,313	Morgan Stanley	12/29/17	51
USD	21,658	CAD	27,002	Morgan Stanley	12/29/17	718
USD	2,127	CAD	2,677	Morgan Stanley	12/29/17	51
USD	57,367	CAD	73,626	Morgan Stanley	12/29/17	273
USD	36,883	CAD	47,336	Morgan Stanley	12/29/17	175
CHF	3,379	USD	3,510	Credit Suisse AG	12/20/17	(71)
CHF	5,640	USD	5,858	Credit Suisse AG	12/20/17	(117)
CHF	89,022	USD	89,613	Credit Suisse AG	12/20/17	1,002
CHF	34,071	USD	35,297	Credit Suisse AG	12/29/17	(583)
CHF	39,675	USD	39,966	Credit Suisse AG	12/29/17	458
USD	8,743	CHF	8,699	Credit Suisse AG	12/20/17	(112)

74

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	177,836	CHF	168,466	Credit Suisse AG	12/20/17	$6,354
USD	58,836	CHF	55,364	Credit Suisse AG	12/20/17	2,481
USD	2,977	CHF	2,804	Credit Suisse AG	12/20/17	123
USD	88,139	CHF	84,163	Credit Suisse AG	12/20/17	2,469
USD	2,948	CHF	2,819	Credit Suisse AG	12/20/17	78
USD	146,332	CHF	143,244	Credit Suisse AG	12/20/17	523
USD	31,971	CHF	31,797	Credit Suisse AG	12/29/17	(425)
USD	10,199	CHF	10,097	Credit Suisse AG	12/29/17	(89)
USD	1,288,464	CHF	1,244,502	Credit Suisse AG	12/29/17	20,495
USD	30,520	CHF	29,711	Credit Suisse AG	12/29/17	249
CLP	37,187,566	USD	57,895	JPMorgan Chase Bank N.A.	12/20/17	(446)
USD	2,914	CLP	1,839,711	Goldman Sachs & Co.	12/20/17	71
USD	59,705	CLP	36,897,750	JPMorgan Chase Bank N.A.	12/20/17	2,704
USD	376,675	CLP	238,812,170	JPMorgan Chase Bank N.A.	12/20/17	7,749
USD	2,920	CLP	1,840,313	JPMorgan Chase Bank N.A.	12/20/17	77
COP	259,925,558	USD	88,163	Goldman Sachs & Co.	12/20/17	(2,132)
COP	259,685,007	USD	85,113	Goldman Sachs & Co.	12/20/17	838
USD	85,899	COP	255,930,547	Goldman Sachs & Co.	12/20/17	1,191
CZK	64,161	USD	2,931	Goldman Sachs & Co.	12/20/17	66
USD	36,502	CZK	789,866	Goldman Sachs & Co.	12/20/17	(397)
DKK	90,458	USD	14,445	JPMorgan Chase Bank N.A.	12/20/17	37
USD	2,908	DKK	18,373	JPMorgan Chase Bank N.A.	12/20/17	(34)
USD	68,556	DKK	421,900	JPMorgan Chase Bank N.A.	12/20/17	1,010
USD	8,700	DKK	54,892	JPMorgan Chase Bank N.A.	12/20/17	(88)
EUR	21,920	USD	25,487	JPMorgan Chase Bank N.A.	12/20/17	631
EUR	24,852	USD	29,029	JPMorgan Chase Bank N.A.	12/20/17	583
EUR	50,064	USD	58,467	JPMorgan Chase Bank N.A.	12/20/17	1,186
EUR	30,421	USD	35,961	JPMorgan Chase Bank N.A.	12/20/17	286
EUR	29,412	USD	34,721	JPMorgan Chase Bank N.A.	12/20/17	325
EUR	14,632	USD	17,462	JPMorgan Chase Bank N.A.	12/20/17	(27)
EUR	12,408	USD	14,715	UBS AG	12/29/17	80
EUR	15,267	USD	17,984	UBS AG	12/29/17	220
EUR	20,098	USD	23,815	UBS AG	12/29/17	150
EUR	11,450	USD	13,617	UBS AG	12/29/17	36
EUR	10,394	USD	12,302	UBS AG	12/29/17	91
EUR	5,906	USD	7,014	UBS AG	12/29/17	29
EUR	36,734	USD	43,622	UBS AG	12/29/17	179
EUR	21,655	USD	25,667	UBS AG	12/29/17	154
EUR	15,360	USD	17,960	UBS AG	12/29/17	355
EUR	48,490	USD	57,313	UBS AG	12/29/17	505
EUR	2,538	USD	2,999	UBS AG	12/29/17	26
EUR	39,151	USD	46,163	UBS AG	12/29/17	520
EUR	8,128	USD	9,584	UBS AG	12/29/17	108
EUR	43,371	USD	51,139	UBS AG	12/29/17	576
EUR	6,443	USD	7,629	UBS AG	12/29/17	54
EUR	49,412	USD	58,918	UBS AG	12/29/17	(1)
EUR	64,830	USD	77,328	UBS AG	12/29/17	(27)
EUR	1,956	USD	2,333	UBS AG	12/29/17	(1)
USD	11,637	EUR	9,945	JPMorgan Chase Bank N.A.	12/20/17	(213)
USD	4,899,900	EUR	4,200,118	JPMorgan Chase Bank N.A.	12/20/17	(104,639)

75

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,491	EUR	12,454	JPMorgan Chase Bank N.A.	12/20/17	$(348)
USD	3,219	EUR	2,774	JPMorgan Chase Bank N.A.	12/20/17	(86)
USD	135,298	EUR	116,518	JPMorgan Chase Bank N.A.	12/20/17	(3,536)
USD	23,229	EUR	20,005	JPMorgan Chase Bank N.A.	12/20/17	(607)
USD	34,364	EUR	29,578	JPMorgan Chase Bank N.A.	12/20/17	(879)
USD	139,721	EUR	119,672	JPMorgan Chase Bank N.A.	12/20/17	(2,871)
USD	2,907	EUR	2,469	JPMorgan Chase Bank N.A.	12/20/17	(35)
USD	2,885	EUR	2,443	JPMorgan Chase Bank N.A.	12/20/17	(26)
USD	92,898	EUR	77,930	JPMorgan Chase Bank N.A.	12/20/17	42
USD	66,772	EUR	57,530	UBS AG	12/29/17	(1,825)
USD	17,449	EUR	14,738	UBS AG	12/29/17	(124)
USD	96,339	EUR	81,002	UBS AG	12/29/17	(246)
USD	2,080,441	EUR	1,755,246	UBS AG	12/29/17	(12,477)
USD	1,508,479	EUR	1,272,688	UBS AG	12/29/17	(9,047)
USD	239,099	EUR	201,725	UBS AG	12/29/17	(1,434)
USD	36,589	EUR	31,000	UBS AG	12/29/17	(374)
USD	65,903	EUR	55,497	UBS AG	12/29/17	(271)
USD	4,234	EUR	3,588	UBS AG	12/29/17	(44)
USD	69,577	EUR	58,959	UBS AG	12/29/17	(724)
USD	4,246	EUR	3,650	UBS AG	12/29/17	(107)
USD	40,370	EUR	34,602	UBS AG	12/29/17	(889)
GBP	45,660	USD	60,485	Credit Suisse AG	12/20/17	1,303
GBP	8,835	USD	11,745	Credit Suisse AG	12/20/17	211
GBP	8,631	USD	11,703	Credit Suisse AG	12/20/17	(23)
GBP	2,156	USD	2,932	Credit Suisse AG	12/20/17	(15)
GBP	25,763	USD	34,756	Credit Suisse AG	12/20/17	108
GBP	30,492	USD	40,985	Credit Suisse AG	12/20/17	278
GBP	4,335	USD	5,842	Credit Suisse AG	12/20/17	24
GBP	30,267	USD	40,699	Credit Suisse AG	12/20/17	260
GBP	22,022	USD	28,933	Credit Suisse AG	12/20/17	868
GBP	2,200	USD	2,909	Credit Suisse AG	12/20/17	68
GBP	2,188	USD	2,911	Credit Suisse AG	12/20/17	50
GBP	8,804	USD	11,628	Credit Suisse AG	12/20/17	285
GBP	8,746	USD	11,568	Credit Suisse AG	12/20/17	267
GBP	184,470	USD	242,541	Credit Suisse AG	12/20/17	7,090
GBP	5,131	USD	6,780	Credit Suisse AG	12/20/17	164
GBP	6,558	USD	8,644	Credit Suisse AG	12/20/17	230
GBP	3,438	USD	4,534	Credit Suisse AG	12/20/17	119
GBP	4,322	USD	5,853	Credit Suisse AG	12/20/17	(4)
GBP	16,573	USD	21,921	Morgan Stanley	12/29/17	516
GBP	12,944	USD	17,055	Morgan Stanley	12/29/17	469
GBP	17,881	USD	23,657	Morgan Stanley	12/29/17	551
USD	4,544	GBP	3,416	Credit Suisse AG	12/20/17	(78)
USD	5,823	GBP	4,423	Credit Suisse AG	12/20/17	(162)
USD	5,815	GBP	4,402	Credit Suisse AG	12/20/17	(142)
USD	4,661	GBP	3,533	Credit Suisse AG	12/20/17	(120)
USD	1,135,156	GBP	863,059	Credit Suisse AG	12/20/17	(32,765)
USD	8,926	GBP	6,750	Credit Suisse AG	12/20/17	(208)
USD	8,926	GBP	6,667	Credit Suisse AG	12/20/17	(96)
USD	2,301	GBP	1,714	Credit Suisse AG	12/20/17	(19)

76

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	484,199	GBP	358,369	Credit Suisse AG	12/20/17	$(757)
USD	12,515	GBP	9,235	Credit Suisse AG	12/20/17	19
USD	5,892	GBP	4,343	Credit Suisse AG	12/20/17	14
USD	5,559	GBP	4,088	Credit Suisse AG	12/20/17	26
USD	26,227	GBP	19,474	Credit Suisse AG	12/20/17	(126)
USD	5,643	GBP	4,188	Credit Suisse AG	12/20/17	(24)
USD	57,739	GBP	43,359	Credit Suisse AG	12/20/17	(936)
USD	6,796	GBP	5,119	Credit Suisse AG	12/20/17	(132)
USD	5,839	GBP	4,387	Credit Suisse AG	12/20/17	(98)
USD	2,930	GBP	2,222	Credit Suisse AG	12/20/17	(77)
USD	2,909	GBP	2,202	Credit Suisse AG	12/20/17	(71)
USD	8,745	GBP	6,627	Credit Suisse AG	12/20/17	(223)
USD	4,469	GBP	3,400	Credit Suisse AG	12/20/17	(132)
USD	5,807	GBP	4,404	Credit Suisse AG	12/20/17	(153)
USD	130,320	GBP	98,965	Credit Suisse AG	12/20/17	(3,603)
USD	133,255	GBP	100,448	Credit Suisse AG	12/20/17	(2,675)
USD	5,841	GBP	4,423	Credit Suisse AG	12/20/17	(145)
USD	2,928	GBP	2,202	Credit Suisse AG	12/20/17	(52)
USD	24,105	GBP	18,422	Morgan Stanley	12/29/17	(836)
USD	538,646	GBP	398,787	Morgan Stanley	12/29/17	(1,247)
USD	15,253	GBP	11,480	Morgan Stanley	12/29/17	(288)
USD	14,196	GBP	10,694	Morgan Stanley	12/29/17	(282)
USD	87,135	HUF	23,239,445	JPMorgan Chase Bank N.A.	12/20/17	(1,304)
USD	15,447	HUF	3,917,156	JPMorgan Chase Bank N.A.	12/20/17	540
USD	87,017	HUF	23,009,077	JPMorgan Chase Bank N.A.	12/20/17	(546)
IDR	1,959,293,145	USD	144,066	Goldman Sachs & Co.	12/20/17	294
IDR	1,953,404,879	USD	143,834	Goldman Sachs & Co.	12/20/17	92
IDR	1,953,404,879	USD	143,834	Goldman Sachs & Co.	12/20/17	92
USD	87,371	INR	5,639,785	Goldman Sachs & Co.	12/20/17	219
JPY	1,161,968	USD	10,227	Credit Suisse AG	12/20/17	107
JPY	656,014	USD	5,797	Credit Suisse AG	12/20/17	37
JPY	32,440,204	USD	285,887	Credit Suisse AG	12/20/17	2,609
JPY	10,217,616	USD	90,566	Credit Suisse AG	12/20/17	301
JPY	2,187,738	USD	19,275	Credit Suisse AG	12/29/17	193
JPY	1,395,202	USD	12,325	Credit Suisse AG	12/29/17	90
JPY	1,363,749	USD	12,095	Credit Suisse AG	12/29/17	40
JPY	2,098,292	USD	18,630	Credit Suisse AG	12/29/17	42
USD	3,885,892	JPY	442,636,149	Credit Suisse AG	12/20/17	(50,537)
USD	11,650	JPY	1,320,940	Credit Suisse AG	12/20/17	(98)
USD	5,814	JPY	659,265	Credit Suisse AG	12/20/17	(49)
USD	2,894	JPY	326,861	Credit Suisse AG	12/20/17	(13)
USD	5,770	JPY	651,473	Credit Suisse AG	12/20/17	(24)
USD	21,563	JPY	2,455,131	Credit Suisse AG	12/29/17	(284)
USD	16,200	JPY	1,848,225	Credit Suisse AG	12/29/17	(247)
USD	16,114	JPY	1,833,276	Credit Suisse AG	12/29/17	(200)
USD	14,794	JPY	1,649,158	Credit Suisse AG	12/29/17	119
USD	329,977	JPY	36,682,427	Credit Suisse AG	12/29/17	3,555
USD	444,215	JPY	49,381,801	Credit Suisse AG	12/29/17	4,785
USD	32,882	JPY	3,683,228	Credit Suisse AG	12/29/17	106
USD	31,682	JPY	3,542,302	Credit Suisse AG	12/29/17	160

77

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,643	JPY	1,751,658	Credit Suisse AG	12/29/17	$56
USD	21,032	JPY	2,355,497	Credit Suisse AG	12/29/17	71
USD	14,694	JPY	1,669,530	Credit Suisse AG	12/29/17	(162)
KRW	99,819,026	USD	87,081	Morgan Stanley	12/21/17	4,693
KRW	16,395,858	USD	14,492	Morgan Stanley	12/21/17	583
KRW	6,440,451	USD	5,784	Morgan Stanley	12/21/17	138
USD	8,698	KRW	9,691,460	Morgan Stanley	12/21/17	(212)
USD	114,340	KRW	129,037,859	Morgan Stanley	12/21/17	(4,299)
USD	14,643	KRW	16,361,946	Morgan Stanley	12/21/17	(400)
USD	105,539	MXN	1,974,069	JPMorgan Chase Bank N.A.	12/20/17	(91)
USD	106,005	MXN	1,974,264	JPMorgan Chase Bank N.A.	12/20/17	365
USD	37,653	MXN	701,527	JPMorgan Chase Bank N.A.	12/20/17	116
USD	62,793	MXN	1,168,892	JPMorgan Chase Bank N.A.	12/20/17	247
USD	122,334	MXN	2,199,756	JPMorgan Chase Bank N.A.	12/20/17	4,628
USD	2,848	MXN	51,613	JPMorgan Chase Bank N.A.	12/20/17	86
USD	7,176	MXN	131,817	JPMorgan Chase Bank N.A.	12/20/17	123
MYR	2,214,066	USD	528,291	Goldman Sachs & Co.	12/20/17	12,947
MYR	12,259	USD	2,902	Goldman Sachs & Co.	12/20/17	95
MYR	12,277	USD	2,909	Goldman Sachs & Co.	12/20/17	93
USD	5,786	MYR	24,453	Goldman Sachs & Co.	12/20/17	(192)
USD	5,759	MYR	24,153	Goldman Sachs & Co.	12/20/17	(145)
USD	14,421	MYR	58,991	Goldman Sachs & Co.	12/20/17	1
USD	5,879	MYR	24,715	Goldman Sachs & Co.	12/20/17	(163)
USD	2,935	MYR	12,278	Goldman Sachs & Co.	12/20/17	(66)
USD	2,918	MYR	12,209	Goldman Sachs & Co.	12/20/17	(67)
NOK	13,758,135	USD	1,757,476	JPMorgan Chase Bank N.A.	12/20/17	(102,843)
NOK	69,024	USD	8,851	JPMorgan Chase Bank N.A.	12/20/17	(550)
NOK	726,102	USD	88,440	JPMorgan Chase Bank N.A.	12/20/17	(1,115)
NOK	138,188	USD	16,961	JPMorgan Chase Bank N.A.	12/29/17	(336)
USD	1,678,910	NOK	12,973,681	JPMorgan Chase Bank N.A.	12/20/17	118,620
USD	5,895	NOK	45,574	JPMorgan Chase Bank N.A.	12/20/17	414
USD	42,506	NOK	335,165	JPMorgan Chase Bank N.A.	12/20/17	2,197
USD	11,658	NOK	95,947	JPMorgan Chase Bank N.A.	12/29/17	114
USD	18,573	NOK	153,093	JPMorgan Chase Bank N.A.	12/29/17	154
USD	22,685	NOK	178,842	JPMorgan Chase Bank N.A.	12/29/17	1,168
USD	11,718	NOK	92,162	JPMorgan Chase Bank N.A.	12/29/17	630
USD	16,164	NOK	126,675	JPMorgan Chase Bank N.A.	12/29/17	923
USD	17,831	NOK	139,469	JPMorgan Chase Bank N.A.	12/29/17	1,051
USD	17,290	NOK	134,694	JPMorgan Chase Bank N.A.	12/29/17	1,084
USD	13,052	NOK	101,614	JPMorgan Chase Bank N.A.	12/29/17	826
USD	11,530	NOK	89,967	JPMorgan Chase Bank N.A.	12/29/17	705
USD	15,416	NOK	119,988	JPMorgan Chase Bank N.A.	12/29/17	980
USD	8,426	NOK	65,788	JPMorgan Chase Bank N.A.	12/29/17	511
USD	22,022	NOK	173,416	JPMorgan Chase Bank N.A.	12/29/17	1,158
USD	9,630	NOK	76,325	JPMorgan Chase Bank N.A.	12/29/17	447
USD	18,447	NOK	146,155	JPMorgan Chase Bank N.A.	12/29/17	862
USD	21,283	NOK	169,300	JPMorgan Chase Bank N.A.	12/29/17	914
USD	42,012	NOK	335,273	JPMorgan Chase Bank N.A.	12/29/17	1,675
USD	13,198	NOK	104,740	JPMorgan Chase Bank N.A.	12/29/17	597
USD	24,529	NOK	195,966	JPMorgan Chase Bank N.A.	12/29/17	952

78

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,693	NOK	189,542	JPMorgan Chase Bank N.A.	12/29/17	$889
USD	8,886	NOK	70,740	JPMorgan Chase Bank N.A.	12/29/17	375
USD	10,490	NOK	83,202	JPMorgan Chase Bank N.A.	12/29/17	480
USD	21,776	NOK	172,417	JPMorgan Chase Bank N.A.	12/29/17	1,032
USD	10,512	NOK	82,871	JPMorgan Chase Bank N.A.	12/29/17	542
USD	9,653	NOK	76,020	JPMorgan Chase Bank N.A.	12/29/17	507
USD	24,286	NOK	191,243	JPMorgan Chase Bank N.A.	12/29/17	1,278
USD	28,224	NOK	224,042	JPMorgan Chase Bank N.A.	12/29/17	1,269
USD	12,373	NOK	98,290	JPMorgan Chase Bank N.A.	12/29/17	547
USD	18,695	NOK	148,572	JPMorgan Chase Bank N.A.	12/29/17	820
USD	11,756	NOK	93,826	JPMorgan Chase Bank N.A.	12/29/17	468
USD	11,981	NOK	97,595	JPMorgan Chase Bank N.A.	12/29/17	239
NZD	4,015	USD	2,898	JPMorgan Chase Bank N.A.	12/20/17	(154)
NZD	81,159	USD	55,709	JPMorgan Chase Bank N.A.	12/20/17	(250)
USD	21,520	NZD	31,468	JPMorgan Chase Bank N.A.	12/20/17	17
USD	210,173	NZD	291,369	JPMorgan Chase Bank N.A.	12/20/17	11,071
USD	18,815	NZD	26,169	JPMorgan Chase Bank N.A.	12/20/17	933
PEN	285,106	USD	87,666	Morgan Stanley	12/20/17	463
USD	86,645	PEN	284,498	Morgan Stanley	12/20/17	(1,296)
PHP	22,783,428	USD	444,815	Goldman Sachs & Co.	12/20/17	7,187
PHP	297,746	USD	5,742	Goldman Sachs & Co.	12/20/17	165
USD	148,784	PHP	7,722,641	Goldman Sachs & Co.	12/20/17	(4,426)
USD	8,670	PHP	442,626	Goldman Sachs & Co.	12/20/17	(111)
PLN	321,734	USD	88,243	Goldman Sachs & Co.	12/20/17	2,925
USD	62,296	PLN	220,499	Goldman Sachs & Co.	12/20/17	(185)
USD	86,698	PLN	313,197	Goldman Sachs & Co.	12/20/17	(2,050)
RUB	3,521,411	USD	60,950	Morgan Stanley	12/20/17	(811)
USD	59,889	RUB	3,511,510	Morgan Stanley	12/20/17	(82)
SEK	473,227	USD	58,193	JPMorgan Chase Bank N.A.	12/20/17	(1,588)
SEK	1,063,294	USD	127,530	JPMorgan Chase Bank N.A.	12/20/17	(345)
SEK	35,269	USD	4,195	JPMorgan Chase Bank N.A.	12/20/17	24
USD	4,217	SEK	35,184	JPMorgan Chase Bank N.A.	12/20/17	8
USD	88,143	SEK	697,208	JPMorgan Chase Bank N.A.	12/20/17	4,747
USD	75,622	SEK	596,298	JPMorgan Chase Bank N.A.	12/20/17	4,296
USD	4,334	SEK	34,766	JPMorgan Chase Bank N.A.	12/20/17	175
USD	56,492	SEK	471,560	JPMorgan Chase Bank N.A.	12/20/17	87
USD	40,463	SGD	54,281	JPMorgan Chase Bank N.A.	12/20/17	210
USD	31,979	SGD	43,017	JPMorgan Chase Bank N.A.	12/20/17	80
THB	193,819	USD	5,857	Goldman Sachs & Co.	12/20/17	84
THB	288,628	USD	8,728	Goldman Sachs & Co.	12/20/17	120
THB	288,366	USD	8,712	Goldman Sachs & Co.	12/20/17	127
THB	381,110	USD	11,528	Goldman Sachs & Co.	12/20/17	154
THB	376,712	USD	11,539	Goldman Sachs & Co.	12/20/17	8
USD	1,125,050	THB	37,211,040	Goldman Sachs & Co.	12/20/17	(15,624)
USD	5,902	THB	194,994	Goldman Sachs & Co.	12/20/17	(75)
USD	8,733	THB	290,964	Goldman Sachs & Co.	12/20/17	(187)
TRY	100,566	USD	28,598	Goldman Sachs & Co.	12/20/17	(3,062)
TRY	217,362	USD	59,488	Goldman Sachs & Co.	12/20/17	(4,296)
TRY	10,608	USD	2,844	Goldman Sachs & Co.	12/20/17	(151)
TRY	323,003	USD	85,329	Goldman Sachs & Co.	12/20/17	(3,314)

79

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	84,294	TRY	325,770	Goldman Sachs & Co.	12/20/17	$1,576
USD	84,462	TRY	325,769	Goldman Sachs & Co.	12/20/17	1,744
TWD	5,285,567	USD	174,188	JPMorgan Chase Bank N.A.	12/20/17	2,074
USD	86,896	TWD	2,637,284	JPMorgan Chase Bank N.A.	12/20/17	(1,052)
ZAR	522,249	USD	39,550	Goldman Sachs & Co.	12/20/17	(1,570)
ZAR	38,190	USD	2,890	Goldman Sachs & Co.	12/20/17	(113)
ZAR	1,221,756	USD	88,004	Goldman Sachs & Co.	12/20/17	847
ZAR	83,381	USD	5,747	Goldman Sachs & Co.	12/20/17	317
USD	124,167	ZAR	1,783,909	Goldman Sachs & Co.	12/20/17	(5,566)
USD	40,961	ZAR	592,387	Goldman Sachs & Co.	12/20/17	(2,120)
USD	176,077	ZAR	2,553,121	Goldman Sachs & Co.	12/20/17	(9,597)
USD	119,519	ZAR	1,556,583	Goldman Sachs & Co.	12/20/17	6,318
USD	84,777	ZAR	1,193,139	Goldman Sachs & Co.	12/20/17	(1,993)
USD	81,258	ZAR	1,161,299	Goldman Sachs & Co.	12/20/17	(3,197)
USD	5,775	ZAR	81,917	Goldman Sachs & Co.	12/20/17	(183)
						$66,517

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-OAT 10-Year Bonds	2	March 2018	EUR	200,000	$372,572	$(408)
Euro-Schatz 2-Year Bonds	6	March 2018	EUR	600,000	800,205	(332)
Korean Treasury 10-Year Bonds	3	December 2017	KRW	300,000,000	336,678	(5,822)
U.S. Treasury 10-Year Notes	21	March 2018	USD	2,100,000	2,604,984	(15,469)
U.S. Treasury 10-Year Ultra Notes	3	March 2018	USD	300,000	399,516	(2,982)
U.S. Treasury 2-Year Notes	11	March 2018	USD	2,200,000	2,358,469	(1,561)
U.S. Treasury 5-Year Notes	36	March 2018	USD	3,600,000	4,188,375	(11,913)
U.S. Treasury Long Bonds	2	March 2018	USD	200,000	303,437	(2,989)
U.S. Treasury Ultra Bonds	1	March 2018	USD	100,000	164,875	(1,979)
					$11,529,111	$(43,455)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	9	March 2018	EUR	900,000	$1,415,409	$2,770
Euro-Bund 10-Year Bonds	2	March 2018	EUR	200,000	386,617	979
U.K. Gilt 10-Year Bonds	5	March 2018	GBP	500,000	835,783	4,726
U.S. Treasury 10-Year Ultra Notes	15	March 2018	USD	1,500,000	1,997,578	14,734
					$4,635,387	$23,209

80

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$3,805,000	$298,381	$40,399	$338,780

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A. / Mexico Government International Bond	Buy	(1.00)%	12/20/22	$300,000	$987	$(1,319)	$(332)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A	BZDIOVRA	Receive	9.60%	1/2/19	BRL	6,914,000	$(63,412)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	1,694,000	26,243
Barclays Bank plc	BZDIOVRA	Receive	7.29%	1/2/19	BRL	10,938,000	(5,711)
Barclays Bank plc	BZDIOVRA	Pay	9.51%	1/2/23	BRL	1,997,000	(12,960)
Morgan Stanley	BZDIOVRA	Receive	8.71%	1/2/19	BRL	3,544,000	(19,251)
Morgan Stanley	BZDIOVRA	Pay	10.24%	1/2/23	BRL	1,175,000	7,013
Morgan Stanley	BZDIOVRA	Receive	7.51%	1/2/19	BRL	8,022,000	(9,371)
							$(77,449)

*Amount represents value and unrealized appreciation (depreciation).

81

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	KRW	-	South Korean Won
ARS	-	Argentine Peso	LIBOR	-	London Interbank Offered Rate
AUD	-	Australian Dollar	LOC	-	Letter of Credit
BRL	-	Brazilian Real	MTN	-	Medium Term Note
BZDIOVRA	-	Brazil Interbank Deposit Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NVDR	-	Non-Voting Depositary Receipt
CLP	-	Chilean Peso	NZD	-	New Zealand Dollar
COP	-	Colombian Peso	PEN	-	Peruvian Sol
CVA	-	Certificaten Van Aandelen	PHP	-	Philippine Peso
CZK	-	Czech Koruna	PIK	-	Payment in Kind
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
FHLB	-	Federal Home Loan Bank	RUB	-	Russian Ruble
FHLMC	-	Federal Home Loan Mortgage Corporation	SBBPA	-	Standby Bond Purchase Agreement
FNMA	-	Federal National Mortgage Association	SEK	-	Swedish Krona
GBP	-	British Pound	SEQ	-	Sequential Payer
GDR	-	Global Depositary Receipt	SGD	-	Singapore Dollar
GNMA	-	Government National Mortgage Association	THB	-	Thai Baht
GO	-	General Obligation	TRY	-	Turkish Lira
HUF	-	Hungarian Forint	TWD	-	Taiwanese Dollar
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
INR	-	Indian Rupee	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
			ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $31,601,286, which represented 3.2% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Security is in default.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $341,547.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(8)	Forward commitment. Settlement date is indicated.

(9)	Security is a zero-coupon bond.

(10)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(11)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

82

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $780,150,098)	$983,082,013
Cash	2,129
Foreign currency holdings, at value (cost of $80,870)	80,854
Deposits with broker for swap agreements	176,141
Foreign deposits with broker for futures contracts, at value (cost of $13,121)	13,957
Receivable for investments sold	7,015,736
Receivable for capital shares sold	328,973
Receivable for variation margin on swap agreements	4,842
Unrealized appreciation on forward foreign currency exchange contracts	509,985
Swap agreements, at value	33,256
Dividends and interest receivable	2,914,752
Other assets	24,897
994,187,535

Liabilities
Payable for investments purchased	16,213,044
Payable for capital shares redeemed	1,018,185
Payable for variation margin on futures contracts	16,833
Unrealized depreciation on forward foreign currency exchange contracts	443,468
Swap agreements, at value (including net premiums paid (received) of $987)	111,037
Accrued management fees	825,466
Distribution and service fees payable	105,617
Accrued foreign taxes	185,278
Accrued other expenses	6,153
18,925,081

Net Assets	$975,262,454

Net Assets Consist of:
Capital (par value and paid-in surplus)	$703,203,250
Undistributed net investment income	8,054,127
Undistributed net realized gain	61,245,082
Net unrealized appreciation	202,759,995
$975,262,454

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$448,081,188	49,578,345	$9.04
I Class, $0.01 Par Value	$139,109,556	15,456,908	$9.00
A Class, $0.01 Par Value	$209,181,167	23,024,997	$9.08*
C Class, $0.01 Par Value	$66,032,403	7,459,913	$8.85
R Class, $0.01 Par Value	$22,513,543	2,484,505	$9.06
R5 Class, $0.01 Par Value	$5,591	621	$9.00
R6 Class, $0.01 Par Value	$90,339,006	10,047,276	$8.99
*Maximum offering price $9.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

83

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $561,227)	$15,687,117
Interest	6,569,742
22,256,859

Expenses:
Management fees	10,624,977
Distribution and service fees:
A Class	573,381
C Class	672,175
R Class	115,348
Directors' fees and expenses	29,514
Other expenses	59,559
12,074,954
Fees waived(1)	(483,983)
11,590,971

Net investment income (loss)	10,665,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $19,545)	81,808,298
Forward foreign currency exchange contract transactions	69,761
Futures contract transactions	(17,843)
Swap agreement transactions	281,936
Foreign currency translation transactions	(35,706)
82,106,446

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(185,278))	78,956,855
Forward foreign currency exchange contracts	(1,490,442)
Futures contracts	(8,704)
Swap agreements	(139,724)
Translation of assets and liabilities in foreign currencies	74,864
77,392,849

Net realized and unrealized gain (loss)	159,499,295

Net Increase (Decrease) in Net Assets Resulting from Operations	$170,165,183

(1)	Amount consists of $224,311, $64,113, $114,676, $33,609, $11,535, $2, $35,737 for Investor Class,
I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

84

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$10,665,888	$10,973,352
Net realized gain (loss)	82,106,446	14,081,637
Change in net unrealized appreciation (depreciation)	77,392,849	4,697,030
Net increase (decrease) in net assets resulting from operations	170,165,183	29,752,019

Distributions to Shareholders
From net investment income:
Investor Class	(6,025,744)	(5,071,352)
I Class	(1,882,284)	(1,777,887)
A Class	(2,729,951)	(2,282,641)
C Class	(253,034)	(54,355)
R Class	(212,585)	(133,864)
R6 Class	(898,697)	(518,683)
From net realized gains:
Investor Class	(6,631,519)	(33,343,841)
I Class	(1,805,880)	(9,845,003)
A Class	(3,678,967)	(19,567,988)
C Class	(1,052,993)	(5,262,095)
R Class	(370,021)	(1,648,355)
R6 Class	(786,747)	(2,570,523)
Decrease in net assets from distributions	(26,328,422)	(82,076,587)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(120,257,643)	(50,282,982)

Net increase (decrease) in net assets	23,579,118	(102,607,550)

Net Assets
Beginning of period	951,683,336	1,054,290,886
End of period	$975,262,454	$951,683,336

Undistributed net investment income	$8,054,127	$9,207,648

See Notes to Financial Statements.

85

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

87

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended November 30, 2017, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

88

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2017 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	1.10%
I Class	0.70% to 0.95%	0.95%	0.90%
A Class	0.90% to 1.15%	1.15%	1.10%
C Class	0.90% to 1.15%	1.15%	1.10%
R Class	0.90% to 1.15%	1.15%	1.10%
R5 Class	0.70% to 0.95%	0.95%	0.90%
R6 Class	0.55% to 0.80%	0.80%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,667,097 and $6,202,583, respectively. The effect of interfund transactions on the Statement of Operations was $751,897 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $761,824,202, of which $148,755,142 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $901,320,440, of which $146,266,854 represented U.S. Treasury and Government Agency obligations.

89

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	8,094,319	$66,669,699	5,813,408	$43,576,048
Issued in reinvestment of distributions	1,620,801	12,464,888	5,139,942	37,829,972
Redeemed	(16,319,184)	(135,602,640)	(14,918,716)	(112,567,049)
	(6,604,064)	(56,468,053)	(3,965,366)	(31,161,029)
I Class/Shares Authorized	150,000,000		150,000,000
Sold	6,669,932	55,301,893	2,953,484	22,074,915
Issued in reinvestment of distributions	475,813	3,635,473	1,571,260	11,501,624
Redeemed	(7,620,259)	(62,541,524)	(6,311,299)	(46,003,969)
	(474,514)	(3,604,158)	(1,786,555)	(12,427,430)
A Class/Shares Authorized	375,000,000		375,000,000
Sold	2,933,525	24,268,900	3,120,587	23,438,961
Issued in reinvestment of distributions	808,422	6,265,765	2,884,961	21,406,412
Redeemed	(12,107,621)	(101,126,870)	(10,943,818)	(82,826,224)
	(8,365,674)	(70,592,205)	(4,938,270)	(37,980,851)
C Class/Shares Authorized	90,000,000		80,000,000
Sold	737,458	5,975,656	999,782	7,311,612
Issued in reinvestment of distributions	165,938	1,261,263	703,385	5,120,645
Redeemed	(2,337,156)	(19,044,858)	(2,262,926)	(16,840,664)
	(1,433,760)	(11,807,939)	(559,759)	(4,408,407)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	432,594	3,575,675	800,919	6,089,598
Issued in reinvestment of distributions	74,055	573,976	239,573	1,775,235
Redeemed	(1,179,914)	(9,716,703)	(821,189)	(6,198,433)
	(673,265)	(5,567,052)	219,303	1,666,400
R5 Class/Shares Authorized	50,000,000		N/A
Sold	621	5,000
R6 Class/Shares Authorized	90,000,000		50,000,000
Sold	4,775,522	39,408,843	5,277,365	40,872,583
Issued in reinvestment of distributions	221,169	1,685,443	423,179	3,089,206
Redeemed	(1,578,798)	(13,317,522)	(1,345,995)	(9,933,454)
	3,417,893	27,776,764	4,354,549	34,028,335
Net increase (decrease)	(14,132,763)	$(120,257,643)	(6,676,098)	$(50,282,982)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

90

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$533,721,254	$225,610,698	—
Corporate Bonds	—	79,300,187	—
U.S. Treasury Securities	—	59,518,897	—
U.S. Government Agency Mortgage-Backed Securities	—	20,434,807	—
Sovereign Governments and Agencies	—	13,046,285	—
Collateralized Mortgage Obligations	—	6,445,828	—
Exchange-Traded Funds	5,762,050	—	—
Commercial Mortgage-Backed Securities	—	5,242,215	—
Asset-Backed Securities	—	4,983,124	—
Municipal Securities	—	4,304,257	—
Commercial Paper	—	3,542,390	—
U.S. Government Agency Securities	—	1,306,225	—
Convertible Preferred Stocks	—	63,391	—
Temporary Cash Investments	19,601,518	198,887	—
	$559,084,822	$423,997,191	—
Other Financial Instruments
Futures Contracts	$14,734	$8,475	—
Swap Agreements	—	372,036	—
Forward Foreign Currency Exchange Contracts	—	509,985	—
	$14,734	$890,496	—

Liabilities
Other Financial Instruments
Futures Contracts	$36,893	$6,562	—
Swap Agreements	—	111,037	—
Forward Foreign Currency Exchange Contracts	—	443,468	—
	$36,893	$561,067	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of

91

swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,973,367.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $32,013,667.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.
A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain(loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $8,875,045 futures contracts purchased and $1,664,157 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $5,922,887.

92

Value of Derivative Instruments as of November 30, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$4,842	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	—	Swap agreements	$332
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	509,985	Unrealized depreciation on forward foreign currency exchange contracts	443,468
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	16,833
Interest Rate Risk	Swap agreements	33,256	Swap agreements	110,705
		$548,083		$571,338

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as reported in the Schedule of Investments.
Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$281,936	Change in net unrealized appreciation (depreciation) on swap agreements	$(62,275)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	69,761	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,490,442)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(17,843)	Change in net unrealized appreciation (depreciation) on futures contracts	(8,704)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(77,449)
		$333,854		$(1,638,870)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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9. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.6920 for the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 19, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2017:

Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1171	$0.1353	$0.0943	$0.0260	$0.0716	$0.1303	$0.1490

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$12,002,295	$9,838,782
Long-term capital gains	$14,326,127	$72,237,805

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$792,266,353
Gross tax appreciation of investments	$201,306,084
Gross tax depreciation of investments	(10,490,424)
Net tax appreciation (depreciation) of investments	190,815,660
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(260,412)
Net tax appreciation (depreciation)	$190,555,248
Other book-to-tax adjustments	$(209,312)
Undistributed ordinary income	$23,711,154
Accumulated long-term gains	$58,002,114

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

94

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
2016	$8.19	0.09	0.17	0.26	(0.09)	(0.56)	(0.65)	$7.80	3.61%	1.11%	1.16%	1.23%	1.18%	82%	$438,001
2015	$9.19	0.08	(0.14)	(0.06)	(0.03)	(0.91)	(0.94)	$8.19	(0.27)%	1.13%	1.15%	0.98%	0.96%	94%	$492,452
2014	$9.46	0.07	0.71	0.78	(0.12)	(0.93)	(1.05)	$9.19	9.47%	1.17%	1.17%	0.76%	0.76%	77%	$527,740
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	1.20%	0.96%	0.96%	79%	$507,497
I Class(3)
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110
2016	$8.16	0.11	0.15	0.26	(0.10)	(0.56)	(0.66)	$7.76	3.71%	0.91%	0.96%	1.43%	1.38%	82%	$123,699
2015	$9.16	0.10	(0.14)	(0.04)	(0.05)	(0.91)	(0.96)	$8.16	(0.06)%	0.93%	0.95%	1.18%	1.16%	94%	$144,546
2014	$9.44	0.08	0.71	0.79	(0.14)	(0.93)	(1.07)	$9.16	9.62%	0.97%	0.97%	0.96%	0.96%	77%	$134,763
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.00%	1.16%	1.16%	79%	$104,332

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
2016	$8.22	0.07	0.18	0.25	(0.07)	(0.56)	(0.63)	$7.84	3.44%	1.36%	1.41%	0.98%	0.93%	82%	$245,955
2015	$9.22	0.06	(0.14)	(0.08)	(0.01)	(0.91)	(0.92)	$8.22	(0.56)%	1.38%	1.40%	0.73%	0.71%	94%	$298,762
2014	$9.49	0.05	0.70	0.75	(0.09)	(0.93)	(1.02)	$9.22	9.13%	1.42%	1.42%	0.51%	0.51%	77%	$346,972
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	1.45%	0.71%	0.71%	79%	$391,638
C Class
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032
2016	$8.03	0.02	0.16	0.18	(0.01)	(0.56)	(0.57)	$7.64	2.56%	2.11%	2.16%	0.23%	0.18%	82%	$67,920
2015	$9.08	—(4)	(0.14)	(0.14)	—	(0.91)	(0.91)	$8.03	(1.27)%	2.13%	2.15%	(0.02)%	(0.04)%	94%	$75,881
2014	$9.35	(0.02)	0.70	0.68	(0.02)	(0.93)	(0.95)	$9.08	8.36%	2.17%	2.17%	(0.24)%	(0.24)%	77%	$77,937
2013	$8.27	—(4)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	2.20%	(0.04)%	(0.04)%	79%	$72,756
R Class
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
2016	$8.20	0.06	0.17	0.23	(0.05)	(0.56)	(0.61)	$7.82	3.18%	1.61%	1.66%	0.73%	0.68%	82%	$24,678
2015	$9.22	0.04	(0.15)	(0.11)	—	(0.91)	(0.91)	$8.20	(0.89)%	1.63%	1.65%	0.48%	0.46%	94%	$24,106
2014	$9.48	0.02	0.72	0.74	(0.07)	(0.93)	(1.00)	$9.22	8.96%	1.67%	1.67%	0.26%	0.26%	77%	$24,106
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	1.70%	0.46%	0.46%	79%	$22,513

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2017(5)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(6)	0.96%(6)	1.46%(6)	1.41%(6)	80%(7)	$6
R6 Class
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339
2016	$8.15	0.12	0.16	0.28	(0.11)	(0.56)	(0.67)	$7.76	4.02%	0.76%	0.81%	1.58%	1.53%	82%	$51,430
2015	$9.16	0.11	(0.15)	(0.04)	(0.06)	(0.91)	(0.97)	$8.15	0.00%	0.78%	0.80%	1.33%	1.31%	94%	$18,544
2014	$9.44	0.08	0.72	0.80	(0.15)	(0.93)	(1.08)	$9.16	9.82%	0.80%	0.80%	1.13%	1.13%	77%	$5,136
2013(8)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(6)	0.85%(6)	1.12%(6)	1.12%(6)	79%(9)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per-share amount was less than $0.005.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

98

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

99

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

100

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

101

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

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connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

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Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that

104

impacted the level of the fee in relation to its peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 1.15% to 1.10%) for at least one year, beginning August 1, 2017. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

105

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Strategic Asset Allocations, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$2,127,079,770	$134,155,587
Barry Fink	$2,126,743,433	$134,491,924
Jan M. Lewis	$2,126,069,749	$135,165,608
Stephen E. Yates	$2,126,696,429	$134,538,928
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For corporate taxpayers, the fund hereby designates $7,995,371, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,175,071, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

The fund hereby designates $1,378,392 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

The fund utilized earnings and profits of $8,252,975 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 1801

Annual Report

November 30, 2017

Strategic Allocation: Conservative Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	11.02%	6.01%	4.78%	—	2/15/96
S&P 500 Index	—	22.87%	15.73%	8.29%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	3.21%	1.98%	3.98%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.76%	0.22%	0.35%	—	—
I Class	ACCIX	11.05%	6.21%	4.99%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		10.56%	5.76%	4.51%	—
With sales charge		4.26%	4.52%	3.90%	—
C Class	AACCX	9.77%	4.92%	3.73%	—	9/30/04
R Class	AACRX	10.31%	5.48%	4.26%	—	3/31/05
R5 Class	AACGX	—	—	—	6.80%	4/10/17
R6 Class	AACDX	11.21%	—	—	5.80%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $15,961

S&P 500 Index — $22,199

Bloomberg Barclays U.S. Aggregate Bond Index — $14,784

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,360

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.80%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

In June 2017, Scott Wittman left the fund's management team.

Performance Summary

Strategic Allocation: Conservative returned 11.02%* for the fiscal year ended November 30, 2017. Improved global economic strength spurred a worldwide rally in equities, with non-U.S. small-cap and emerging markets stocks leading the way. U.S. stocks continued to reach record levels after the 2016 U.S. Presidential election, led by technology stocks, which rose more than 40% as a sector. In the U.S., large-cap stocks beat mid-cap and small-cap equities, while growth outperformed value across all market capitalizations. Emerging markets stocks outperformed developed non-U.S. equities, and both outperformed U.S. core equities. In fixed income, the U.S. Federal Reserve increased its target interest rate three times in the 12-month period, from 0.50% to 1.25%. The U.S. 10-year Treasury yield ended unchanged, while short-term rates climbed. The U.S. dollar weakened during the period, benefiting unhedged non-U.S. bond prices. Inflation remained muted over the period, dampening U.S. Treasury inflation-protected securities (TIPS) returns.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds, and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with an overweight to stocks but moved to a neutral allocation across stocks, bonds, and cash during the period. This hurt returns as stocks continued to outperform, but we remain cautious about rising risk exposure with stocks at elevated levels this late into the economic and financial market cycle. Within the equity segment, the fund was neutral in allocation across regions and capitalizations. We maintained an overweight to the large-cap growth and mid-cap growth segments and a corresponding underweight to large-cap value and mid-cap value. In the bond segment, we generally favored non-U.S. corporate bonds and U.S. Treasuries over other developed-market government bonds.

From a return perspective, an underweight position in small-cap stocks detracted from relative returns. On the other hand, the fund’s overweight to U.S. growth stocks and corresponding underweight to value stocks aided returns.

Equities Contributed Overall

The U.S. equity portion of Strategic Allocation: Conservative produced gains, with large-cap core and large-cap growth stocks making key contributions to total returns. All segments of U.S. equity added to absolute returns to some extent. Non-U.S. growth and other non-U.S. developed market stocks also contributed. Within the non-U.S. growth segment, strong stock selection and an overweight in technology contributed along with out-of-benchmark positions in China.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Overall, security selection detracted from portfolio results. The leading detractors were stock selection among the mid-cap growth and large-cap value stock segments. Within mid-cap growth, stock selection in information technology, health care, and consumer discretionary hurt returns the most. Among large-cap value stocks, selection was weakest in the industrials, consumer discretionary, and utilities sectors. The contribution of non-U.S. developed market equities and U.S. large-cap core equity stocks to benchmark-relative performance partly offset that.

Fixed-Income Components Added to Returns

All fixed-income components added to positive returns during the period with core U.S. bonds contributing the most. The U.S. high-yield bond segment contributed to total gains, but security selection detracted slightly. U.S. high-quality bonds and global bonds also added to relative returns.

Outlook

As 2017 comes toward a close, we see significant tension in financial markets, with competing economic and market trends leaving us with no compelling case for over- or underweighting risk assets at present. On the one hand, economic growth is positive around the globe thanks to years of unprecedented monetary stimulus. At the same time, inflation remains tame and interest rates are low by historical standards. These conditions are supportive of corporate earnings growth and help justify the lofty valuations of stocks and corporate bonds. On the other hand, central banks around the world are beginning to wind down their stimulus policies, presenting a risk for financial markets that have been operating with government support since the financial crisis. And because stock and bond valuations are high by almost any measure, the risk/reward relationship is skewed. Of course, valuation is not a good short-term buy/sell signal—what’s rich can keep getting richer for some time. But it is a good indicator of future expected returns: Higher valuations today suggest more muted returns over the intermediate to longer term.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies. By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking. It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

6

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	0.8%
Amazon.com, Inc.	0.6%
Apple, Inc.	0.6%
Facebook, Inc., Class A	0.6%
Microsoft Corp.	0.5%
Pfizer, Inc.	0.4%
Zimmer Biomet Holdings, Inc.	0.3%
Boeing Co. (The)	0.3%
Cisco Systems, Inc.	0.3%
JPMorgan Chase & Co.	0.3%

Geographic Composition of Common Stocks	% of net assets
United States	33.2%
United Kingdom	2.6%
Japan	2.3%
France	1.5%
Other Countries	4.9%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.5 years
Average Duration (effective)	5.1 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	33.2%
Foreign Common Stocks*	11.3%
U.S. Treasury Securities	18.0%
Corporate Bonds	13.5%
Sovereign Governments and Agencies	6.5%
U.S. Government Agency Mortgage-Backed Securities	5.8%
Municipal Securities	3.2%
Collateralized Mortgage Obligations	2.0%
Asset-Backed Securities	1.6%
Commercial Mortgage-Backed Securities	1.6%
Commercial Paper	1.1%
Exchange-Traded Funds	0.4%
U.S. Government Agency Securities	0.4%
Convertible Preferred Stocks	—**
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(1.5)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,045.30	$5.18	1.01%
I Class	$1,000	$1,046.80	$4.16	0.81%
A Class	$1,000	$1,043.50	$6.45	1.26%
C Class	$1,000	$1,039.10	$10.27	2.01%
R Class	$1,000	$1,043.50	$7.74	1.51%
R5 Class	$1,000	$1,047.90	$4.16	0.81%
R6 Class	$1,000	$1,046.10	$3.39	0.66%
Hypothetical
Investor Class	$1,000	$1,020.01	$5.11	1.01%
I Class	$1,000	$1,021.01	$4.10	0.81%
A Class	$1,000	$1,018.75	$6.38	1.26%
C Class	$1,000	$1,014.99	$10.15	2.01%
R Class	$1,000	$1,017.50	$7.64	1.51%
R5 Class	$1,000	$1,021.01	$4.10	0.81%
R6 Class	$1,000	$1,021.76	$3.35	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 44.5%
Aerospace and Defense — 0.8%
AAR Corp.	1,177	$48,940
Astronics Corp.(1)	25	1,037
Boeing Co. (The)	6,116	1,692,909
Curtiss-Wright Corp.	1,147	142,457
General Dynamics Corp.	1,883	390,082
Hexcel Corp.	904	56,048
KLX, Inc.(1)	759	42,588
Kratos Defense & Security Solutions, Inc.(1)	2,335	24,354
L3 Technologies, Inc.	1,246	247,443
Lockheed Martin Corp.	909	290,080
Mercury Systems, Inc.(1)	660	34,445
Textron, Inc.	10,635	592,476
United Technologies Corp.	3,340	405,643
		3,968,502
Air Freight and Logistics — 0.1%
Cia de Distribucion Integral Logista Holdings SA	387	9,293
Royal Mail plc	14,293	85,208
XPO Logistics, Inc.(1)	7,693	607,978
		702,479
Airlines — 0.2%
Air France-KLM(1)	4,209	59,854
American Airlines Group, Inc.	1,928	97,345
Delta Air Lines, Inc.	8,129	430,187
Deutsche Lufthansa AG	4,905	168,673
Qantas Airways Ltd.	28,217	122,818
Ryanair Holdings plc ADR(1)	2,894	352,894
		1,231,771
Auto Components — 0.4%
BorgWarner, Inc.	5,401	300,728
Bridgestone Corp.	4,700	214,218
Cooper Tire & Rubber Co.	550	20,212
Delphi Automotive plc	8,119	849,816
Faurecia	666	50,962
Ichikoh Industries Ltd.	8,000	78,010
LCI Industries	131	17,148
Nokian Renkaat Oyj	843	36,844
Schaeffler AG Preference Shares	4,330	75,549
Stoneridge, Inc.(1)	231	5,271
Tenneco, Inc.	517	30,715
Toyota Boshoku Corp.	4,000	83,111
TS Tech Co. Ltd.	2,000	82,248

10

	Shares/ Principal Amount	Value
Valeo SA	3,757	$272,763
		2,117,595
Automobiles — 0.4%
Brilliance China Automotive Holdings Ltd.	28,000	74,077
Daimler AG	689	57,010
Fiat Chrysler Automobiles NV	2,702	46,429
Ford Motor Co.	36,115	452,160
Honda Motor Co. Ltd.	600	20,025
Honda Motor Co. Ltd. ADR	16,793	559,879
Peugeot SA	6,480	134,027
Subaru Corp.	2,600	85,256
Suzuki Motor Corp.	2,700	145,640
Toyota Motor Corp.	5,400	340,255
		1,914,758
Banks — 3.4%
ABN AMRO Group NV CVA	304	8,998
Ameris Bancorp	647	32,091
Australia & New Zealand Banking Group Ltd.	13,235	287,485
Banco Bilbao Vizcaya Argentaria SA	12,861	110,068
Banco Santander Brasil SA ADR	2,173	19,014
Banco Santander SA	24,475	164,588
Bank of America Corp.	54,668	1,539,998
Bank of Hawaii Corp.	2,591	219,924
Bank of the Ozarks, Inc.	2,125	102,467
BankUnited, Inc.	2,467	91,846
BB&T Corp.	27,135	1,341,012
Bendigo and Adelaide Bank Ltd.	6,670	59,107
BNP Paribas SA	10,323	781,973
Boston Private Financial Holdings, Inc.	2,055	33,599
CaixaBank SA	30,360	144,489
Cathay General Bancorp	1,041	45,169
Central Pacific Financial Corp.	161	5,184
China CITIC Bank Corp. Ltd., H Shares	23,000	14,921
China Construction Bank Corp., H Shares	116,000	101,616
Citigroup, Inc.	1,064	80,332
Comerica, Inc.	962	80,144
Commerce Bancshares, Inc.	4,858	275,080
Commerzbank AG(1)	1,040	15,054
Credit Agricole SA	2,000	33,728
DNB ASA	10,420	190,220
Erste Group Bank AG	10,817	470,553
FCB Financial Holdings, Inc., Class A(1)	1,298	68,599
FinecoBank Banca Fineco SpA	5,870	59,219
First Citizens BancShares, Inc., Class A	84	35,825
First Financial Bankshares, Inc.	165	7,829
First Hawaiian, Inc.	2,020	59,125
FNB Corp.	5,939	84,274

11

	Shares/ Principal Amount	Value
Heritage Financial Corp.	853	$27,765
HSBC Holdings plc (Hong Kong)	38,800	389,631
HSBC Holdings plc (London)	53,360	530,492
Industrial & Commercial Bank of China Ltd., H Shares	50,000	39,210
ING Groep NV	16,253	293,439
JPMorgan Chase & Co.	15,005	1,568,323
KBC Group NV	6,583	538,971
LegacyTexas Financial Group, Inc.	1,566	65,568
Lloyds Banking Group plc	54,164	48,248
M&T Bank Corp.	5,087	859,449
Mitsubishi UFJ Financial Group, Inc.	30,000	212,666
Mizuho Financial Group, Inc.	65,800	119,829
Oversea-Chinese Banking Corp. Ltd.	17,400	161,495
PNC Financial Services Group, Inc. (The)	6,898	969,583
Popular, Inc.	803	28,394
Shizuoka Bank Ltd. (The)	2,000	19,810
Societe Generale SA	4,591	231,408
Southside Bancshares, Inc.	862	31,204
Sumitomo Mitsui Financial Group, Inc.	2,600	105,685
SunTrust Banks, Inc.	11,124	685,572
SVB Financial Group(1)	767	174,600
Texas Capital Bancshares, Inc.(1)	588	53,126
U.S. Bancorp	25,488	1,405,663
UMB Financial Corp.	2,105	158,212
UniCredit SpA(1)	15,590	313,935
Unione di Banche Italiane SpA	5,470	26,264
United Overseas Bank Ltd.	7,200	140,540
Valley National Bancorp	7,810	92,939
Wells Fargo & Co.	21,725	1,226,811
Westamerica Bancorporation	5,137	317,621
Western Alliance Bancorp(1)	475	27,635
Westpac Banking Corp.	8,386	201,398
Yes Bank Ltd.	10,133	48,383
Zions Bancorporation	4,389	217,475
		17,894,875
Beverages — 0.7%
Brown-Forman Corp., Class B	2,599	155,420
China Resources Beer Holdings Co. Ltd.	20,000	55,245
Coca-Cola Amatil Ltd.	3,878	23,343
Coca-Cola Bottlers Japan, Inc.	2,000	76,053
Coca-Cola Co. (The)	620	28,377
Coca-Cola HBC AG	3,940	125,850
Constellation Brands, Inc., Class A	862	187,563
Davide Campari-Milano SpA	3,990	31,042
Diageo plc	10,560	364,840
Dr Pepper Snapple Group, Inc.	2,776	250,367
Fevertree Drinks plc	1,260	33,285

12

	Shares/ Principal Amount	Value
Heineken NV	3,446	$351,234
Kirin Holdings Co. Ltd.	2,000	46,906
MGP Ingredients, Inc.	426	31,673
Molson Coors Brewing Co., Class B	1,525	119,103
Monster Beverage Corp.(1)	5,675	355,652
PepsiCo, Inc.	5,730	667,660
Remy Cointreau SA	2,700	359,496
Treasury Wine Estates Ltd.	56,053	669,465
		3,932,574
Biotechnology — 0.9%
AbbVie, Inc.	8,005	775,845
Aimmune Therapeutics, Inc.(1)	469	17,916
Alder Biopharmaceuticals, Inc.(1)	549	6,039
Alexion Pharmaceuticals, Inc.(1)	1,799	197,548
Amgen, Inc.	5,672	996,344
Amicus Therapeutics, Inc.(1)	554	7,712
Arena Pharmaceuticals, Inc.(1)	494	15,309
Avexis, Inc.(1)	95	9,007
Biogen, Inc.(1)	2,296	739,702
Biohaven Pharmaceutical Holding Co. Ltd.(1)	311	7,193
BioMarin Pharmaceutical, Inc.(1)	2,158	185,156
Bioverativ, Inc.(1)	1,729	86,485
Celgene Corp.(1)	5,282	532,584
Clovis Oncology, Inc.(1)	281	17,666
CSL Ltd.	3,730	405,852
Exact Sciences Corp.(1)	444	26,409
Exelixis, Inc.(1)	1,701	46,063
FibroGen, Inc.(1)	445	21,138
Flexion Therapeutics, Inc.(1)	611	15,831
Galapagos NV(1)	393	34,403
Gilead Sciences, Inc.	3,668	274,293
Halozyme Therapeutics, Inc.(1)	914	17,064
Incyte Corp.(1)	1,826	180,756
Ligand Pharmaceuticals, Inc.(1)	106	13,976
Neurocrine Biosciences, Inc.(1)	1,214	87,274
PeptiDream, Inc.(1)	900	30,164
Portola Pharmaceuticals, Inc.(1)	326	16,545
Prothena Corp. plc(1)	182	8,461
Puma Biotechnology, Inc.(1)	202	21,392
Regeneron Pharmaceuticals, Inc.(1)	302	109,282
Sage Therapeutics, Inc.(1)	157	14,508
Sarepta Therapeutics, Inc.(1)	302	16,812
Spark Therapeutics, Inc.(1)	202	14,792
Ultragenyx Pharmaceutical, Inc.(1)	193	9,745
		4,959,266
Building Products — 0.5%
Allegion plc	476	40,051

13

	Shares/ Principal Amount	Value
Apogee Enterprises, Inc.	626	$31,319
CSW Industrials, Inc.(1)	1,454	69,937
Daikin Industries Ltd.	2,700	311,934
Fortune Brands Home & Security, Inc.	2,547	174,266
Johnson Controls International plc	39,071	1,470,632
Lennox International, Inc.	708	148,496
LIXIL Group Corp.	1,900	50,163
Masonite International Corp.(1)	263	19,370
NCI Building Systems, Inc.(1)	192	3,206
Nichias Corp.	2,000	25,800
Owens Corning	4,186	369,833
PGT Innovations, Inc.(1)	1,814	29,659
Sanwa Holdings Corp.	4,400	58,209
		2,802,875
Capital Markets — 1.5%
3i Group plc	13,682	166,828
Affiliated Managers Group, Inc.	893	177,412
Ameriprise Financial, Inc.	4,175	681,485
Ares Management LP	2,227	41,088
AURELIUS Equity Opportunities SE & Co. KGaA	260	16,825
Bank of New York Mellon Corp. (The)	14,470	792,088
BlackRock, Inc.	160	80,190
Brookfield Asset Management, Inc., Class A	2,097	87,154
Burford Capital Ltd.	3,380	56,120
Cboe Global Markets, Inc.	1,839	226,988
Charles Schwab Corp. (The)	7,012	342,116
Daiwa Securities Group, Inc.	3,000	18,722
Deutsche Boerse AG	1,340	151,930
Donnelley Financial Solutions, Inc.(1)	1,276	26,030
Euronext NV	890	54,337
Evercore, Inc., Class A	4,878	423,654
Hamilton Lane, Inc., Class A	610	21,027
Intermediate Capital Group plc	5,260	75,626
Invesco Ltd.	29,485	1,066,472
Investec plc	3,266	22,849
Julius Baer Group Ltd.	8,156	479,634
London Stock Exchange Group plc	9,500	486,098
Moelis & Co., Class A	568	27,207
MSCI, Inc.	665	85,586
Nasdaq, Inc.	4,942	391,209
Northern Trust Corp.	8,228	804,534
Partners Group Holding AG	50	34,347
S&P Global, Inc.	2,824	467,316
Sanne Group plc	4,550	44,945
SEI Investments Co.	4,182	294,246
St. James's Place plc	16,125	264,880
T. Rowe Price Group, Inc.	1,529	157,365

14

	Shares/ Principal Amount	Value
UBS Group AG	3,134	$54,171
		8,120,479
Chemicals — 0.9%
A. Schulman, Inc.	62	2,353
Air Products & Chemicals, Inc.	3,063	499,391
Arkema SA	2,722	333,223
BASF SE	985	110,213
Cabot Corp.	4,697	287,644
Chr Hansen Holding A/S	3,250	295,229
Covestro AG	1,132	117,990
DowDuPont, Inc.	4,380	315,185
Eastman Chemical Co.	1,590	146,868
FMC Corp.	5,895	556,488
Frutarom Industries Ltd.	190	16,743
Hitachi Chemical Co. Ltd.	2,600	68,724
Huntsman Corp.	3,837	122,631
Ingevity Corp.(1)	675	53,723
Innophos Holdings, Inc.	1,411	65,372
Innospec, Inc.	750	53,550
Koppers Holdings, Inc.(1)	41	2,046
Lotte Chemical Corp.	78	25,828
LyondellBasell Industries NV, Class A	1,624	170,033
Minerals Technologies, Inc.	882	63,901
Mitsubishi Chemical Holdings Corp.	11,600	126,355
Monsanto Co.	1,377	162,954
PolyOne Corp.	1,279	59,103
PPG Industries, Inc.	4,488	524,423
Scotts Miracle-Gro Co. (The)	1,317	130,251
Sensient Technologies Corp.	579	44,890
Stepan Co.	182	15,126
Tosoh Corp.	5,500	122,026
Umicore SA	500	23,279
Valvoline, Inc.	681	16,793
Westlake Chemical Corp.	244	23,895
WR Grace & Co.	1,516	111,138
		4,667,368
Commercial Services and Supplies — 0.2%
Advanced Disposal Services, Inc.(1)	1,644	38,354
Brink's Co. (The)	2,690	217,486
Ceco Environmental Corp.	1,741	9,419
Deluxe Corp.	480	34,128
G4S plc	8,118	28,006
InnerWorkings, Inc.(1)	3,589	38,941
Loomis AB, B Shares	1,398	57,670
LSC Communications, Inc.	908	14,855
McGrath RentCorp	181	8,652
MSA Safety, Inc.	346	29,756

15

	Shares/ Principal Amount	Value
Multi-Color Corp.	74	$5,661
Rentokil Initial plc	15,300	65,833
Republic Services, Inc.	3,020	196,119
Waste Management, Inc.	3,580	294,455
		1,039,335
Communications Equipment — 0.5%
ARRIS International plc(1)	354	10,609
Cisco Systems, Inc.	44,120	1,645,676
Lumentum Holdings, Inc.(1)	248	13,404
Palo Alto Networks, Inc.(1)	6,014	876,541
		2,546,230
Construction and Engineering — 0.2%
Argan, Inc.	289	17,051
CIMIC Group Ltd.	1,612	62,398
Dycom Industries, Inc.(1)	433	46,491
Granite Construction, Inc.	808	53,627
Jacobs Engineering Group, Inc.	1,694	111,177
Kajima Corp.	15,000	158,154
Maeda Corp.	2,700	40,044
NCC AB, B Shares	3,975	82,642
Nishimatsu Construction Co. Ltd.	1,900	55,277
Peab AB	3,824	34,380
Penta-Ocean Construction Co. Ltd.	8,900	66,456
SHO-BOND Holdings Co. Ltd.	500	31,842
Taisei Corp.	2,900	153,889
Valmont Industries, Inc.	102	17,626
		931,054
Construction Materials — 0.2%
CRH plc	7,860	271,225
HeidelbergCement AG	3,280	349,062
Summit Materials, Inc., Class A(1)	1,618	49,770
Vulcan Materials Co.	1,475	185,334
		855,391
Consumer Finance — 0.1%
Aiful Corp.(1)	7,500	25,703
American Express Co.	2,934	286,681
Green Dot Corp., Class A(1)	596	36,833
OneMain Holdings, Inc.(1)	2,260	58,330
		407,547
Containers and Packaging — 0.6%
Amcor Ltd.	21,340	249,712
Ball Corp.	7,881	314,531
Bemis Co., Inc.	5,396	253,180
Graphic Packaging Holding Co.	31,535	482,801
Packaging Corp. of America	1,806	214,192
RPC Group plc	33,005	411,510
Silgan Holdings, Inc.	3,226	93,167

16

	Shares/ Principal Amount	Value
Sonoco Products Co.	5,703	$305,167
WestRock Co.	11,352	708,478
		3,032,738
Distributors†
LKQ Corp.(1)	4,354	171,635
Pool Corp.	119	14,951
		186,586
Diversified Consumer Services — 0.1%
AA plc	6,259	12,788
Bright Horizons Family Solutions, Inc.(1)	666	59,241
Chegg, Inc.(1)	2,558	38,907
Grand Canyon Education, Inc.(1)	1,266	120,220
H&R Block, Inc.	11,328	296,567
		527,723
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	1,869	360,736
Challenger Ltd.	1,640	17,522
Compass Diversified Holdings	4,742	80,140
Industrivarden AB, C Shares	2,882	70,327
Kinnevik AB, B Shares	2,332	74,819
L E Lundbergforetagen AB, B Shares	658	48,302
Leucadia National Corp.	11,568	304,354
ORIX Corp.	5,800	100,061
Standard Life Aberdeen plc	16,874	98,266
		1,154,527
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	2,675	97,316
CenturyLink, Inc.	8,255	120,440
Deutsche Telekom AG	2,952	52,749
Masmovil Ibercom SA(1)	331	30,360
Nippon Telegraph & Telephone Corp.	4,300	225,492
Orange SA	6,221	107,226
PCCW Ltd.	104,000	61,861
Swisscom AG	360	189,994
TDC A/S	3,011	18,346
Telefonica Deutschland Holding AG	3,916	18,626
Telefonica SA	21,415	219,508
Telstra Corp. Ltd.	18,885	49,119
Verizon Communications, Inc.	18,382	935,460
		2,126,497
Electric Utilities — 0.6%
Edison International	9,596	779,867
EDP - Energias de Portugal SA	32,988	115,658
Enel SpA	7,185	46,679
Eversource Energy	2,184	141,632
FirstEnergy Corp.	11,996	409,544
PG&E Corp.	8,718	472,864
17

	Shares/ Principal Amount	Value
Pinnacle West Capital Corp.	2,575	$236,411
Portland General Electric Co.	1,924	95,507
PPL Corp.	5,600	205,352
Tata Power Co. Ltd. (The)	27,455	40,479
Westar Energy, Inc.	861	49,258
Xcel Energy, Inc.	15,218	785,401
		3,378,652
Electrical Equipment — 0.5%
ABB Ltd.	10,370	265,436
AMETEK, Inc.	1,978	143,781
AZZ, Inc.	763	36,700
Eaton Corp. plc	12,692	987,184
Emerson Electric Co.	9,467	613,651
Hubbell, Inc.	3,507	441,146
Melrose Industries plc	10,296	27,708
Sensata Technologies Holding NV(1)	1,208	60,340
Thermon Group Holdings, Inc.(1)	669	15,561
		2,591,507
Electronic Equipment, Instruments and Components — 0.7%
Anritsu Corp.	2,700	25,828
Belden, Inc.	339	28,710
CDW Corp.	2,921	204,499
Coherent, Inc.(1)	55	16,058
Dolby Laboratories, Inc., Class A	4,116	255,933
Flextronics International Ltd.(1)	10,328	186,627
FLIR Systems, Inc.	964	44,903
Hexagon AB, B Shares	7,380	362,721
Jabil, Inc.	3,069	88,541
Keyence Corp.	700	407,981
Keysight Technologies, Inc.(1)	8,359	363,617
National Instruments Corp.	4,472	196,544
Nippon Electric Glass Co. Ltd.	1,800	70,162
Omron Corp.	700	41,450
OSI Systems, Inc.(1)	372	32,238
SYNNEX Corp.	146	19,885
TE Connectivity Ltd.	7,870	743,243
Tech Data Corp.(1)	432	41,774
Topcon Corp.	1,454	32,375
Trimble, Inc.(1)	3,733	156,749
TTM Technologies, Inc.(1)	2,510	40,988
Venture Corp. Ltd.	4,100	64,022
VeriFone Systems, Inc.(1)	1,921	33,310
Zebra Technologies Corp., Class A(1)	34	3,751
		3,461,909
Energy Equipment and Services — 0.6%
Baker Hughes a GE Co.	22,519	669,490
Borr Drilling Ltd.(1)	7,975	35,568

18

	Shares/ Principal Amount	Value
Dril-Quip, Inc.(1)	622	$29,825
Halliburton Co.	15,685	655,319
Helix Energy Solutions Group, Inc.(1)	972	6,464
Helmerich & Payne, Inc.	3,446	201,867
Keane Group, Inc.(1)	481	7,196
Mammoth Energy Services, Inc.(1)	356	6,710
National Oilwell Varco, Inc.	11,225	376,599
Schlumberger Ltd.	19,320	1,214,262
Trican Well Service Ltd.(1)	17,696	64,192
		3,267,492
Equity Real Estate Investment Trusts (REITs) — 2.3%
Agree Realty Corp.	629	31,098
Alexandria Real Estate Equities, Inc.	2,254	286,393
Allied Properties Real Estate Investment Trust	3,507	112,755
American Tower Corp.	1,935	278,505
Apple Hospitality REIT, Inc.	337	6,565
Armada Hoffler Properties, Inc.	1,260	19,467
Ascendas Real Estate Investment Trust	26,300	51,548
Boston Properties, Inc.	3,084	386,672
Camden Property Trust	3,252	296,843
Canadian Apartment Properties REIT	1,072	30,735
CapitaLand Commercial Trust	45,900	64,503
CareTrust REIT, Inc.	1,078	19,641
Chatham Lodging Trust	176	3,993
Community Healthcare Trust, Inc.	859	23,416
Crown Castle International Corp.	1,800	203,400
CubeSmart	4,876	139,161
CyrusOne, Inc.	2,215	134,583
Daiwa House REIT Investment Corp.	53	126,929
Dexus	21,905	172,381
DiamondRock Hospitality Co.	847	9,478
Douglas Emmett, Inc.	1,882	75,863
Empire State Realty Trust, Inc., Class A	9,257	187,917
EPR Properties	173	11,733
Equinix, Inc.	652	302,848
Equity Residential	6,337	423,438
Extra Space Storage, Inc.	2,334	199,230
First Industrial Realty Trust, Inc.	602	19,595
Four Corners Property Trust, Inc.	242	6,316
Gaming and Leisure Properties, Inc.	1,231	44,710
Gecina SA	1,779	296,463
GGP, Inc.	3,908	91,838
Goodman Group	26,687	176,503
GPT Group (The)	25,008	102,678
Healthcare Trust of America, Inc., Class A	7,348	224,775
Host Hotels & Resorts, Inc.	2,641	52,265
Hulic Reit, Inc.	64	94,236

19

	Shares/ Principal Amount	Value
Inmobiliaria Colonial Socimi SA	4,543	$42,960
Invitation Homes, Inc.	11,158	262,771
Kite Realty Group Trust	3,105	59,709
Lexington Realty Trust	1,388	14,519
Link REIT	25,500	227,570
Macerich Co. (The)	843	54,584
MedEquities Realty Trust, Inc.	3,017	33,821
Medical Properties Trust, Inc.	1,784	24,423
MGM Growth Properties LLC, Class A	9,212	269,727
Mid-America Apartment Communities, Inc.	1,367	140,036
Nippon Prologis REIT, Inc.	56	120,032
Orix JREIT, Inc.	19	26,619
Paramount Group, Inc.	8,603	139,111
Piedmont Office Realty Trust, Inc., Class A	14,365	286,438
Potlatch Corp.	4,476	230,962
Prologis, Inc.	7,987	528,979
PS Business Parks, Inc.	174	23,065
QTS Realty Trust, Inc., Class A	673	37,459
Rayonier, Inc.	3,963	125,033
Regency Centers Corp.	3,081	208,923
RLJ Lodging Trust	669	14,504
Sabra Health Care REIT, Inc.	1,163	22,376
Safestore Holdings plc	20,203	127,224
SBA Communications Corp.(1)	5,264	893,564
Scentre Group	27,425	88,212
Segro plc	41,186	305,393
Simon Property Group, Inc.	2,227	360,217
Spirit Realty Capital, Inc.	9,758	83,333
STORE Capital Corp.	6,262	161,685
Summit Hotel Properties, Inc.	1,041	15,730
Sun Communities, Inc.	2,483	231,068
Sunstone Hotel Investors, Inc.	231	3,860
Taubman Centers, Inc.	368	21,598
UDR, Inc.	4,880	191,930
Unibail-Rodamco SE	849	217,321
UNITE Group plc (The)	12,247	118,905
Urstadt Biddle Properties, Inc., Class A	750	17,790
Vornado Realty Trust	2,227	172,860
Welltower, Inc.	3,068	206,967
Westfield Corp.	7,119	45,320
Weyerhaeuser Co.	18,880	667,974
WP Carey, Inc.	4,558	324,438
		11,857,484
Food and Staples Retailing — 0.7%
Casino Guichard Perrachon SA	977	59,472
Costco Wholesale Corp.	2,000	368,860
CVS Health Corp.	12,533	960,028

20

	Shares/ Principal Amount	Value
Distribuidora Internacional de Alimentacion SA	8,909	$41,961
Jeronimo Martins SGPS SA	8,790	172,546
Lawson, Inc.	1,000	68,953
METRO AG(1)	3,870	75,557
Sysco Corp.	12,168	702,458
United Natural Foods, Inc.(1)	2,086	100,170
Wal-Mart Stores, Inc.	9,805	953,340
Walgreens Boots Alliance, Inc.	2,371	172,514
Wesfarmers Ltd.	1,592	53,125
		3,728,984
Food Products — 1.2%
a2 Milk Co. Ltd.(1)	7,120	41,339
Associated British Foods plc	7,830	310,893
Campbell Soup Co.	2,885	142,231
Conagra Brands, Inc.	34,521	1,288,669
Danone SA	5,100	430,553
General Mills, Inc.	13,194	746,253
Hershey Co. (The)	1,482	164,398
Hormel Foods Corp.	6,040	220,158
J.M. Smucker Co. (The)	2,092	244,074
John B Sanfilippo & Son, Inc.	301	18,186
Kellogg Co.	5,804	383,993
Kerry Group plc, A Shares	2,890	302,817
Lamb Weston Holdings, Inc.	1,690	91,885
Mondelez International, Inc., Class A	26,192	1,124,685
Nestle SA	1,804	154,453
Orkla ASA	30,263	303,557
Premium Brands Holdings Corp.	720	59,446
TreeHouse Foods, Inc.(1)	1,157	53,245
WH Group Ltd.	24,000	25,553
		6,106,388
Gas Utilities — 0.1%
Atmos Energy Corp.	2,288	211,160
Spire, Inc.	3,010	247,572
		458,732
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	6,890	388,389
ABIOMED, Inc.(1)	609	118,658
Align Technology, Inc.(1)	927	241,836
Analogic Corp.	39	3,229
Atrion Corp.	4	2,698
Baxter International, Inc.	2,850	186,761
BioMerieux	330	27,533
Boston Scientific Corp.(1)	6,300	165,564
Cooper Cos., Inc. (The)	1,874	451,971
Edwards Lifesciences Corp.(1)	4,431	519,313
Essilor International Cie Generale d'Optique SA	834	107,304

21

	Shares/ Principal Amount	Value
Globus Medical, Inc., Class A(1)	1,490	$56,635
Hill-Rom Holdings, Inc.	2,364	199,876
IDEXX Laboratories, Inc.(1)	847	132,479
Intuitive Surgical, Inc.(1)	2,238	894,708
Koninklijke Philips NV	1,581	61,444
LivaNova plc(1)	1,428	124,493
Masimo Corp.(1)	2,246	199,535
Medtronic plc	10,140	832,798
Merit Medical Systems, Inc.(1)	528	22,942
Nevro Corp.(1)	433	32,397
NuVasive, Inc.(1)	286	16,499
Penumbra, Inc.(1)	829	87,294
STERIS plc	2,252	202,590
Sysmex Corp.	4,000	304,538
Teleflex, Inc.	1,575	418,194
Varex Imaging Corp.(1)	992	36,773
Varian Medical Systems, Inc.(1)	985	110,074
West Pharmaceutical Services, Inc.	1,536	153,493
Zimmer Biomet Holdings, Inc.	15,176	1,777,110
		7,877,128
Health Care Providers and Services — 1.1%
Acadia Healthcare Co., Inc.(1)	567	18,048
Amedisys, Inc.(1)	3,626	195,804
AMN Healthcare Services, Inc.(1)	878	44,076
Cardinal Health, Inc.	6,584	389,707
Cigna Corp.	2,894	612,747
CVS Group plc	2,760	37,729
Express Scripts Holding Co.(1)	4,051	264,044
Fresenius Medical Care AG & Co. KGaA	2,630	261,377
HCA Healthcare, Inc.(1)	8,636	734,060
HealthEquity, Inc.(1)	586	30,396
Humana, Inc.	712	185,732
LifePoint Health, Inc.(1)	6,912	330,393
McKesson Corp.	3,370	497,884
Miraca Holdings, Inc.	2,600	113,475
Owens & Minor, Inc.	427	8,173
Providence Service Corp. (The)(1)	400	24,216
Quest Diagnostics, Inc.	3,367	331,515
Teladoc, Inc.(1)	906	33,613
Tivity Health, Inc.(1)	2,706	99,581
UnitedHealth Group, Inc.	4,527	1,032,925
WellCare Health Plans, Inc.(1)	1,396	297,334
		5,542,829
Health Care Technology — 0.1%
Cerner Corp.(1)	2,678	189,308
Cotiviti Holdings, Inc.(1)	1,686	55,098

22

	Shares/ Principal Amount	Value
Veeva Systems, Inc., Class A(1)	418	$25,168
		269,574
Hotels, Restaurants and Leisure — 0.9%
Accor SA	4,570	229,308
Carnival Corp.	3,579	234,926
Carnival plc	4,260	275,916
Cedar Fair LP	445	30,202
China Lodging Group Ltd. ADR	274	29,238
Chipotle Mexican Grill, Inc.(1)	753	229,206
Choice Hotels International, Inc.	216	16,956
Churchill Downs, Inc.	186	43,710
Compass Group plc	11,524	233,854
Corporate Travel Management Ltd.	1,890	29,174
Darden Restaurants, Inc.	3,294	277,750
Domino's Pizza, Inc.	308	57,337
Hilton Grand Vacations, Inc.(1)	1,365	54,559
Hilton Worldwide Holdings, Inc.	2,631	204,060
Las Vegas Sands Corp.	12,245	848,456
Marriott International, Inc., Class A	1,658	210,566
McDonald's Corp.	72	12,382
Melco Resorts & Entertainment Ltd. ADR	3,280	85,641
MGM Resorts International	3,908	133,341
NH Hotel Group SA	4,000	29,431
Papa John's International, Inc.	1,150	67,229
Planet Fitness, Inc., Class A(1)	1,690	54,705
Red Robin Gourmet Burgers, Inc.(1)	674	35,318
Royal Caribbean Cruises Ltd.	6,619	819,962
Ruth's Hospitality Group, Inc.	521	11,175
Texas Roadhouse, Inc.	651	33,247
Thomas Cook Group plc	5,674	9,101
TKP Corp.(1)	1,200	25,429
Vail Resorts, Inc.	698	157,162
		4,479,341
Household Durables — 0.3%
Cairn Homes plc(1)	31,498	66,741
Electrolux AB, Series B	3,715	123,557
Garmin Ltd.	1,462	90,761
Haseko Corp.	6,800	105,661
Helen of Troy Ltd.(1)	680	60,792
Installed Building Products, Inc.(1)	507	39,064
LG Electronics, Inc.	817	67,896
Mohawk Industries, Inc.(1)	771	217,892
Newell Brands, Inc.	4,411	136,609
PulteGroup, Inc.	7,966	271,880
SEB SA	304	56,038
Sony Corp.	8,200	381,704
		1,618,595

23

	Shares/ Principal Amount	Value
Household Products — 0.4%
Central Garden & Pet Co., Class A(1)	887	$34,212
Church & Dwight Co., Inc.	4,985	234,744
Energizer Holdings, Inc.	1,263	58,009
Kimberly-Clark Corp.	4,351	521,076
Procter & Gamble Co. (The)	13,051	1,174,459
		2,022,500
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	27,702	293,087
Industrial Conglomerates — 0.5%
3M Co.	2,951	717,506
Carlisle Cos., Inc.	3,584	412,053
DCC plc	426	41,259
General Electric Co.	26,380	482,490
Honeywell International, Inc.	4,847	755,938
Rheinmetall AG	996	126,738
Siemens AG	885	120,351
		2,656,335
Insurance — 1.4%
Aflac, Inc.	5,974	523,561
AIA Group Ltd.	74,000	603,168
Allianz SE	1,773	418,142
Allstate Corp. (The)	5,417	556,109
AMERISAFE, Inc.	681	44,708
Arthur J. Gallagher & Co.	3,275	215,593
Assicurazioni Generali SpA	6,391	117,070
Aviva plc	51,705	357,543
Brown & Brown, Inc.	2,837	145,396
Chubb Ltd.	7,116	1,082,415
CNP Assurances	6,477	145,979
Hannover Rueck SE	902	118,577
Hanover Insurance Group, Inc. (The)	1,338	143,969
Hiscox Ltd.	14,564	272,998
Infinity Property & Casualty Corp.	130	14,014
Insurance Australia Group Ltd.	4,909	26,779
James River Group Holdings Ltd.	781	31,615
Kinsale Capital Group, Inc.	1,405	62,649
Legal & General Group plc	8,676	31,363
Loews Corp.	1,304	65,565
Mapfre SA	33,917	114,175
MetLife, Inc.	3,780	202,910
MS&AD Insurance Group Holdings, Inc.	1,400	45,671
Muenchener Rueckversicherungs-Gesellschaft AG	519	115,530
Principal Financial Group, Inc.	431	30,511
ProAssurance Corp.	2,246	138,915
Reinsurance Group of America, Inc.	1,503	243,561
RLI Corp.	952	56,863

24

	Shares/ Principal Amount	Value
SCOR SE	663	$27,058
Sompo Holdings, Inc.	700	28,263
Sony Financial Holdings, Inc.	1,300	22,046
Stewart Information Services Corp.	550	22,182
Swiss Life Holding AG	134	44,962
Swiss Re AG	4,226	396,429
Torchmark Corp.	1,171	104,043
Travelers Cos., Inc. (The)	634	85,951
Trupanion, Inc.(1)	854	25,432
Unum Group	2,405	136,171
Validus Holdings Ltd.	1,386	68,163
Zurich Insurance Group AG	844	254,914
		7,140,963
Internet and Direct Marketing Retail — 1.1%
Amazon.com, Inc.(1)	2,830	3,330,202
ASOS plc(1)	3,820	313,269
Expedia, Inc.	3,829	469,052
Priceline Group, Inc. (The)(1)	363	631,515
Rakuten, Inc.	16,200	166,562
Start Today Co. Ltd.	10,900	335,908
Wayfair, Inc., Class A(1)	1,209	84,618
Zalando SE(1)	6,908	353,705
		5,684,831
Internet Software and Services — 1.6%
2U, Inc.(1)	776	49,741
Alarm.com Holdings, Inc.(1)	438	17,954
Alphabet, Inc., Class A(1)	4,170	4,320,829
eBay, Inc.(1)	2,828	98,047
Facebook, Inc., Class A(1)	17,480	3,097,106
Five9, Inc.(1)	1,464	35,883
GrubHub, Inc.(1)	294	19,863
j2 Global, Inc.	238	17,959
Just Eat plc(1)	23,306	252,004
LogMeIn, Inc.	4,290	510,510
Mimecast Ltd.(1)	1,144	34,778
Q2 Holdings, Inc.(1)	573	23,980
Shopify, Inc., Class A(1)	139	14,431
SPS Commerce, Inc.(1)	63	3,179
Tencent Holdings Ltd.	600	30,971
VeriSign, Inc.(1)	839	96,569
		8,623,804
IT Services — 1.1%
Alliance Data Systems Corp.	96	22,970
Amadeus IT Group SA	4,810	347,283
Booz Allen Hamilton Holding Corp.	5,103	197,435
Cognizant Technology Solutions Corp., Class A	34	2,458
CSG Systems International, Inc.	871	39,970

25

	Shares/ Principal Amount	Value
CSRA, Inc.	1,977	$57,195
DXC Technology Co.	7,200	692,208
Euronet Worldwide, Inc.(1)	307	28,044
EVERTEC, Inc.	4,340	60,326
Fidelity National Information Services, Inc.	3,111	293,461
First Data Corp., Class A(1)	8,520	140,154
Fiserv, Inc.(1)	2,156	283,406
Global Payments, Inc.	1,679	168,840
International Business Machines Corp.	4,849	746,601
InterXion Holding NV(1)	2,400	138,552
Keywords Studios plc	2,803	55,766
MasterCard, Inc., Class A	101	15,197
PayPal Holdings, Inc.(1)	8,264	625,833
Presidio, Inc.(1)	2,062	31,837
Science Applications International Corp.	157	11,649
Solutions 30 SE(1)	1,612	50,822
Teradata Corp.(1)	2,056	78,149
Total System Services, Inc.	6,301	468,542
Travelport Worldwide Ltd.	4,126	55,247
Vantiv, Inc., Class A(1)	3,675	275,625
Visa, Inc., Class A	7,717	868,857
Worldline SA(1)	780	38,422
		5,794,849
Leisure Products — 0.1%
BRP, Inc.	1,120	40,949
Malibu Boats, Inc., Class A(1)	1,410	44,077
Mattel, Inc.	5,270	96,177
MCBC Holdings, Inc.(1)	451	10,644
Sega Sammy Holdings, Inc.	5,500	66,610
Trigano SA	510	80,685
		339,142
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	3,601	249,333
Bio-Techne Corp.	1,078	145,261
Eurofins Scientific SE	85	51,476
Illumina, Inc.(1)	1,632	375,409
Lonza Group AG	2,394	625,446
PerkinElmer, Inc.	3,834	282,489
PRA Health Sciences, Inc.(1)	489	40,279
Thermo Fisher Scientific, Inc.	1,316	253,672
Waters Corp.(1)	1,923	379,158
		2,402,523
Machinery — 1.4%
Alamo Group, Inc.	40	4,718
Allison Transmission Holdings, Inc.	1,413	57,989
Caterpillar, Inc.	5,734	809,354
Cummins, Inc.	4,398	736,225

26

	Shares/ Principal Amount	Value
Daifuku Co. Ltd.	500	$27,335
Deere & Co.	232	34,767
Donaldson Co., Inc.	1,161	57,934
EnPro Industries, Inc.	532	45,949
FANUC Corp.	900	225,209
Fuji Machine Manufacturing Co. Ltd.	2,000	39,115
Gardner Denver Holdings, Inc.(1)	193	6,255
Gima TT SpA(1)	1,447	29,021
Global Brass & Copper Holdings, Inc.	1,533	53,042
Graco, Inc.	56	7,369
Graham Corp.	1,128	22,380
Hitachi Construction Machinery Co. Ltd.	3,300	109,772
Hyster-Yale Materials Handling, Inc.	44	3,733
Illinois Tool Works, Inc.	40	6,770
Industria Macchine Automatiche SpA	300	25,339
Ingersoll-Rand plc	5,830	510,825
ITT, Inc.	852	46,178
John Bean Technologies Corp.	1,680	201,180
Kadant, Inc.	329	33,657
Kennametal, Inc.	4,881	227,552
KION Group AG	377	30,693
Komatsu Ltd.	11,400	355,363
Konecranes Oyj	1,154	51,249
Lydall, Inc.(1)	145	7,982
Makita Corp.	4,600	191,226
Middleby Corp. (The)(1)	1,951	248,791
Oshkosh Corp.	4,358	392,394
PACCAR, Inc.	1,769	124,414
Parker-Hannifin Corp.	4,137	775,646
Rexnord Corp.(1)	234	5,831
Sandvik AB	20,010	343,720
Snap-on, Inc.	672	113,857
Terex Corp.	580	27,121
THK Co. Ltd.	2,000	74,627
Toro Co. (The)	6,409	418,187
Tsubaki Nakashima Co. Ltd.	2,600	58,116
Valmet Oyj	2,927	53,843
WABCO Holdings, Inc.(1)	1,916	286,346
Weir Group plc (The)	10,610	280,082
Yangzijiang Shipbuilding Holdings Ltd.	30,800	35,867
		7,197,023
Marine — 0.1%
AP Moller - Maersk A/S, B Shares	160	287,046
Media — 0.2%
AMC Networks, Inc., Class A(1)	56	2,886
Comcast Corp., Class A	4,507	169,193
CyberAgent, Inc.	4,000	137,976

27

	Shares/ Principal Amount	Value
Daiichikosho Co., Ltd.	700	$33,572
DISH Network Corp., Class A(1)	1,219	61,742
Emerald Expositions Events, Inc.	448	10,013
Entravision Communications Corp., Class A	11,819	83,324
Eutelsat Communications SA	2,648	59,991
John Wiley & Sons, Inc., Class A	167	9,878
Liberty Media Corp-Liberty Formula One, Class C(1)	2,112	76,877
Metropole Television SA	1,221	32,121
ProSiebenSat.1 Media SE	2,514	79,982
RTL Group SA	798	63,669
Sirius XM Holdings, Inc.	22,610	124,355
Time Warner, Inc.	3,676	336,391
Townsquare Media, Inc., Class A(1)	661	5,248
Vector, Inc.	3,700	52,200
Walt Disney Co. (The)	103	10,797
		1,350,215
Metals and Mining — 0.2%
Acacia Mining plc	6,480	15,112
Alrosa PJSC	10,332	13,569
AMG Advanced Metallurgical Group NV	570	25,398
Anglo American plc	3,854	70,906
ArcelorMittal(1)	2,560	77,505
BHP Billiton plc	9,352	170,055
Centamin plc	6,425	11,961
Evraz plc	9,981	38,682
Fortescue Metals Group Ltd.	23,001	80,488
Kirkland Lake Gold Ltd.	4,210	60,663
Lundin Mining Corp.	5,260	30,660
Regis Resources Ltd.	6,274	18,637
Rio Tinto Ltd.	5,000	269,874
Rio Tinto plc	6,564	311,128
Salzgitter AG	460	23,704
		1,218,342
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	901	16,173
Starwood Property Trust, Inc.	3,692	80,043
Two Harbors Investment Corp.	1,337	21,392
		117,608
Multi-Utilities — 0.2%
Ameren Corp.	2,985	190,920
Centrica plc	69,964	136,351
E.ON SE	16,995	196,612
Engie SA	5,967	104,448
NorthWestern Corp.	4,777	306,970
Veolia Environnement SA	5,778	146,182
		1,081,483

28

	Shares/ Principal Amount	Value
Multiline Retail — 0.5%
B&M European Value Retail SA	75,286	$389,027
Dollar General Corp.	1,603	141,192
Dollar Tree, Inc.(1)	6,265	643,791
Don Quijote Holdings Co. Ltd.	1,100	53,001
Marks & Spencer Group plc	9,765	41,373
Ryohin Keikaku Co. Ltd.	700	219,036
Seria Co. Ltd.	600	37,997
Target Corp.	14,760	884,124
		2,409,541
Oil, Gas and Consumable Fuels — 2.1%
Anadarko Petroleum Corp.	13,344	641,713
Ardmore Shipping Corp.(1)	2,348	18,667
BP plc	27,557	182,423
Callon Petroleum Co.(1)	3,159	34,875
Chevron Corp.	6,098	725,601
Cimarex Energy Co.	981	113,904
Concho Resources, Inc.(1)	2,413	337,482
Contango Oil & Gas Co.(1)	964	2,352
Devon Energy Corp.	7,014	270,249
EQT Corp.	6,477	386,029
Extraction Oil & Gas, Inc.(1)	1,066	16,054
Exxon Mobil Corp.	16,541	1,377,700
Galp Energia SGPS SA	4,124	77,884
GS Holdings Corp.	765	42,954
HollyFrontier Corp.	5,678	252,557
Imperial Oil Ltd.	35,001	1,079,750
Lundin Petroleum AB(1)	9,250	212,999
Marathon Petroleum Corp.	3,821	239,309
Noble Energy, Inc.	14,172	372,724
Occidental Petroleum Corp.	15,453	1,089,436
OMV AG	2,516	156,577
Repsol SA	8,426	154,731
Royal Dutch Shell plc, A Shares	11,945	382,279
Royal Dutch Shell plc, B Shares	20,109	652,038
Royal Dutch Shell plc, Class B ADR	3,650	240,681
RSP Permian, Inc.(1)	1,073	39,411
Scorpio Tankers, Inc.	4,538	14,068
SK Innovation Co. Ltd.	478	91,425
Spectra Energy Partners LP	4,241	173,542
TOTAL SA	12,272	692,877
TOTAL SA ADR	13,900	786,045
Whitehaven Coal Ltd.	5,804	17,076
WildHorse Resource Development Corp.(1)	842	13,893
Woodside Petroleum Ltd.	1,836	43,483
		10,932,788

29

	Shares/ Principal Amount	Value
Paper and Forest Products — 0.1%
KapStone Paper and Packaging Corp.	1,756	$39,036
Louisiana-Pacific Corp.(1)	5,728	158,150
UPM-Kymmene Oyj	3,708	111,389
		308,575
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	810	46,972
Estee Lauder Cos., Inc. (The), Class A	1,632	203,723
Inter Parfums, Inc.	280	12,404
Kose Corp.	3,000	461,990
Medifast, Inc.	946	64,829
Pola Orbis Holdings, Inc.	7,500	274,619
Unilever NV CVA	14,200	818,421
		1,882,958
Pharmaceuticals — 1.6%
Aerie Pharmaceuticals, Inc.(1)	177	11,372
Allergan plc	2,563	445,526
AstraZeneca plc	1,066	68,945
Bristol-Myers Squibb Co.	2,527	159,681
Catalent, Inc.(1)	1,465	58,292
Dermira, Inc.(1)	325	8,320
Eli Lilly & Co.	4,381	370,808
GlaxoSmithKline plc	19,721	341,227
Horizon Pharma plc(1)	600	8,628
Jazz Pharmaceuticals plc(1)	905	126,465
Johnson & Johnson	9,707	1,352,476
Medicines Co. (The)(1)	392	11,368
Merck & Co., Inc.	22,922	1,266,899
Nippon Shinyaku Co. Ltd.	800	57,361
Novartis AG	3,985	340,968
Optinose, Inc.(1)	952	18,174
Pacira Pharmaceuticals, Inc.(1)	306	14,137
Pfizer, Inc.	51,630	1,872,104
Roche Holding AG	4,439	1,120,145
Sanofi	1,359	124,069
Zoetis, Inc.	5,920	427,957
		8,204,922
Professional Services — 0.3%
ALS Ltd.	8,310	42,642
Capita plc	1,866	11,787
Huron Consulting Group, Inc.(1)	870	35,583
IHS Markit Ltd.(1)	3,329	148,540
Intertek Group plc	4,140	292,984
Outsourcing, Inc.	4,500	79,256
Persol Holdings Co. Ltd.	800	18,773
Recruit Holdings Co. Ltd.	11,400	267,591
RELX plc	12,600	292,938

30

	Shares/ Principal Amount	Value
Teleperformance	562	$83,252
TrueBlue, Inc.(1)	244	6,942
Verisk Analytics, Inc.(1)	3,081	297,070
		1,577,358
Real Estate Management and Development — 0.7%
Aroundtown SA	16,457	124,063
Ayala Land, Inc.	117,800	100,803
Bumi Serpong Damai Tbk PT	98,500	12,049
Central Pattana PCL	30,800	75,945
China Evergrande Group(1)	15,000	50,201
China Vanke Co. Ltd., H Shares	27,300	99,960
CIFI Holdings Group Co. Ltd.	52,000	28,888
City Developments Ltd.	10,000	90,332
CK Asset Holdings Ltd.	24,000	203,201
Country Garden Holdings Co.	100,000	158,736
Daito Trust Construction Co. Ltd.	1,000	183,149
Daiwa House Industry Co. Ltd.	1,400	51,434
Deutsche Wohnen SE	9,117	403,135
Fabege AB	6,510	135,430
FirstService Corp.	383	26,085
Grand City Properties SA	521	11,911
Guangzhou R&F Properties Co. Ltd., H Shares	17,600	38,117
Henderson Land Development Co. Ltd.	5,000	32,814
Iguatemi Empresa de Shopping Centers SA	6,000	70,329
Investors Cloud Co. Ltd.	700	41,543
Jones Lang LaSalle, Inc.	445	67,858
Kerry Properties Ltd.	11,000	48,922
KWG Property Holding Ltd.	20,500	21,840
Leopalace21 Corp.	12,800	102,532
Longfor Properties Co. Ltd.	31,000	73,529
Megaworld Corp.	402,100	42,843
Mitsui Fudosan Co. Ltd.	11,100	251,897
New World Development Co. Ltd.	44,000	64,096
Nexity SA	1,183	72,462
RE/MAX Holdings, Inc., Class A	350	18,672
Realogy Holdings Corp.	4,491	125,344
Relo Group, Inc.	2,100	56,058
Sumitomo Realty & Development Co. Ltd.	7,000	231,267
Sun Hung Kai Properties Ltd.	11,000	180,564
Sunac China Holdings Ltd.	6,000	27,925
Tricon Capital Group, Inc.	2,924	25,565
UOL Group Ltd.	16,400	108,219
VGP NV	536	36,616
Vonovia SE	423	19,910
Wharf Real Estate Investment Co. Ltd.(1)	8,000	48,347
Wheelock & Co. Ltd.	9,000	61,963
		3,624,554

31

	Shares/ Principal Amount	Value
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	515	$90,218
DSV A/S	6,972	537,013
Firstgroup plc(1)	5,829	8,582
Heartland Express, Inc.	12,937	295,481
Norfolk Southern Corp.	741	102,725
Saia, Inc.(1)	548	36,058
Union Pacific Corp.	7,224	913,836
		1,983,913
Semiconductors and Semiconductor Equipment — 1.9%
Advanced Micro Devices, Inc.(1)	10,867	118,342
ams AG	620	60,346
Analog Devices, Inc.	1,748	150,520
Applied Materials, Inc.	29,397	1,551,280
ASM Pacific Technology Ltd.	2,300	33,399
ASML Holding NV	5,201	914,459
Broadcom Ltd.	4,478	1,244,615
Cavium, Inc.(1)	346	29,576
Cypress Semiconductor Corp.	1,587	25,408
Formfactor, Inc.(1)	1,510	24,764
Infineon Technologies AG	7,310	201,917
Inphi Corp.(1)	507	20,822
Intel Corp.	27,160	1,217,854
KLA-Tencor Corp.	2,232	228,200
Kulicke & Soffa Industries, Inc.(1)	1,229	30,516
Lam Research Corp.	5,270	1,013,579
Maxim Integrated Products, Inc.	14,152	740,574
Megachips Corp.	2,400	73,152
Microsemi Corp.(1)	634	33,507
MKS Instruments, Inc.	180	16,974
Monolithic Power Systems, Inc.	523	61,897
NVIDIA Corp.	88	17,662
Power Integrations, Inc.	429	33,677
QUALCOMM, Inc.	4,970	329,710
Rohm Co. Ltd.	2,300	237,170
SK Hynix, Inc.	752	53,590
Skyworks Solutions, Inc.	442	46,295
SOITEC(1)	614	47,008
Sumco Corp.	2,700	68,306
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,206	47,758
Teradyne, Inc.	7,094	287,094
Texas Instruments, Inc.	6,953	676,457
Tokyo Electron Ltd.	300	55,894
Xilinx, Inc.	2,849	198,034
		9,890,356
Software — 2.0%
Activision Blizzard, Inc.	11,261	702,686

32

	Shares/ Principal Amount	Value
Adobe Systems, Inc.(1)	3,356	$609,013
Autodesk, Inc.(1)	1,845	202,397
BroadSoft, Inc.(1)	912	50,160
Cadence Design Systems, Inc.(1)	263	11,548
Callidus Software, Inc.(1)	1,939	56,764
Electronic Arts, Inc.(1)	5,480	582,798
Guidewire Software, Inc.(1)	2,671	198,696
Intuit, Inc.	2,597	408,300
Microsoft Corp.	29,859	2,513,232
Nintendo Co. Ltd.	800	324,799
Oracle Corp. (New York)	28,352	1,390,949
Paycom Software, Inc.(1)	659	54,038
RealPage, Inc.(1)	1,085	49,205
Red Hat, Inc.(1)	2,900	367,604
RingCentral, Inc., Class A(1)	1,320	62,238
salesforce.com, Inc.(1)	3,802	396,625
SAP SE	3,190	359,367
ServiceNow, Inc.(1)	1,744	214,512
Splunk, Inc.(1)	5,042	403,814
Symantec Corp.	5,835	169,040
Synopsys, Inc.(1)	1,306	118,036
Temenos Group AG	3,190	394,075
Trend Micro, Inc.	500	28,359
Tyler Technologies, Inc.(1)	1,395	255,173
Ubisoft Entertainment SA(1)	720	55,239
VMware, Inc., Class A(1)	1,915	230,011
Zynga, Inc., Class A(1)	36,937	151,442
		10,360,120
Specialty Retail — 0.7%
Advance Auto Parts, Inc.	6,662	672,862
American Eagle Outfitters, Inc.	1,271	20,438
At Home Group, Inc.(1)	1,126	31,112
Best Buy Co., Inc.	6,659	396,943
Burlington Stores, Inc.(1)	2,108	224,228
Camping World Holdings, Inc., Class A	896	41,539
CECONOMY AG	940	12,322
Floor & Decor Holdings, Inc., Class A(1)	526	21,350
Home Depot, Inc. (The)	412	74,086
Industria de Diseno Textil SA	1,970	69,818
L Brands, Inc.	2,090	117,186
Lowe's Cos., Inc.	7,098	591,760
Maisons du Monde SA	1,624	67,111
MarineMax, Inc.(1)	1,572	33,562
Monro, Inc.	487	24,569
National Vision Holdings, Inc.(1)	746	24,312
Nitori Holdings Co. Ltd.	1,200	196,379
O'Reilly Automotive, Inc.(1)	1,266	299,042

33

	Shares/ Principal Amount	Value
Penske Automotive Group, Inc.	751	$36,318
Ross Stores, Inc.	2,206	167,722
Sleep Country Canada Holdings, Inc.	1,800	45,525
Sleep Number Corp.(1)	627	22,064
TJX Cos., Inc. (The)	2,881	217,660
Tokyo Base Co. Ltd.(1)	1,200	49,401
		3,457,309
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc.	19,314	3,319,111
Asetek A/S	597	6,180
Brother Industries Ltd.	4,300	106,632
Canon, Inc.	2,700	103,224
Catcher Technology Co. Ltd.	5,000	54,375
Cray, Inc.(1)	1,645	37,424
Lite-On Technology Corp.	15,000	18,541
Logitech International SA	2,226	77,535
Neopost SA	225	7,494
Pegatron Corp.	11,000	25,286
Samsung Electronics Co. Ltd.	30	70,485
Western Digital Corp.	761	60,013
		3,886,300
Textiles, Apparel and Luxury Goods — 0.4%
adidas AG	2,290	477,523
Carter's, Inc.	274	29,680
Cie Financiere Richemont SA	3,520	302,972
Columbia Sportswear Co.	1,035	72,771
Culp, Inc.	62	1,990
Deckers Outdoor Corp.(1)	2,246	167,844
HUGO BOSS AG	497	40,888
Kering	1,100	488,297
Michael Kors Holdings Ltd.(1)	2,666	155,801
Ralph Lauren Corp.	1,692	160,994
Samsonite International SA	9,900	40,974
Steven Madden Ltd.(1)	398	17,014
Tapestry, Inc.	4,241	176,807
		2,133,555
Thrifts and Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	17,967	252,616
Essent Group Ltd.(1)	10,291	455,377
LendingTree, Inc.(1)	104	31,403
Meta Financial Group, Inc.	138	12,965
		752,361
Tobacco — 0.2%
Altria Group, Inc.	5,644	382,832
British American Tobacco plc	8,980	571,256
Imperial Brands plc	2,030	84,167
Japan Tobacco, Inc.	1,200	39,763

34

	Shares/ Principal Amount	Value
Philip Morris International, Inc.	2,513	$258,211
		1,336,229
Trading Companies and Distributors — 0.4%
Ashtead Group plc	13,063	335,782
BMC Stock Holdings, Inc.(1)	1,085	25,063
Bunzl plc	7,600	217,507
DXP Enterprises, Inc.(1)	1,295	36,001
Ferguson plc	4,970	358,822
Foundation Building Materials, Inc.(1)	2,425	36,884
GMS, Inc.(1)	384	14,327
MISUMI Group, Inc.	1,700	49,715
MonotaRO Co. Ltd.	8,900	254,326
MRC Global, Inc.(1)	1,885	29,613
MSC Industrial Direct Co., Inc., Class A	3,734	336,321
SiteOne Landscape Supply, Inc.(1)	824	61,619
Sumitomo Corp.	1,500	23,509
United Rentals, Inc.(1)	1,627	259,474
		2,038,963
Transportation Infrastructure†
Hamburger Hafen und Logistik AG	610	17,954
Water Utilities†
Beijing Enterprises Water Group Ltd.	48,000	37,590
Evoqua Water Technologies Corp.(1)	1,490	32,244
		69,834
Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(1)	1,239	30,603
Drillisch AG	725	55,342
KDDI Corp.	6,300	180,847
NTT DOCOMO, Inc.	6,300	163,407
T-Mobile US, Inc.(1)	6,685	408,253
Tele2 AB, B Shares	4,874	62,400
		900,852
TOTAL COMMON STOCKS (Cost $174,216,238)		231,736,978
U.S. TREASURY SECURITIES — 18.0%
U.S. Treasury Bonds, 3.50%, 2/15/39	$1,000,000	1,128,496
U.S. Treasury Bonds, 4.375%, 11/15/39	10,000	12,714
U.S. Treasury Bonds, 3.125%, 11/15/41	150,000	158,818
U.S. Treasury Bonds, 3.00%, 5/15/42	500,000	517,969
U.S. Treasury Bonds, 2.875%, 5/15/43	920,000	929,685
U.S. Treasury Bonds, 3.125%, 8/15/44	100,000	105,684
U.S. Treasury Bonds, 3.00%, 11/15/44	150,000	154,945
U.S. Treasury Bonds, 2.50%, 2/15/45(2)	2,850,000	2,666,977
U.S. Treasury Bonds, 3.00%, 5/15/45	500,000	516,191
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	877,127
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,029,586	2,299,282
35

	Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	$367,173	$425,616
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	7,110,045	7,080,975
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	2,476,830	2,465,809
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	4,527,000	4,669,147
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	3,384,550	3,361,777
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	2,956,797	3,008,061
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	1,014,900	1,005,611
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,629,585	2,617,710
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	4,063,340	4,017,390
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,287,829	3,299,034
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	1,375,153	1,393,465
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	9,355,230	9,195,794
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,168,280	4,103,042
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	2,862,200	2,844,714
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	4,258,875	4,289,610
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	4,736,574	4,581,401
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	204,354	200,683
U.S. Treasury Notes, 1.00%, 3/15/18	5,300,000	5,295,407
U.S. Treasury Notes, 2.625%, 4/30/18	37,000	37,187
U.S. Treasury Notes, 1.375%, 9/30/18	1,700,000	1,696,680
U.S. Treasury Notes, 1.625%, 7/31/19	350,000	349,173
U.S. Treasury Notes, 1.75%, 9/30/19	1,400,000	1,399,262
U.S. Treasury Notes, 1.50%, 11/30/19	1,090,000	1,083,741
U.S. Treasury Notes, 1.375%, 1/15/20	400,000	396,422
U.S. Treasury Notes, 1.50%, 5/15/20	2,400,000	2,379,750
U.S. Treasury Notes, 1.50%, 5/31/20	300,000	297,387
U.S. Treasury Notes, 1.375%, 9/15/20	1,500,000	1,479,873
U.S. Treasury Notes, 1.375%, 10/31/20	2,350,000	2,314,842
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	250,625
U.S. Treasury Notes, 1.375%, 5/31/21	100,000	97,904
U.S. Treasury Notes, 2.00%, 10/31/21	2,450,000	2,445,837
U.S. Treasury Notes, 1.875%, 1/31/22	1,300,000	1,289,082
U.S. Treasury Notes, 1.875%, 4/30/22	2,400,000	2,376,094
U.S. Treasury Notes, 2.00%, 11/30/22	400,000	397,281
U.S. Treasury Notes, 1.375%, 6/30/23	1,550,000	1,482,248
U.S. Treasury Notes, 2.00%, 11/15/26	300,000	290,109
U.S. Treasury Notes, 2.25%, 8/15/27	361,000	355,359
TOTAL U.S. TREASURY SECURITIES (Cost $93,829,686)		93,641,990
CORPORATE BONDS — 13.5%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	60,000	59,208
Bombardier, Inc., 7.50%, 3/15/25(3)	35,000	35,219
Lockheed Martin Corp., 4.25%, 11/15/19	120,000	124,923
Lockheed Martin Corp., 3.55%, 1/15/26	160,000	165,849
Rockwell Collins, Inc., 4.35%, 4/15/47	30,000	32,116
TransDigm, Inc., 6.00%, 7/15/22	40,000	41,350

36

		Shares/ Principal Amount	Value
United Technologies Corp., 6.05%, 6/1/36		$51,000	$65,500
United Technologies Corp., 5.70%, 4/15/40		75,000	94,560
			618,725
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24		120,000	119,382
XPO Logistics, Inc., 6.50%, 6/15/22(3)		25,000	26,219
			145,601
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(3)		40,000	40,892
United Continental Holdings, Inc., 5.00%, 2/1/24		35,000	35,503
			76,395
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		30,000	31,087
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		85,000	88,400
Tenneco, Inc., 5.00%, 7/15/26		60,000	61,350
			180,837
Automobiles — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18		10,000	10,029
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	40,000	49,470
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	60,733
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$25,000	25,883
Ford Motor Co., 4.35%, 12/8/26		90,000	93,849
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		110,000	111,525
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		240,000	265,454
General Motors Co., 5.15%, 4/1/38		80,000	83,603
General Motors Financial Co., Inc., 3.25%, 5/15/18		60,000	60,378
General Motors Financial Co., Inc., 3.10%, 1/15/19		170,000	171,598
General Motors Financial Co., Inc., 3.20%, 7/6/21		190,000	192,414
General Motors Financial Co., Inc., 5.25%, 3/1/26		50,000	54,383
Hyundai Capital America, MTN, 3.00%, 10/30/20		82,000	82,081
			1,261,400
Banks — 2.7%
Akbank Turk AS, 5.00%, 10/24/22		50,000	49,887
Banco General SA, 4.125%, 8/7/27(3)		95,000	95,114
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(3)		230,000	231,380
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(4)		82,000	83,886
Bangkok Bank PCL, 3.875%, 9/27/22		61,000	63,727
Bank of America Corp., 4.10%, 7/24/23		70,000	74,278
Bank of America Corp., MTN, 5.625%, 7/1/20		120,000	129,509
Bank of America Corp., MTN, 4.00%, 4/1/24		120,000	126,777
Bank of America Corp., MTN, 4.20%, 8/26/24		190,000	199,701
Bank of America Corp., MTN, 4.00%, 1/22/25		90,000	93,035
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	100,000	135,995
Bank of America Corp., MTN, 5.00%, 1/21/44		$60,000	70,935
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(4)		40,000	43,998
Bank of Nova Scotia (The), 1.375%, 12/18/17		1,600,000	1,600,009

37

		Shares/ Principal Amount	Value
Barclays Bank plc, 5.14%, 10/14/20		$100,000	$106,093
BPCE SA, VRN, 2.75%, 7/8/21(4)	EUR	100,000	127,440
Branch Banking & Trust Co., 3.625%, 9/16/25		$60,000	61,915
Branch Banking & Trust Co., 3.80%, 10/30/26		70,000	73,315
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(4)	EUR	100,000	121,770
Capital One Financial Corp., 4.20%, 10/29/25		$255,000	261,374
Citigroup, Inc., 2.75%, 4/25/22		160,000	159,778
Citigroup, Inc., 4.05%, 7/30/22		50,000	52,165
Citigroup, Inc., 4.45%, 9/29/27		350,000	368,121
Citigroup, Inc., VRN, 3.52%, 10/27/27(4)		210,000	209,454
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	296,465
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	120,000	164,191
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$170,000	179,139
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	100,000	137,423
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(4)	EUR	100,000	126,575
Credit Suisse AG, 1.52%, 12/27/20		$1,500,000	1,500,387
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	351,000	471,184
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	95,000	138,792
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	200,000	267,188
Fifth Third Bancorp, 4.30%, 1/16/24		$60,000	63,684
Fifth Third Bank, 2.875%, 10/1/21		31,000	31,380
Grupo Aval Ltd., 4.75%, 9/26/22		51,000	52,147
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25(4)	GBP	90,000	146,527
Huntington Bancshares, Inc., 2.30%, 1/14/22		$80,000	78,809
Itau Unibanco Holding SA, 6.20%, 12/21/21		60,000	64,950
JPMorgan Chase & Co., 3.25%, 9/23/22		70,000	71,619
JPMorgan Chase & Co., 3.875%, 9/10/24		610,000	635,910
JPMorgan Chase & Co., 3.125%, 1/23/25		240,000	240,710
KEB Hana Bank, MTN, 4.375%, 9/30/24		82,000	85,554
KeyCorp, MTN, 2.30%, 12/13/18		120,000	120,137
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	250,000	369,898
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	80,000	144,116
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(4)		$184,000	187,903
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		80,000	84,251
Regions Financial Corp., 2.75%, 8/14/22		70,000	69,723
Royal Bank of Canada, MTN, 1.50%, 1/16/18		1,000,000	999,930
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		25,000	27,591
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	200,000	251,439
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	153,205
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(3)		$87,000	90,861
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(3)(4)		60,000	59,449
U.S. Bancorp, MTN, 3.00%, 3/15/22		9,000	9,213
U.S. Bancorp, MTN, 3.60%, 9/11/24		24,000	24,876
U.S. Bank N.A., 2.80%, 1/27/25		250,000	248,056
Wells Fargo & Co., 3.07%, 1/24/23		80,000	80,637
Wells Fargo & Co., 4.125%, 8/15/23		100,000	105,327

38

		Shares/ Principal Amount	Value
Wells Fargo & Co., 3.00%, 4/22/26		$180,000	$175,703
Wells Fargo & Co., MTN, 2.60%, 7/22/20		130,000	130,899
Wells Fargo & Co., MTN, 3.55%, 9/29/25		80,000	82,037
Wells Fargo & Co., MTN, 4.10%, 6/3/26		120,000	124,892
Wells Fargo & Co., MTN, 4.65%, 11/4/44		115,000	123,522
Westpac Banking Corp., MTN, 1.60%, 1/12/18		750,000	750,068
Woori Bank, MTN, 4.75%, 4/30/24		61,000	63,882
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(3)		50,000	49,238
Zenith Bank plc, 6.25%, 4/22/19(3)		100,000	102,790
			13,921,933
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		310,000	318,207
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		200,000	205,508
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		180,000	203,652
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	62,941
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		$30,000	31,867
Constellation Brands, Inc., 4.75%, 12/1/25		150,000	164,683
Molson Coors Brewing Co., 3.00%, 7/15/26		100,000	97,174
			1,084,032
Biotechnology — 0.3%
AbbVie, Inc., 2.90%, 11/6/22		195,000	195,178
AbbVie, Inc., 3.60%, 5/14/25		40,000	40,929
AbbVie, Inc., 4.40%, 11/6/42		130,000	136,143
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(3)		35,000	34,475
Amgen, Inc., 4.66%, 6/15/51		138,000	149,470
Biogen, Inc., 3.625%, 9/15/22		160,000	165,795
Celgene Corp., 3.25%, 8/15/22		90,000	91,549
Celgene Corp., 3.625%, 5/15/24		15,000	15,374
Celgene Corp., 3.875%, 8/15/25		130,000	134,116
Celgene Corp., 5.00%, 8/15/45		70,000	77,262
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	117,621
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	237,918
			1,395,830
Building Products†
Masco Corp., 4.45%, 4/1/25		110,000	117,172
Capital Markets — 0.1%
ABN AMRO Bank NV, MTN, VRN, 2.875%, 6/30/20(4)	EUR	100,000	126,434
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	121,160
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 1/15/27		$50,000	52,731
SURA Asset Management SA, 4.375%, 4/11/27		40,000	40,640
			340,965
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		30,000	31,350
Blue Cube Spinco, Inc., 9.75%, 10/15/23		15,000	17,944
Braskem Netherlands Finance BV, 4.50%, 1/10/28(3)		82,000	81,713
CF Industries, Inc., 3.45%, 6/1/23		20,000	19,725

39

	Shares/ Principal Amount	Value
Chemours Co. (The), 6.625%, 5/15/23	$25,000	$26,563
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	4,000	4,093
Eastman Chemical Co., 3.60%, 8/15/22	6,000	6,197
Ecolab, Inc., 4.35%, 12/8/21	160,000	171,329
Equate Petrochemical BV, 4.25%, 11/3/26(3)	82,000	83,851
Hexion, Inc., 6.625%, 4/15/20	10,000	8,875
Huntsman International LLC, 5.125%, 11/15/22	25,000	27,063
INEOS Group Holdings SA, 5.625%, 8/1/24(3)	30,000	31,350
Mexichem SAB de CV, 5.50%, 1/15/48(3)	105,000	102,506
NOVA Chemicals Corp., 4.875%, 6/1/24(3)	70,000	70,922
Olin Corp., 5.125%, 9/15/27	10,000	10,525
Platform Specialty Products Corp., 6.50%, 2/1/22(3)	20,000	20,725
Tronox Finance plc, 5.75%, 10/1/25(3)	10,000	10,425
		725,156
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21	20,000	22,100
Clean Harbors, Inc., 5.25%, 8/1/20	20,000	20,350
Covanta Holding Corp., 5.875%, 3/1/24	65,000	65,813
Envision Healthcare Corp., 5.125%, 7/1/22(3)	25,000	24,656
Iron Mountain, Inc., 5.75%, 8/15/24	35,000	36,006
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(3)	35,000	38,719
Republic Services, Inc., 3.55%, 6/1/22	220,000	227,655
Waste Management, Inc., 4.10%, 3/1/45	70,000	73,908
		509,207
Communications†
Colombia Telecomunicaciones SA, 8.50%, 12/29/49	41,000	43,870
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	27,000	36,137
CommScope Technologies LLC, 5.00%, 3/15/27(3)	60,000	60,599
HTA Group Ltd., 9.125%, 3/8/22(3)	61,000	65,407
IHS Netherlands Holdco BV, 9.50%, 10/27/21(3)	107,000	114,701
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	25,000	26,187
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(3)	60,000	61,950
		364,981
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	35,000	36,312
Construction Materials — 0.1%
Builders FirstSource, Inc., 10.75%, 8/15/23(3)	20,000	22,600
Builders FirstSource, Inc., 5.625%, 9/1/24(3)	10,000	10,462
Cemex SAB de CV, 6.125%, 5/5/25	80,000	85,000
Owens Corning, 4.20%, 12/15/22	90,000	94,541
Ply Gem Industries, Inc., 6.50%, 2/1/22	25,000	26,000
		238,603
Consumer Finance — 0.2%
American Express Co., 1.55%, 5/22/18	60,000	59,961
American Express Credit Corp., MTN, 2.60%, 9/14/20	60,000	60,459

40

		Shares/ Principal Amount	Value
American Express Credit Corp., MTN, 2.25%, 5/5/21		$70,000	$69,575
Capital One Bank USA N.A., 2.30%, 6/5/19		250,000	249,789
CIT Group, Inc., 5.00%, 8/15/22		90,000	96,412
Discover Financial Services, 3.75%, 3/4/25		200,000	201,631
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		20,000	21,600
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		10,000	10,819
Navient Corp., 5.00%, 10/26/20		45,000	45,956
Navient Corp., 5.50%, 1/25/23		10,000	10,050
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(3)		20,000	20,525
Synchrony Financial, 2.60%, 1/15/19		60,000	60,221
Synchrony Financial, 3.00%, 8/15/19		50,000	50,495
Visa, Inc., 2.75%, 9/15/27		80,000	78,567
			1,036,060
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23		60,000	61,875
Berry Global, Inc., 5.125%, 7/15/23		25,000	26,281
BWAY Holding Co., 5.50%, 4/15/24(3)		10,000	10,450
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		175,000	183,172
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20		35,000	35,634
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(3)		30,000	31,163
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(3)		40,000	42,992
Sealed Air Corp., 5.125%, 12/1/24(3)		25,000	26,938
			418,505
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	69,778
Diversified Financial Services — 1.4%
Ally Financial, Inc., 3.60%, 5/21/18		120,000	120,750
Ally Financial, Inc., 4.125%, 2/13/22		40,000	41,388
Ally Financial, Inc., 4.625%, 3/30/25		40,000	42,550
Ally Financial, Inc., 5.75%, 11/20/25		45,000	49,500
Barclays plc, MTN, VRN, 2.00%, 2/7/23(4)	EUR	200,000	238,124
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	173,923
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(4)	GBP	100,000	132,852
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	200,000	265,949
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$286,000	285,229
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		35,000	34,966
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		50,000	50,300
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	50,000	76,832
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$540,000	600,633
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		20,000	20,258
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		305,000	305,613
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		90,000	101,634

41

		Shares/ Principal Amount	Value
Gulf Gate Apartments LLC, VRN, 1.36%, 12/7/17 (Acquired 9/29/03 - 11/10/03, Cost $3,000,000)(4)(5)		$3,000,000	$3,000,000
HSBC Holdings plc, 4.30%, 3/8/26		200,000	212,519
HSBC Holdings plc, VRN, 3.26%, 3/13/22(4)		200,000	203,049
HUB International Ltd., 7.875%, 10/1/21(3)		30,000	31,237
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		50,000	51,312
Intercorp Financial Services, Inc., 4.125%, 10/19/27(3)		125,000	123,131
Morgan Stanley, 2.75%, 5/19/22		50,000	49,930
Morgan Stanley, 4.375%, 1/22/47		40,000	42,748
Morgan Stanley, MTN, 5.625%, 9/23/19		250,000	264,379
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	258,303
Morgan Stanley, MTN, 4.00%, 7/23/25		350,000	366,808
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		15,000	15,234
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(4)	EUR	100,000	133,473
WTT Investment Ltd., 5.50%, 11/21/22(3)		$60,000	61,049
			7,353,673
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21		150,000	160,829
AT&T, Inc., 3.60%, 2/17/23		90,000	92,157
AT&T, Inc., 4.45%, 4/1/24		6,000	6,338
AT&T, Inc., 3.40%, 5/15/25		90,000	88,287
AT&T, Inc., 3.90%, 8/14/27		170,000	169,153
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	125,480
AT&T, Inc., 6.55%, 2/15/39		$171,000	205,500
AT&T, Inc., 4.75%, 5/15/46		130,000	124,753
AT&T, Inc., 5.15%, 2/14/50		150,000	149,059
Axtel SAB de CV, 6.375%, 11/14/24(3)		80,000	81,600
British Telecommunications plc, 5.95%, 1/15/18		230,000	231,150
CenturyLink, Inc., 5.625%, 4/1/20		50,000	50,312
CenturyLink, Inc., 5.80%, 3/15/22		10,000	9,600
Cincinnati Bell, Inc., 7.00%, 7/15/24(3)		5,000	4,863
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)		170,000	171,061
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	50,000	66,157
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,583
Frontier Communications Corp., 8.50%, 4/15/20		$8,000	7,330
Frontier Communications Corp., 10.50%, 9/15/22		85,000	67,575
Frontier Communications Corp., 11.00%, 9/15/25		35,000	27,037
Hughes Satellite Systems Corp., 5.25%, 8/1/26		25,000	25,469
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(3)		80,000	77,400
Level 3 Financing, Inc., 5.375%, 8/15/22		35,000	35,569
Ooredoo International Finance Ltd., 7.875%, 6/10/19(3)		92,000	99,382
Ooredoo International Finance Ltd., 3.75%, 6/22/26(3)		61,000	60,570
Orange SA, 4.125%, 9/14/21		120,000	127,348
Telecom Italia Capital SA, 6.375%, 11/15/33		45,000	52,200

42

		Shares/ Principal Amount	Value
Telefonica Europe BV, VRN, 5.875%, 3/31/24(4)	EUR	100,000	$138,988
Verizon Communications, Inc., 3.50%, 11/1/24		$80,000	81,135
Verizon Communications, Inc., 2.625%, 8/15/26		60,000	56,134
Verizon Communications, Inc., 4.125%, 3/16/27		70,000	72,908
Verizon Communications, Inc., 4.40%, 11/1/34		40,000	40,304
Verizon Communications, Inc., 4.75%, 11/1/41		15,000	15,217
Verizon Communications, Inc., 4.86%, 8/21/46		57,000	58,394
Verizon Communications, Inc., 5.01%, 8/21/54		107,000	108,544
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20		8,000	6,960
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(3)		30,400	29,717
			2,973,063
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(3)		61,000	61,912
Greenko Investment Co., 4.875%, 8/16/23(3)		41,000	40,798
Minejesa Capital BV, 4.625%, 8/10/30(3)		82,000	83,317
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)		50,000	50,250
			236,277
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		10,000	9,850
Ensco plc, 8.00%, 1/31/24		17,000	16,745
Halliburton Co., 3.80%, 11/15/25		120,000	123,823
Nabors Industries, Inc., 4.625%, 9/15/21		10,000	9,625
Noble Holding International Ltd., 7.75%, 1/15/24		55,000	47,850
Transocean, Inc., 9.00%, 7/15/23(3)		55,000	59,606
Weatherford International Ltd., 7.75%, 6/15/21		20,000	20,475
Weatherford International Ltd., 4.50%, 4/15/22		50,000	45,250
			333,224
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		40,000	42,575
American Tower Corp., 3.375%, 10/15/26		150,000	147,518
Boston Properties LP, 3.65%, 2/1/26		80,000	81,173
CoreCivic, Inc., 4.125%, 4/1/20		15,000	15,392
Crown Castle International Corp., 5.25%, 1/15/23		10,000	10,991
Crown Castle International Corp., 4.45%, 2/15/26		80,000	83,905
Equinix, Inc., 5.375%, 4/1/23		15,000	15,537
Equinix, Inc., 5.375%, 5/15/27		20,000	21,646
Essex Portfolio LP, 3.625%, 8/15/22		90,000	92,807
Essex Portfolio LP, 3.25%, 5/1/23		30,000	30,338
Hospitality Properties Trust, 4.65%, 3/15/24		60,000	63,148
Iron Mountain, Inc., 4.875%, 9/15/27(3)		20,000	20,550
Kilroy Realty LP, 3.80%, 1/15/23		110,000	112,774
Kilroy Realty LP, 4.375%, 10/1/25		30,000	31,539
Kimco Realty Corp., 2.80%, 10/1/26		80,000	75,081
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		20,000	21,500
Simon Property Group LP, 3.25%, 11/30/26		50,000	49,593

43

		Shares/ Principal Amount	Value
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(3)		$10,000	$9,125
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23		50,000	48,125
Welltower, Inc., 3.75%, 3/15/23		100,000	103,540
			1,076,857
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22(3)		41,000	41,712
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(3)		45,000	50,850
			92,562
Food and Staples Retailing — 0.3%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24		45,000	43,200
Cencosud SA, 6.625%, 2/12/45		65,000	71,160
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(3)		163,000	161,681
CK Hutchison International 17 Ltd., 3.50%, 4/5/27		204,000	203,810
CVS Health Corp., 3.50%, 7/20/22		110,000	112,150
CVS Health Corp., 5.125%, 7/20/45		60,000	66,157
Horizon Pharma, Inc., 6.625%, 5/1/23		20,000	19,600
Kroger Co. (The), 3.30%, 1/15/21		170,000	173,926
Kroger Co. (The), 3.875%, 10/15/46		50,000	44,705
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(3)		200,000	197,366
Rite Aid Corp., 6.125%, 4/1/23(3)		60,000	55,725
SUPERVALU, Inc., 6.75%, 6/1/21		10,000	9,725
Target Corp., 2.50%, 4/15/26		100,000	95,556
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	75,991
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$19,000	19,044
			1,349,796
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		20,000	20,498
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(3)		30,000	29,437
Kraft Heinz Foods Co., 5.20%, 7/15/45		70,000	76,025
Kraft Heinz Foods Co., 4.375%, 6/1/46		50,000	48,394
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)		70,000	72,712
MHP SE, 7.75%, 5/10/24(3)		51,000	55,553
Minerva Luxembourg SA, 6.50%, 9/20/26		66,000	68,655
Pilgrim's Pride Corp., 5.75%, 3/15/25(3)		70,000	73,640
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21		25,000	25,500
Post Holdings, Inc., 5.00%, 8/15/26(3)		110,000	109,312
			579,726
Gas Utilities — 0.5%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22		25,000	26,589
Boardwalk Pipelines LP, 4.45%, 7/15/27		40,000	40,793
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25		10,000	10,875
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27(3)		20,000	20,725

44

	Shares/ Principal Amount	Value
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	$25,000	$25,844
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	132,179
Enbridge, Inc., 4.00%, 10/1/23	70,000	72,775
Enbridge, Inc., 4.50%, 6/10/44	60,000	60,769
Energy Transfer Equity LP, 5.875%, 1/15/24	25,000	26,875
Energy Transfer Equity LP, 5.50%, 6/1/27	15,000	15,712
Energy Transfer LP, 4.15%, 10/1/20	110,000	113,889
Energy Transfer LP, 3.60%, 2/1/23	110,000	110,551
Energy Transfer LP, 6.50%, 2/1/42	80,000	89,873
Enterprise Products Operating LLC, 4.85%, 3/15/44	220,000	234,467
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	35,000	36,346
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	10,000	9,975
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	200,000	232,288
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	106,520
MPLX LP, 4.875%, 12/1/24	25,000	26,885
MPLX LP, 4.875%, 6/1/25	160,000	171,515
MPLX LP, 5.20%, 3/1/47	20,000	21,184
ONEOK, Inc., 4.00%, 7/13/27	50,000	50,153
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	161,128
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	26,707	27,642
Rockies Express Pipeline LLC, 5.625%, 4/15/20(3)	35,000	36,837
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	180,000	198,363
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	170,000	169,342
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	35,000	34,606
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	20,000	20,525
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(3)	30,000	29,925
TransCanada PipeLines Ltd., 2.50%, 8/1/22	19,000	18,901
Williams Cos., Inc. (The), 3.70%, 1/15/23	80,000	80,400
Williams Cos., Inc. (The), 4.55%, 6/24/24	60,000	62,475
Williams Partners LP, 4.125%, 11/15/20	20,000	20,777
Williams Partners LP, 5.10%, 9/15/45	90,000	95,833
		2,593,536
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 2.00%, 9/15/18	40,000	39,999
Abbott Laboratories, 3.75%, 11/30/26	120,000	122,558
Becton Dickinson and Co., 3.73%, 12/15/24	120,000	122,297
Becton Dickinson and Co., 3.70%, 6/6/27	50,000	49,923
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(3)	70,000	61,775
Medtronic, Inc., 2.50%, 3/15/20	70,000	70,578
Medtronic, Inc., 3.50%, 3/15/25	12,000	12,410
Medtronic, Inc., 4.375%, 3/15/35	190,000	209,001

45

	Shares/ Principal Amount	Value
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	$93,000	$96,108
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	35,000	35,719
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	60,000	70,774
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	60,000	60,084
		951,226
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	10,000	10,039
Aetna, Inc., 2.75%, 11/15/22	90,000	89,091
Anthem, Inc., 3.65%, 12/1/27	50,000	50,325
Anthem, Inc., 4.65%, 1/15/43	50,000	53,335
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	20,000	18,800
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	50,000	30,375
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	20,000	18,800
DaVita, Inc., 5.125%, 7/15/24	35,000	35,678
DaVita, Inc., 5.00%, 5/1/25	20,000	20,075
Envision Healthcare Corp., 5.625%, 7/15/22	25,000	25,562
Express Scripts Holding Co., 3.40%, 3/1/27	190,000	185,791
HCA, Inc., 3.75%, 3/15/19	250,000	253,750
HCA, Inc., 4.75%, 5/1/23	80,000	83,700
HCA, Inc., 5.00%, 3/15/24	70,000	73,675
HCA, Inc., 5.375%, 2/1/25	70,000	72,800
HCA, Inc., 4.50%, 2/15/27	15,000	15,248
HealthSouth Corp., 5.75%, 11/1/24	15,000	15,413
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(3)	30,000	30,975
Kindred Healthcare, Inc., 8.00%, 1/15/20	30,000	30,375
Mylan NV, 3.95%, 6/15/26	70,000	69,913
Northwell Healthcare, Inc., 4.26%, 11/1/47	40,000	40,391
NYU Hospitals Center, 4.43%, 7/1/42	70,000	74,596
Tenet Healthcare Corp., 6.00%, 10/1/20	25,000	26,437
Tenet Healthcare Corp., 4.50%, 4/1/21	10,000	10,113
Tenet Healthcare Corp., 8.125%, 4/1/22	35,000	34,781
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	37,550
Tenet Healthcare Corp., 5.125%, 5/1/25(3)	50,000	48,437
Tenet Healthcare Corp., 7.00%, 8/1/25(3)	30,000	27,337
UnitedHealth Group, Inc., 2.875%, 3/15/22	120,000	121,636
UnitedHealth Group, Inc., 3.75%, 7/15/25	50,000	52,632
UnitedHealth Group, Inc., 4.25%, 3/15/43	80,000	85,385
Universal Health Services, Inc., 5.00%, 6/1/26(3)	20,000	20,950
		1,763,965
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(3)	50,000	51,250
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)	30,000	30,900
Aramark Services, Inc., 5.125%, 1/15/24	15,000	15,863
Aramark Services, Inc., 5.00%, 4/1/25(3)	40,000	42,700
Boyd Gaming Corp., 6.875%, 5/15/23	10,000	10,700

46

	Shares/ Principal Amount	Value
Boyd Gaming Corp., 6.375%, 4/1/26	$25,000	$27,313
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties Finance, Inc., 8.00%, 10/1/20	35,000	35,875
Eldorado Resorts, Inc., 7.00%, 8/1/23	25,000	26,938
FelCor Lodging LP, 5.625%, 3/1/23	10,000	10,350
Golden Nugget, Inc., 6.75%, 10/15/24(3)	30,000	30,712
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	110,000	111,925
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	20,000	20,725
International Game Technology plc, 6.25%, 2/15/22(3)	25,000	27,406
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(3)	20,000	21,175
McDonald's Corp., MTN, 3.375%, 5/26/25	60,000	61,404
McDonald's Corp., MTN, 4.70%, 12/9/35	40,000	44,717
MGM Resorts International, 5.25%, 3/31/20	20,000	21,100
MGM Resorts International, 6.00%, 3/15/23	30,000	33,150
MGM Resorts International, 4.625%, 9/1/26	10,000	10,250
Penn National Gaming, Inc., 5.625%, 1/15/27(3)	35,000	36,400
Pinnacle Entertainment, Inc., 5.625%, 5/1/24	15,000	15,638
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(3)	10,000	10,075
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	60,000	66,193
Scientific Games International, Inc., 6.25%, 9/1/20	15,000	15,281
Scientific Games International, Inc., 7.00%, 1/1/22(3)	40,000	42,300
Scientific Games International, Inc., 10.00%, 12/1/22	20,000	22,100
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(3)	30,000	31,059
Yum! Brands, Inc., 3.75%, 11/1/21	25,000	25,656
		899,155
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	2,000	2,095
Beazer Homes USA, Inc., 6.75%, 3/15/25	30,000	31,716
Beazer Homes USA, Inc., 5.875%, 10/15/27(3)	20,000	20,100
KB Home, 7.00%, 12/15/21	15,000	16,837
Lennar Corp., 4.75%, 4/1/21	70,000	73,587
Lennar Corp., 4.50%, 4/30/24	40,000	41,350
Meritage Homes Corp., 5.125%, 6/6/27	40,000	40,562
Newell Brands, Inc., 4.20%, 4/1/26	50,000	52,349
Newell Brands, Inc., 5.50%, 4/1/46	20,000	23,747
PulteGroup, Inc., 5.50%, 3/1/26	20,000	21,857
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(3)	20,000	20,850
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(3)	55,000	57,475
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	40,000	43,150
William Lyon Homes, Inc., 5.875%, 1/31/25	25,000	25,625
		471,300

47

		Shares/ Principal Amount	Value
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(3)		$25,000	$26,000
Spectrum Brands, Inc., 5.75%, 7/15/25		40,000	42,200
			68,200
Industrial Conglomerates — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(3)		25,000	27,782
FedEx Corp., 4.40%, 1/15/47		40,000	41,604
General Electric Co., 2.70%, 10/9/22		90,000	90,157
General Electric Co., 4.125%, 10/9/42		60,000	61,304
General Electric Co., MTN, 4.375%, 9/16/20		104,000	109,301
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(3)		50,000	51,687
			381,835
Insurance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		150,000	160,546
American International Group, Inc., 4.125%, 2/15/24		240,000	253,539
American International Group, Inc., 4.50%, 7/16/44		70,000	73,533
Assicurazioni Generali SpA, VRN, 6.42%, 2/8/22(4)	GBP	50,000	75,021
AXA SA, 7.125%, 12/15/20	GBP	110,000	172,703
AXA SA, MTN, VRN, 3.375%, 7/6/27(4)	EUR	200,000	267,632
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$90,000	92,273
Berkshire Hathaway, Inc., 2.75%, 3/15/23		50,000	50,358
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	123,451
Chubb INA Holdings, Inc., 3.15%, 3/15/25		120,000	120,822
Chubb INA Holdings, Inc., 3.35%, 5/3/26		60,000	61,217
CNP Assurances, VRN, 4.00%, 11/18/24(4)	EUR	100,000	133,695
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(4)	EUR	100,000	133,485
Fiore Capital LLC, VRDN, 1.22%, 12/7/17 (LOC: Wells Fargo Bank N.A.)(4)		$1,500,000	1,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		20,000	19,800
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		30,000	37,653
International Lease Finance Corp., 3.875%, 4/15/18		120,000	120,798
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(4)	EUR	200,000	266,548
Markel Corp., 4.90%, 7/1/22		$120,000	129,892
MetLife, Inc., 4.125%, 8/13/42		9,000	9,336
MetLife, Inc., 4.875%, 11/13/43		70,000	80,567
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)		100,000	101,104
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	51,096
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		12,000	12,908
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		130,000	165,208
Voya Financial, Inc., 5.70%, 7/15/43		110,000	130,812
WR Berkley Corp., 4.625%, 3/15/22		80,000	85,472
WR Berkley Corp., 4.75%, 8/1/44		50,000	52,999
			4,482,468
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23(6)		140,000	140,456
Amazon.com, Inc., 3.15%, 8/22/27(3)		160,000	160,385

48

		Shares/ Principal Amount	Value
Amazon.com, Inc., 3.875%, 8/22/37(3)		$40,000	$41,829
JD.com, Inc., 3.875%, 4/29/26		102,000	102,207
			444,877
Internet Software and Services†
Baidu, Inc., 3.625%, 7/6/27		162,000	160,398
Netflix, Inc., 5.75%, 3/1/24		35,000	37,450
VeriSign, Inc., 4.625%, 5/1/23		10,000	10,337
			208,185
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23		25,000	26,188
Fidelity National Information Services, Inc., 3.00%, 8/15/26		90,000	86,684
First Data Corp., 7.00%, 12/1/23(3)		55,000	58,334
First Data Corp., 5.00%, 1/15/24(3)		95,000	98,681
First Data Corp., 5.75%, 1/15/24(3)		5,000	5,206
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		170,000	174,267
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	126,723
			576,083
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(3)		$25,000	27,125
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		16,000	16,229
			43,354
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21		40,000	40,900
Media — 0.8%
21st Century Fox America, Inc., 6.90%, 8/15/39		70,000	93,437
21st Century Fox America, Inc., 4.75%, 9/15/44		32,000	33,712
Altice Financing SA, 6.625%, 2/15/23(3)		70,000	71,925
Altice US Finance I Corp., 5.50%, 5/15/26(3)		25,000	25,375
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		25,000	24,469
AMC Networks, Inc., 4.75%, 8/1/25		80,000	79,600
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23		174,000	185,471
CBS Corp., 3.50%, 1/15/25		80,000	80,224
CBS Corp., 4.85%, 7/1/42		50,000	51,316
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		170,000	174,994
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(3)		75,000	78,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(3)		55,000	54,622
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		290,000	306,796
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		20,000	23,074
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20		45,000	44,719
Comcast Corp., 6.40%, 5/15/38		110,000	146,508
Comcast Corp., 4.75%, 3/1/44		120,000	133,319
CSC Holdings LLC, 6.75%, 11/15/21		45,000	48,487

49

		Shares/ Principal Amount	Value
CSC Holdings LLC, 10.125%, 1/15/23(3)		$5,000	$5,669
CSC Holdings LLC, 6.625%, 10/15/25(3)		50,000	54,000
CSC Holdings LLC, 5.50%, 4/15/27(3)		20,000	20,325
Digicel Ltd., 6.00%, 4/15/21		61,000	59,111
Discovery Communications LLC, 5.625%, 8/15/19		80,000	84,199
Discovery Communications LLC, 3.95%, 3/20/28		180,000	176,502
DISH DBS Corp., 6.75%, 6/1/21		25,000	26,688
DISH DBS Corp., 5.00%, 3/15/23		15,000	14,641
DISH DBS Corp., 5.875%, 11/15/24		55,000	55,470
Gray Television, Inc., 5.125%, 10/15/24(3)		25,000	24,969
Gray Television, Inc., 5.875%, 7/15/26(3)		40,000	40,700
GTH Finance BV, 7.25%, 4/26/23(3)		121,000	137,647
Lamar Media Corp., 5.00%, 5/1/23		30,000	31,050
Lamar Media Corp., 5.375%, 1/15/24		100,000	105,500
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(3)		50,000	52,712
Myriad International Holdings BV, 6.00%, 7/18/20		61,000	65,785
NBCUniversal Media LLC, 4.375%, 4/1/21		140,000	149,141
NBCUniversal Media LLC, 2.875%, 1/15/23		60,000	60,587
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(3)		25,000	25,625
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)		120,000	123,822
Omnicom Group, Inc., 3.60%, 4/15/26		130,000	130,805
Regal Entertainment Group, 5.75%, 3/15/22		30,000	31,050
RR Donnelley & Sons Co., 6.00%, 4/1/24		25,000	23,438
SFR Group SA, 6.00%, 5/15/22(3)		35,000	35,328
SFR Group SA, 7.375%, 5/1/26(3)		35,000	35,394
Sinclair Television Group, Inc., 5.625%, 8/1/24(3)		20,000	20,600
Sirius XM Radio, Inc., 4.625%, 5/15/23(3)		15,000	15,450
Sirius XM Radio, Inc., 5.375%, 4/15/25(3)		50,000	52,702
TEGNA, Inc., 5.50%, 9/15/24(3)		30,000	31,350
Time Warner Cable LLC, 4.50%, 9/15/42		110,000	102,113
Time Warner, Inc., 3.60%, 7/15/25		50,000	50,252
Time Warner, Inc., 3.80%, 2/15/27		100,000	99,884
Time Warner, Inc., 5.35%, 12/15/43		50,000	54,397
Turk Telekomunikasyon AS, 4.875%, 6/19/24(3)		80,000	80,895
Univision Communications, Inc., 5.125%, 2/15/25(3)		45,000	43,875
Viacom, Inc., 3.125%, 6/15/22		60,000	58,804
Viacom, Inc., 4.25%, 9/1/23		80,000	80,989
Virgin Media Secured Finance plc, 5.25%, 1/15/26(3)		60,000	62,100
VTR Finance BV, 6.875%, 1/15/24		92,000	97,520
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		12,000	11,884
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		30,000	31,924
WMG Acquisition Corp., 5.625%, 4/15/22(3)		16,000	16,580
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	134,710
			4,272,235
Metals and Mining — 0.2%
AK Steel Corp., 7.00%, 3/15/27		$15,000	14,928

50

		Shares/ Principal Amount	Value
Alcoa Nederland Holding BV, 6.75%, 9/30/24(3)		$20,000	$22,106
Aleris International, Inc., 9.50%, 4/1/21(3)		10,000	10,575
Allegheny Technologies, Inc., 5.95%, 1/15/21		35,000	36,050
ArcelorMittal, 6.00%, 3/1/21		60,000	65,033
Arconic, Inc., 5.125%, 10/1/24		50,000	53,344
Barrick North America Finance LLC, 5.75%, 5/1/43		30,000	37,037
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(3)		40,000	39,030
Freeport-McMoRan, Inc., 3.55%, 3/1/22		55,000	54,381
Freeport-McMoRan, Inc., 3.875%, 3/15/23		5,000	4,968
Freeport-McMoRan, Inc., 5.40%, 11/14/34		40,000	39,100
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)		70,000	74,918
Kinross Gold Corp., 5.125%, 9/1/21		10,000	10,600
Lundin Mining Corp., 7.875%, 11/1/22(3)		20,000	21,650
Nexa Resources SA, 5.375%, 5/4/27		92,000	97,290
Novelis Corp., 5.875%, 9/30/26(3)		45,000	47,138
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(3)		51,000	51,342
Southern Copper Corp., 5.25%, 11/8/42		60,000	67,168
Steel Dynamics, Inc., 5.25%, 4/15/23		30,000	31,059
Steel Dynamics, Inc., 5.00%, 12/15/26		50,000	52,969
Teck Resources Ltd., 4.75%, 1/15/22		45,000	47,475
United States Steel Corp., 7.375%, 4/1/20		10,000	10,925
Vale Overseas Ltd., 6.25%, 8/10/26		86,000	99,966
Vedanta Resources plc, 6.125%, 8/9/24(3)		87,000	89,241
			1,078,293
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19		25,000	25,266

Multi-Utilities — 0.6%
AES Corp., 4.875%, 5/15/23		65,000	66,685
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24		60,000	63,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		25,000	26,063
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		20,000	20,300
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		80,000	82,670
Calpine Corp., 5.375%, 1/15/23		25,000	25,000
Centrica plc, VRN, 5.25%, 4/10/25(4)	GBP	100,000	142,802
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22		$102,000	107,746
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		60,000	62,707
Dominion Energy, Inc., 6.40%, 6/15/18		190,000	194,701
Dominion Energy, Inc., 2.75%, 9/15/22		80,000	79,777
Dominion Energy, Inc., 3.625%, 12/1/24		80,000	82,616
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	78,977
Duke Energy Florida LLC, 6.35%, 9/15/37		170,000	233,402
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	81,573
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	9,670
Dynegy, Inc., 7.375%, 11/1/22		50,000	53,562

51

		Shares/ Principal Amount	Value
Exelon Corp., 5.15%, 12/1/20		$120,000	$127,973
Exelon Corp., 4.45%, 4/15/46		30,000	32,115
Exelon Generation Co. LLC, 4.25%, 6/15/22		60,000	63,236
Exelon Generation Co. LLC, 5.60%, 6/15/42		40,000	42,086
FirstEnergy Corp., 4.25%, 3/15/23		120,000	125,966
FirstEnergy Corp., 4.85%, 7/15/47		30,000	32,457
Georgia Power Co., 4.30%, 3/15/42		50,000	51,896
Israel Electric Corp. Ltd., 6.875%, 6/21/23(3)		41,000	48,108
KazTransGas JSC, 4.375%, 9/26/27(3)		82,000	81,784
Listrindo Capital BV, 4.95%, 9/14/26		41,000	41,738
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	44,949
NiSource Finance Corp., 5.65%, 2/1/45		70,000	86,746
NRG Energy, Inc., 6.25%, 7/15/22		75,000	78,469
NRG Energy, Inc., 6.25%, 5/1/24		10,000	10,650
Pacific Gas & Electric Co., 4.00%, 12/1/46		65,000	65,258
Pampa Energia SA, 7.50%, 1/24/27		82,000	89,585
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24		82,000	88,423
Potomac Electric Power Co., 3.60%, 3/15/24		70,000	73,152
Progress Energy, Inc., 3.15%, 4/1/22		60,000	60,834
Sempra Energy, 2.875%, 10/1/22		130,000	130,370
Sempra Energy, 3.25%, 6/15/27		80,000	79,215
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		30,000	29,680
Southern Power Co., 5.15%, 9/15/41		40,000	43,915
Southwestern Public Service Co., 3.70%, 8/15/47		30,000	30,176
SSE plc, VRN, 2.375%, 4/1/21(4)	EUR	100,000	123,116
Talen Energy Supply LLC, 4.625%, 7/15/19(3)		$7,000	7,228
Xcel Energy, Inc., 3.35%, 12/1/26		40,000	40,518
			3,140,894
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20		25,000	23,219
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		120,000	110,367
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(3)		20,000	11,500
SACI Falabella, 3.75%, 10/30/27(3)		60,000	59,009
			204,095
Oil, Gas and Consumable Fuels — 1.1%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24		20,000	22,150
Anadarko Petroleum Corp., 5.55%, 3/15/26		90,000	100,209
Anadarko Petroleum Corp., 6.45%, 9/15/36		30,000	36,231
Antero Resources Corp., 5.125%, 12/1/22		95,000	97,850
Antero Resources Corp., 5.00%, 3/1/25		80,000	81,800
Apache Corp., 4.75%, 4/15/43		50,000	50,778
BP Capital Markets plc, 4.50%, 10/1/20		40,000	42,482
BP Capital Markets plc, 2.75%, 5/10/23		100,000	100,183
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21		25,000	25,031
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		26,000	26,553

52

	Shares/ Principal Amount	Value
Cenovus Energy, Inc., 4.25%, 4/15/27(3)	$40,000	$39,640
Cenovus Energy, Inc., 6.75%, 11/15/39	20,000	23,622
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	17,000	18,169
Chesapeake Energy Corp., 8.00%, 1/15/25(3)	30,000	29,888
Chevron Corp., 2.10%, 5/16/21	100,000	99,133
Cimarex Energy Co., 4.375%, 6/1/24	100,000	106,059
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	102,000	101,543
CNX Resources Corp., 5.875%, 4/15/22	50,000	51,375
Concho Resources, Inc., 4.375%, 1/15/25	120,000	125,250
Concho Resources, Inc., 4.875%, 10/1/47	20,000	21,231
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	51,998
Continental Resources, Inc., 3.80%, 6/1/24	130,000	128,700
Continental Resources, Inc., 4.90%, 6/1/44	15,000	14,325
Denbury Resources, Inc., 9.00%, 5/15/21(3)	10,000	9,700
Denbury Resources, Inc., 4.625%, 7/15/23	15,000	9,225
Diamondback Energy, Inc., 4.75%, 11/1/24	25,000	25,406
Ecopetrol SA, 5.875%, 5/28/45	130,000	132,275
Encana Corp., 6.50%, 2/1/38	60,000	74,537
EOG Resources, Inc., 5.625%, 6/1/19	110,000	115,523
EOG Resources, Inc., 4.10%, 2/1/21	70,000	73,333
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	20,000	14,900
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(3)	20,000	20,100
Exxon Mobil Corp., 2.71%, 3/6/25	140,000	139,618
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	50,775
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	30,000	28,575
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(3)	286,000	310,034
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(3)	56,000	62,125
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(3)	56,000	68,434
Gulfport Energy Corp., 6.00%, 10/15/24	15,000	15,131
Gulfport Energy Corp., 6.375%, 5/15/25	35,000	35,394
Halcon Resources Corp., 6.75%, 2/15/25(3)	40,000	40,800
Hess Corp., 6.00%, 1/15/40	80,000	86,509
Laredo Petroleum, Inc., 6.25%, 3/15/23	10,000	10,325
Lukoil International Finance BV, 4.75%, 11/2/26(3)	87,000	91,679
Marathon Oil Corp., 3.85%, 6/1/25	50,000	50,559
Marathon Oil Corp., 4.40%, 7/15/27	80,000	82,199
MEG Energy Corp., 6.50%, 1/15/25(3)	25,000	24,594
Murphy Oil Corp., 4.45%, 12/1/22	30,000	30,113
Newfield Exploration Co., 5.75%, 1/30/22	150,000	161,062
Newfield Exploration Co., 5.375%, 1/1/26	10,000	10,700
Noble Energy, Inc., 4.15%, 12/15/21	120,000	125,636
Oasis Petroleum, Inc., 6.875%, 3/15/22	40,000	40,850
Occidental Petroleum Corp., 4.625%, 6/15/45	20,000	22,171
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(3)	20,000	20,350
Petrobras Global Finance BV, 8.75%, 5/23/26	125,000	149,531

53

		Shares/ Principal Amount	Value
Petrobras Global Finance BV, 7.25%, 3/17/44		$70,000	$73,237
Petroleos Mexicanos, 6.50%, 3/13/27		55,000	60,720
Phillips 66, 4.30%, 4/1/22		160,000	170,116
PT Saka Energi Indonesia, 4.45%, 5/5/24		82,000	83,115
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(4)		82,000	83,410
QEP Resources, Inc., 5.375%, 10/1/22		50,000	51,437
Range Resources Corp., 5.00%, 8/15/22		45,000	45,056
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(3)		184,000	197,393
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27(3)		71,000	82,151
Reliance Industries Ltd., 4.125%, 1/28/25		133,000	138,627
Reliance Industries Ltd., 3.67%, 11/30/27(3)		45,000	44,763
Sanchez Energy Corp., 7.75%, 6/15/21		15,000	14,288
Sanchez Energy Corp., 6.125%, 1/15/23		20,000	16,975
Shell International Finance BV, 2.375%, 8/21/22		100,000	99,400
Shell International Finance BV, 3.625%, 8/21/42		120,000	116,159
Shell International Finance BV, 4.55%, 8/12/43		6,000	6,612
SM Energy Co., 5.00%, 1/15/24		25,000	24,063
Southwestern Energy Co., 6.70%, 1/23/25		15,000	15,638
Statoil ASA, 3.95%, 5/15/43		102,000	104,067
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		50,000	49,750
Suncor Energy, Inc., 6.50%, 6/15/38		20,000	26,397
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20		25,000	25,734
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23		19,000	20,164
Total Capital Canada Ltd., 2.75%, 7/15/23		10,000	10,099
TOTAL SA, MTN, VRN, 2.25%, 2/26/21(4)	EUR	100,000	124,114
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(3)		$87,000	85,621
Whiting Petroleum Corp., 5.75%, 3/15/21		55,000	55,412
WPX Energy, Inc., 6.00%, 1/15/22		35,000	36,225
YPF SA, 8.50%, 7/28/25		82,000	96,063
YPF SA, 6.95%, 7/21/27		82,000	87,842
			5,571,011
Paper and Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 3.875%, 11/2/27(3)		90,000	89,100
Fibria Overseas Finance Ltd., 4.00%, 1/14/25		55,000	54,674
International Paper Co., 4.40%, 8/15/47		80,000	82,081
Suzano Austria GmbH, 5.75%, 7/14/26(3)		60,000	65,220
			291,075
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45		10,000	10,910
Actavis, Inc., 3.25%, 10/1/22		190,000	191,357
Allergan Funding SCS, 3.85%, 6/15/24		80,000	81,925
Allergan Funding SCS, 4.55%, 3/15/35		80,000	83,247
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(3)		80,000	62,800
Quintiles IMS, Inc., 4.875%, 5/15/23(3)		30,000	31,200
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		80,000	78,775
54

	Shares/ Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	$100,000	$91,970
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	30,000	25,069
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(3)	30,000	30,075
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(3)	65,000	55,981
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(3)	15,000	16,106
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(3)	85,000	73,206
Zoetis, Inc., 3.00%, 9/12/27	50,000	48,513
		881,134
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(3)	10,000	9,100
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	142,000	146,696
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	90,000	105,178
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	16,000	17,720
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	40,000	42,935
CSX Corp., 3.40%, 8/1/24	110,000	113,073
CSX Corp., 3.25%, 6/1/27	50,000	49,886
Norfolk Southern Corp., 5.75%, 4/1/18	17,000	17,209
Union Pacific Corp., 4.75%, 9/15/41	120,000	138,709
		631,406
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.50%, 8/15/22	16,000	18,160
Micron Technology, Inc., 5.50%, 2/1/25	10,000	10,603
QUALCOMM, Inc., 3.25%, 5/20/27	80,000	77,006
Sensata Technologies BV, 5.00%, 10/1/25(3)	20,000	21,450
		127,219
Software — 0.2%
Infor US, Inc., 6.50%, 5/15/22	60,000	62,100
Microsoft Corp., 2.70%, 2/12/25	210,000	209,255
Microsoft Corp., 3.125%, 11/3/25	60,000	61,225
Microsoft Corp., 3.45%, 8/8/36	50,000	50,527
Microsoft Corp., 4.25%, 2/6/47	160,000	178,441
Oracle Corp., 2.50%, 10/15/22	200,000	199,804
Oracle Corp., 3.625%, 7/15/23	60,000	63,057
Oracle Corp., 2.65%, 7/15/26	180,000	174,672
Oracle Corp., 4.30%, 7/8/34	20,000	21,852
Oracle Corp., 4.00%, 7/15/46	70,000	72,502
Quintiles IMS, Inc., 5.00%, 10/15/26(3)	10,000	10,500
Rackspace Hosting, Inc., 8.625%, 11/15/24(3)	35,000	37,625
Tencent Holdings Ltd., 3.80%, 2/11/25(3)	61,000	63,392
		1,204,952
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	45,000	47,137

55

	Shares/ Principal Amount	Value
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(3)	$15,000	$15,150
Beacon Escrow Corp., 4.875%, 11/1/25(3)	20,000	20,438
Herc Rentals, Inc., 7.50%, 6/1/22(3)	18,000	19,485
Hertz Corp. (The), 6.25%, 10/15/22	40,000	38,400
Home Depot, Inc. (The), 3.75%, 2/15/24	70,000	73,762
Home Depot, Inc. (The), 5.95%, 4/1/41	180,000	238,196
Lowe's Cos., Inc., 3.10%, 5/3/27	80,000	79,627
Michaels Stores, Inc., 5.875%, 12/15/20(3)	30,000	30,525
Party City Holdings, Inc., 6.125%, 8/15/23(3)	25,000	26,188
PetSmart, Inc., 7.125%, 3/15/23(3)	60,000	43,950
PetSmart, Inc., 5.875%, 6/1/25(3)	10,000	8,650
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	10,000	10,125
Sonic Automotive, Inc., 5.00%, 5/15/23	25,000	24,375
United Rentals North America, Inc., 4.625%, 7/15/23	105,000	108,544
United Rentals North America, Inc., 5.75%, 11/15/24	20,000	21,175
United Rentals North America, Inc., 5.50%, 7/15/25	45,000	48,037
United Rentals North America, Inc., 5.50%, 5/15/27	15,000	15,938
		869,702
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.85%, 5/6/21	100,000	101,798
Apple, Inc., 3.00%, 2/9/24	30,000	30,461
Apple, Inc., 2.50%, 2/9/25	220,000	214,545
Apple, Inc., 3.20%, 5/11/27	100,000	101,200
Apple, Inc., 2.90%, 9/12/27	50,000	49,414
CommScope Technologies LLC, 6.00%, 6/15/25(3)	50,000	53,750
Dell International LLC / EMC Corp., 7.125%, 6/15/24(3)	70,000	75,979
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	280,000	308,087
Dell, Inc., 5.875%, 6/15/19	25,000	26,031
NCR Corp., 5.00%, 7/15/22	20,000	20,400
Seagate HDD Cayman, 4.75%, 6/1/23	90,000	91,294
Western Digital Corp., 10.50%, 4/1/24	30,000	34,894
		1,107,853
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(3)	65,000	66,381
L Brands, Inc., 5.625%, 2/15/22	40,000	43,268
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	20,000	19,325
		128,974
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(3)	204,000	204,788
Transportation Infrastructure†
DP World Ltd., 6.85%, 7/2/37(3)	61,000	75,449
Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(3)	82,000	90,560
State Grid Overseas Investment 2016 Ltd., 3.50%, 5/4/27(3)	162,000	162,366
		252,926

56

		Shares/ Principal Amount	Value
Wireless Telecommunication Services — 0.2%
C&W Senior Financing Designated Activity Co., 6.875%, 9/15/27(3)		$82,000	$86,254
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24		82,000	85,533
Digicel Group Ltd., 8.25%, 9/30/20		40,000	38,640
Millicom International Cellular SA, 5.125%, 1/15/28(3)		102,000	101,225
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(3)		112,000	120,343
Sprint Communications, Inc., 6.00%, 11/15/22		20,000	20,225
Sprint Corp., 7.25%, 9/15/21		85,000	90,737
Sprint Corp., 7.875%, 9/15/23		35,000	37,800
Sprint Corp., 7.125%, 6/15/24		70,000	72,756
T-Mobile USA, Inc., 6.625%, 4/1/23		55,000	57,662
T-Mobile USA, Inc., 6.375%, 3/1/25		30,000	32,279
T-Mobile USA, Inc., 6.50%, 1/15/26		10,000	10,984
VEON Holdings BV, 5.20%, 2/13/19(3)		123,000	126,715
			881,153
TOTAL CORPORATE BONDS (Cost $68,479,744)			70,463,149
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.5%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27		$87,000	95,222
Australia — 0.2%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,012,000	786,340
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	216,688
			1,003,028
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(3)	EUR	126,000	177,329
Republic of Austria Government Bond, 0.75%, 10/20/26(3)	EUR	140,000	171,394
Republic of Austria Government Bond, 4.15%, 3/15/37(3)	EUR	101,000	184,150
			532,873
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(3)	EUR	47,000	88,558
Canada — 0.4%
Canadian Government Bond, 3.75%, 6/1/19	CAD	348,000	279,126
Canadian Government Bond, 4.00%, 6/1/41	CAD	240,000	245,696
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	302,000	246,371
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	550,991
Province of Quebec Canada, 3.00%, 9/1/23	CAD	380,000	308,032
Province of Quebec Canada, 5.75%, 12/1/36	CAD	305,000	335,773
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	34,630
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	88,230
			2,088,849
Chile — 0.2%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	565,000,000	872,759

57

		Shares/ Principal Amount	Value
China†
Avi Funding Co. Ltd., 3.80%, 9/16/25 (Export-Import Bank of China)(3)		$102,000	$104,588
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37		$200,000	268,200
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	117,140
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	632,000	101,763
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	70,839
			172,602
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(3)	EUR	173,000	264,834
France — 0.5%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	1,070,000	1,417,567
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	199,000	361,636
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	358,000	589,290
			2,368,493
Germany — 0.5%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	123,000	151,451
Bundesrepublik Deutschland, 0.00%, 8/15/26(7)	EUR	428,000	500,017
Bundesrepublik Deutschland, 0.25%, 2/15/27	EUR	923,000	1,094,841
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	181,000	311,560
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	176,000	370,160
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	136,000	213,904
			2,641,933
Hungary†
Hungary Government Bond, 6.75%, 10/22/28	HUF	9,200,000	50,030
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	280,103
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	1,148,000	1,384,804
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,016,000	1,261,737
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(3)	EUR	450,000	721,883
			3,368,424
Japan — 2.1%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	140,450,000	1,304,895
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	210,200,000	1,960,849
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	159,950,000	1,900,667
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	153,100,000	1,749,229
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	41,200,000	422,415
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	323,250,000	3,412,434
			10,750,489
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	955,000	231,367

58

		Shares/ Principal Amount	Value
Mexico — 0.3%
Mexican Bonos, 6.50%, 6/9/22	MXN	7,950,000	$416,387
Mexican Bonos, 10.00%, 11/20/36	MXN	10,090,000	676,580
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	419,300
			1,512,267
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(3)(7)	EUR	95,000	114,775
Netherlands Government Bond, 0.50%, 7/15/26(3)	EUR	367,000	444,017
Netherlands Government Bond, 2.75%, 1/15/47(3)	EUR	63,000	103,675
			662,467
New Zealand — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	867,000	615,834
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	585,000	175,986
Russia — 0.1%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	347,966
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	313,000	246,479
South Africa — 0.2%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	14,917,000	1,164,220
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$75,000	78,949
			1,243,169
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(3)	EUR	5,000	7,273
Spain Government Bond, 1.60%, 4/30/25(3)	EUR	137,000	171,084
Spain Government Bond, 5.15%, 10/31/28(3)	EUR	16,000	25,822
Spain Government Bond, 5.15%, 10/31/44(3)	EUR	24,000	42,344
			246,523
Sweden†
Sweden Government Bond, 2.50%, 5/12/25	SEK	1,610,000	223,956
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	290,200
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	77,000	109,647
			399,847
Thailand — 0.1%
Thailand Government Bond, 3.85%, 12/12/25	THB	8,800,000	301,122
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$90,000	96,850
United Kingdom — 0.5%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	123,000	173,667
United Kingdom Gilt, 1.50%, 7/22/26	GBP	556,000	768,142
United Kingdom Gilt, 4.50%, 12/7/42	GBP	403,000	827,246
United Kingdom Gilt, 4.25%, 12/7/49	GBP	137,000	292,905

59

		Shares/ Principal Amount	Value
United Kingdom Gilt, 4.25%, 12/7/55	GBP	208,000	$475,550
			2,537,510
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $32,649,237)			33,909,468
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(8) — 5.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(9) — 0.8%
FHLMC, VRN, 1.82%, 12/15/17		$37,901	39,145
FHLMC, VRN, 1.91%, 12/15/17		64,154	66,227
FHLMC, VRN, 2.02%, 12/15/17		84,123	87,195
FHLMC, VRN, 2.32%, 12/15/17		214,456	214,966
FHLMC, VRN, 2.38%, 12/15/17		513,792	517,980
FHLMC, VRN, 3.08%, 12/15/17		345,854	353,936
FHLMC, VRN, 3.15%, 12/15/17		191,343	202,273
FHLMC, VRN, 3.18%, 12/15/17		110,273	116,589
FHLMC, VRN, 3.32%, 12/15/17		47,382	49,846
FHLMC, VRN, 3.62%, 12/15/17		13,269	14,080
FHLMC, VRN, 3.63%, 12/15/17		15,889	16,621
FHLMC, VRN, 3.65%, 12/15/17		42,461	43,917
FHLMC, VRN, 4.06%, 12/15/17		84,169	87,570
FHLMC, VRN, 4.06%, 12/15/17		63,461	65,893
FNMA, VRN, 2.63%, 12/25/17		122,905	124,345
FNMA, VRN, 2.71%, 12/25/17		16,909	17,172
FNMA, VRN, 2.95%, 12/25/17		93,482	97,081
FNMA, VRN, 2.95%, 12/25/17		144,455	150,231
FNMA, VRN, 2.95%, 12/25/17		100,192	104,178
FNMA, VRN, 2.95%, 12/25/17		187,370	194,826
FNMA, VRN, 3.01%, 12/25/17		16,343	16,978
FNMA, VRN, 3.18%, 12/25/17		193,766	197,764
FNMA, VRN, 3.18%, 12/25/17		89,036	93,747
FNMA, VRN, 3.20%, 12/25/17		302,117	307,685
FNMA, VRN, 3.21%, 12/25/17		93,187	94,923
FNMA, VRN, 3.26%, 12/25/17		383,090	394,243
FNMA, VRN, 3.32%, 12/25/17		25,833	26,921
FNMA, VRN, 3.32%, 12/25/17		76,352	78,797
FNMA, VRN, 3.40%, 12/25/17		39,157	41,105
FNMA, VRN, 3.53%, 12/25/17		102,011	106,015
FNMA, VRN, 3.93%, 12/25/17		96,338	99,857
			4,022,106
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 5.0%
FHLMC, 4.50%, 1/1/19		24,837	25,222
FHLMC, 8.00%, 7/1/30		2,830	3,332
FHLMC, 6.50%, 5/1/31		7,784	8,622
FHLMC, 5.50%, 12/1/33		82,431	92,550
FHLMC, 5.50%, 1/1/38		139,295	154,684
FHLMC, 6.00%, 2/1/38		163,955	185,828
FHLMC, 6.00%, 11/1/38		124,076	139,842
FNMA, 3.00%, 12/13/17(10)		1,250,000	1,246,387

60

	Shares/ Principal Amount	Value
FNMA, 3.50%, 12/13/17(10)	$3,050,000	$3,126,312
FNMA, 4.00%, 12/13/17(10)	1,805,000	1,885,520
FNMA, 4.50%, 12/13/17(10)	250,000	265,831
FNMA, 5.00%, 9/1/20	62,495	63,759
FNMA, 7.00%, 6/1/26	288	318
FNMA, 6.50%, 6/1/29	10,282	11,395
FNMA, 7.00%, 7/1/29	839	854
FNMA, 7.00%, 3/1/30	4,709	5,078
FNMA, 7.50%, 9/1/30	3,294	3,920
FNMA, 6.50%, 9/1/31	19,335	21,437
FNMA, 7.00%, 9/1/31	8,828	9,593
FNMA, 6.50%, 1/1/32	3,802	4,216
FNMA, 5.50%, 6/1/33	69,002	76,905
FNMA, 5.50%, 8/1/33	338,874	378,063
FNMA, 5.50%, 9/1/33	90,954	101,938
FNMA, 5.00%, 11/1/33	321,725	351,637
FNMA, 5.50%, 1/1/34	281,997	314,627
FNMA, 4.50%, 9/1/35	162,344	173,434
FNMA, 5.00%, 2/1/36	281,389	307,613
FNMA, 5.50%, 4/1/36	49,658	55,370
FNMA, 5.00%, 10/1/36	26,335	28,499
FNMA, 5.50%, 12/1/36	103,117	114,605
FNMA, 5.50%, 1/1/37	320,592	356,886
FNMA, 6.50%, 8/1/37	96,314	105,888
FNMA, 5.00%, 4/1/40	575,870	624,777
FNMA, 4.00%, 1/1/41	777,422	825,832
FNMA, 5.00%, 6/1/41	477,638	518,211
FNMA, 4.50%, 7/1/41	388,650	418,333
FNMA, 4.50%, 9/1/41	938,326	1,005,972
FNMA, 4.50%, 9/1/41	297,199	318,289
FNMA, 4.00%, 12/1/41	747,610	790,690
FNMA, 4.00%, 1/1/42	453,563	476,101
FNMA, 3.50%, 5/1/42	909,494	936,864
FNMA, 3.50%, 6/1/42	584,980	603,576
FNMA, 3.00%, 11/1/42	1,100,499	1,103,717
FNMA, 3.50%, 5/1/45	697,823	717,965
FNMA, 3.50%, 2/1/46	1,680,522	1,728,987
FNMA, 6.50%, 8/1/47	16,153	17,419
FNMA, 6.50%, 9/1/47	18,982	20,402
FNMA, 6.50%, 9/1/47	1,389	1,496
FNMA, 6.50%, 9/1/47	27,428	29,499
FNMA, 6.50%, 9/1/47	7,316	7,850
GNMA, 2.50%, 12/20/17(10)	50,000	48,731
GNMA, 3.00%, 12/20/17(10)	1,100,000	1,108,508
GNMA, 3.50%, 12/20/17(10)	175,000	180,920
GNMA, 4.00%, 12/20/17(10)	1,100,000	1,148,383
GNMA, 7.00%, 1/15/24	1,145	1,210

61

	Shares/ Principal Amount	Value
GNMA, 8.00%, 7/15/24	$4,035	$4,187
GNMA, 8.00%, 9/15/24	3,097	3,238
GNMA, 9.00%, 4/20/25	635	703
GNMA, 7.00%, 9/15/25	6,373	6,538
GNMA, 7.50%, 10/15/25	4,053	4,146
GNMA, 7.50%, 2/15/26	9,799	10,612
GNMA, 8.25%, 7/15/26	25,298	25,816
GNMA, 7.00%, 12/15/27	13,965	14,088
GNMA, 6.50%, 2/15/28	4,492	4,996
GNMA, 6.50%, 3/15/28	8,926	9,924
GNMA, 6.50%, 4/15/28	1,077	1,198
GNMA, 6.00%, 10/15/28	18,745	21,034
GNMA, 7.00%, 5/15/31	6,747	7,789
GNMA, 5.50%, 11/15/32	47,583	53,098
GNMA, 6.50%, 10/15/38	561,264	658,747
GNMA, 4.50%, 5/20/41	447,983	477,209
GNMA, 4.50%, 6/15/41	237,910	255,939
GNMA, 4.00%, 12/15/41	900,767	947,407
GNMA, 3.50%, 6/20/42	378,003	393,367
GNMA, 3.50%, 7/20/42	288,609	300,075
GNMA, 3.50%, 4/20/45	122,527	126,883
GNMA, 2.50%, 7/20/46	173,049	168,843
GNMA, 2.50%, 8/20/46	543,833	530,622
		26,280,356
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $30,044,134)		30,302,462
MUNICIPAL SECURITIES — 3.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	150,343
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.10%, 12/6/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,600,000	1,600,000
Chicago Midway International Airport Rev., VRDN, 0.97%, 12/7/17, resets weekly off the remarketing agent (LOC: Bank of Montreal)	1,545,000	1,545,000
Illinois Housing Development Authority Rev., VRDN, 1.27%, 12/7/17, resets weekly off the remarketing agent (LIQ FAC: FHLB)	2,150,000	2,150,000
Kansas City Rev., VRDN, 1.30%, 12/6/17, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	1,040,000	1,040,000
Los Angeles Community College District GO, 6.68%, 8/1/36	10,000	14,035
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	42,680
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	153,114
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	13,294
New York City GO, 6.27%, 12/1/37	40,000	53,923
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	126,893
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 1.25%, 12/6/17, resets weekly off the remarketing agent (LOC: FNMA)	425,000	425,000

62

	Shares/ Principal Amount	Value
Pasadena Public Financing Authority Rev., VRDN, 1.30%, 12/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)	$2,480,000	$2,480,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	60,960
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	15,000	17,056
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.98%, 12/6/17, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)	1,500,000	1,500,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	183,366
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	180,000	231,564
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	10,000	11,959
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	95,866
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	5,000	7,392
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	127,725
State of California GO, 7.55%, 4/1/39	30,000	46,546
State of California GO, 7.30%, 10/1/39	55,000	81,638
State of California GO, (Building Bonds), 7.60%, 11/1/40	65,000	102,988
State of Connecticut GO, 1.42%, 3/15/18	960,000	958,752
State of Illinois GO, 5.10%, 6/1/33	65,000	64,710
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	70,000	90,049
State of Texas GO, 5.52%, 4/1/39	15,000	19,736
State of Washington GO, 5.14%, 8/1/40	5,000	6,278
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 1.25%, 12/7/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	1,692,000	1,692,000
Tennis for Charity, Inc. Rev., VRDN, 1.15%, 12/6/17, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	1,425,000	1,425,000
TOTAL MUNICIPAL SECURITIES (Cost $16,155,798)		16,517,867
COLLATERALIZED MORTGAGE OBLIGATIONS(8) — 2.0%
Private Sponsor Collateralized Mortgage Obligations — 1.4%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/1/17(3)(9)	135,682	138,422
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.61%, 12/1/17(9)	503,588	492,407
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.09%, 12/1/17(9)	238,043	236,144
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.41%, 12/1/17(9)	148,774	142,659
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 12/1/17(3)(9)	284,049	288,541
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 12/1/17(3)(9)	294,975	298,690
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 12/1/17(3)(9)	141,231	143,486

63

	Shares/ Principal Amount	Value
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 12/1/17(3)(9)	$291,784	$296,034
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.37%, 12/1/17(9)	870,037	890,521
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 12/1/17(9)	626,744	633,530
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/17(3)(9)	77,822	77,448
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 12/1/17(3)(9)	241,356	243,468
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 12/1/17(3)(9)	150,040	152,437
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 12/1/17(3)(9)	229,626	238,578
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 12/1/17(3)(9)	106,026	107,869
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 12/1/17(3)(9)	188,642	191,655
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 12/1/17(3)(9)	489,811	498,323
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 12/1/17(3)(9)	244,478	249,330
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 12/1/17(3)(9)	48,278	49,397
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/1/17(3)(9)	200,000	204,850
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 12/1/17(3)(9)	92,828	90,812
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.07%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.74%	380,303	363,409
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.07%, 12/1/17(9)	198,434	195,611
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.23%, 12/1/17(9)	111,436	112,353
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.32%, 12/1/17(9)	43,745	45,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.42%, 12/1/17(9)	75,958	78,328
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.36%, 12/1/17(9)	522,412	527,144
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	30,013	29,818
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.34%, 12/1/17(9)	84,106	82,130
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 12/1/17(9)	77,119	77,185
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.59%, 12/1/17(9)	20,124	19,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	178,434	177,782
		7,372,883
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	50,000	50,509
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.20%	203,506	206,352

64

	Shares/ Principal Amount	Value
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.13%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.80%	$145,451	$146,037
FHLMC, Series KF29, Class A, VRN, 1.60%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.36%	692,077	692,609
FHLMC, Series KF32, Class A, VRN, 1.61%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.37%	574,935	575,759
FNMA, Series 2014-C02, Class 1M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	120,000	126,424
FNMA, Series 2014-C02, Class 2M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	275,000	286,992
FNMA, Series 2016-C04, Class 1M1, VRN, 2.78%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.45%	171,124	172,901
FNMA, Series 2016-C05, Class 2M1, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	98,069	98,694
FNMA, Series 2017-C01, Class 1M1, VRN, 2.63%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.30%	229,126	231,219
FNMA, Series 2017-C03, Class 1M2, VRN, 4.33%, 12/26/17, resets monthly off the 1-month LIBOR plus 3.00%	135,000	139,934
FNMA, Series 2017-C05, Class 1M2, VRN, 3.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.20%	50,000	49,815
FNMA, Series 2017-C06, Class 1M1, VRN, 2.08%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.75%	133,330	133,664
FNMA, Series 2017-C06, Class 2M1, VRN, 2.08%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.75%	146,638	147,022
		3,057,931
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,393,677)		10,430,814
ASSET-BACKED SECURITIES(8) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(3)	613,000	615,598
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	75,000	75,507
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	254,508	253,619
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, VRN, 1.91%, 12/22/17, resets monthly off the 1-month LIBOR plus 0.62%	400,000	404,652
Colony American Homes, Series 2014-2A, Class A, VRN, 2.20%, 12/17/17, resets monthly off the 1-month LIBOR plus 0.95%(3)	166,151	166,585
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.50%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.25%(3)	656,830	661,265
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	148,863	148,782
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	130,062	130,040
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(3)	250,000	250,392
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(3)	425,000	424,539
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	45,183	44,924
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	221,989	218,897
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	220,753	219,843

65

	Shares/ Principal Amount	Value
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	$226,894	$226,686
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	473,776	473,904
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	154,646	154,279
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	159,467	157,492
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	437,312	433,536
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.67%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.40%(3)	275,000	277,973
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 8/17/34(3)	99,829	99,271
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	178,957	178,963
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(3)	195,177	195,103
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, VRN, 2.28%, 12/20/17(3)(9)	24,622	24,622
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	173,712	173,398
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	145,990	145,650
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(3)	197,183	196,480
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	55,298	55,073
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 12/1/17(3)(9)	126,832	129,372
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 12/1/17(3)(9)	134,002	134,336
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 12/1/17(3)(9)	161,154	161,223
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 12/1/17(3)(9)	450,000	451,290
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	61,815	64,566
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	448,606	445,406
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	453,322	448,451
TOTAL ASSET-BACKED SECURITIES (Cost $8,243,945)		8,241,717
COMMERCIAL MORTGAGE-BACKED SECURITIES(8) — 1.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.04%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.80%(3)	450,000	450,400
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	500,000	506,223
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	425,000	431,879
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(3)	325,000	328,399

66

	Shares/ Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/17(9)	$375,000	$400,786
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/17(9)	425,000	450,461
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 12/1/17(9)	108,000	113,651
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/17(9)	375,000	394,801
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/17(9)	125,000	127,373
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/17(9)	75,000	80,248
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 12/1/17(9)	350,000	362,014
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(3)	75,000	76,347
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	500,000	507,870
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, 3.67%, 11/15/27	50,000	51,500
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.95%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.70%(3)	550,000	551,018
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	100,000	101,498
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 12/1/17(9)	325,000	331,483
GS Mortgage Securities Trust, Series 2016-GS2, Class A3 SEQ, 2.79%, 5/10/49	125,000	123,118
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	400,000	392,070
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/11/17(3)(9)	450,000	458,510
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	100,000	102,315
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.15%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.90%(3)	850,000	850,587
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	200,000	195,726
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS SEQ, 3.06%, 8/15/49	100,000	97,602
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	100,000	98,919
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	125,000	126,522
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	445,000	447,406
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,101,313)		8,158,726
COMMERCIAL PAPER(11) — 1.1%
Canadian Imperial Bank of Commerce, 1.34%, 12/1/17	950,000	950,005
Massachusetts Education Financing Authority, 1.30%, 12/5/17	1,600,000	1,599,984
State of California, 1.24%, 12/7/17	1,500,000	1,499,970

67

	Shares/ Principal Amount	Value
Toronto-Dominion Bank, 1.49%, 3/14/18	$750,000	$746,732
University of Texas System (The), 1.20%, 12/4/17	1,000,000	1,000,000
TOTAL COMMERCIAL PAPER (Cost $5,796,867)		5,796,691
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE ETF	800	56,088
iShares MSCI EAFE Value ETF	5,500	304,700
iShares MSCI Japan ETF	330	19,770
iShares Russell 1000 Growth ETF	313	41,876
iShares Russell 1000 Value ETF	6,420	789,853
iShares Russell 2000 Value ETF	189	24,151
iShares Russell Mid-Cap Growth ETF	1,464	176,017
iShares Russell Mid-Cap Value ETF	9,781	865,716
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,045,939)		2,278,171
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FNMA, 2.125%, 4/24/26	$110,000	106,642
FNMA, 6.625%, 11/15/30	1,280,000	1,805,618
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,757,812)		1,912,260
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $23,556)	458	25,969
TEMPORARY CASH INVESTMENTS — 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,334,798	15,334,798
U.S. Treasury Bills, 1.30%, 5/3/18(2)(11)	$100,000	99,443
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,434,256)		15,434,241
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $467,172,202)		528,850,503
OTHER ASSETS AND LIABILITIES — (1.5)%		(7,839,724)
TOTAL NET ASSETS — 100.0%		$521,010,779

68

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	585,381	USD	32,535	Goldman Sachs & Co.	12/20/17	$973
ARS	629,620	USD	34,993	Goldman Sachs & Co.	12/20/17	1,046
USD	31,733	ARS	575,878	Goldman Sachs & Co.	12/20/17	(1,230)
USD	34,292	ARS	622,318	Goldman Sachs & Co.	12/20/17	(1,330)
AUD	176,659	USD	141,582	JPMorgan Chase Bank N.A.	12/20/17	(7,971)
AUD	6,198	USD	4,970	JPMorgan Chase Bank N.A.	12/20/17	(282)
AUD	8,264	USD	6,627	JPMorgan Chase Bank N.A.	12/20/17	(377)
AUD	4,547	USD	3,620	JPMorgan Chase Bank N.A.	12/20/17	(181)
AUD	16,145	USD	12,853	JPMorgan Chase Bank N.A.	12/20/17	(642)
AUD	5,213	USD	4,128	JPMorgan Chase Bank N.A.	12/20/17	(186)
AUD	9,039	USD	7,174	JPMorgan Chase Bank N.A.	12/20/17	(337)
AUD	7,169	USD	5,690	JPMorgan Chase Bank N.A.	12/20/17	(268)
AUD	14,317	USD	11,214	JPMorgan Chase Bank N.A.	12/20/17	(386)
AUD	4,577	USD	3,588	JPMorgan Chase Bank N.A.	12/20/17	(126)
AUD	21,408	USD	16,783	JPMorgan Chase Bank N.A.	12/20/17	(592)
AUD	7,339	USD	5,723	JPMorgan Chase Bank N.A.	12/20/17	(172)
AUD	9,141	USD	7,186	JPMorgan Chase Bank N.A.	12/20/17	(272)
AUD	8,111	USD	6,376	JPMorgan Chase Bank N.A.	12/20/17	(241)
AUD	4,603	USD	3,591	JPMorgan Chase Bank N.A.	12/20/17	(109)
AUD	5,099	USD	3,977	JPMorgan Chase Bank N.A.	12/20/17	(121)
AUD	13,825	USD	10,643	JPMorgan Chase Bank N.A.	12/20/17	(187)
AUD	8,147	USD	6,221	JPMorgan Chase Bank N.A.	12/20/17	(59)
AUD	9,415	USD	7,267	JPMorgan Chase Bank N.A.	12/20/17	(146)
AUD	153,575	USD	118,470	JPMorgan Chase Bank N.A.	12/20/17	(2,317)
AUD	4,712	USD	3,604	JPMorgan Chase Bank N.A.	12/20/17	(40)
AUD	5,792	USD	4,430	JPMorgan Chase Bank N.A.	12/20/17	(49)
USD	409,252	AUD	510,643	JPMorgan Chase Bank N.A.	12/20/17	23,040
USD	10,001	AUD	12,453	JPMorgan Chase Bank N.A.	12/20/17	582
USD	5,726	AUD	7,159	JPMorgan Chase Bank N.A.	12/20/17	311
USD	4,908	AUD	6,136	JPMorgan Chase Bank N.A.	12/20/17	267
USD	3,659	AUD	4,538	JPMorgan Chase Bank N.A.	12/20/17	227
USD	9,266	AUD	11,675	JPMorgan Chase Bank N.A.	12/20/17	435
USD	12,056	AUD	15,342	JPMorgan Chase Bank N.A.	12/20/17	453
USD	11,235	AUD	14,311	JPMorgan Chase Bank N.A.	12/20/17	411
USD	3,704	AUD	4,720	JPMorgan Chase Bank N.A.	12/20/17	134
USD	3,600	AUD	4,587	JPMorgan Chase Bank N.A.	12/20/17	131
USD	5,583	AUD	7,175	JPMorgan Chase Bank N.A.	12/20/17	156
USD	3,629	AUD	4,601	JPMorgan Chase Bank N.A.	12/20/17	149
USD	5,564	AUD	7,100	JPMorgan Chase Bank N.A.	12/20/17	194
USD	7,759	AUD	9,909	JPMorgan Chase Bank N.A.	12/20/17	264
USD	3,600	AUD	4,598	JPMorgan Chase Bank N.A.	12/20/17	123
USD	28,142	AUD	36,758	JPMorgan Chase Bank N.A.	12/20/17	341
USD	11,726	AUD	15,316	JPMorgan Chase Bank N.A.	12/20/17	142
USD	131,023	AUD	170,815	JPMorgan Chase Bank N.A.	12/20/17	1,831
USD	13,453	AUD	17,429	JPMorgan Chase Bank N.A.	12/20/17	271

69

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,507	AUD	18,903	JPMorgan Chase Bank N.A.	12/20/17	$211
USD	5,485	AUD	7,184	JPMorgan Chase Bank N.A.	12/20/17	52
USD	4,701	AUD	6,157	JPMorgan Chase Bank N.A.	12/20/17	44
USD	3,635	AUD	4,740	JPMorgan Chase Bank N.A.	12/20/17	50
USD	87,677	AUD	114,578	JPMorgan Chase Bank N.A.	12/20/17	1,019
USD	103,109	AUD	134,745	JPMorgan Chase Bank N.A.	12/20/17	1,198
USD	110,753	AUD	145,417	JPMorgan Chase Bank N.A.	12/20/17	770
USD	85,361	AUD	112,077	JPMorgan Chase Bank N.A.	12/20/17	594
USD	4,294	AUD	5,670	JPMorgan Chase Bank N.A.	12/20/17	5
USD	3,719	AUD	4,911	JPMorgan Chase Bank N.A.	12/20/17	5
BRL	20,952	USD	6,618	Morgan Stanley	12/20/17	(228)
BRL	11,383	USD	3,595	Morgan Stanley	12/20/17	(124)
BRL	20,901	USD	6,570	Morgan Stanley	12/20/17	(197)
BRL	33,763	USD	10,614	Morgan Stanley	12/20/17	(318)
BRL	10,574	USD	3,309	Morgan Stanley	12/20/17	(84)
BRL	31,797	USD	9,918	Morgan Stanley	12/20/17	(221)
BRL	34,264	USD	10,687	Morgan Stanley	12/20/17	(238)
BRL	134,304	USD	41,166	Morgan Stanley	12/20/17	(210)
BRL	119,378	USD	36,591	Morgan Stanley	12/20/17	(186)
BRL	198,499	USD	60,867	Morgan Stanley	12/20/17	(334)
BRL	162,450	USD	49,813	Morgan Stanley	12/20/17	(274)
BRL	21,625	USD	6,603	Morgan Stanley	12/20/17	(8)
BRL	23,294	USD	7,113	Morgan Stanley	12/20/17	(9)
BRL	139,104	USD	41,918	Morgan Stanley	12/20/17	502
BRL	153,555	USD	46,272	Morgan Stanley	12/20/17	554
BRL	47,380	USD	14,316	Morgan Stanley	12/20/17	132
BRL	37,646	USD	11,375	Morgan Stanley	12/20/17	105
USD	91,074	BRL	284,544	Morgan Stanley	12/20/17	4,302
USD	90,071	BRL	281,408	Morgan Stanley	12/20/17	4,255
USD	10,835	BRL	33,917	Morgan Stanley	12/20/17	492
USD	13,418	BRL	42,005	Morgan Stanley	12/20/17	609
USD	14,318	BRL	47,028	Morgan Stanley	12/20/17	(23)
USD	18,235	BRL	59,893	Morgan Stanley	12/20/17	(29)
USD	17,121	BRL	56,300	Morgan Stanley	12/20/17	(48)
USD	7,201	BRL	23,680	Morgan Stanley	12/20/17	(20)
CAD	8,951	USD	7,369	JPMorgan Chase Bank N.A.	12/20/17	(429)
CAD	8,840	USD	7,280	JPMorgan Chase Bank N.A.	12/20/17	(426)
CAD	23,488	USD	19,203	JPMorgan Chase Bank N.A.	12/20/17	(992)
CAD	12,510	USD	10,134	JPMorgan Chase Bank N.A.	12/20/17	(434)
CAD	31,045	USD	25,187	JPMorgan Chase Bank N.A.	12/20/17	(1,117)
CAD	12,785	USD	10,372	JPMorgan Chase Bank N.A.	12/20/17	(460)
CAD	8,456	USD	6,839	JPMorgan Chase Bank N.A.	12/20/17	(283)
CAD	4,452	USD	3,601	JPMorgan Chase Bank N.A.	12/20/17	(149)
CAD	17,878	USD	14,303	JPMorgan Chase Bank N.A.	12/20/17	(441)
CAD	20,656	USD	16,525	JPMorgan Chase Bank N.A.	12/20/17	(510)
CAD	1,111,504	USD	884,468	JPMorgan Chase Bank N.A.	12/20/17	(22,671)

70

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,111,505	USD	884,469	JPMorgan Chase Bank N.A.	12/20/17	$(22,671)
CAD	11,166	USD	8,910	JPMorgan Chase Bank N.A.	12/20/17	(252)
CAD	8,977	USD	7,163	JPMorgan Chase Bank N.A.	12/20/17	(203)
CAD	4,500	USD	3,591	JPMorgan Chase Bank N.A.	12/20/17	(102)
CAD	4,387	USD	3,490	JPMorgan Chase Bank N.A.	12/20/17	(88)
CAD	11,454	USD	9,062	JPMorgan Chase Bank N.A.	12/20/17	(182)
CAD	11,533	USD	8,940	JPMorgan Chase Bank N.A.	12/20/17	2
CAD	17,240	USD	13,379	JPMorgan Chase Bank N.A.	12/20/17	(12)
CAD	285,629	USD	221,854	JPMorgan Chase Bank N.A.	12/20/17	(393)
CAD	11,438	USD	8,934	JPMorgan Chase Bank N.A.	12/20/17	(65)
CAD	4,599	USD	3,599	JPMorgan Chase Bank N.A.	12/20/17	(33)
CAD	2,235	USD	1,750	JPMorgan Chase Bank N.A.	12/20/17	(17)
CAD	14,147	USD	11,261	Morgan Stanley	12/29/17	(290)
CAD	18,114	USD	14,518	Morgan Stanley	12/29/17	(471)
CAD	2,930	USD	2,316	Morgan Stanley	12/29/17	(44)
CAD	742	USD	575	Morgan Stanley	12/29/17	—
CAD	27,492	USD	21,540	Morgan Stanley	12/29/17	(221)
CAD	27,010	USD	21,163	Morgan Stanley	12/29/17	(217)
CAD	764	USD	598	Morgan Stanley	12/29/17	(5)
CAD	734	USD	577	Morgan Stanley	12/29/17	(7)
CAD	2,438	USD	1,914	Morgan Stanley	12/29/17	(24)
USD	927,662	CAD	1,127,949	JPMorgan Chase Bank N.A.	12/20/17	53,115
USD	1,727,708	CAD	2,100,729	JPMorgan Chase Bank N.A.	12/20/17	98,923
USD	15,319	CAD	18,583	JPMorgan Chase Bank N.A.	12/20/17	911
USD	20,824	CAD	25,692	JPMorgan Chase Bank N.A.	12/20/17	904
USD	3,367	CAD	4,194	JPMorgan Chase Bank N.A.	12/20/17	116
USD	1,684	CAD	2,097	JPMorgan Chase Bank N.A.	12/20/17	58
USD	9,892	CAD	12,285	JPMorgan Chase Bank N.A.	12/20/17	367
USD	13,616	CAD	16,965	JPMorgan Chase Bank N.A.	12/20/17	463
USD	18,903	CAD	23,652	JPMorgan Chase Bank N.A.	12/20/17	565
USD	1,689	CAD	2,111	JPMorgan Chase Bank N.A.	12/20/17	52
USD	5,067	CAD	6,332	JPMorgan Chase Bank N.A.	12/20/17	158
USD	4,065	CAD	5,069	JPMorgan Chase Bank N.A.	12/20/17	135
USD	2,597	CAD	3,238	JPMorgan Chase Bank N.A.	12/20/17	86
USD	21,538	CAD	27,754	JPMorgan Chase Bank N.A.	12/20/17	19
USD	5,139	CAD	6,624	JPMorgan Chase Bank N.A.	12/20/17	3
USD	15,418	CAD	19,873	JPMorgan Chase Bank N.A.	12/20/17	10
USD	243,951	CAD	314,385	JPMorgan Chase Bank N.A.	12/20/17	195
USD	3,493	CAD	4,462	JPMorgan Chase Bank N.A.	12/20/17	33
USD	4,367	CAD	5,578	JPMorgan Chase Bank N.A.	12/20/17	42
USD	7,272	CAD	9,256	JPMorgan Chase Bank N.A.	12/20/17	96
USD	77,810	CAD	96,220	Morgan Stanley	12/29/17	3,194
USD	488,335	CAD	603,880	Morgan Stanley	12/29/17	20,043
USD	25,412	CAD	31,425	Morgan Stanley	12/29/17	1,043
USD	474,047	CAD	586,211	Morgan Stanley	12/29/17	19,456
USD	782	CAD	982	Morgan Stanley	12/29/17	20

71

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	882	CAD	1,098	Morgan Stanley	12/29/17	$30
USD	762	CAD	955	Morgan Stanley	12/29/17	21
USD	15,265	CAD	19,083	Morgan Stanley	12/29/17	467
USD	4,879	CAD	6,083	Morgan Stanley	12/29/17	162
USD	17,928	CAD	23,010	Morgan Stanley	12/29/17	85
USD	11,552	CAD	14,826	Morgan Stanley	12/29/17	55
USD	11,471	CAD	14,533	Morgan Stanley	12/29/17	202
USD	11,676	CAD	14,792	Morgan Stanley	12/29/17	205
USD	902	CAD	1,148	Morgan Stanley	12/29/17	12
USD	1,841	CAD	2,339	Morgan Stanley	12/29/17	27
CHF	116,009	USD	122,462	Credit Suisse AG	12/20/17	(4,376)
CHF	4,505	USD	4,681	Credit Suisse AG	12/20/17	(95)
CHF	4,505	USD	4,681	Credit Suisse AG	12/20/17	(95)
CHF	3,490	USD	3,625	Credit Suisse AG	12/20/17	(72)
CHF	3,496	USD	3,601	Credit Suisse AG	12/20/17	(42)
CHF	56,504	USD	56,521	Credit Suisse AG	12/20/17	995
CHF	45,431	USD	45,668	Credit Suisse AG	12/20/17	576
CHF	86,682	USD	87,258	Credit Suisse AG	12/20/17	976
CHF	111,788	USD	112,531	Credit Suisse AG	12/20/17	1,259
CHF	11,240	USD	11,475	Credit Suisse AG	12/29/17	(23)
CHF	13,291	USD	13,389	Credit Suisse AG	12/29/17	153
USD	220,553	CHF	208,932	Credit Suisse AG	12/20/17	7,880
USD	68,643	CHF	64,592	Credit Suisse AG	12/20/17	2,894
USD	73,117	CHF	68,802	Credit Suisse AG	12/20/17	3,083
USD	3,661	CHF	3,495	Credit Suisse AG	12/20/17	103
USD	109,080	CHF	104,160	Credit Suisse AG	12/20/17	3,055
USD	101,908	CHF	97,311	Credit Suisse AG	12/20/17	2,855
USD	184,876	CHF	180,975	Credit Suisse AG	12/20/17	661
USD	169,120	CHF	165,552	Credit Suisse AG	12/20/17	604
USD	56,034	CHF	55,941	Credit Suisse AG	12/20/17	(909)
USD	14,570	CHF	14,497	Credit Suisse AG	12/20/17	(186)
USD	480,142	CHF	463,760	Credit Suisse AG	12/29/17	7,638
USD	18,528	CHF	18,000	Credit Suisse AG	12/29/17	189
USD	11,349	CHF	11,299	Credit Suisse AG	12/29/17	(163)
USD	9,880	CHF	9,782	Credit Suisse AG	12/29/17	(86)
CLP	46,018,658	USD	71,643	JPMorgan Chase Bank N.A.	12/20/17	(552)
CLP	42,043,749	USD	65,455	JPMorgan Chase Bank N.A.	12/20/17	(504)
USD	3,508	CLP	2,215,223	Goldman Sachs & Co.	12/20/17	86
USD	74,490	CLP	46,034,912	JPMorgan Chase Bank N.A.	12/20/17	3,374
USD	63,084	CLP	38,985,845	JPMorgan Chase Bank N.A.	12/20/17	2,857
USD	439,214	CLP	278,461,532	JPMorgan Chase Bank N.A.	12/20/17	9,035
USD	464,252	CLP	294,335,729	JPMorgan Chase Bank N.A.	12/20/17	9,550
USD	4,102	CLP	2,584,986	JPMorgan Chase Bank N.A.	12/20/17	109
USD	3,633	CLP	2,310,107	JPMorgan Chase Bank N.A.	12/20/17	64
USD	3,611	CLP	2,284,303	JPMorgan Chase Bank N.A.	12/20/17	82
COP	301,883,948	USD	102,394	Goldman Sachs & Co.	12/20/17	(2,476)

72

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	326,286,154	USD	110,671	Goldman Sachs & Co.	12/20/17	$(2,677)
COP	249,788,804	USD	81,697	Goldman Sachs & Co.	12/20/17	978
COP	330,562,535	USD	108,344	Goldman Sachs & Co.	12/20/17	1,066
USD	109,841	COP	327,264,398	Goldman Sachs & Co.	12/20/17	1,523
USD	98,366	COP	293,073,581	Goldman Sachs & Co.	12/20/17	1,364
CZK	132,568	USD	6,038	Goldman Sachs & Co.	12/20/17	155
USD	16,078	CZK	347,911	Goldman Sachs & Co.	12/20/17	(175)
USD	51,400	CZK	1,112,238	Goldman Sachs & Co.	12/20/17	(559)
USD	9,934	CZK	218,101	Goldman Sachs & Co.	12/20/17	(255)
DKK	378,520	USD	61,507	JPMorgan Chase Bank N.A.	12/20/17	(906)
DKK	135,686	USD	21,667	JPMorgan Chase Bank N.A.	12/20/17	56
DKK	211,068	USD	33,704	JPMorgan Chase Bank N.A.	12/20/17	88
DKK	146,151	USD	22,882	JPMorgan Chase Bank N.A.	12/20/17	517
DKK	23,127	USD	3,637	JPMorgan Chase Bank N.A.	12/20/17	65
USD	84,602	DKK	520,651	JPMorgan Chase Bank N.A.	12/20/17	1,246
USD	3,968	DKK	25,043	JPMorgan Chase Bank N.A.	12/20/17	(42)
USD	11,073	DKK	69,863	JPMorgan Chase Bank N.A.	12/20/17	(112)
USD	19,774	DKK	124,755	JPMorgan Chase Bank N.A.	12/20/17	(199)
USD	29,324	DKK	187,380	JPMorgan Chase Bank N.A.	12/20/17	(676)
USD	7,286	DKK	46,041	JPMorgan Chase Bank N.A.	12/20/17	(85)
USD	7,701	DKK	48,029	JPMorgan Chase Bank N.A.	12/20/17	12
EUR	155,848	USD	182,164	JPMorgan Chase Bank N.A.	12/20/17	3,532
EUR	3,105,962	USD	3,623,446	JPMorgan Chase Bank N.A.	12/20/17	77,380
EUR	6,625	USD	7,703	JPMorgan Chase Bank N.A.	12/20/17	191
EUR	8,133	USD	9,456	JPMorgan Chase Bank N.A.	12/20/17	234
EUR	12,205	USD	14,191	JPMorgan Chase Bank N.A.	12/20/17	352
EUR	14,112	USD	16,379	JPMorgan Chase Bank N.A.	12/20/17	436
EUR	276,102	USD	320,778	JPMorgan Chase Bank N.A.	12/20/17	8,205
EUR	19,766	USD	23,088	JPMorgan Chase Bank N.A.	12/20/17	463
EUR	31,085	USD	36,310	JPMorgan Chase Bank N.A.	12/20/17	729
EUR	13,422	USD	15,674	JPMorgan Chase Bank N.A.	12/20/17	318
EUR	55,299	USD	64,580	JPMorgan Chase Bank N.A.	12/20/17	1,310
EUR	33,398	USD	39,480	JPMorgan Chase Bank N.A.	12/20/17	314
EUR	6,221	USD	7,328	JPMorgan Chase Bank N.A.	12/20/17	85
EUR	139,693	USD	164,904	JPMorgan Chase Bank N.A.	12/20/17	1,543
EUR	40,742	USD	48,095	JPMorgan Chase Bank N.A.	12/20/17	450
EUR	16,178	USD	19,090	JPMorgan Chase Bank N.A.	12/20/17	186
EUR	27,210	USD	31,967	JPMorgan Chase Bank N.A.	12/20/17	455
EUR	4,507	USD	5,293	JPMorgan Chase Bank N.A.	12/20/17	76
EUR	24,468	USD	28,899	JPMorgan Chase Bank N.A.	12/20/17	255
EUR	18,711	USD	22,357	JPMorgan Chase Bank N.A.	12/20/17	(62)
EUR	104,592	USD	124,503	JPMorgan Chase Bank N.A.	12/20/17	121
EUR	104,592	USD	124,503	JPMorgan Chase Bank N.A.	12/20/17	121
EUR	24,443	USD	29,170	JPMorgan Chase Bank N.A.	12/20/17	(46)
EUR	39,773	USD	47,465	JPMorgan Chase Bank N.A.	12/20/17	(75)
EUR	142,386	USD	169,732	JPMorgan Chase Bank N.A.	12/20/17	(77)
73

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,263	USD	8,614	UBS AG	12/29/17	$47
EUR	2,414	USD	2,847	UBS AG	12/29/17	32
EUR	8,479	USD	9,988	UBS AG	12/29/17	122
EUR	8,183	USD	9,652	UBS AG	12/29/17	105
EUR	11,184	USD	13,251	UBS AG	12/29/17	84
EUR	6,388	USD	7,597	UBS AG	12/29/17	20
EUR	5,699	USD	6,746	UBS AG	12/29/17	50
EUR	3,298	USD	3,916	UBS AG	12/29/17	16
EUR	11,459	USD	13,608	UBS AG	12/29/17	56
EUR	12,521	USD	14,840	UBS AG	12/29/17	89
EUR	7,575	USD	8,858	UBS AG	12/29/17	175
EUR	1,427	USD	1,687	UBS AG	12/29/17	15
EUR	22,882	USD	27,070	UBS AG	12/29/17	215
EUR	8,802	USD	10,378	UBS AG	12/29/17	117
EUR	4,521	USD	5,331	UBS AG	12/29/17	60
EUR	3,606	USD	4,270	UBS AG	12/29/17	30
EUR	382	USD	452	UBS AG	12/29/17	3
EUR	12,867	USD	15,343	UBS AG	12/29/17	—
EUR	1,102	USD	1,314	UBS AG	12/29/17	—
EUR	16,955	USD	20,224	UBS AG	12/29/17	(7)
USD	131,368	EUR	108,873	JPMorgan Chase Bank N.A.	12/20/17	1,643
USD	2,714	EUR	2,302	JPMorgan Chase Bank N.A.	12/20/17	(29)
USD	10,908	EUR	9,322	JPMorgan Chase Bank N.A.	12/20/17	(200)
USD	23,648	EUR	20,210	JPMorgan Chase Bank N.A.	12/20/17	(433)
USD	3,622	EUR	3,098	JPMorgan Chase Bank N.A.	12/20/17	(70)
USD	6,205,846	EUR	5,319,555	JPMorgan Chase Bank N.A.	12/20/17	(132,528)
USD	7,136	EUR	6,133	JPMorgan Chase Bank N.A.	12/20/17	(172)
USD	18,111	EUR	15,565	JPMorgan Chase Bank N.A.	12/20/17	(435)
USD	11,268	EUR	9,709	JPMorgan Chase Bank N.A.	12/20/17	(300)
USD	4,829	EUR	4,161	JPMorgan Chase Bank N.A.	12/20/17	(129)
USD	135,298	EUR	116,518	JPMorgan Chase Bank N.A.	12/20/17	(3,536)
USD	6,576	EUR	5,663	JPMorgan Chase Bank N.A.	12/20/17	(172)
USD	135,298	EUR	116,518	JPMorgan Chase Bank N.A.	12/20/17	(3,536)
USD	29,034	EUR	25,004	JPMorgan Chase Bank N.A.	12/20/17	(759)
USD	2,774	EUR	2,389	JPMorgan Chase Bank N.A.	12/20/17	(73)
USD	166,595	EUR	142,690	JPMorgan Chase Bank N.A.	12/20/17	(3,424)
USD	128,873	EUR	110,381	JPMorgan Chase Bank N.A.	12/20/17	(2,648)
USD	4,197	EUR	3,565	JPMorgan Chase Bank N.A.	12/20/17	(50)
USD	14,574	EUR	12,378	JPMorgan Chase Bank N.A.	12/20/17	(175)
USD	19,648	EUR	16,637	JPMorgan Chase Bank N.A.	12/20/17	(175)
USD	17,014	EUR	14,431	JPMorgan Chase Bank N.A.	12/20/17	(180)
USD	72,532	EUR	60,697	JPMorgan Chase Bank N.A.	12/20/17	210
USD	32,075	EUR	27,000	JPMorgan Chase Bank N.A.	12/20/17	(96)
USD	119,894	EUR	100,760	JPMorgan Chase Bank N.A.	12/20/17	(164)
USD	119,894	EUR	100,760	JPMorgan Chase Bank N.A.	12/20/17	(164)
USD	161,043	EUR	135,096	JPMorgan Chase Bank N.A.	12/20/17	73

74

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	390,824	EUR	329,734	UBS AG	12/29/17	$(2,344)
USD	133,056	EUR	112,258	UBS AG	12/29/17	(798)
USD	792,498	EUR	668,622	UBS AG	12/29/17	(4,753)
USD	11,847	EUR	9,989	UBS AG	12/29/17	(64)
USD	3,296	EUR	2,790	UBS AG	12/29/17	(31)
USD	13,430	EUR	11,329	UBS AG	12/29/17	(78)
USD	24,978	EUR	21,034	UBS AG	12/29/17	(103)
USD	18,200	EUR	15,422	UBS AG	12/29/17	(189)
USD	2,359	EUR	1,999	UBS AG	12/29/17	(25)
USD	2,348	EUR	2,019	UBS AG	12/29/17	(59)
USD	13,655	EUR	11,723	UBS AG	12/29/17	(323)
USD	20,053	EUR	17,222	UBS AG	12/29/17	(482)
USD	28,222	EUR	23,729	UBS AG	12/29/17	(72)
GBP	548,408	USD	721,305	Credit Suisse AG	12/20/17	20,820
GBP	57,332	USD	75,947	Credit Suisse AG	12/20/17	1,637
GBP	52,766	USD	69,899	Credit Suisse AG	12/20/17	1,506
GBP	8,885	USD	11,745	Credit Suisse AG	12/20/17	279
GBP	10,956	USD	14,565	Credit Suisse AG	12/20/17	261
GBP	15,380	USD	20,592	Credit Suisse AG	12/20/17	220
GBP	5,357	USD	7,263	Credit Suisse AG	12/20/17	(14)
GBP	6,738	USD	9,136	Credit Suisse AG	12/20/17	(18)
GBP	11,889	USD	16,128	Credit Suisse AG	12/20/17	(40)
GBP	15,719	USD	21,293	Credit Suisse AG	12/20/17	(22)
GBP	18,430	USD	24,863	Credit Suisse AG	12/20/17	77
GBP	8,437	USD	11,382	Credit Suisse AG	12/20/17	35
GBP	56,930	USD	76,521	Credit Suisse AG	12/20/17	519
GBP	34,631	USD	46,549	Credit Suisse AG	12/20/17	316
GBP	3,980	USD	5,364	Credit Suisse AG	12/20/17	22
GBP	5,365	USD	7,230	Credit Suisse AG	12/20/17	30
GBP	37,456	USD	50,365	Credit Suisse AG	12/20/17	321
GBP	16,071	USD	21,610	Credit Suisse AG	12/20/17	138
GBP	15,730	USD	20,667	Credit Suisse AG	12/20/17	620
GBP	16,779	USD	22,044	Credit Suisse AG	12/20/17	661
GBP	10,262	USD	13,515	Credit Suisse AG	12/20/17	372
GBP	6,162	USD	8,148	Credit Suisse AG	12/20/17	190
GBP	2,723	USD	3,601	Credit Suisse AG	12/20/17	84
GBP	34,867	USD	46,477	Credit Suisse AG	12/20/17	706
GBP	4,574	USD	6,034	Credit Suisse AG	12/20/17	155
GBP	10,913	USD	14,414	Credit Suisse AG	12/20/17	354
GBP	15,328	USD	20,211	Credit Suisse AG	12/20/17	532
GBP	3,955	USD	5,246	Credit Suisse AG	12/20/17	106
GBP	13,552	USD	17,925	Credit Suisse AG	12/20/17	414
GBP	186,406	USD	245,087	Credit Suisse AG	12/20/17	7,164
GBP	11,531	USD	15,161	Credit Suisse AG	12/20/17	443
GBP	24,465	USD	32,065	Credit Suisse AG	12/20/17	1,042
GBP	12,315	USD	16,272	Credit Suisse AG	12/20/17	393

75

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	19,907	USD	26,472	Credit Suisse AG	12/20/17	$466
GBP	266,653	USD	353,930	Credit Suisse AG	12/20/17	6,914
GBP	62,340	USD	81,802	Credit Suisse AG	12/20/17	2,557
GBP	2,320	USD	3,046	Credit Suisse AG	12/20/17	94
GBP	5,482	USD	7,226	Credit Suisse AG	12/20/17	193
GBP	3,438	USD	4,534	Credit Suisse AG	12/20/17	119
GBP	5,158	USD	6,801	Credit Suisse AG	12/20/17	178
GBP	12,023	USD	15,918	Credit Suisse AG	12/20/17	352
GBP	8,089	USD	10,954	Credit Suisse AG	12/20/17	(8)
GBP	6,627	USD	8,765	Morgan Stanley	12/29/17	206
GBP	4,379	USD	5,770	Morgan Stanley	12/29/17	159
GBP	6,820	USD	9,023	Morgan Stanley	12/29/17	210
USD	1,245,271	GBP	946,780	Credit Suisse AG	12/20/17	(35,943)
USD	27,187	GBP	20,559	Credit Suisse AG	12/20/17	(634)
USD	14,799	GBP	11,191	Credit Suisse AG	12/20/17	(345)
USD	27,861	GBP	21,075	Credit Suisse AG	12/20/17	(658)
USD	5,211	GBP	3,920	Credit Suisse AG	12/20/17	(94)
USD	11,069	GBP	8,267	Credit Suisse AG	12/20/17	(118)
USD	13,803	GBP	10,282	Credit Suisse AG	12/20/17	(111)
USD	2,301	GBP	1,714	Credit Suisse AG	12/20/17	(19)
USD	601,595	GBP	445,257	Credit Suisse AG	12/20/17	(941)
USD	564,563	GBP	417,848	Credit Suisse AG	12/20/17	(883)
USD	12,515	GBP	9,235	Credit Suisse AG	12/20/17	19
USD	27,812	GBP	20,521	Credit Suisse AG	12/20/17	42
USD	2,779	GBP	2,044	Credit Suisse AG	12/20/17	13
USD	12,508	GBP	9,199	Credit Suisse AG	12/20/17	59
USD	33,410	GBP	24,709	Credit Suisse AG	12/20/17	(27)
USD	12,697	GBP	9,422	Credit Suisse AG	12/20/17	(53)
USD	7,054	GBP	5,235	Credit Suisse AG	12/20/17	(29)
USD	27,476	GBP	20,463	Credit Suisse AG	12/20/17	(215)
USD	58,783	GBP	44,143	Credit Suisse AG	12/20/17	(953)
USD	71,451	GBP	53,656	Credit Suisse AG	12/20/17	(1,158)
USD	14,951	GBP	11,263	Credit Suisse AG	12/20/17	(289)
USD	4,078	GBP	3,072	Credit Suisse AG	12/20/17	(79)
USD	14,005	GBP	10,522	Credit Suisse AG	12/20/17	(234)
USD	7,226	GBP	5,429	Credit Suisse AG	12/20/17	(121)
USD	3,626	GBP	2,750	Credit Suisse AG	12/20/17	(96)
USD	140,611	GBP	106,243	Credit Suisse AG	12/20/17	(3,161)
USD	5,109	GBP	3,828	Credit Suisse AG	12/20/17	(71)
USD	6,022	GBP	4,558	Credit Suisse AG	12/20/17	(146)
USD	10,839	GBP	8,214	Credit Suisse AG	12/20/17	(276)
USD	4,469	GBP	3,400	Credit Suisse AG	12/20/17	(132)
USD	2,235	GBP	1,700	Credit Suisse AG	12/20/17	(66)
USD	10,796	GBP	8,188	Credit Suisse AG	12/20/17	(284)
USD	130,320	GBP	98,965	Credit Suisse AG	12/20/17	(3,603)
USD	133,255	GBP	100,448	Credit Suisse AG	12/20/17	(2,675)

76

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,899	GBP	12,040	Credit Suisse AG	12/20/17	$(394)
USD	7,243	GBP	5,485	Credit Suisse AG	12/20/17	(180)
USD	4,544	GBP	3,416	Credit Suisse AG	12/20/17	(78)
USD	2,272	GBP	1,708	Credit Suisse AG	12/20/17	(39)
USD	492,753	GBP	371,276	Credit Suisse AG	12/20/17	(9,670)
USD	4,195	GBP	3,208	Credit Suisse AG	12/20/17	(146)
USD	7,251	GBP	5,535	Credit Suisse AG	12/20/17	(239)
USD	17,663	GBP	13,422	Credit Suisse AG	12/20/17	(499)
USD	3,419	GBP	2,588	Credit Suisse AG	12/20/17	(83)
USD	7,274	GBP	5,506	Credit Suisse AG	12/20/17	(177)
USD	5,136	GBP	3,890	Credit Suisse AG	12/20/17	(128)
USD	9,403	GBP	7,128	Credit Suisse AG	12/20/17	(243)
USD	20,874	GBP	15,769	Credit Suisse AG	12/20/17	(466)
USD	204,314	GBP	151,264	Morgan Stanley	12/29/17	(473)
USD	6,630	GBP	4,990	Morgan Stanley	12/29/17	(125)
USD	5,407	GBP	4,073	Morgan Stanley	12/29/17	(107)
USD	9,162	GBP	7,002	Morgan Stanley	12/29/17	(318)
HKD	81,203	USD	10,421	Credit Suisse AG	12/20/17	(21)
HUF	5,289,879	USD	20,860	JPMorgan Chase Bank N.A.	12/20/17	(729)
HUF	4,834,312	USD	18,151	JPMorgan Chase Bank N.A.	12/20/17	247
USD	20,412	HUF	5,176,240	JPMorgan Chase Bank N.A.	12/20/17	713
USD	98,593	HUF	26,069,951	JPMorgan Chase Bank N.A.	12/20/17	(618)
USD	107,714	HUF	28,481,654	JPMorgan Chase Bank N.A.	12/20/17	(675)
USD	9,639	HUF	2,575,925	JPMorgan Chase Bank N.A.	12/20/17	(164)
USD	87,125	HUF	23,236,804	JPMorgan Chase Bank N.A.	12/20/17	(1,304)
USD	110,519	HUF	29,475,844	JPMorgan Chase Bank N.A.	12/20/17	(1,654)
IDR	2,448,999,536	USD	180,074	Goldman Sachs & Co.	12/20/17	367
IDR	1,921,539,544	USD	141,290	Goldman Sachs & Co.	12/20/17	288
IDR	2,444,178,786	USD	179,970	Goldman Sachs & Co.	12/20/17	115
IDR	1,930,378,380	USD	142,138	Goldman Sachs & Co.	12/20/17	91
IDR	2,444,178,786	USD	179,970	Goldman Sachs & Co.	12/20/17	115
IDR	1,930,378,380	USD	142,138	Goldman Sachs & Co.	12/20/17	91
IDR	48,945,023	USD	3,602	Goldman Sachs & Co.	12/20/17	4
ILS	282,551	USD	80,483	Goldman Sachs & Co.	12/20/17	404
USD	13,084	ILS	45,918	Goldman Sachs & Co.	12/20/17	(61)
INR	928,757	USD	14,128	Goldman Sachs & Co.	12/20/17	224
USD	100,644	INR	6,496,579	Goldman Sachs & Co.	12/20/17	253
USD	108,740	INR	7,019,146	Goldman Sachs & Co.	12/20/17	273
USD	3,572	INR	235,515	Goldman Sachs & Co.	12/20/17	(67)
JPY	412,198	USD	3,627	Credit Suisse AG	12/20/17	38
JPY	158,862,991	USD	1,394,654	Credit Suisse AG	12/20/17	18,138
JPY	813,461	USD	7,144	Credit Suisse AG	12/20/17	90
JPY	4,867,999	USD	42,845	Credit Suisse AG	12/20/17	447
JPY	820,546	USD	7,252	Credit Suisse AG	12/20/17	46
JPY	2,756,634	USD	24,362	Credit Suisse AG	12/20/17	154

77

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	32,440,204	USD	285,887	Credit Suisse AG	12/20/17	$2,609
JPY	40,628,993	USD	358,052	Credit Suisse AG	12/20/17	3,267
JPY	410,182	USD	3,620	Credit Suisse AG	12/20/17	28
JPY	10,781,344	USD	95,562	Credit Suisse AG	12/20/17	318
JPY	46,809,070	USD	414,900	Credit Suisse AG	12/20/17	1,380
JPY	36,952,521	USD	329,855	Credit Suisse AG	12/20/17	(1,231)
JPY	2,827,677	USD	25,226	Credit Suisse AG	12/20/17	(79)
JPY	5,273,086	USD	46,864	Credit Suisse AG	12/20/17	31
JPY	32,271,255	USD	289,684	Credit Suisse AG	12/20/17	(2,691)
JPY	2,321,266	USD	20,759	Credit Suisse AG	12/20/17	(116)
JPY	482,054	USD	4,293	Credit Suisse AG	12/29/17	(3)
JPY	795,457	USD	7,008	Credit Suisse AG	12/29/17	70
JPY	1,043,498	USD	9,255	Credit Suisse AG	12/29/17	31
JPY	800,732	USD	7,109	Credit Suisse AG	12/29/17	16
USD	56,963	JPY	6,473,821	Credit Suisse AG	12/20/17	(610)
USD	41,635	JPY	4,738,538	Credit Suisse AG	12/20/17	(506)
USD	4,611,135	JPY	525,247,526	Credit Suisse AG	12/20/17	(59,969)
USD	24,561	JPY	2,791,383	Credit Suisse AG	12/20/17	(263)
USD	9,705	JPY	1,100,486	Credit Suisse AG	12/20/17	(81)
USD	14,561	JPY	1,651,023	Credit Suisse AG	12/20/17	(122)
USD	20,977	JPY	2,378,716	Credit Suisse AG	12/20/17	(177)
USD	7,267	JPY	824,028	Credit Suisse AG	12/20/17	(61)
USD	16,901	JPY	1,915,230	Credit Suisse AG	12/20/17	(131)
USD	40,483	JPY	4,572,973	Credit Suisse AG	12/20/17	(185)
USD	14,464	JPY	1,633,124	Credit Suisse AG	12/20/17	(59)
USD	12,265	JPY	1,377,840	Credit Suisse AG	12/20/17	11
USD	19,109	JPY	2,128,889	Credit Suisse AG	12/20/17	177
USD	32,224	JPY	3,584,325	Credit Suisse AG	12/20/17	348
USD	183,687	JPY	20,419,797	Credit Suisse AG	12/29/17	1,979
USD	169,651	JPY	18,859,525	Credit Suisse AG	12/29/17	1,828
USD	4,051	JPY	454,619	Credit Suisse AG	12/29/17	6
USD	12,324	JPY	1,380,417	Credit Suisse AG	12/29/17	40
USD	12,057	JPY	1,348,057	Credit Suisse AG	12/29/17	61
USD	5,999	JPY	671,710	Credit Suisse AG	12/29/17	21
USD	8,046	JPY	901,190	Credit Suisse AG	12/29/17	27
USD	5,599	JPY	636,126	Credit Suisse AG	12/29/17	(62)
USD	8,216	JPY	935,454	Credit Suisse AG	12/29/17	(108)
USD	6,621	JPY	755,394	Credit Suisse AG	12/29/17	(101)
USD	6,172	JPY	704,213	Credit Suisse AG	12/29/17	(94)
USD	5,646	JPY	629,337	Credit Suisse AG	12/29/17	45
KRW	676,471,849	USD	599,417	Morgan Stanley	12/21/17	22,536
KRW	123,523,482	USD	107,760	Morgan Stanley	12/21/17	5,808
KRW	115,231,572	USD	100,527	Morgan Stanley	12/21/17	5,418
KRW	20,322,959	USD	17,963	Morgan Stanley	12/21/17	722
KRW	5,741,723	USD	5,156	Morgan Stanley	12/21/17	123
KRW	8,049,664	USD	7,229	Morgan Stanley	12/21/17	172

78

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	5,554,784	USD	4,989	Morgan Stanley	12/21/17	$118
KRW	14,407,454	USD	13,262	Morgan Stanley	12/21/17	(15)
USD	170,721	KRW	192,667,042	Morgan Stanley	12/21/17	(6,418)
USD	12,425	KRW	14,020,347	Morgan Stanley	12/21/17	(465)
USD	22,550	KRW	25,805,827	Morgan Stanley	12/21/17	(1,176)
USD	18,159	KRW	20,290,647	Morgan Stanley	12/21/17	(497)
USD	114,101	KRW	127,055,919	Morgan Stanley	12/21/17	(2,715)
USD	10,872	KRW	12,112,694	Morgan Stanley	12/21/17	(265)
USD	3,826	KRW	4,271,739	Morgan Stanley	12/21/17	(102)
MXN	65,689	USD	3,572	JPMorgan Chase Bank N.A.	12/20/17	(57)
MXN	69,004	USD	3,602	JPMorgan Chase Bank N.A.	12/20/17	90
USD	60,850	MXN	1,094,172	JPMorgan Chase Bank N.A.	12/20/17	2,302
USD	186,899	MXN	3,360,738	JPMorgan Chase Bank N.A.	12/20/17	7,070
USD	3,578	MXN	64,507	JPMorgan Chase Bank N.A.	12/20/17	127
USD	4,173	MXN	75,218	JPMorgan Chase Bank N.A.	12/20/17	148
USD	8,280	MXN	152,096	JPMorgan Chase Bank N.A.	12/20/17	142
USD	22,207	MXN	425,509	JPMorgan Chase Bank N.A.	12/20/17	(561)
USD	106,233	MXN	1,987,056	JPMorgan Chase Bank N.A.	12/20/17	(91)
USD	131,924	MXN	2,467,586	JPMorgan Chase Bank N.A.	12/20/17	(113)
USD	132,506	MXN	2,467,830	JPMorgan Chase Bank N.A.	12/20/17	456
USD	106,702	MXN	1,987,253	JPMorgan Chase Bank N.A.	12/20/17	367
USD	46,718	MXN	870,413	JPMorgan Chase Bank N.A.	12/20/17	143
USD	38,351	MXN	714,518	JPMorgan Chase Bank N.A.	12/20/17	118
USD	77,445	MXN	1,441,634	JPMorgan Chase Bank N.A.	12/20/17	305
USD	62,793	MXN	1,168,892	JPMorgan Chase Bank N.A.	12/20/17	247
MYR	2,740,871	USD	653,990	Goldman Sachs & Co.	12/20/17	16,027
MYR	3,031,938	USD	723,440	Goldman Sachs & Co.	12/20/17	17,729
MYR	42,281	USD	10,084	Goldman Sachs & Co.	12/20/17	252
MYR	15,218	USD	3,605	Goldman Sachs & Co.	12/20/17	115
MYR	23,520	USD	5,538	Goldman Sachs & Co.	12/20/17	212
USD	10,936	MYR	45,976	Goldman Sachs & Co.	12/20/17	(303)
USD	11,150	MYR	46,875	Goldman Sachs & Co.	12/20/17	(309)
USD	8,823	MYR	36,967	Goldman Sachs & Co.	12/20/17	(214)
USD	3,643	MYR	15,240	Goldman Sachs & Co.	12/20/17	(82)
USD	6,951	MYR	29,082	Goldman Sachs & Co.	12/20/17	(159)
USD	25,129	MYR	106,360	Goldman Sachs & Co.	12/20/17	(871)
USD	107,383	MYR	453,854	Goldman Sachs & Co.	12/20/17	(3,563)
USD	7,217	MYR	30,270	Goldman Sachs & Co.	12/20/17	(182)
USD	18,069	MYR	73,911	Goldman Sachs & Co.	12/20/17	1
USD	14,155	MYR	57,899	Goldman Sachs & Co.	12/20/17	1
NOK	15,919,554	USD	2,033,577	JPMorgan Chase Bank N.A.	12/20/17	(119,000)
NOK	17,063,834	USD	2,179,749	JPMorgan Chase Bank N.A.	12/20/17	(127,554)
NOK	57,118	USD	7,325	JPMorgan Chase Bank N.A.	12/20/17	(455)
NOK	29,569	USD	3,792	JPMorgan Chase Bank N.A.	12/20/17	(236)
NOK	29,461	USD	3,605	JPMorgan Chase Bank N.A.	12/20/17	(62)
NOK	911,029	USD	110,964	JPMorgan Chase Bank N.A.	12/20/17	(1,399)

79

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	727,924	USD	88,662	JPMorgan Chase Bank N.A.	12/20/17	$(1,118)
USD	1,890,950	NOK	14,612,211	JPMorgan Chase Bank N.A.	12/20/17	133,602
USD	2,077,742	NOK	16,055,633	JPMorgan Chase Bank N.A.	12/20/17	146,799
USD	7,330	NOK	56,669	JPMorgan Chase Bank N.A.	12/20/17	515
USD	28,337	NOK	223,444	JPMorgan Chase Bank N.A.	12/20/17	1,464
USD	56,674	NOK	446,887	JPMorgan Chase Bank N.A.	12/20/17	2,929
USD	12,508	NOK	101,943	JPMorgan Chase Bank N.A.	12/20/17	247
USD	5,856	NOK	47,627	JPMorgan Chase Bank N.A.	12/20/17	129
USD	12,721	NOK	100,290	JPMorgan Chase Bank N.A.	12/29/17	655
USD	6,509	NOK	51,197	JPMorgan Chase Bank N.A.	12/29/17	350
USD	6,417	NOK	50,292	JPMorgan Chase Bank N.A.	12/29/17	367
USD	11,867	NOK	92,826	JPMorgan Chase Bank N.A.	12/29/17	699
USD	10,207	NOK	79,515	JPMorgan Chase Bank N.A.	12/29/17	640
USD	7,252	NOK	56,462	JPMorgan Chase Bank N.A.	12/29/17	459
USD	6,414	NOK	50,047	JPMorgan Chase Bank N.A.	12/29/17	392
USD	8,399	NOK	65,369	JPMorgan Chase Bank N.A.	12/29/17	534
USD	4,607	NOK	35,970	JPMorgan Chase Bank N.A.	12/29/17	280
USD	12,197	NOK	96,044	JPMorgan Chase Bank N.A.	12/29/17	642
USD	5,539	NOK	43,901	JPMorgan Chase Bank N.A.	12/29/17	257
USD	10,503	NOK	83,221	JPMorgan Chase Bank N.A.	12/29/17	491
USD	11,793	NOK	93,812	JPMorgan Chase Bank N.A.	12/29/17	506
USD	22,802	NOK	181,967	JPMorgan Chase Bank N.A.	12/29/17	909
USD	7,895	NOK	62,654	JPMorgan Chase Bank N.A.	12/29/17	357
USD	14,125	NOK	112,846	JPMorgan Chase Bank N.A.	12/29/17	548
USD	13,040	NOK	104,316	JPMorgan Chase Bank N.A.	12/29/17	489
USD	4,641	NOK	36,948	JPMorgan Chase Bank N.A.	12/29/17	196
USD	5,839	NOK	46,316	JPMorgan Chase Bank N.A.	12/29/17	267
USD	12,117	NOK	95,937	JPMorgan Chase Bank N.A.	12/29/17	574
USD	5,851	NOK	46,123	JPMorgan Chase Bank N.A.	12/29/17	301
USD	5,372	NOK	42,306	JPMorgan Chase Bank N.A.	12/29/17	282
USD	13,583	NOK	106,960	JPMorgan Chase Bank N.A.	12/29/17	715
USD	15,899	NOK	126,204	JPMorgan Chase Bank N.A.	12/29/17	715
USD	6,887	NOK	54,713	JPMorgan Chase Bank N.A.	12/29/17	305
USD	10,414	NOK	82,764	JPMorgan Chase Bank N.A.	12/29/17	457
USD	6,755	NOK	55,027	JPMorgan Chase Bank N.A.	12/29/17	135
USD	7,520	NOK	61,737	JPMorgan Chase Bank N.A.	12/29/17	93
NZD	10,409	USD	7,606	JPMorgan Chase Bank N.A.	12/20/17	(493)
NZD	9,876	USD	7,216	JPMorgan Chase Bank N.A.	12/20/17	(468)
NZD	4,911	USD	3,564	JPMorgan Chase Bank N.A.	12/20/17	(209)
NZD	94,184	USD	64,650	JPMorgan Chase Bank N.A.	12/20/17	(291)
NZD	102,272	USD	70,201	JPMorgan Chase Bank N.A.	12/20/17	(315)
USD	288,587	NZD	400,076	JPMorgan Chase Bank N.A.	12/20/17	15,201
USD	267,458	NZD	370,785	JPMorgan Chase Bank N.A.	12/20/17	14,088
USD	8,297	NZD	11,447	JPMorgan Chase Bank N.A.	12/20/17	475
USD	3,673	NZD	5,067	JPMorgan Chase Bank N.A.	12/20/17	210
USD	3,586	NZD	4,969	JPMorgan Chase Bank N.A.	12/20/17	191

80

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,578	NZD	31,402	JPMorgan Chase Bank N.A.	12/20/17	$1,120
USD	26,341	NZD	36,636	JPMorgan Chase Bank N.A.	12/20/17	1,307
USD	78,907	NZD	115,383	JPMorgan Chase Bank N.A.	12/20/17	62
USD	28,693	NZD	41,957	JPMorgan Chase Bank N.A.	12/20/17	22
USD	11,826	NZD	17,166	JPMorgan Chase Bank N.A.	12/20/17	96
PEN	328,419	USD	100,984	Morgan Stanley	12/20/17	533
PEN	354,837	USD	109,107	Morgan Stanley	12/20/17	576
USD	107,220	PEN	352,058	Morgan Stanley	12/20/17	(1,604)
USD	99,219	PEN	325,786	Morgan Stanley	12/20/17	(1,484)
PHP	26,092,207	USD	509,414	Goldman Sachs & Co.	12/20/17	8,230
PHP	28,424,665	USD	554,952	Goldman Sachs & Co.	12/20/17	8,966
PHP	343,050	USD	6,678	Goldman Sachs & Co.	12/20/17	128
PHP	370,403	USD	7,156	Goldman Sachs & Co.	12/20/17	193
PHP	344,847	USD	6,659	Goldman Sachs & Co.	12/20/17	182
USD	3,623	PHP	185,890	Goldman Sachs & Co.	12/20/17	(65)
USD	3,312	PHP	170,428	Goldman Sachs & Co.	12/20/17	(69)
USD	9,963	PHP	508,586	Goldman Sachs & Co.	12/20/17	(127)
USD	10,729	PHP	547,707	Goldman Sachs & Co.	12/20/17	(137)
USD	221,031	PHP	11,472,597	Goldman Sachs & Co.	12/20/17	(6,575)
USD	181,437	PHP	9,417,477	Goldman Sachs & Co.	12/20/17	(5,397)
PLN	60,949	USD	17,219	Goldman Sachs & Co.	12/20/17	51
PLN	22,113	USD	6,184	Goldman Sachs & Co.	12/20/17	82
PLN	49,754	USD	13,914	Goldman Sachs & Co.	12/20/17	184
PLN	379,599	USD	104,114	Goldman Sachs & Co.	12/20/17	3,451
PLN	397,271	USD	108,961	Goldman Sachs & Co.	12/20/17	3,611
USD	79,415	PLN	281,094	Goldman Sachs & Co.	12/20/17	(236)
USD	107,541	PLN	388,491	Goldman Sachs & Co.	12/20/17	(2,543)
USD	96,535	PLN	348,733	Goldman Sachs & Co.	12/20/17	(2,283)
USD	21,835	PLN	79,638	Goldman Sachs & Co.	12/20/17	(732)
USD	7,371	PLN	26,741	Goldman Sachs & Co.	12/20/17	(207)
RUB	4,419,848	USD	76,501	Morgan Stanley	12/20/17	(1,017)
RUB	8,355,050	USD	144,614	Morgan Stanley	12/20/17	(1,923)
USD	3,549	RUB	207,374	Morgan Stanley	12/20/17	8
USD	70,582	RUB	4,138,480	Morgan Stanley	12/20/17	(97)
USD	63,123	RUB	3,701,166	Morgan Stanley	12/20/17	(87)
USD	12,212	RUB	717,128	Morgan Stanley	12/20/17	(35)
SEK	987,210	USD	125,196	JPMorgan Chase Bank N.A.	12/20/17	(7,112)
SEK	28,705	USD	3,591	JPMorgan Chase Bank N.A.	12/20/17	(158)
SEK	585,606	USD	72,012	JPMorgan Chase Bank N.A.	12/20/17	(1,965)
SEK	538,709	USD	66,245	JPMorgan Chase Bank N.A.	12/20/17	(1,808)
SEK	141,277	USD	16,921	JPMorgan Chase Bank N.A.	12/20/17	(22)
SEK	205,085	USD	24,492	JPMorgan Chase Bank N.A.	12/20/17	39
SEK	138,744	USD	16,486	JPMorgan Chase Bank N.A.	12/20/17	110
SEK	1,064,695	USD	127,698	JPMorgan Chase Bank N.A.	12/20/17	(346)
SEK	1,383,149	USD	165,893	JPMorgan Chase Bank N.A.	12/20/17	(449)
USD	109,287	SEK	864,459	JPMorgan Chase Bank N.A.	12/20/17	5,885

81

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	106,423	SEK	841,808	JPMorgan Chase Bank N.A.	12/20/17	$5,731
USD	95,394	SEK	752,212	JPMorgan Chase Bank N.A.	12/20/17	5,419
USD	5,145	SEK	40,771	JPMorgan Chase Bank N.A.	12/20/17	269
USD	6,003	SEK	48,792	JPMorgan Chase Bank N.A.	12/20/17	167
USD	3,592	SEK	29,197	JPMorgan Chase Bank N.A.	12/20/17	100
USD	69,500	SEK	580,138	JPMorgan Chase Bank N.A.	12/20/17	107
USD	64,394	SEK	537,519	JPMorgan Chase Bank N.A.	12/20/17	99
USD	14,055	SEK	117,280	JPMorgan Chase Bank N.A.	12/20/17	27
USD	41,224	SEK	345,621	JPMorgan Chase Bank N.A.	12/20/17	(117)
USD	7,265	SEK	60,807	JPMorgan Chase Bank N.A.	12/20/17	(8)
SGD	48,994	USD	36,522	JPMorgan Chase Bank N.A.	12/20/17	(190)
USD	91,940	SGD	123,674	JPMorgan Chase Bank N.A.	12/20/17	229
USD	79,948	SGD	107,542	JPMorgan Chase Bank N.A.	12/20/17	199
USD	4,641	SGD	6,297	JPMorgan Chase Bank N.A.	12/20/17	(29)
USD	13,617	SGD	18,528	JPMorgan Chase Bank N.A.	12/20/17	(122)
THB	240,582	USD	7,271	Goldman Sachs & Co.	12/20/17	104
THB	293,317	USD	8,864	Goldman Sachs & Co.	12/20/17	127
THB	399,514	USD	12,081	Goldman Sachs & Co.	12/20/17	166
THB	476,198	USD	14,400	Goldman Sachs & Co.	12/20/17	198
THB	315,878	USD	9,453	Goldman Sachs & Co.	12/20/17	230
THB	115,649	USD	3,494	Goldman Sachs & Co.	12/20/17	51
THB	238,290	USD	7,200	Goldman Sachs & Co.	12/20/17	105
THB	5,917,056	USD	178,866	Goldman Sachs & Co.	12/20/17	2,517
THB	119,411	USD	3,612	Goldman Sachs & Co.	12/20/17	48
THB	162,883	USD	4,989	Goldman Sachs & Co.	12/20/17	4
THB	471,987	USD	14,458	Goldman Sachs & Co.	12/20/17	11
USD	1,227,367	THB	40,595,155	Goldman Sachs & Co.	12/20/17	(17,045)
USD	1,403,150	THB	46,409,191	Goldman Sachs & Co.	12/20/17	(19,486)
USD	10,807	THB	360,074	Goldman Sachs & Co.	12/20/17	(231)
USD	8,507	THB	283,452	Goldman Sachs & Co.	12/20/17	(182)
USD	3,601	THB	119,482	Goldman Sachs & Co.	12/20/17	(62)
USD	24,403	THB	808,630	Goldman Sachs & Co.	12/20/17	(385)
TRY	125,162	USD	35,592	Goldman Sachs & Co.	12/20/17	(3,811)
TRY	115,844	USD	32,942	Goldman Sachs & Co.	12/20/17	(3,528)
TRY	248,907	USD	68,121	Goldman Sachs & Co.	12/20/17	(4,920)
TRY	256,171	USD	70,109	Goldman Sachs & Co.	12/20/17	(5,063)
TRY	26,255	USD	7,039	Goldman Sachs & Co.	12/20/17	(373)
TRY	384,336	USD	101,531	Goldman Sachs & Co.	12/20/17	(3,943)
TRY	400,045	USD	105,681	Goldman Sachs & Co.	12/20/17	(4,104)
USD	104,697	TRY	403,817	Goldman Sachs & Co.	12/20/17	2,162
USD	97,108	TRY	374,544	Goldman Sachs & Co.	12/20/17	2,006
USD	104,488	TRY	403,816	Goldman Sachs & Co.	12/20/17	1,954
USD	96,914	TRY	374,543	Goldman Sachs & Co.	12/20/17	1,812
TWD	6,052,658	USD	199,468	JPMorgan Chase Bank N.A.	12/20/17	2,375
TWD	6,540,754	USD	215,553	JPMorgan Chase Bank N.A.	12/20/17	2,566
USD	107,533	TWD	3,263,639	JPMorgan Chase Bank N.A.	12/20/17	(1,302)

82

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	99,811	TWD	3,029,265	JPMorgan Chase Bank N.A.	12/20/17	$(1,208)
USD	15,300	TWD	459,588	JPMorgan Chase Bank N.A.	12/20/17	(27)
ZAR	986,782	USD	74,730	Goldman Sachs & Co.	12/20/17	(2,967)
ZAR	75,799	USD	5,736	Goldman Sachs & Co.	12/20/17	(224)
ZAR	64,363	USD	4,708	Goldman Sachs & Co.	12/20/17	(27)
ZAR	1,531,847	USD	110,341	Goldman Sachs & Co.	12/20/17	1,062
ZAR	1,385,616	USD	99,807	Goldman Sachs & Co.	12/20/17	961
ZAR	47,921	USD	3,303	Goldman Sachs & Co.	12/20/17	182
ZAR	104,581	USD	7,208	Goldman Sachs & Co.	12/20/17	398
USD	79,655	ZAR	1,037,403	Goldman Sachs & Co.	12/20/17	4,211
USD	107,622	ZAR	1,401,632	Goldman Sachs & Co.	12/20/17	5,689
USD	15,885	ZAR	209,754	Goldman Sachs & Co.	12/20/17	631
USD	97,234	ZAR	1,368,449	Goldman Sachs & Co.	12/20/17	(2,286)
USD	105,088	ZAR	1,478,984	Goldman Sachs & Co.	12/20/17	(2,470)
USD	100,605	ZAR	1,437,799	Goldman Sachs & Co.	12/20/17	(3,958)
USD	96,736	ZAR	1,382,499	Goldman Sachs & Co.	12/20/17	(3,805)
USD	7,162	ZAR	101,588	Goldman Sachs & Co.	12/20/17	(226)
USD	19,116	ZAR	271,309	Goldman Sachs & Co.	12/20/17	(614)
USD	155,209	ZAR	2,229,886	Goldman Sachs & Co.	12/20/17	(6,958)
USD	93,125	ZAR	1,337,931	Goldman Sachs & Co.	12/20/17	(4,175)
USD	51,259	ZAR	741,317	Goldman Sachs & Co.	12/20/17	(2,652)
USD	30,740	ZAR	444,568	Goldman Sachs & Co.	12/20/17	(1,591)
USD	183,733	ZAR	2,664,126	Goldman Sachs & Co.	12/20/17	(10,014)
USD	222,010	ZAR	3,219,152	Goldman Sachs & Co.	12/20/17	(12,100)
USD	103,643	ZAR	1,417,739	Goldman Sachs & Co.	12/20/17	539
						$171,672

83

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-OAT 10-Year Bonds	4	March 2018	EUR	400,000	$745,144	$(816)
Euro-Schatz 2-Year Bonds	14	March 2018	EUR	1,400,000	1,867,144	(774)
Korean Treasury 10-Year Bonds	8	December 2017	KRW	800,000,000	897,808	(15,526)
U.S. Treasury 10-Year Notes	49	March 2018	USD	4,900,000	6,078,297	(36,095)
U.S. Treasury 10-Year Ultra Notes	3	March 2018	USD	300,000	399,516	(2,982)
U.S. Treasury 2-Year Notes	25	March 2018	USD	5,000,000	5,360,156	(3,548)
U.S. Treasury 5-Year Notes	58	March 2018	USD	5,800,000	6,747,937	(19,193)
U.S. Treasury Long Bonds	2	March 2018	USD	200,000	303,438	(2,989)
U.S. Treasury Ultra Bonds	2	March 2018	USD	200,000	329,750	(3,957)
					$22,729,190	$(85,880)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	23	March 2018	EUR	2,300,000	$3,617,156	$7,078
Euro-Bund 10-Year Bonds	5	March 2018	EUR	500,000	966,542	2,448
U.K. Gilt 10-Year Bonds	11	March 2018	GBP	1,100,000	1,838,723	10,397
U.S. Treasury 10-Year Ultra Notes	11	March 2018	USD	1,100,000	1,464,891	10,805
					$7,887,312	$30,728

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date		Notional Amount	Value*
Bank of America N.A.	BZDIOVRA	Receive	9.60%	1/2/19	BRL	16,421,000	$(150,607)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	4,518,000	69,993
Barclays Bank plc	BZDIOVRA	Receive	7.29%	2/19/19	BRL	25,550,975	(13,342)
Barclays Bank plc	BZDIOVRA	Pay	9.51%	1/2/23	BRL	3,538,615	(22,965)
Morgan Stanley	BZDIOVRA	Receive	8.71%	1/2/19	BRL	8,417,000	(45,721)
Morgan Stanley	BZDIOVRA	Pay	10.24%	1/2/23	BRL	2,350,000	14,026
Morgan Stanley	BZDIOVRA	Receive	7.51%	1/2/19	BRL	17,594,000	(20,552)
							$(169,168)
* Amount represents value and unrealized appreciation (depreciation).

84

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$5,690,000	$446,779	$59,833	$506,612

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A. / Mexico Government International Bond	Buy	(1.00)%	12/20/22	$200,000	$658	$(879)	$(221)

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

85

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	LIBOR	-	London Interbank Offered Rate
ARS	-	Argentine Peso	LIQ FAC	-	Liquidity Facilities
AUD	-	Australian Dollar	LOC	-	Letter of Credit
BRL	-	Brazilian Real	MTN	-	Medium Term Note
BZDIOVRA	-	Brazil Interbank Deposit Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
COP	-	Colombian Peso	PHP	-	Philippine Peso
CVA	-	Certificaten Van Aandelen	PLN	-	Polish Zloty
CZK	-	Czech Koruna	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
DKK	-	Danish Krone
EUR	-	Euro
FHLB	-	Federal Home Loan Bank	RUB	-	Russian Ruble
FHLMC	-	Federal Home Loan Mortgage Corporation	SBBPA	-	Standby Bond Purchase Agreement
FNMA	-	Federal National Mortgage Association	SEK	-	Swedish Krona
GBP	-	British Pound	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	THB	-	Thai Baht
HKD	-	Hong Kong Dollar	TRY	-	Turkish Lira
HUF	-	Hungarian Forint	TWD	-	Taiwanese Dollar
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee
JPY	-	Japanese Yen	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
KRW	-	South Korean Won
			ZAR	-	South African Rand
† Category is less than 0.05% of total net assets.Non-income producing.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $236,968.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $27,446,394, which represented 5.3% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.6% of total net assets.

(6)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(7)	Security is a zero-coupon bond.

(8)	Final maturity date indicated, unless otherwise noted.

(9)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(10)	Forward commitment. Settlement date is indicated.

(11)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

86

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $467,172,202)	$528,850,503
Cash	1,033
Foreign currency holdings, at value (cost of $36,267)	36,361
Deposits with broker for swap agreements	263,401
Foreign deposits with broker for futures contracts, at value (cost of $34,033)	35,671
Receivable for investments sold	2,475,510
Receivable for capital shares sold	281,336
Receivable for variation margin on futures contracts	239
Receivable for variation margin on swap agreements	7,241
Unrealized appreciation on forward foreign currency exchange contracts	984,616
Swap agreements, at value	84,019
Interest and dividends receivable	1,961,777
534,981,707

Liabilities
Payable for investments purchased	11,574,668
Payable for capital shares redeemed	838,690
Payable for variation margin on futures contracts	32,421
Unrealized depreciation on forward foreign currency exchange contracts	812,944
Swap agreements, at value (including net premiums paid (received) of $658)	253,408
Accrued management fees	399,176
Distribution and service fees payable	56,329
Accrued other expenses	3,292
13,970,928

Net Assets	$521,010,779

Net Assets Consist of:
Capital (par value and paid-in surplus)	$439,482,575
Undistributed net investment income	766,001
Undistributed net realized gain	19,063,311
Net unrealized appreciation	61,698,892
$521,010,779

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$246,974,897	40,787,674	$6.06
I Class, $0.01 Par Value	$46,536,139	7,680,159	$6.06
A Class, $0.01 Par Value	$117,229,859	19,382,672	$6.05*
C Class, $0.01 Par Value	$32,109,557	5,383,714	$5.96
R Class, $0.01 Par Value	$15,004,157	2,485,473	$6.04
R5 Class, $0.01 Par Value	$5,338	880	$6.07
R6 Class, $0.01 Par Value	$63,150,832	10,422,369	$6.06
*Maximum offering price $6.42 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Interest	$6,840,186
Dividends (net of foreign taxes withheld of $166,412)	5,170,969
12,011,155

Expenses:
Management fees	4,949,657
Distribution and service fees:
A Class	315,331
C Class	342,178
R Class	77,246
Directors' fees and expenses	16,026
Other expenses	28,819
5,729,257

Net investment income (loss)	6,281,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $165)	26,809,112
Forward foreign currency exchange contract transactions	30,912
Futures contract transactions	(87,155)
Swap agreement transactions	387,533
Foreign currency translation transactions	(8,328)
27,132,074

Change in net unrealized appreciation (depreciation) on:
Investments	21,969,561
Forward foreign currency exchange contracts	(1,383,454)
Futures contracts	(24,991)
Swap agreements	(311,216)
Translation of assets and liabilities in foreign currencies	53,014
20,302,914

Net realized and unrealized gain (loss)	47,434,988

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,716,886

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$6,281,898	$6,060,551
Net realized gain (loss)	27,132,074	10,639,266
Change in net unrealized appreciation (depreciation)	20,302,914	(559,622)
Net increase (decrease) in net assets resulting from operations	53,716,886	16,140,195

Distributions to Shareholders
From net investment income:
Investor Class	(3,272,426)	(2,348,924)
I Class	(938,104)	(884,721)
A Class	(1,384,197)	(784,142)
C Class	(145,376)	—
R Class	(127,656)	(27,961)
R5 Class	(42)	—
R6 Class	(695,182)	(233,267)
From net realized gains:
Investor Class	(3,890,619)	(14,883,532)
I Class	(1,196,385)	(3,940,984)
A Class	(2,179,440)	(8,812,132)
C Class	(596,270)	(2,340,904)
R Class	(246,181)	(816,446)
R6 Class	(326,436)	(701,907)
Decrease in net assets from distributions	(14,998,314)	(35,774,920)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(50,118,767)	(22,715,341)

Net increase (decrease) in net assets	(11,400,195)	(42,350,066)

Net Assets
Beginning of period	532,410,974	574,761,040
End of period	$521,010,779	$532,410,974

Undistributed net investment income	$766,001	$917,365

See Notes to Financial Statements.

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Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	1.00%
I Class	0.60% to 0.80%	0.80%
A Class	0.80% to 1.00%	1.00%
C Class	0.80% to 1.00%	1.00%
R Class	0.80% to 1.00%	1.00%
R5 Class	0.60% to 0.80%	0.80%
R6 Class	0.45% to 0.65%	0.65%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,024,159 and $2,947,377, respectively. The effect of interfund transactions on the Statement of Operations was $443,419 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $399,610,671, of which $152,652,077 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $461,988,591, of which $158,047,998 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	8,025,892	$46,523,034	5,367,885	$29,809,907
Issued in reinvestment of distributions	1,242,038	7,012,167	3,114,135	16,926,011
Redeemed	(12,175,793)	(70,518,807)	(12,146,098)	(67,374,096)
	(2,907,863)	(16,983,606)	(3,664,078)	(20,638,178)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	3,353,788	19,340,746	3,644,653	20,192,823
Issued in reinvestment of distributions	378,496	2,131,937	885,528	4,825,471
Redeemed	(9,654,205)	(54,736,902)	(3,307,346)	(18,401,873)
	(5,921,921)	(33,264,219)	1,222,835	6,616,421
A Class/Shares Authorized	270,000,000		275,000,000
Sold	3,923,471	22,565,139	4,791,407	26,352,263
Issued in reinvestment of distributions	611,963	3,438,196	1,681,221	9,114,052
Redeemed	(9,572,272)	(55,219,343)	(9,933,782)	(54,956,172)
	(5,036,838)	(29,216,008)	(3,461,154)	(19,489,857)
C Class/Shares Authorized	70,000,000		70,000,000
Sold	553,494	3,168,468	764,173	4,182,497
Issued in reinvestment of distributions	130,086	715,562	419,993	2,246,961
Redeemed	(2,007,131)	(11,420,632)	(1,876,877)	(10,301,837)
	(1,323,551)	(7,536,602)	(692,711)	(3,872,379)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	478,372	2,746,651	786,551	4,358,403
Issued in reinvestment of distributions	65,802	368,553	154,537	835,472
Redeemed	(804,968)	(4,655,809)	(741,579)	(4,134,611)
	(260,794)	(1,540,605)	199,509	1,059,264
R5 Class/Shares Authorized	50,000,000		N/A
Sold	873	5,000
Issued in reinvestment of distributions	7	42
	880	5,042
R6 Class/Shares Authorized	90,000,000		50,000,000
Sold	8,093,394	45,974,065	3,801,716	21,336,192
Issued in reinvestment of distributions	178,189	1,021,618	171,100	935,174
Redeemed	(1,473,964)	(8,578,452)	(1,572,175)	(8,661,978)
	6,797,619	38,417,231	2,400,641	13,609,388
Net increase (decrease)	(8,652,468)	$(50,118,767)	(3,994,958)	$(22,715,341)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit

94

risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$173,356,822	$58,380,156	—
U.S. Treasury Securities	—	93,641,990	—
Corporate Bonds	—	70,463,149	—
Sovereign Governments and Agencies	—	33,909,468	—
U.S. Government Agency Mortgage-Backed Securities	—	30,302,462	—
Municipal Securities	—	16,517,867	—
Collateralized Mortgage Obligations	—	10,430,814	—
Asset-Backed Securities	—	8,241,717	—
Commercial Mortgage-Backed Securities	—	8,158,726	—
Commercial Paper	—	5,796,691	—
Exchange-Traded Funds	2,278,171	—	—
U.S. Government Agency Securities	—	1,912,260	—
Convertible Preferred Stocks	—	25,969	—
Temporary Cash Investments	15,334,798	99,443	—
	$190,969,791	$337,880,712	—
Other Financial Instruments
Futures Contracts	$10,805	$19,923	—
Swap Agreements	—	590,631	—
Forward Foreign Currency Exchange Contracts	—	984,616	—
	$10,805	$1,595,170	—

Liabilities
Other Financial Instruments
Futures Contracts	$68,764	$17,116	—
Swap Agreements	—	253,408	—
Forward Foreign Currency Exchange Contracts	—	812,944	—
	$68,764	$1,083,468	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation
(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of

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the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,264,500.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $51,432,177.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $18,053,845 futures contracts purchased and $4,304,363 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $13,839,394.

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Value of Derivative Instruments as of November 30, 2017
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$7,241	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	—	Swap agreements	$221
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	984,616	Unrealized depreciation on forward foreign currency exchange contracts	812,944
Interest Rate Risk	Receivable for variation margin on futures contracts*	239	Payable for variation margin on futures contracts*	32,421
Interest Rate Risk	Swap agreements	84,019	Swap agreements	253,187
		$1,076,115		$1,098,773

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$395,543	Change in net unrealized appreciation (depreciation) on swap agreements	$(142,048)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	30,912	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,383,454)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(87,155)	Change in net unrealized appreciation (depreciation) on futures contracts	(24,991)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(8,010)	Change in net unrealized appreciation (depreciation) on swap agreements	(169,168)
		$331,290		$(1,719,661)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.2835 for the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 26, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 22, 2017:

Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0302	$0.0335	$0.0261	$0.0139	$0.0220	$0.0335	$0.0359

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The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$6,532,829	$4,378,246
Long-term capital gains	$8,465,485	$31,396,674

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$472,280,772
Gross tax appreciation of investments	$61,225,618
Gross tax depreciation of investments	(4,655,887)
Net tax appreciation (depreciation) of investments	56,569,731
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(166,862)
Net tax appreciation (depreciation)	$56,402,869
Other book-to-tax adjustments	$(204,913)
Undistributed ordinary income	$6,172,205
Accumulated long-term gains	$19,158,043

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.28%	78%	$246,975
2016	$5.83	0.07	0.09	0.16	(0.05)	(0.32)	(0.37)	$5.62	2.96%	1.00%	1.21%	87%	$245,726
2015	$6.21	0.05	(0.07)	(0.02)	(0.02)	(0.34)	(0.36)	$5.83	(0.25)%	1.00%	0.81%	90%	$275,947
2014	$6.23	0.05	0.36	0.41	(0.06)	(0.37)	(0.43)	$6.21	7.00%	0.99%	0.91%	59%	$304,125
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
I Class(3)
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	1.48%	78%	$46,536
2016	$5.84	0.08	0.10	0.18	(0.07)	(0.32)	(0.39)	$5.63	3.27%	0.80%	1.41%	87%	$76,532
2015	$6.21	0.06	(0.07)	(0.01)	(0.02)	(0.34)	(0.36)	$5.84	0.02%	0.80%	1.01%	90%	$72,235
2014	$6.23	0.06	0.36	0.42	(0.07)	(0.37)	(0.44)	$6.21	7.21%	0.79%	1.11%	59%	$66,425
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
A Class
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.03%	78%	$117,230
2016	$5.81	0.05	0.11	0.16	(0.03)	(0.32)	(0.35)	$5.62	2.94%	1.25%	0.96%	87%	$137,168
2015	$6.20	0.03	(0.07)	(0.04)	(0.01)	(0.34)	(0.35)	$5.81	(0.52)%	1.25%	0.56%	90%	$162,077
2014	$6.22	0.04	0.35	0.39	(0.04)	(0.37)	(0.41)	$6.20	6.74%	1.24%	0.66%	59%	$187,559
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	0.28%	78%	$32,110
2016	$5.75	0.01	0.10	0.11	—	(0.32)	(0.32)	$5.54	2.06%	2.00%	0.21%	87%	$37,188
2015	$6.18	(0.01)	(0.08)	(0.09)	—	(0.34)	(0.34)	$5.75	(1.38)%	2.00%	(0.19)%	90%	$42,585
2014	$6.21	(0.01)	0.35	0.34	—(4)	(0.37)	(0.37)	$6.18	5.93%	1.99%	(0.09)%	59%	$43,361
2013	$5.94	—(4)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
R Class
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	0.78%	78%	$15,004
2016	$5.80	0.04	0.10	0.14	(0.01)	(0.32)	(0.33)	$5.61	2.59%	1.50%	0.71%	87%	$15,398
2015	$6.20	0.02	(0.07)	(0.05)	(0.01)	(0.34)	(0.35)	$5.80	(0.77)%	1.50%	0.31%	90%	$14,766
2014	$6.22	0.02	0.36	0.38	(0.03)	(0.37)	(0.40)	$6.20	6.48%	1.49%	0.41%	59%	$16,239
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
R5 Class
2017(5)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(6)	1.60%(6)	78%(7)	$5
R6 Class
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	1.63%	78%	$63,151
2016	$5.84	0.09	0.10	0.19	(0.08)	(0.32)	(0.40)	$5.63	3.50%	0.65%	1.56%	87%	$20,398
2015	$6.21	0.07	(0.07)	—	(0.03)	(0.34)	(0.37)	$5.84	0.09%	0.65%	1.16%	90%	$7,150
2014	$6.23	0.07	0.36	0.43	(0.08)	(0.37)	(0.45)	$6.21	7.37%	0.64%	1.26%	59%	$1,815
2013(8)	$6.05	0.03	0.17	0.20	(0.02)	—	(0.02)	$6.23	3.32%	0.65%(6)	1.19%(6)	68%(9)	$241

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per-share amount was less than $0.005.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In

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connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

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Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

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Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

109

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Strategic Asset Allocations, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$2,127,079,770	$134,155,587
Barry Fink	$2,126,743,433	$134,491,924
Jan M. Lewis	$2,126,069,749	$135,165,608
Stephen E. Yates	$2,126,696,429	$134,538,928
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

110

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

111

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For corporate taxpayers, the fund hereby designates $3,145,346, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,996,128, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

The fund hereby designates $348,859 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

The fund utilized earnings and profits of $2,306,497 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

112

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 1801

Annual Report

November 30, 2017

Strategic Allocation: Moderate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Upbeat Earnings, Economic Data Sparked Strong Gains for Global Stocks

Throughout the world, improving economic activity, healthy corporate earnings growth, and supportive central bank policies helped fuel robust double-digit gains for global stocks. The rally began early in the period, largely in response to the economic-growth implications of Donald Trump’s presidential election victory, and it forged ahead with few interruptions through November 2017. The 12-month period included several potential sources of financial market disruption, including acts of terrorism, North Korean saber-rattling, and an active and destructive hurricane season. Yet any resulting volatility was short-lived, as investors remained focused on positive economic and earnings news. Furthermore, in the U.S., the prospect for pro-growth tax reform propelled major stock indices to several record-high levels.

Among the developed markets, equity performance was notably strong in Europe, where solid corporate profits, improving economic growth rates, declining unemployment, and perceived market-friendly election results in France and Germany supported gains. In addition, the European Central Bank continued to provide stimulus support in the wake of persistently low inflation, which also helped stocks advance. Returns for emerging markets stocks were even stronger, bolstered by improving global and local economic and business fundamentals and rising oil prices.

The broad “risk-on” sentiment also extended to the global fixed-income market, where emerging markets bonds and high-yield corporate bonds were top performers. These securities satisfied investor demand for yield as interest rates remained relatively low throughout the world.

With global growth synchronizing and strengthening and central banks pursuing varying degrees of policy normalization, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	15.42%	8.26%	5.37%	—	2/15/96
S&P 500 Index	—	22.87%	15.73%	8.29%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	3.21%	1.98%	3.98%	—	—
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.76%	0.22%	0.35%	—	—
I Class	ASAMX	15.64%	8.50%	5.59%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		15.01%	7.99%	5.11%	—
With sales charge		8.34%	6.72%	4.48%	—
C Class	ASTCX	14.29%	7.21%	4.34%	—	10/2/01
R Class	ASMRX	14.83%	7.72%	4.84%	—	8/29/03
R5 Class	ASMUX	—	—	—	9.43%	4/10/17
R6 Class	ASMDX	15.83%	—	—	7.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2017
Investor Class — $16,878

S&P 500 Index — $22,199

Bloomberg Barclays U.S. Aggregate Bond Index — $14,784

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,360

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.07%	0.87%	1.32%	2.07%	1.57%	0.87%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and Dave MacEwen

In June 2017, Scott Wittman left the fund's management team.

Performance Summary

Strategic Allocation: Moderate returned 15.42%* for the fiscal year ended November 30, 2017. Improved global economic strength spurred a worldwide rally in equities, with non-U.S. small-cap and emerging markets stocks leading the way. U.S. stocks continued to reach record levels after the 2016 U.S. Presidential election, led by technology stocks, which rose more than 40% as a sector. In the U.S., large-cap stocks beat mid-cap and small-cap equities, while growth outperformed value across all market capitalizations. Emerging markets stocks outperformed developed non-U.S. equities, and both outperformed U.S. core equities. In fixed income, the U.S. Federal Reserve increased its target interest rate three times in the 12-month period, from 0.50% to 1.25%. The U.S. 10-year Treasury yield ended unchanged, while short-term rates climbed. The U.S. dollar weakened during the period, benefiting unhedged non-U.S. bond prices. Inflation remained muted over the period, dampening U.S. Treasury inflation-protected securities (TIPS) returns.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds, and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to the asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. We began the reporting period with an overweight to stocks but moved to a neutral allocation across stocks, bonds, and cash during the period. This hurt returns as stocks continued to outperform, but we remain cautious about rising risk exposure with stocks at elevated levels this late into the economic and financial market cycle. Within the equity segment, the fund was neutral in allocation across regions and capitalizations. We maintained an overweight to the large-cap growth and mid-cap growth segments and a corresponding underweight to large-cap value and mid-cap value. In the bond segment, we generally favored non-U.S. corporate bonds and U.S. Treasuries over other developed-market government bonds.

From a return perspective, an underweight to emerging markets stocks and an overweight to non-U.S. developed markets stocks detracted from relative returns along with an underweight position in small-cap stocks. On the other hand, the fund’s overweight to U.S. growth stocks and corresponding underweight to value stocks aided returns.

Equities Contributed Overall

The U.S. equity portion of Strategic Allocation: Moderate produced gains, with large-cap core and large-cap growth stocks making key contributions to total returns. All segments of U.S. equity added to absolute returns to some extent. Emerging markets equities also contributed along with international large-cap growth and other non-U.S. developed markets stocks. Within emerging markets, strong stock selection and an overweight in technology contributed along with overall stock selection in China.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Overall, security selection detracted from portfolio results. The leading detractors were stock selection among the mid-cap growth and large-cap value stock segments. Within mid-cap growth, stock selection in information technology, health care, and consumer discretionary hurt returns the most. Among large-cap value stocks, selection was weakest in the industrials, consumer discretionary, and utilities sectors. The contribution of non-U.S. developed markets equities and U.S. large-cap core equity stocks to benchmark-relative performance partly offset that.

Fixed-Income Components Added to Returns

All fixed-income components added to positive returns during the period with core U.S. bonds contributing the most. The U.S. high-yield bond segment contributed to total gains, but security selection detracted slightly. U.S. high-quality bonds and global bonds also added to relative returns.

Outlook

As 2017 comes toward a close, we see significant tension in financial markets, with competing economic and market trends leaving us with no compelling case for over- or underweighting risk assets at present. On the one hand, economic growth is positive around the globe thanks to years of unprecedented monetary stimulus. At the same time, inflation remains tame and interest rates are low by historical standards. These conditions are supportive of corporate earnings growth and help justify the lofty valuations of stocks and corporate bonds. On the other hand, central banks around the world are beginning to wind down their stimulus policies, presenting a risk for financial markets that have been operating with government support since the financial crisis. And because stock and bond valuations are high by almost any measure, the risk/reward relationship is skewed. Of course, valuation is not a good short-term buy/sell signal—what’s rich can keep getting richer for some time. But it is a good indicator of future expected returns: Higher valuations today suggest more muted returns over the intermediate to longer term.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies. By combining asset classes that behave differently for a given set of economic and market conditions, investors may reduce overall portfolio volatility and improve the potential for risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking. It’s also important to note that when we overweight a particular asset class or style, we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of a given discipline. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2017
Top Ten Common Stocks	% of net assets
Alphabet, Inc., Class A	1.2%
Amazon.com, Inc.	1.0%
Apple, Inc.	1.0%
Facebook, Inc., Class A	0.9%
Microsoft Corp.	0.8%
Pfizer, Inc.	0.5%
Boeing Co. (The)	0.5%
Cisco Systems, Inc.	0.5%
JPMorgan Chase & Co.	0.5%
Exxon Mobil Corp.	0.4%

Geographic Composition of Common Stocks	% of net assets
United States	45.9%
United Kingdom	3.2%
Japan	2.7%
China	1.7%
Other Countries	9.9%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.1 years
Average Duration (effective)	5.4 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	45.9%
Foreign Common Stocks*	17.5%
Corporate Bonds	10.8%
U.S. Treasury Securities	9.9%
U.S. Government Agency Mortgage-Backed Securities	4.3%
Sovereign Governments and Agencies	3.6%
Municipal Securities	2.4%
Collateralized Mortgage Obligations	1.4%
Commercial Mortgage-Backed Securities	1.1%
Asset-Backed Securities	0.9%
Commercial Paper	0.9%
Exchange-Traded Funds	0.5%
U.S. Government Agency Securities	0.3%
Convertible Preferred Stocks	—**
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(1.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expenses Paid During Period(1) 6/1/17 - 11/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,065.70	$5.59	1.08%
I Class	$1,000	$1,068.20	$4.56	0.88%
A Class	$1,000	$1,064.60	$6.88	1.33%
C Class	$1,000	$1,061.20	$10.75	2.08%
R Class	$1,000	$1,065.00	$8.18	1.58%
R5 Class	$1,000	$1,068.10	$4.56	0.88%
R6 Class	$1,000	$1,069.10	$3.79	0.73%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.47	1.08%
I Class	$1,000	$1,020.66	$4.46	0.88%
A Class	$1,000	$1,018.40	$6.73	1.33%
C Class	$1,000	$1,014.64	$10.51	2.08%
R Class	$1,000	$1,017.15	$7.99	1.58%
R5 Class	$1,000	$1,020.66	$4.46	0.88%
R6 Class	$1,000	$1,021.41	$3.70	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 63.4%
Aerospace and Defense — 1.1%
AAR Corp.	3,869	$160,873
Astronics Corp.(1)	139	5,767
Boeing Co. (The)	22,982	6,361,418
Curtiss-Wright Corp.	4,105	509,841
General Dynamics Corp.	7,621	1,578,766
Hexcel Corp.	2,966	183,892
KLX, Inc.(1)	2,502	140,387
Kratos Defense & Security Solutions, Inc.(1)	7,701	80,321
L3 Technologies, Inc.	4,495	892,662
Lockheed Martin Corp.	3,186	1,016,716
Mercury Systems, Inc.(1)	2,171	113,305
Textron, Inc.	27,811	1,549,351
United Technologies Corp.	10,330	1,254,579
		13,847,878
Air Freight and Logistics — 0.2%
Royal Mail plc	49,023	292,251
XPO Logistics, Inc.(1)	27,208	2,150,248
		2,442,499
Airlines — 0.3%
Air France-KLM(1)	14,853	211,217
American Airlines Group, Inc.	7,624	384,936
Delta Air Lines, Inc.	28,244	1,494,672
Deutsche Lufthansa AG	17,509	602,100
InterGlobe Aviation Ltd.	14,157	246,329
Qantas Airways Ltd.	101,582	442,149
Ryanair Holdings plc ADR(1)	9,150	1,115,751
		4,497,154
Auto Components — 0.7%
BorgWarner, Inc.	20,926	1,165,160
Bridgestone Corp.	16,900	770,273
Cooper Tire & Rubber Co.	1,810	66,517
Delphi Automotive plc	30,141	3,154,858
Faurecia	2,473	189,235
Hota Industrial Manufacturing Co. Ltd.	56,766	252,226
Ichikoh Industries Ltd.	29,700	289,611
LCI Industries	440	57,596
Mando Corp.	1,808	552,726
Motherson Sumi Systems Ltd.	99,137	564,099
Nokian Renkaat Oyj	3,176	138,812
Schaeffler AG Preference Shares	15,616	272,464
Stoneridge, Inc.(1)	633	14,445

	Shares/ Principal Amount	Value
Tenneco, Inc.	1,703	$101,175
Toyota Boshoku Corp.	14,200	295,044
TS Tech Co. Ltd.	7,300	300,205
Valeo SA	9,524	691,455
		8,875,901
Automobiles — 0.7%
Brilliance China Automotive Holdings Ltd.	376,000	994,743
Daimler AG	2,324	192,296
Fiat Chrysler Automobiles NV	10,520	180,766
Ford Motor Co.	149,986	1,877,824
Geely Automobile Holdings Ltd.	230,000	809,426
Honda Motor Co. Ltd.	2,100	70,088
Honda Motor Co. Ltd. ADR	44,459	1,482,263
Peugeot SA	22,745	470,441
Subaru Corp.	9,000	295,118
Suzuki Motor Corp.	9,300	501,648
Tofas Turk Otomobil Fabrikasi AS	57,750	460,311
Toyota Motor Corp.	19,100	1,203,494
		8,538,418
Banks — 5.3%
ABN AMRO Group NV CVA	1,105	32,705
Ameris Bancorp	2,118	105,053
Australia & New Zealand Banking Group Ltd.	47,196	1,025,171
Banco Bilbao Vizcaya Argentaria SA	44,033	376,847
Banco do Brasil SA	80,100	732,375
Banco Macro SA ADR	2,698	273,955
Banco Santander Brasil SA ADR	7,600	66,500
Banco Santander SA	88,326	593,970
Bank Mandiri Persero Tbk PT	1,536,800	843,273
Bank of America Corp.	191,076	5,382,611
Bank of Hawaii Corp.	5,866	497,906
Bank of the Ozarks, Inc.	7,005	337,781
Bank Rakyat Indonesia Persero Tbk PT	1,878,000	445,739
BankUnited, Inc.	8,115	302,122
BB&T Corp.	75,461	3,729,283
Bendigo and Adelaide Bank Ltd.	22,863	202,602
BNP Paribas SA	30,094	2,279,636
Boston Private Financial Holdings, Inc.	6,795	111,098
CaixaBank SA	78,350	372,882
Capitec Bank Holdings Ltd.	5,313	381,927
Cathay General Bancorp	3,411	148,003
Central Pacific Financial Corp.	332	10,690
China CITIC Bank Corp. Ltd., H Shares	62,000	40,222
China Construction Bank Corp., H Shares	408,000	357,406
Citigroup, Inc.	4,456	336,428
Comerica, Inc.	2,183	181,866
Commerce Bancshares, Inc.	11,017	623,760

	Shares/ Principal Amount	Value
Commercial International Bank Egypt S.A.E.	27,684	$118,830
Commercial International Bank Egypt S.A.E. GDR	31,604	137,299
Commerzbank AG(1)	4,071	58,926
Credicorp Ltd.	3,529	744,725
Credit Agricole SA	7,700	129,853
DNB ASA	29,740	542,913
Erste Group Bank AG	28,025	1,219,122
FCB Financial Holdings, Inc., Class A(1)	4,266	225,458
FinecoBank Banca Fineco SpA	22,210	224,063
First Citizens BancShares, Inc., Class A	170	72,503
First Financial Bankshares, Inc.	543	25,765
First Hawaiian, Inc.	6,685	195,670
FNB Corp.	19,600	278,124
Grupo Financiero Banorte SAB de CV	84,330	495,296
Hana Financial Group, Inc.	15,000	653,740
HDFC Bank Ltd.	48,710	1,403,813
Heritage Financial Corp.	2,850	92,768
HSBC Holdings plc (Hong Kong)	95,200	956,002
HSBC Holdings plc (London)	185,370	1,842,902
Industrial & Commercial Bank of China Ltd., H Shares	1,207,105	946,615
ING Groep NV	57,824	1,043,981
Itau Unibanco Holding SA ADR	45,962	576,823
Itau Unibanco Holding SA Preference Shares	36,400	458,913
JPMorgan Chase & Co.	55,608	5,812,148
Kasikornbank PCL	28,600	205,629
Kasikornbank PCL NVDR	24,000	167,249
KBC Group NV	20,435	1,673,078
LegacyTexas Financial Group, Inc.	5,154	215,798
Lloyds Banking Group plc	237,931	211,943
M&T Bank Corp.	13,824	2,335,565
Mitsubishi UFJ Financial Group, Inc.	107,800	764,180
Mizuho Financial Group, Inc.	215,200	391,902
Moneta Money Bank AS	55,826	201,434
OTP Bank plc	16,579	633,890
Oversea-Chinese Banking Corp. Ltd.	65,700	609,784
PNC Financial Services Group, Inc. (The)	20,561	2,890,054
Popular, Inc.	2,662	94,128
Sberbank of Russia PJSC ADR (London)	46,236	754,599
Shizuoka Bank Ltd. (The)	8,000	79,238
Societe Generale SA	16,503	831,830
Southside Bancshares, Inc.	2,779	100,600
Sumitomo Mitsui Financial Group, Inc.	8,700	353,639
SunTrust Banks, Inc.	40,173	2,475,862
SVB Financial Group(1)	2,773	631,246
Texas Capital Bancshares, Inc.(1)	1,941	175,369
U.S. Bancorp	89,478	4,934,712
UMB Financial Corp.	5,514	414,432

	Shares/ Principal Amount	Value
UniCredit SpA(1)	42,660	$859,041
Unione di Banche Italiane SpA	22,480	107,938
United Overseas Bank Ltd.	25,000	487,985
Valley National Bancorp	25,785	306,842
Wells Fargo & Co.	76,909	4,343,051
Westamerica Bancorporation	12,095	747,834
Western Alliance Bancorp(1)	1,561	90,819
Westpac Banking Corp.	30,252	726,531
Yes Bank Ltd.	36,440	173,995
Zions Bancorporation	16,092	797,359
		67,835,619
Beverages — 0.9%
Brown-Forman Corp., Class B	9,778	584,724
China Resources Beer Holdings Co. Ltd.	192,000	530,353
Coca-Cola Amatil Ltd.	14,649	88,176
Coca-Cola Bottlers Japan, Inc.	7,400	281,397
Coca-Cola Co. (The)	2,466	112,869
Coca-Cola HBC AG	10,240	327,081
Constellation Brands, Inc., Class A	3,189	693,894
Davide Campari-Milano SpA	14,900	115,922
Diageo plc	36,910	1,275,214
Dr Pepper Snapple Group, Inc.	6,286	566,934
Fevertree Drinks plc	4,700	124,157
Heineken NV	8,628	879,409
Kirin Holdings Co. Ltd.	6,900	161,826
MGP Ingredients, Inc.	1,410	104,833
Molson Coors Brewing Co., Class B	5,328	416,117
Monster Beverage Corp.(1)	22,064	1,382,751
PepsiCo, Inc.	19,996	2,329,934
Treasury Wine Estates Ltd.	157,840	1,885,151
		11,860,742
Biotechnology — 1.5%
AbbVie, Inc.	33,018	3,200,105
Aimmune Therapeutics, Inc.(1)	1,566	59,821
Alder Biopharmaceuticals, Inc.(1)	1,846	20,306
Alexion Pharmaceuticals, Inc.(1)	6,531	717,169
Amgen, Inc.	22,179	3,895,963
Amicus Therapeutics, Inc.(1)	1,856	25,836
Arena Pharmaceuticals, Inc.(1)	1,605	49,739
Avexis, Inc.(1)	309	29,296
Biogen, Inc.(1)	8,401	2,706,550
Biohaven Pharmaceutical Holding Co. Ltd.(1)	1,021	23,616
BioMarin Pharmaceutical, Inc.(1)	7,808	669,926
Bioverativ, Inc.(1)	6,702	335,234
Celgene Corp.(1)	19,743	1,990,687
Clovis Oncology, Inc.(1)	925	58,155
CSL Ltd.	10,370	1,128,332

	Shares/ Principal Amount	Value
Exact Sciences Corp.(1)	1,447	$86,068
Exelixis, Inc.(1)	7,652	207,216
FibroGen, Inc.(1)	1,478	70,205
Flexion Therapeutics, Inc.(1)	2,000	51,820
Galapagos NV(1)	1,507	131,921
Gilead Sciences, Inc.	13,741	1,027,552
Halozyme Therapeutics, Inc.(1)	2,993	55,879
Incyte Corp.(1)	6,331	626,706
Ligand Pharmaceuticals, Inc.(1)	353	46,543
Medy-Tox, Inc.	732	313,382
Neurocrine Biosciences, Inc.(1)	4,271	307,042
PeptiDream, Inc.(1)	3,200	107,250
Portola Pharmaceuticals, Inc.(1)	1,065	54,049
Prothena Corp. plc(1)	601	27,941
Puma Biotechnology, Inc.(1)	667	70,635
Regeneron Pharmaceuticals, Inc.(1)	1,042	377,058
Sage Therapeutics, Inc.(1)	503	46,482
Sarepta Therapeutics, Inc.(1)	1,003	55,837
Seegene, Inc.(1)	10,599	317,589
Spark Therapeutics, Inc.(1)	675	49,430
Ultragenyx Pharmaceutical, Inc.(1)	651	32,869
		18,974,209
Building Products — 0.7%
Allegion plc	1,577	132,689
Apogee Enterprises, Inc.	2,051	102,612
CSW Industrials, Inc.(1)	4,786	230,207
Daikin Industries Ltd.	8,400	970,461
Fortune Brands Home & Security, Inc.	9,659	660,869
Johnson Controls International plc	103,805	3,907,220
Lennox International, Inc.	2,510	526,447
LIXIL Group Corp.	7,200	190,094
Masonite International Corp.(1)	866	63,781
NCI Building Systems, Inc.(1)	662	11,055
Nichias Corp.	9,000	116,101
Owens Corning	17,452	1,541,884
PGT Innovations, Inc.(1)	5,932	96,988
Sanwa Holdings Corp.	16,200	214,313
		8,764,721
Capital Markets — 1.9%
3i Group plc	49,166	599,493
Affiliated Managers Group, Inc.	3,602	715,609
Ameriprise Financial, Inc.	10,714	1,748,846
Ares Management LP	7,255	133,855
AURELIUS Equity Opportunities SE & Co. KGaA	980	63,419
Bank of New York Mellon Corp. (The)	44,470	2,434,288
BlackRock, Inc.	490	245,583
Brookfield Asset Management, Inc., Class A	5,310	220,689

	Shares/ Principal Amount	Value
Burford Capital Ltd.	12,590	$209,039
Cboe Global Markets, Inc.	6,405	790,569
Charles Schwab Corp. (The)	24,504	1,195,550
Daiwa Securities Group, Inc.	9,000	56,166
Deutsche Boerse AG	3,950	447,853
Donnelley Financial Solutions, Inc.(1)	4,180	85,272
Euronext NV	3,350	204,526
Evercore, Inc., Class A	19,820	1,721,367
Hamilton Lane, Inc., Class A	2,004	69,078
Intermediate Capital Group plc	19,850	285,396
Invesco Ltd.	78,748	2,848,315
Investec plc	11,875	83,079
Julius Baer Group Ltd.	21,589	1,269,596
London Stock Exchange Group plc	27,760	1,420,429
Moelis & Co., Class A	1,652	79,131
MSCI, Inc.	2,549	328,056
Nasdaq, Inc.	20,259	1,603,702
Northern Trust Corp.	18,579	1,816,655
Partners Group Holding AG	190	130,520
S&P Global, Inc.	10,127	1,675,816
Sanne Group plc	16,910	167,039
SEI Investments Co.	15,459	1,087,695
St. James's Place plc	46,750	767,946
T. Rowe Price Group, Inc.	3,490	359,191
UBS Group AG	11,070	191,344
		25,055,112
Chemicals — 1.4%
A. Schulman, Inc.	212	8,045
Air Products & Chemicals, Inc.	12,514	2,040,283
Arkema SA	8,374	1,025,132
BASF SE	3,284	367,451
Cabot Corp.	19,505	1,194,486
Chr Hansen Holding A/S	9,110	827,550
Covestro AG	3,733	389,095
DowDuPont, Inc.	13,720	987,291
Eastman Chemical Co.	6,398	590,983
FMC Corp.	23,339	2,203,202
Frutarom Industries Ltd.	720	63,447
Hitachi Chemical Co. Ltd.	9,800	259,038
Huntsman Corp.	17,026	544,151
Ingevity Corp.(1)	2,228	177,327
Innophos Holdings, Inc.	4,669	216,315
Innospec, Inc.	2,467	176,144
Koppers Holdings, Inc.(1)	115	5,739
Lotte Chemical Corp.	206	68,211
LyondellBasell Industries NV, Class A	5,715	598,360
Mexichem SAB de CV	162,696	423,347

	Shares/ Principal Amount	Value
Minerals Technologies, Inc.	2,901	$210,177
Mitsubishi Chemical Holdings Corp.	41,200	448,778
Monsanto Co.	5,213	616,906
PolyOne Corp.	4,180	193,158
PPG Industries, Inc.	18,067	2,111,129
Scotts Miracle-Gro Co. (The)	4,620	456,918
Sensient Technologies Corp.	1,916	148,547
Sociedad Quimica y Minera de Chile SA ADR	4,867	264,375
Stepan Co.	635	52,775
Tosoh Corp.	19,500	432,638
Umicore SA	1,980	92,186
Valvoline, Inc.	2,275	56,102
Westlake Chemical Corp.	837	81,967
WR Grace & Co.	5,445	399,173
		17,730,426
Commercial Services and Supplies — 0.3%
Advanced Disposal Services, Inc.(1)	5,410	126,215
Brink's Co. (The)	9,574	774,058
Ceco Environmental Corp.	5,926	32,060
Deluxe Corp.	1,573	111,840
G4S plc	26,549	91,591
InnerWorkings, Inc.(1)	11,854	128,616
Loomis AB, B Shares	5,200	214,509
LSC Communications, Inc.	2,988	48,884
McGrath RentCorp	538	25,716
MSA Safety, Inc.	1,351	116,186
Multi-Color Corp.	243	18,589
Rentokil Initial plc	56,650	243,753
Republic Services, Inc.	6,837	443,995
Waste Management, Inc.	14,104	1,160,054
		3,536,066
Communications Equipment — 0.7%
ARRIS International plc(1)	1,304	39,081
Cisco Systems, Inc.	157,604	5,878,629
Lumentum Holdings, Inc.(1)	815	44,051
Palo Alto Networks, Inc.(1)	21,185	3,087,714
		9,049,475
Construction and Engineering — 0.3%
Argan, Inc.	916	54,044
China Railway Construction Corp. Ltd., H Shares	228,500	271,540
CIMIC Group Ltd.	4,902	189,748
Dycom Industries, Inc.(1)	1,418	152,251
Granite Construction, Inc.	2,673	177,407
Jacobs Engineering Group, Inc.	5,842	383,410
Kajima Corp.	52,000	548,268
Larsen & Toubro Ltd.	12,562	237,013
Maeda Corp.	9,600	142,377

	Shares/ Principal Amount	Value
NCC AB, B Shares	13,535	$281,400
Nishimatsu Construction Co. Ltd.	7,300	212,381
Peab AB	12,701	114,189
Penta-Ocean Construction Co. Ltd.	33,900	253,131
SHO-BOND Holdings Co. Ltd.	1,800	114,630
Taisei Corp.	10,200	541,265
Valmont Industries, Inc.	336	58,061
		3,731,115
Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd., H Shares	112,000	538,893
Cemex SAB de CV ADR(1)	25,398	192,771
CRH plc	20,800	717,747
HeidelbergCement AG	8,510	905,646
Summit Materials, Inc., Class A(1)	5,354	164,689
Vulcan Materials Co.	5,548	697,106
		3,216,852
Consumer Finance — 0.2%
Aiful Corp.(1)	28,200	96,643
American Express Co.	10,280	1,004,459
Bharat Financial Inclusion Ltd.(1)	18,402	281,289
Green Dot Corp., Class A(1)	1,965	121,437
OneMain Holdings, Inc.(1)	9,147	236,084
Srisawad Corp. PCL	128,618	248,347
		1,988,259
Containers and Packaging — 0.6%
Ball Corp.	28,996	1,157,230
Bemis Co., Inc.	13,064	612,963
Graphic Packaging Holding Co.	77,555	1,187,367
Klabin SA	54,700	298,277
Packaging Corp. of America	6,760	801,736
RPC Group plc	89,168	1,111,757
Silgan Holdings, Inc.	10,634	307,110
Sonoco Products Co.	12,912	690,921
WestRock Co.	28,585	1,783,990
		7,951,351
Distributors — 0.1%
LKQ Corp.(1)	17,145	675,856
Pool Corp.	395	49,628
		725,484
Diversified Consumer Services — 0.3%
AA plc	25,066	51,215
Bright Horizons Family Solutions, Inc.(1)	2,198	195,512
Chegg, Inc.(1)	8,401	127,779
Grand Canyon Education, Inc.(1)	4,647	441,279
H&R Block, Inc.	46,661	1,221,585
Kroton Educacional SA	94,600	523,653
New Oriental Education & Technology Group, Inc. ADR	6,856	581,800

	Shares/ Principal Amount	Value
TAL Education Group ADR	31,450	$876,826
		4,019,649
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	7,794	1,504,320
Challenger Ltd.	6,020	64,320
Compass Diversified Holdings	15,667	264,772
Industrivarden AB, C Shares	10,992	268,229
Kinnevik AB, B Shares	8,095	259,716
L E Lundbergforetagen AB, B Shares	2,443	179,335
Leucadia National Corp.	47,643	1,253,487
ORIX Corp.	22,100	381,267
Standard Life Aberdeen plc	61,490	358,089
		4,533,535
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	10,953	398,470
CenturyLink, Inc.	18,688	272,658
Deutsche Telekom AG	13,698	244,771
Masmovil Ibercom SA(1)	1,256	115,203
Nippon Telegraph & Telephone Corp.	15,400	807,576
Orange SA	21,412	369,060
PCCW Ltd.	396,000	235,548
Swisscom AG	1,284	677,644
TDC A/S	10,493	63,934
Telefonica Deutschland Holding AG	12,161	57,841
Telefonica SA	72,669	744,871
Telekomunikasi Indonesia Persero Tbk PT	1,069,200	330,275
Telstra Corp. Ltd.	67,443	175,415
Verizon Communications, Inc.	57,467	2,924,496
		7,417,762
Electric Utilities — 0.8%
Edison International	25,274	2,054,018
EDP - Energias de Portugal SA	123,732	433,811
Enel SpA	26,006	168,956
Eversource Energy	4,948	320,878
FirstEnergy Corp.	50,139	1,711,745
Kansai Electric Power Co., Inc. (The)	2,300	30,441
PG&E Corp.	23,464	1,272,687
Pinnacle West Capital Corp.	5,876	539,476
Portland General Electric Co.	7,574	375,973
PPL Corp.	17,490	641,358
Tata Power Co. Ltd. (The)	104,840	154,574
Westar Energy, Inc.	1,949	111,502
Xcel Energy, Inc.	39,582	2,042,827
		9,858,246
Electrical Equipment — 0.6%
ABB Ltd.	24,970	639,146
AMETEK, Inc.	7,015	509,920

	Shares/ Principal Amount	Value
AZZ, Inc.	2,512	$120,827
Eaton Corp. plc	41,806	3,251,671
Emerson Electric Co.	26,786	1,736,269
Hubbell, Inc.	7,890	992,483
Melrose Industries plc	39,071	105,147
Sensata Technologies Holding NV(1)	4,045	202,048
Thermon Group Holdings, Inc.(1)	2,215	51,521
		7,609,032
Electronic Equipment, Instruments and Components — 1.0%
AAC Technologies Holdings, Inc.	40,500	817,042
Anritsu Corp.	10,200	97,573
Belden, Inc.	1,127	95,446
CDW Corp.	10,345	724,253
Coherent, Inc.(1)	180	52,553
Dolby Laboratories, Inc., Class A	15,185	944,203
Flextronics International Ltd.(1)	38,742	700,068
FLIR Systems, Inc.	3,103	144,538
Hexagon AB, B Shares	17,110	840,943
Jabil, Inc.	12,315	355,288
Keyence Corp.	1,800	1,049,094
Keysight Technologies, Inc.(1)	18,924	823,194
Largan Precision Co. Ltd.	1,000	173,137
LG Innotek Co. Ltd.	2,014	301,378
National Instruments Corp.	17,398	764,642
Nippon Electric Glass Co. Ltd.	6,400	249,465
Omron Corp.	2,500	148,037
OSI Systems, Inc.(1)	1,225	106,159
Sunny Optical Technology Group Co. Ltd.	50,000	848,672
SYNNEX Corp.	483	65,785
TE Connectivity Ltd.	21,686	2,048,026
Tech Data Corp.(1)	1,412	136,540
Topcon Corp.	5,437	121,062
Trimble, Inc.(1)	14,004	588,028
TTM Technologies, Inc.(1)	8,329	136,013
Venture Corp. Ltd.	15,600	243,595
VeriFone Systems, Inc.(1)	6,307	109,363
Zebra Technologies Corp., Class A(1)	112	12,356
		12,696,453
Energy Equipment and Services — 0.7%
Baker Hughes a GE Co.	59,252	1,761,562
Basic Energy Services, Inc.(1)	1,064	23,802
Borr Drilling Ltd.(1)	30,031	133,937
Dril-Quip, Inc.(1)	2,060	98,777
Halliburton Co.	54,069	2,259,003
Helix Energy Solutions Group, Inc.(1)	3,267	21,725
Helmerich & Payne, Inc.	7,833	458,857
Keane Group, Inc.(1)	1,578	23,607

	Shares/ Principal Amount	Value
Mammoth Energy Services, Inc.(1)	1,142	$21,527
National Oilwell Varco, Inc.	25,105	842,273
Schlumberger Ltd.	59,520	3,740,832
Trican Well Service Ltd.(1)	67,616	245,276
		9,631,178
Equity Real Estate Investment Trusts (REITs) — 2.5%
Agree Realty Corp.	1,558	77,028
Alexandria Real Estate Equities, Inc.	5,568	707,470
Allied Properties Real Estate Investment Trust	8,876	285,375
American Tower Corp.	4,388	631,565
Apple Hospitality REIT, Inc.	1,411	27,486
Armada Hoffler Properties, Inc.	4,112	63,530
Ascendas Real Estate Investment Trust	65,000	127,400
Boston Properties, Inc.	8,263	1,036,015
Camden Property Trust	8,021	732,157
Canadian Apartment Properties REIT	2,655	76,122
CapitaLand Commercial Trust	113,800	159,923
CareTrust REIT, Inc.	3,478	63,369
Chatham Lodging Trust	581	13,183
Community Healthcare Trust, Inc.	2,770	75,510
Crown Castle International Corp.	6,257	707,041
CubeSmart	12,074	344,592
CyrusOne, Inc.	5,665	344,205
Daiwa House REIT Investment Corp.	135	323,310
Dexus	58,889	463,426
DiamondRock Hospitality Co.	2,809	31,433
Douglas Emmett, Inc.	4,707	189,739
Empire State Realty Trust, Inc., Class A	21,757	441,667
EPR Properties	575	38,997
Equinix, Inc.	1,991	924,800
Equity Residential	22,290	1,489,418
Extra Space Storage, Inc.	5,779	493,295
First Industrial Realty Trust, Inc.	1,986	64,644
Four Corners Property Trust, Inc.	784	20,462
Gaming and Leisure Properties, Inc.	4,622	167,871
Gecina SA	4,445	740,740
GGP, Inc.	9,648	226,728
Goodman Group	66,434	439,384
GPT Group (The)	63,021	258,752
Healthcare Trust of America, Inc., Class A	18,195	556,585
Host Hotels & Resorts, Inc.	6,539	129,407
Hulic Reit, Inc.	161	237,062
Inmobiliaria Colonial Socimi SA	11,322	107,064
Invitation Homes, Inc.	27,602	650,027
Kite Realty Group Trust	10,280	197,684
Lexington Realty Trust	4,477	46,829
Link REIT	63,500	566,693

	Shares/ Principal Amount	Value
Macerich Co. (The)	2,074	$134,291
MedEquities Realty Trust, Inc.	9,971	111,775
Medical Properties Trust, Inc.	5,755	78,786
MGM Growth Properties LLC, Class A	21,153	619,360
Mid-America Apartment Communities, Inc.	3,442	352,598
Nippon Prologis REIT, Inc.	139	297,936
Orix JREIT, Inc.	50	70,051
Paramount Group, Inc.	21,251	343,629
Piedmont Office Realty Trust, Inc., Class A	38,261	762,924
Potlatch Corp.	17,671	911,824
Praxis Home Retail Ltd.	2,068	642
Prologis, Inc.	20,156	1,334,932
PS Business Parks, Inc.	571	75,692
QTS Realty Trust, Inc., Class A	2,241	124,734
Rayonier, Inc.	9,814	309,632
Regency Centers Corp.	7,663	519,628
RLJ Lodging Trust	2,165	46,937
Sabra Health Care REIT, Inc.	3,816	73,420
Safestore Holdings plc	50,503	318,031
SBA Communications Corp.(1)	17,648	2,995,748
Scentre Group	78,048	251,039
Segro plc	113,002	837,907
Simon Property Group, Inc.	5,515	892,051
Spirit Realty Capital, Inc.	24,330	207,778
STORE Capital Corp.	15,608	402,999
Summit Hotel Properties, Inc.	3,357	50,724
Sun Communities, Inc.	6,148	572,133
Sunstone Hotel Investors, Inc.	781	13,051
Taubman Centers, Inc.	912	53,525
UDR, Inc.	12,104	476,050
Unibail-Rodamco SE	2,118	542,151
UNITE Group plc (The)	30,861	299,625
Urstadt Biddle Properties, Inc., Class A	2,471	58,612
Vornado Realty Trust	5,500	426,910
Welltower, Inc.	7,597	512,494
Westfield Corp.	17,740	112,935
Weyerhaeuser Co.	42,742	1,512,212
WP Carey, Inc.	18,745	1,334,269
		32,317,023
Food and Staples Retailing — 1.2%
BIM Birlesik Magazalar AS	28,054	518,593
Casino Guichard Perrachon SA	3,539	215,426
Costco Wholesale Corp.	7,929	1,462,345
CP ALL PCL	360,000	804,653
CVS Health Corp.	45,391	3,476,951
Distribuidora Internacional de Alimentacion SA	26,649	125,516
Future Retail Ltd.(1)	41,364	353,620

	Shares/ Principal Amount	Value
Jeronimo Martins SGPS SA	23,260	$456,591
Lawson, Inc.	3,900	268,916
METRO AG(1)	13,981	272,961
President Chain Store Corp.	37,000	351,731
Sysco Corp.	31,696	1,829,810
United Natural Foods, Inc.(1)	8,568	411,435
Wal-Mart Stores, Inc.	31,683	3,080,538
Walgreens Boots Alliance, Inc.	9,564	695,877
Wesfarmers Ltd.	4,868	162,444
X5 Retail Group NV GDR(1)	12,534	464,433
		14,951,840
Food Products — 1.3%
a2 Milk Co. Ltd.(1)	26,650	154,731
Associated British Foods plc	19,920	790,932
Campbell Soup Co.	11,809	582,184
Conagra Brands, Inc.	106,655	3,981,431
Danone SA	14,450	1,219,900
General Mills, Inc.	33,903	1,917,554
Hershey Co. (The)	5,784	641,619
Hormel Foods Corp.	21,123	769,933
Indofood Sukses Makmur Tbk PT	503,200	273,324
J.M. Smucker Co. (The)	4,739	552,899
John B Sanfilippo & Son, Inc.	993	59,997
Kellogg Co.	13,139	869,276
Lamb Weston Holdings, Inc.	3,827	208,074
Mondelez International, Inc., Class A	71,621	3,075,406
Nestle SA	5,728	490,415
Orkla ASA	69,183	693,950
Premium Brands Holdings Corp.	2,760	227,877
TreeHouse Foods, Inc.(1)	3,821	175,842
WH Group Ltd.	77,000	81,983
		16,767,327
Gas Utilities — 0.1%
Atmos Energy Corp.	5,138	474,186
China Gas Holdings Ltd.	196,000	605,069
Spire, Inc.	6,842	562,754
		1,642,009
Health Care Equipment and Supplies — 2.1%
Abbott Laboratories	21,380	1,205,191
ABIOMED, Inc.(1)	2,095	408,190
Align Technology, Inc.(1)	3,486	909,428
Analogic Corp.	130	10,764
Atrion Corp.	21	14,167
Baxter International, Inc.	10,238	670,896
BioMerieux	1,240	103,458
Boston Scientific Corp.(1)	22,032	579,001
Cooper Cos., Inc. (The)	7,656	1,846,474

	Shares/ Principal Amount	Value
Edwards Lifesciences Corp.(1)	15,341	$1,797,965
Essilor International Cie Generale d'Optique SA	2,472	318,053
Globus Medical, Inc., Class A(1)	6,065	230,531
Hill-Rom Holdings, Inc.	8,723	737,530
IDEXX Laboratories, Inc.(1)	2,991	467,822
Intuitive Surgical, Inc.(1)	8,616	3,444,504
Koninklijke Philips NV	3,579	139,095
LivaNova plc(1)	5,826	507,911
Masimo Corp.(1)	8,302	737,550
Medtronic plc	31,160	2,559,171
Merit Medical Systems, Inc.(1)	1,734	75,342
Nevro Corp.(1)	1,435	107,367
NuVasive, Inc.(1)	963	55,555
Penumbra, Inc.(1)	2,949	310,530
STERIS plc	5,174	465,453
Sysmex Corp.	11,800	898,387
Teleflex, Inc.	6,010	1,595,775
Varex Imaging Corp.(1)	3,264	120,996
Varian Medical Systems, Inc.(1)	3,531	394,589
West Pharmaceutical Services, Inc.	5,767	576,296
Zimmer Biomet Holdings, Inc.	45,310	5,305,801
		26,593,792
Health Care Providers and Services — 1.4%
Acadia Healthcare Co., Inc.(1)	1,838	58,504
Amedisys, Inc.(1)	12,808	691,632
AMN Healthcare Services, Inc.(1)	2,899	145,530
Cardinal Health, Inc.	14,917	882,937
Cigna Corp.	11,619	2,460,091
CVS Group plc	10,390	142,031
Express Scripts Holding Co.(1)	9,242	602,394
Fresenius Medical Care AG & Co. KGaA	7,600	755,311
HCA Healthcare, Inc.(1)	23,259	1,977,015
HealthEquity, Inc.(1)	1,916	99,383
Humana, Inc.	2,522	657,889
LifePoint Health, Inc.(1)	15,661	748,596
McKesson Corp.	8,986	1,327,592
Miraca Holdings, Inc.	8,800	384,071
NMC Health plc	13,412	517,445
Owens & Minor, Inc.	1,387	26,547
Providence Service Corp. (The)(1)	1,326	80,276
Quest Diagnostics, Inc.	9,185	904,355
Teladoc, Inc.(1)	2,982	110,632
Tivity Health, Inc.(1)	9,281	341,541
UnitedHealth Group, Inc.	18,247	4,163,418
WellCare Health Plans, Inc.(1)	4,951	1,054,513
		18,131,703

	Shares/ Principal Amount	Value
Health Care Technology — 0.1%
Cerner Corp.(1)	9,370	$662,365
Cotiviti Holdings, Inc.(1)	5,571	182,060
Veeva Systems, Inc., Class A(1)	1,365	82,187
		926,612
Hotels, Restaurants and Leisure — 1.3%
Accor SA	13,620	683,407
Carnival Corp.	11,563	758,995
Carnival plc	12,100	783,706
Cedar Fair LP	1,454	98,683
China Lodging Group Ltd. ADR	6,521	695,856
Chipotle Mexican Grill, Inc.(1)	2,659	809,373
Choice Hotels International, Inc.	840	65,940
Churchill Downs, Inc.	617	144,995
Compass Group plc	35,405	718,466
Corporate Travel Management Ltd.	7,130	110,059
Darden Restaurants, Inc.	11,662	983,340
Domino's Pizza, Inc.	1,145	213,153
Hilton Grand Vacations, Inc.(1)	4,566	182,503
Hilton Worldwide Holdings, Inc.	8,595	666,628
Las Vegas Sands Corp.	47,604	3,298,481
Marriott International, Inc., Class A	4,879	619,633
McDonald's Corp.	261	44,884
Melco Resorts & Entertainment Ltd. ADR	9,390	245,173
MGM Resorts International	14,572	497,197
Minor International PCL	470,800	627,159
NH Hotel Group SA	14,880	109,483
Papa John's International, Inc.	4,854	283,765
Planet Fitness, Inc., Class A(1)	5,547	179,556
Red Robin Gourmet Burgers, Inc.(1)	2,209	115,752
Royal Caribbean Cruises Ltd.	25,186	3,120,042
Ruth's Hospitality Group, Inc.	1,715	36,787
Texas Roadhouse, Inc.	2,143	109,443
Thomas Cook Group plc	21,077	33,806
TKP Corp.(1)	4,800	101,717
Vail Resorts, Inc.	2,558	575,959
		16,913,941
Household Durables — 0.3%
Cairn Homes plc(1)	117,515	249,002
Electrolux AB, Series B	13,210	439,352
Garmin Ltd.	6,154	382,040
Haier Electronics Group Co. Ltd.	105,000	281,638
Haseko Corp.	24,500	380,690
Helen of Troy Ltd.(1)	2,233	199,630
Installed Building Products, Inc.(1)	1,669	128,596
LG Electronics, Inc.	2,979	247,568
Mohawk Industries, Inc.(1)	2,852	806,004

	Shares/ Principal Amount	Value
Newell Brands, Inc.	17,346	$537,206
PulteGroup, Inc.	18,034	615,500
SEB SA	1,059	195,211
Sony Corp.	900	41,894
		4,504,331
Household Products — 0.5%
Central Garden & Pet Co., Class A(1)	2,924	112,779
Church & Dwight Co., Inc.	17,282	813,809
Energizer Holdings, Inc.	4,158	190,977
Kimberly-Clark Corp.	17,457	2,090,650
Procter & Gamble Co. (The)	42,194	3,797,038
		7,005,253
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	114,659	1,213,092
Industrial Conglomerates — 0.8%
3M Co.	10,541	2,562,939
Carlisle Cos., Inc.	14,661	1,685,575
DCC plc	1,612	156,125
General Electric Co.	81,060	1,482,587
Honeywell International, Inc.	19,340	3,016,266
Rheinmetall AG	3,731	474,760
Siemens AG	3,212	436,798
		9,815,050
Insurance — 1.7%
Aflac, Inc.	16,710	1,464,464
AIA Group Ltd.	224,600	1,830,697
Allianz SE	6,293	1,484,132
Allstate Corp. (The)	21,566	2,213,966
AMERISAFE, Inc.	2,238	146,925
Arthur J. Gallagher & Co.	7,413	487,998
Assicurazioni Generali SpA	21,867	400,558
Aviva plc	145,018	1,002,807
Brown & Brown, Inc.	6,342	325,027
Chubb Ltd.	19,444	2,957,627
CNP Assurances	22,776	513,327
Discovery Ltd.	29,854	358,765
Hannover Rueck SE	3,120	410,154
Hanover Insurance Group, Inc. (The)	5,157	554,893
Infinity Property & Casualty Corp.	447	48,187
Insurance Australia Group Ltd.	20,688	112,857
James River Group Holdings Ltd.	2,559	103,588
Kinsale Capital Group, Inc.	4,631	206,496
Legal & General Group plc	32,863	118,796
Loews Corp.	6,245	313,999
Mapfre SA	125,169	421,355
MetLife, Inc.	11,710	628,593
MS&AD Insurance Group Holdings, Inc.	4,800	156,586

	Shares/ Principal Amount	Value
Muenchener Rueckversicherungs-Gesellschaft AG	1,819	$404,913
Ping An Insurance Group Co., H Shares	92,500	914,616
Principal Financial Group, Inc.	1,475	104,415
ProAssurance Corp.	5,094	315,064
Reinsurance Group of America, Inc.	3,404	551,618
RLI Corp.	3,104	185,402
SCOR SE	2,099	85,662
Sompo Holdings, Inc.	2,900	117,090
Sony Financial Holdings, Inc.	4,900	83,095
Stewart Information Services Corp.	1,725	69,569
Swiss Life Holding AG	360	120,794
Swiss Re AG	13,550	1,271,087
Torchmark Corp.	2,672	237,407
Travelers Cos., Inc. (The)	1,426	193,323
Trupanion, Inc.(1)	2,833	84,367
Unum Group	5,445	308,296
Validus Holdings Ltd.	4,577	225,097
Zurich Insurance Group AG	3,039	917,873
		22,451,485
Internet and Direct Marketing Retail — 1.6%
Amazon.com, Inc.(1)	10,596	12,468,843
ASOS plc(1)	9,356	767,263
Ctrip.com International Ltd. ADR(1)	9,012	415,273
Expedia, Inc.	13,667	1,674,208
Priceline Group, Inc. (The)(1)	1,438	2,501,703
Rakuten, Inc.	43,100	443,136
Start Today Co. Ltd.	28,900	890,618
Wayfair, Inc., Class A(1)	4,534	317,335
Zalando SE(1)	19,473	997,061
		20,475,440
Internet Software and Services — 3.2%
2U, Inc.(1)	2,560	164,096
Alarm.com Holdings, Inc.(1)	1,465	60,050
Alibaba Group Holding Ltd. ADR(1)	20,682	3,662,369
Alphabet, Inc., Class A(1)	15,533	16,094,829
eBay, Inc.(1)	9,575	331,965
Facebook, Inc., Class A(1)	65,339	11,576,764
Five9, Inc.(1)	4,796	117,550
GrubHub, Inc.(1)	970	65,533
j2 Global, Inc.	785	59,236
Just Eat plc(1)	73,817	798,171
LogMeIn, Inc.	15,645	1,861,755
Mimecast Ltd.(1)	3,755	114,152
NAVER Corp.	326	240,272
Q2 Holdings, Inc.(1)	1,882	78,762
Shopify, Inc., Class A(1)	468	48,588
SPS Commerce, Inc.(1)	248	12,514

	Shares/ Principal Amount	Value
Tencent Holdings Ltd.	85,500	$4,413,433
VeriSign, Inc.(1)	2,931	337,358
Weibo Corp. ADR(1)	3,342	362,808
Yandex NV, A Shares(1)	45,162	1,495,314
		41,895,519
IT Services — 1.7%
Alliance Data Systems Corp.	344	82,309
Amadeus IT Group SA	13,540	977,591
Booz Allen Hamilton Holding Corp.	18,051	698,393
Cognizant Technology Solutions Corp., Class A	202	14,601
CSG Systems International, Inc.	2,823	129,547
CSRA, Inc.	6,514	188,450
DXC Technology Co.	26,067	2,506,081
Euronet Worldwide, Inc.(1)	1,010	92,263
EVERTEC, Inc.	14,322	199,076
Fidelity National Information Services, Inc.	11,339	1,069,608
First Data Corp., Class A(1)	32,660	537,257
Fiserv, Inc.(1)	7,488	984,298
Global Payments, Inc.	5,821	585,360
International Business Machines Corp.	19,427	2,991,175
InterXion Holding NV(1)	6,300	363,699
Keywords Studios plc	10,480	208,501
MasterCard, Inc., Class A	377	56,727
My EG Services Bhd	511,200	265,001
PayPal Holdings, Inc.(1)	29,500	2,234,035
Presidio, Inc.(1)	6,752	104,251
Science Applications International Corp.	532	39,474
Solutions 30 SE(1)	5,993	188,941
Teradata Corp.(1)	6,787	257,974
Total System Services, Inc.	25,407	1,889,265
Travelport Worldwide Ltd.	13,672	183,068
Vakrangee Ltd.	43,000	477,194
Vantiv, Inc., Class A(1)	13,779	1,033,425
Visa, Inc., Class A	26,956	3,034,976
Worldline SA(1)	2,940	144,821
		21,537,361
Leisure Products — 0.1%
BRP, Inc.	4,211	153,961
Malibu Boats, Inc., Class A(1)	4,624	144,546
Mattel, Inc.	16,230	296,198
MCBC Holdings, Inc.(1)	1,483	34,999
Sega Sammy Holdings, Inc.	18,600	225,265
Trigano SA	1,840	291,098
		1,146,067
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc.	12,585	871,385
Bio-Techne Corp.	4,056	546,546

	Shares/ Principal Amount	Value
Eurofins Scientific SE	285	$172,595
Illumina, Inc.(1)	5,972	1,373,739
Lonza Group AG	7,148	1,867,456
PerkinElmer, Inc.	14,973	1,103,211
PRA Health Sciences, Inc.(1)	1,618	133,275
Thermo Fisher Scientific, Inc.	5,214	1,005,051
Waters Corp.(1)	7,556	1,489,816
		8,563,074
Machinery — 2.0%
Airtac International Group	45,742	782,249
Alamo Group, Inc.	92	10,851
Allison Transmission Holdings, Inc.	4,881	200,316
Caterpillar, Inc.	22,072	3,115,463
Cummins, Inc.	14,440	2,417,256
Daifuku Co. Ltd.	2,100	114,808
Deere & Co.	725	108,648
Donaldson Co., Inc.	3,683	183,782
Doosan Infracore Co. Ltd.(1)	48,955	402,449
EnPro Industries, Inc.	1,745	150,716
FANUC Corp.	3,100	775,718
Fuji Machine Manufacturing Co. Ltd.	7,100	138,858
Gardner Denver Holdings, Inc.(1)	610	19,770
Gima TT SpA(1)	5,458	109,464
Global Brass & Copper Holdings, Inc.	5,060	175,076
Graco, Inc.	256	33,687
Graham Corp.	3,638	72,178
Hitachi Construction Machinery Co. Ltd.	12,000	399,171
Hyster-Yale Materials Handling, Inc.	131	11,113
Illinois Tool Works, Inc.	95	16,079
Industria Macchine Automatiche SpA	1,060	89,533
Ingersoll-Rand plc	17,142	1,501,982
ITT, Inc.	2,820	152,844
John Bean Technologies Corp.	6,196	741,971
Kadant, Inc.	1,080	110,484
Kennametal, Inc.	16,921	788,857
KION Group AG	1,374	111,861
Komatsu Ltd.	34,700	1,081,675
Konecranes Oyj	4,331	192,340
Lydall, Inc.(1)	498	27,415
Middleby Corp. (The)(1)	7,242	923,500
Oshkosh Corp.	18,213	1,639,899
PACCAR, Inc.	4,009	281,953
Parker-Hannifin Corp.	15,283	2,865,410
Rexnord Corp.(1)	778	19,388
Sandvik AB	51,820	890,133
Snap-on, Inc.	2,407	407,818
Terex Corp.	1,923	89,919

	Shares/ Principal Amount	Value
THK Co. Ltd.	7,300	$272,387
Toro Co. (The)	26,134	1,705,243
Tsubaki Nakashima Co. Ltd.	9,800	219,052
Valmet Oyj	10,561	194,274
WABCO Holdings, Inc.(1)	7,154	1,069,165
Weichai Power Co. Ltd., H Shares	200,000	223,325
Weir Group plc (The)	32,760	864,797
Yangzijiang Shipbuilding Holdings Ltd.	111,600	129,958
		25,832,835
Marine — 0.1%
AP Moller - Maersk A/S, B Shares	440	789,377
Media — 0.5%
AMC Networks, Inc., Class A(1)	267	13,761
Comcast Corp., Class A	16,159	606,609
CyberAgent, Inc.	15,100	520,859
Daiichikosho Co., Ltd.	2,500	119,901
DISH Network Corp., Class A(1)	4,525	229,191
Emerald Expositions Events, Inc.	1,478	33,033
Entravision Communications Corp., Class A	38,961	274,675
Eutelsat Communications SA	9,491	215,019
Liberty Media Corp-Liberty Formula One, Class C(1)	7,694	280,062
Metropole Television SA	4,864	127,958
Naspers Ltd., N Shares	4,060	1,089,248
ProSiebenSat.1 Media SE	8,292	263,808
RTL Group SA	3,058	243,986
Sirius XM Holdings, Inc.	77,778	427,779
Time Warner, Inc.	13,449	1,230,718
Townsquare Media, Inc., Class A(1)	2,214	17,579
Vector, Inc.	14,700	207,389
Walt Disney Co. (The)	331	34,695
		5,936,270
Metals and Mining — 0.4%
Acacia Mining plc	24,040	56,062
Alrosa PJSC	37,298	48,985
AMG Advanced Metallurgical Group NV	2,090	93,126
Anglo American plc	12,958	238,402
ArcelorMittal(1)	7,650	231,606
BHP Billiton plc	33,225	604,157
Centamin plc	26,072	48,537
Evraz plc	32,496	125,941
Fortescue Metals Group Ltd.	80,270	280,892
Kirkland Lake Gold Ltd.	15,640	225,360
Lundin Mining Corp.	19,950	116,284
Maanshan Iron & Steel Co. Ltd., H Shares(1)	478,000	235,735
Regis Resources Ltd.	22,013	65,391
Rio Tinto plc	40,701	1,929,191
Salzgitter AG	1,740	89,664

	Shares/ Principal Amount	Value
Vale SA ADR	48,179	$515,515
		4,904,848
Mortgage Real Estate Investment Trusts (REITs)†
Granite Point Mortgage Trust, Inc.	2,927	52,540
Starwood Property Trust, Inc.	9,336	202,404
Two Harbors Investment Corp.	4,318	69,088
		324,032
Multi-Utilities — 0.2%
Ameren Corp.	6,849	438,062
Centrica plc	234,456	456,925
E.ON SE	58,131	672,506
Engie SA	21,863	382,695
NorthWestern Corp.	10,815	694,972
Veolia Environnement SA	20,916	529,170
		3,174,330
Multiline Retail — 0.8%
B&M European Value Retail SA	209,051	1,080,233
Dollar General Corp.	6,274	552,614
Dollar Tree, Inc.(1)	22,799	2,342,825
Dollarama, Inc.	5,840	713,891
Don Quijote Holdings Co. Ltd.	4,200	202,368
Lojas Renner SA	115,300	1,195,109
Magazine Luiza SA	17,900	310,705
Marks & Spencer Group plc	38,633	163,681
Ryohin Keikaku Co. Ltd.	1,700	531,945
Seria Co. Ltd.	2,300	145,653
Target Corp.	45,836	2,745,577
		9,984,601
Oil, Gas and Consumable Fuels — 2.7%
Anadarko Petroleum Corp.	36,194	1,740,569
Ardmore Shipping Corp.(1)	7,662	60,913
BP plc	97,954	648,439
Callon Petroleum Co.(1)	10,447	115,335
Chevron Corp.	19,744	2,349,339
Cimarex Energy Co.	2,220	257,764
CNOOC Ltd.	130,000	177,883
Comstock Resources, Inc.(1)	193	1,177
Concho Resources, Inc.(1)	8,627	1,206,572
Contango Oil & Gas Co.(1)	3,256	7,945
Devon Energy Corp.	16,009	616,827
EQT Corp.	14,663	873,915
Extraction Oil & Gas, Inc.(1)	3,494	52,620
Exxon Mobil Corp.	65,103	5,422,429
Galp Energia SGPS SA	13,962	263,678
GS Holdings Corp.	3,050	171,254
HollyFrontier Corp.	23,408	1,041,188
Imperial Oil Ltd.	93,367	2,880,290

	Shares/ Principal Amount	Value
Lundin Petroleum AB(1)	33,650	$774,854
Marathon Petroleum Corp.	8,664	542,626
Noble Energy, Inc.	31,851	837,681
Novatek PJSC GDR	4,480	508,071
Occidental Petroleum Corp.	42,615	3,004,357
OMV AG	8,915	554,803
Petroleo Brasileiro SA ADR(1)	26,001	252,730
Repsol SA	31,249	573,842
Royal Dutch Shell plc, A Shares	31,825	1,018,505
Royal Dutch Shell plc, B Shares	69,125	2,241,391
Royal Dutch Shell plc, Class B ADR	11,310	745,781
RSP Permian, Inc.(1)	3,509	128,886
Scorpio Tankers, Inc.	14,979	46,435
SK Innovation Co. Ltd.	1,672	319,798
Spectra Energy Partners LP	9,602	392,914
TOTAL SA	29,211	1,649,253
TOTAL SA ADR	43,180	2,441,829
United Tractors Tbk PT	232,300	578,386
Whitehaven Coal Ltd.	21,278	62,602
WildHorse Resource Development Corp.(1)	2,788	46,002
Woodside Petroleum Ltd.	7,355	174,191
		34,783,074
Paper and Forest Products — 0.1%
KapStone Paper and Packaging Corp.	5,792	128,756
Louisiana-Pacific Corp.(1)	21,581	595,851
Nine Dragons Paper Holdings Ltd.	248,000	412,530
Sappi Ltd.	35,714	253,138
UPM-Kymmene Oyj	13,356	401,217
		1,791,492
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	2,666	154,601
Estee Lauder Cos., Inc. (The), Class A	5,685	709,658
Godrej Consumer Products Ltd.	22,255	333,583
Inter Parfums, Inc.	936	41,465
Kose Corp.	1,800	277,194
Medifast, Inc.	3,115	213,471
Pola Orbis Holdings, Inc.	21,700	794,564
Unilever NV CVA	40,350	2,325,585
		4,850,121
Pharmaceuticals — 2.2%
Aerie Pharmaceuticals, Inc.(1)	583	37,458
Allergan plc	8,023	1,394,638
AstraZeneca plc	3,913	253,078
Bristol-Myers Squibb Co.	8,667	547,668
Catalent, Inc.(1)	4,832	192,265
Dermira, Inc.(1)	1,052	26,931
Eli Lilly & Co.	16,716	1,414,842

	Shares/ Principal Amount	Value
GlaxoSmithKline plc	70,017	$1,211,484
Horizon Pharma plc(1)	1,955	28,113
Jazz Pharmaceuticals plc(1)	3,397	474,697
Johnson & Johnson	33,732	4,699,880
Medicines Co. (The)(1)	1,287	37,323
Merck & Co., Inc.	82,994	4,587,078
Nippon Shinyaku Co. Ltd.	2,900	207,932
Novartis AG	14,033	1,200,704
Optinose, Inc.(1)	3,127	59,694
Pacira Pharmaceuticals, Inc.(1)	994	45,923
Pfizer, Inc.	182,793	6,628,074
Richter Gedeon Nyrt	9,396	242,883
Roche Holding AG	14,549	3,671,320
Sanofi	4,831	441,043
Zoetis, Inc.	21,046	1,521,415
		28,924,443
Professional Services — 0.4%
ALS Ltd.	31,350	160,869
Capita plc	7,014	44,305
Huron Consulting Group, Inc.(1)	2,871	117,424
IHS Markit Ltd.(1)	12,688	566,139
Intertek Group plc	10,300	728,922
Outsourcing, Inc.	16,500	290,607
Persol Holdings Co. Ltd.	2,700	63,360
Recruit Holdings Co. Ltd.	29,400	690,102
RELX plc	37,340	868,118
Teleperformance	2,106	311,974
TrueBlue, Inc.(1)	854	24,296
Verisk Analytics, Inc.(1)	11,054	1,065,827
		4,931,943
Real Estate Management and Development — 0.9%
Aroundtown SA	55,459	418,083
Ayala Land, Inc.	802,600	686,793
Bumi Serpong Damai Tbk PT	243,900	29,834
Central Pattana PCL	76,700	189,123
China Evergrande Group(1)	36,000	120,482
China Vanke Co. Ltd., H Shares	67,900	248,617
CIFI Holdings Group Co. Ltd.	134,000	74,443
City Developments Ltd.	24,700	223,119
CK Asset Holdings Ltd.	59,000	499,536
Country Garden Holdings Co.	281,000	446,049
Daito Trust Construction Co. Ltd.	3,300	604,392
Daiwa House Industry Co. Ltd.	4,100	150,629
Deutsche Wohnen SE	23,692	1,047,611
Fabege AB	19,549	406,686
FirstService Corp.	1,251	85,204
Grand City Properties SA	2,580	58,982

	Shares/ Principal Amount	Value
Guangzhou R&F Properties Co. Ltd., H Shares	44,400	$96,158
Henderson Land Development Co. Ltd.	12,000	78,754
Iguatemi Empresa de Shopping Centers SA	14,900	174,652
Investors Cloud Co. Ltd.	2,500	148,367
Jones Lang LaSalle, Inc.	1,850	282,106
Kerry Properties Ltd.	45,000	200,135
KWG Property Holding Ltd.	50,500	53,801
Leopalace21 Corp.	45,200	362,068
Longfor Properties Co. Ltd.	78,000	185,009
Megaworld Corp.	995,700	106,089
Mitsui Fudosan Co. Ltd.	27,700	628,607
Multiplan Empreendimentos Imobiliarios SA	25,366	538,866
New World Development Co. Ltd.	107,000	155,869
Nexity SA	2,982	182,657
RE/MAX Holdings, Inc., Class A	1,155	61,619
Realogy Holdings Corp.	18,061	504,083
Relo Group, Inc.	7,500	200,206
Sumitomo Realty & Development Co. Ltd.	16,000	528,610
Sun Hung Kai Properties Ltd.	27,000	443,202
Sunac China Holdings Ltd.	15,000	69,812
Tricon Capital Group, Inc.	7,239	63,292
UOL Group Ltd.	40,700	268,568
VGP NV	1,335	91,198
Vonovia SE	912	42,926
Wharf Real Estate Investment Co. Ltd.(1)	20,000	120,868
Wheelock & Co. Ltd.	31,000	213,430
		11,090,535
Road and Rail — 0.6%
Canadian Pacific Railway Ltd.	1,997	349,834
CJ Logistics Corp.(1)	1,965	274,467
DSV A/S	21,445	1,651,787
Firstgroup plc(1)	25,242	37,163
Heartland Express, Inc.	29,315	669,555
Localiza Rent a Car SA	163,500	1,000,444
Norfolk Southern Corp.	2,704	374,856
Saia, Inc.(1)	1,818	119,624
Union Pacific Corp.	26,433	3,343,774
		7,821,504
Semiconductors and Semiconductor Equipment — 3.0%
Advanced Micro Devices, Inc.(1)	41,815	455,365
ams AG	2,370	230,676
Analog Devices, Inc.	6,950	598,464
Applied Materials, Inc.	97,912	5,166,816
ASM Pacific Technology Ltd.	8,500	123,431
ASML Holding NV	16,458	2,893,706
ASPEED Technology, Inc.	14,000	328,585
Broadcom Ltd.	16,724	4,648,269

	Shares/ Principal Amount	Value
Cavium, Inc.(1)	1,139	$97,362
Cypress Semiconductor Corp.	5,261	84,229
Formfactor, Inc.(1)	4,948	81,147
Infineon Technologies AG	21,570	595,806
Inphi Corp.(1)	1,661	68,217
Intel Corp.	104,432	4,682,731
KLA-Tencor Corp.	8,175	835,812
Kulicke & Soffa Industries, Inc.(1)	4,074	101,157
Lam Research Corp.	18,664	3,589,647
Land Mark Optoelectronics Corp.	23,000	291,310
Maxim Integrated Products, Inc.	39,752	2,080,222
Megachips Corp.	9,000	274,320
Microsemi Corp.(1)	2,131	112,623
MKS Instruments, Inc.	599	56,486
Monolithic Power Systems, Inc.	1,728	204,509
NVIDIA Corp.	300	60,213
Power Integrations, Inc.	1,401	109,979
Powertech Technology, Inc.	89,000	270,718
QUALCOMM, Inc.	15,370	1,019,646
Rohm Co. Ltd.	7,200	742,445
SK Hynix, Inc.	14,373	1,024,263
Skyworks Solutions, Inc.	1,452	152,082
SOITEC(1)	2,300	176,088
Sumco Corp.	10,000	252,986
Taiwan Semiconductor Manufacturing Co. Ltd.	417,500	3,143,138
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,455	176,418
Teradyne, Inc.	16,060	649,948
Texas Instruments, Inc.	28,008	2,724,898
Tokyo Electron Ltd.	1,100	204,946
Xilinx, Inc.	10,323	717,552
		39,026,210
Software — 2.8%
Activision Blizzard, Inc.	42,552	2,655,245
Adobe Systems, Inc.(1)	13,319	2,416,999
Autodesk, Inc.(1)	6,786	744,424
BroadSoft, Inc.(1)	2,997	164,835
Cadence Design Systems, Inc.(1)	884	38,816
Callidus Software, Inc.(1)	6,421	187,975
Electronic Arts, Inc.(1)	19,711	2,096,265
Guidewire Software, Inc.(1)	10,103	751,562
Intuit, Inc.	9,923	1,560,094
Microsoft Corp.	116,155	9,776,766
Nintendo Co. Ltd.	2,400	974,398
Oracle Corp. (New York)	100,023	4,907,128
Paycom Software, Inc.(1)	2,173	178,186
RealPage, Inc.(1)	3,577	162,217
Red Hat, Inc.(1)	10,720	1,358,867

	Shares/ Principal Amount	Value
RingCentral, Inc., Class A(1)	4,353	$205,244
salesforce.com, Inc.(1)	13,219	1,379,006
SAP SE	11,120	1,252,715
ServiceNow, Inc.(1)	6,596	811,308
Splunk, Inc.(1)	18,066	1,446,906
Symantec Corp.	20,422	591,625
Synopsys, Inc.(1)	5,234	473,049
Trend Micro, Inc.	1,900	107,765
Tyler Technologies, Inc.(1)	5,005	915,515
Ubisoft Entertainment SA(1)	2,760	211,748
VMware, Inc., Class A(1)	6,691	803,656
Zynga, Inc., Class A(1)	128,347	526,223
		36,698,537
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	17,829	1,800,729
American Eagle Outfitters, Inc.	4,207	67,649
At Home Group, Inc.(1)	3,713	102,590
Best Buy Co., Inc.	27,780	1,655,966
Burlington Stores, Inc.(1)	7,809	830,643
Camping World Holdings, Inc., Class A	2,954	136,947
CECONOMY AG	3,823	50,114
Floor & Decor Holdings, Inc., Class A(1)	1,741	70,667
Home Depot, Inc. (The)	1,324	238,082
Industria de Diseno Textil SA	8,175	289,726
L Brands, Inc.	6,270	351,559
Lowe's Cos., Inc.	29,147	2,429,985
Maisons du Monde SA	6,086	251,501
MarineMax, Inc.(1)	5,180	110,593
Monro, Inc.	1,604	80,922
National Vision Holdings, Inc.(1)	2,482	80,888
Nitori Holdings Co. Ltd.	4,100	670,960
O'Reilly Automotive, Inc.(1)	4,790	1,131,446
Penske Automotive Group, Inc.	2,438	117,902
Ross Stores, Inc.	8,293	630,517
Sleep Country Canada Holdings, Inc.	7,080	179,065
Sleep Number Corp.(1)	2,094	73,688
TJX Cos., Inc. (The)	10,073	761,015
Tokyo Base Co. Ltd.(1)	4,500	185,255
		12,298,409
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	72,171	12,402,586
Asetek A/S	2,194	22,712
Brother Industries Ltd.	15,300	379,412
Canon, Inc.	9,100	347,904
Catcher Technology Co. Ltd.	18,000	195,749
Cray, Inc.(1)	5,403	122,918
Lite-On Technology Corp.	39,000	48,207

	Shares/ Principal Amount	Value
Logitech International SA	7,956	$277,121
Neopost SA	808	26,912
Pegatron Corp.	32,000	73,560
Samsung Electronics Co. Ltd.	1,382	3,247,028
Western Digital Corp.	2,552	201,251
		17,345,360
Textiles, Apparel and Luxury Goods — 0.6%
adidas AG	6,730	1,403,375
ANTA Sports Products Ltd.	97,000	435,623
Carter's, Inc.	1,459	158,039
Cie Financiere Richemont SA	9,960	857,274
Columbia Sportswear Co.	3,369	236,874
Culp, Inc.	193	6,195
Deckers Outdoor Corp.(1)	8,930	667,339
HUGO BOSS AG	1,808	148,745
Kering	3,210	1,424,938
Michael Kors Holdings Ltd.(1)	10,373	606,198
Ralph Lauren Corp.	6,543	622,566
Samsonite International SA	36,900	152,723
Shenzhou International Group Holdings Ltd.	45,000	408,191
Steven Madden Ltd.(1)	1,330	56,858
Taiwan Paiho Ltd.	104,000	398,551
Tapestry, Inc.	14,810	617,429
		8,200,918
Thrifts and Mortgage Finance — 0.2%
Capitol Federal Financial, Inc.	41,291	580,551
Essent Group Ltd.(1)	40,854	1,807,790
LendingTree, Inc.(1)	341	102,965
Meta Financial Group, Inc.	462	43,405
		2,534,711
Tobacco — 0.4%
Altria Group, Inc.	19,814	1,343,984
British American Tobacco plc	30,970	1,970,133
Imperial Brands plc	7,707	319,543
Japan Tobacco, Inc.	4,100	135,858
Philip Morris International, Inc.	8,788	902,967
		4,672,485
Trading Companies and Distributors — 0.5%
Ashtead Group plc	40,062	1,029,785
BMC Stock Holdings, Inc.(1)	3,579	82,675
Bunzl plc	20,020	572,960
DXP Enterprises, Inc.(1)	4,267	118,623
Ferguson plc	14,740	1,064,192
Foundation Building Materials, Inc.(1)	8,010	121,832
GMS, Inc.(1)	1,292	48,204
MISUMI Group, Inc.	6,400	187,162
MonotaRO Co. Ltd.	20,500	585,807

	Shares/ Principal Amount	Value
MRC Global, Inc.(1)	6,281	$98,674
MSC Industrial Direct Co., Inc., Class A	8,867	798,651
SiteOne Landscape Supply, Inc.(1)	2,719	203,327
Sumitomo Corp.	5,300	83,064
United Rentals, Inc.(1)	6,465	1,031,038
		6,025,994
Transportation Infrastructure†
Airports of Thailand PCL	302,900	572,039
Hamburger Hafen und Logistik AG	2,202	64,810
		636,849
Water Utilities†
Beijing Enterprises Water Group Ltd.	680,000	532,532
Evoqua Water Technologies Corp.(1)	4,915	106,360
		638,892
Wireless Telecommunication Services — 0.3%
Boingo Wireless, Inc.(1)	4,057	100,208
Drillisch AG	2,889	220,528
KDDI Corp.	22,800	654,493
NTT DOCOMO, Inc.	21,900	568,034
T-Mobile US, Inc.(1)	26,581	1,623,302
Tele2 AB, B Shares	17,983	230,228
		3,396,793
TOTAL COMMON STOCKS (Cost $596,705,086)		817,852,618
CORPORATE BONDS — 10.8%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$90,000	88,813
Bombardier, Inc., 5.75%, 3/15/22(2)	30,000	29,700
Bombardier, Inc., 6.00%, 10/15/22(2)	35,000	34,431
Bombardier, Inc., 7.50%, 3/15/25(2)	80,000	80,500
KLX, Inc., 5.875%, 12/1/22(2)	40,000	41,950
Lockheed Martin Corp., 4.25%, 11/15/19	220,000	229,025
Lockheed Martin Corp., 3.55%, 1/15/26	290,000	300,601
Rockwell Collins, Inc., 4.35%, 4/15/47	50,000	53,526
TransDigm, Inc., 6.00%, 7/15/22	115,000	118,881
TransDigm, Inc., 6.375%, 6/15/26	50,000	50,875
United Technologies Corp., 6.05%, 6/1/36	140,000	179,804
United Technologies Corp., 3.75%, 11/1/46	10,000	9,809
		1,217,915
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	210,000	208,919
XPO Logistics, Inc., 6.50%, 6/15/22(2)	20,000	20,975
		229,894
Airlines†
American Airlines Group, Inc., 4.625%, 3/1/20(2)	85,000	86,895

		Shares/ Principal Amount	Value
United Continental Holdings, Inc., 5.00%, 2/1/24		$45,000	$45,647
			132,542
Auto Components†
American Axle & Manufacturing, Inc., 6.625%, 10/15/22		50,000	51,812
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		130,000	135,200
Tenneco, Inc., 5.00%, 7/15/26		130,000	132,925
ZF North America Capital, Inc., 4.75%, 4/29/25(2)		105,000	112,259
			432,196
Automobiles — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18		24,000	24,070
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	10,000	12,367
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	50,000	60,733
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		$50,000	51,765
Ford Motor Co., 4.35%, 12/8/26		30,000	31,283
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		40,000	40,554
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		850,000	940,150
General Motors Co., 5.00%, 4/1/35		70,000	73,031
General Motors Co., 5.15%, 4/1/38		120,000	125,405
General Motors Financial Co., Inc., 3.25%, 5/15/18		180,000	181,134
General Motors Financial Co., Inc., 3.10%, 1/15/19		270,000	272,539
General Motors Financial Co., Inc., 3.20%, 7/6/21		430,000	435,464
General Motors Financial Co., Inc., 5.25%, 3/1/26		200,000	217,532
Hyundai Capital America, MTN, 3.00%, 10/30/20		204,000	204,202
			2,670,229
Banks — 2.0%
Akbank Turk AS, 5.00%, 10/24/22		130,000	129,707
Banco General SA, 4.125%, 8/7/27(2)		245,000	245,294
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(2)		355,000	357,130
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(3)		204,000	208,692
Bangkok Bank PCL, 3.875%, 9/27/22		153,000	159,841
Bank of America Corp., 4.10%, 7/24/23		110,000	116,723
Bank of America Corp., MTN, 5.625%, 7/1/20		290,000	312,981
Bank of America Corp., MTN, 4.00%, 4/1/24		90,000	95,083
Bank of America Corp., MTN, 4.20%, 8/26/24		310,000	325,828
Bank of America Corp., MTN, 4.00%, 1/22/25		250,000	258,430
Bank of America Corp., MTN, 5.00%, 1/21/44		250,000	295,563
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		80,000	87,996
Bank of Nova Scotia (The), 1.375%, 12/18/17		2,900,000	2,900,017
Barclays Bank plc, 5.14%, 10/14/20		100,000	106,093
Barclays Bank plc, MTN, 6.625%, 3/30/22	EUR	50,000	73,700
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	100,000	127,440
Branch Banking & Trust Co., 3.625%, 9/16/25		$100,000	103,192
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	100,000	121,770
Capital One Financial Corp., 4.20%, 10/29/25		$115,000	117,875
Citigroup, Inc., 2.75%, 4/25/22		580,000	579,195
Citigroup, Inc., 4.05%, 7/30/22		80,000	83,464

		Shares/ Principal Amount	Value
Citigroup, Inc., 4.45%, 9/29/27		$565,000	$594,252
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		340,000	339,116
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	200,000	296,465
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	150,000	205,239
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$280,000	295,053
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	130,000	178,650
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	150,000	189,862
Credit Suisse AG, 1.52%, 4/25/18		$2,550,000	2,550,658
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	399,000	535,619
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	90,000	131,487
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	400,000	534,376
Fifth Third Bancorp, 4.30%, 1/16/24		$120,000	127,367
Fifth Third Bank, 2.875%, 10/1/21		230,000	232,819
Grupo Aval Ltd., 4.75%, 9/26/22		128,000	130,880
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25(3)	GBP	50,000	81,404
Huntington Bancshares, Inc., 2.30%, 1/14/22		$170,000	167,469
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	220,000	332,447
Itau Unibanco Holding SA, 6.20%, 12/21/21		$160,000	173,200
JPMorgan Chase & Co., 4.625%, 5/10/21		80,000	85,491
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	133,006
JPMorgan Chase & Co., 3.875%, 9/10/24		1,210,000	1,261,396
JPMorgan Chase & Co., 3.125%, 1/23/25		320,000	320,947
KEB Hana Bank, MTN, 4.375%, 9/30/24		204,000	212,841
KeyCorp, MTN, 2.30%, 12/13/18		230,000	230,263
Kreditanstalt fuer Wiederaufbau, 2.00%, 10/4/22		39,000	38,462
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	300,000	443,877
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	120,000	216,175
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(3)		$459,000	468,736
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		160,000	168,501
Regions Financial Corp., 2.75%, 8/14/22		90,000	89,643
Royal Bank of Canada, MTN, 1.50%, 1/16/18		2,100,000	2,099,853
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		40,000	44,145
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	200,000	251,439
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	153,205
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22(2)		$217,000	226,631
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(2)		250,000	256,568
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(2)(3)		150,000	148,621
U.S. Bancorp, MTN, 3.00%, 3/15/22		130,000	133,072
U.S. Bancorp, MTN, 3.60%, 9/11/24		310,000	321,315
Wells Fargo & Co., 3.07%, 1/24/23		170,000	171,353
Wells Fargo & Co., 4.125%, 8/15/23		300,000	315,980
Wells Fargo & Co., 3.00%, 4/22/26		220,000	214,748
Wells Fargo & Co., MTN, 2.60%, 7/22/20		280,000	281,936
Wells Fargo & Co., MTN, 3.55%, 9/29/25		110,000	112,801
Wells Fargo & Co., MTN, 4.10%, 6/3/26		200,000	208,153
Wells Fargo & Co., MTN, 4.65%, 11/4/44		175,000	187,968

		Shares/ Principal Amount	Value
Westpac Banking Corp., MTN, 1.60%, 1/12/18		$2,000,000	$2,000,182
Woori Bank, MTN, 4.75%, 4/30/24		153,000	160,228
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(2)		130,000	128,020
Zenith Bank plc, 6.25%, 4/22/19(2)		250,000	256,975
			25,244,908
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		540,000	554,296
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		320,000	328,814
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		370,000	418,619
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	50,000	62,940
Constellation Brands, Inc., 4.75%, 12/1/25		$270,000	296,429
Molson Coors Brewing Co., 3.00%, 7/15/26		240,000	233,217
			1,894,315
Biotechnology — 0.2%
AbbVie, Inc., 2.90%, 11/6/22		460,000	460,419
AbbVie, Inc., 3.60%, 5/14/25		70,000	71,625
AbbVie, Inc., 4.40%, 11/6/42		240,000	251,342
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(2)		105,000	103,425
Amgen, Inc., 4.66%, 6/15/51		219,000	237,202
Biogen, Inc., 3.625%, 9/15/22		270,000	279,780
Celgene Corp., 3.25%, 8/15/22		160,000	162,754
Celgene Corp., 3.625%, 5/15/24		410,000	420,223
Celgene Corp., 3.875%, 8/15/25		140,000	144,433
Celgene Corp., 5.00%, 8/15/45		30,000	33,112
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	106,928
Gilead Sciences, Inc., 3.65%, 3/1/26		700,000	724,097
			2,995,340
Building Products†
Masco Corp., 4.45%, 4/1/25		170,000	181,084
Capital Markets†
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	100,000	121,160
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 1/15/27		$90,000	94,915
SURA Asset Management SA, 4.375%, 4/11/27		105,000	106,680
			322,755
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		155,000	161,975
Blue Cube Spinco, Inc., 9.75%, 10/15/23		50,000	59,813
Braskem Netherlands Finance BV, 4.50%, 1/10/28(2)		204,000	203,286
CF Industries, Inc., 3.45%, 6/1/23		80,000	78,900
Chemours Co. (The), 6.625%, 5/15/23		40,000	42,500
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43		8,000	8,187
Ecolab, Inc., 4.35%, 12/8/21		60,000	64,248
Equate Petrochemical BV, 4.25%, 11/3/26(2)		204,000	208,605
Hexion, Inc., 6.625%, 4/15/20		70,000	62,125
Huntsman International LLC, 5.125%, 11/15/22		85,000	92,012
INEOS Group Holdings SA, 5.625%, 8/1/24(2)		115,000	120,175

	Shares/ Principal Amount	Value
LyondellBasell Industries NV, 5.00%, 4/15/19	$200,000	$205,833
Mexichem SAB de CV, 5.50%, 1/15/48(2)	255,000	248,944
NOVA Chemicals Corp., 4.875%, 6/1/24(2)	150,000	151,976
Olin Corp., 5.125%, 9/15/27	60,000	63,150
Platform Specialty Products Corp., 6.50%, 2/1/22(2)	50,000	51,813
Tronox Finance plc, 5.75%, 10/1/25(2)	30,000	31,275
		1,854,817
Commercial Services and Supplies — 0.1%
ADT Corp. (The), 6.25%, 10/15/21	100,000	110,500
Clean Harbors, Inc., 5.25%, 8/1/20	40,000	40,700
Covanta Holding Corp., 5.875%, 3/1/24	200,000	202,500
Envision Healthcare Corp., 5.125%, 7/1/22(2)	100,000	98,625
Iron Mountain, Inc., 5.75%, 8/15/24	95,000	97,731
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(2)	100,000	110,625
Republic Services, Inc., 3.55%, 6/1/22	175,000	181,089
Waste Management, Inc., 4.10%, 3/1/45	120,000	126,700
		968,470
Communications†
Colombia Telecomunicaciones SA, 8.50%, 12/29/49	102,000	109,140
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	24,000	32,121
CommScope Technologies LLC, 5.00%, 3/15/27(2)	120,000	121,199
HTA Group Ltd., 9.125%, 3/8/22(2)	153,000	164,054
IHS Netherlands Holdco BV, 9.50%, 10/27/21(2)	268,000	287,288
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	80,000	83,800
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(2)	90,000	92,925
		781,387
Construction and Engineering†
SBA Communications Corp., 4.875%, 7/15/22	75,000	77,812
Construction Materials — 0.1%
Builders FirstSource, Inc., 10.75%, 8/15/23(2)	35,000	39,550
Builders FirstSource, Inc., 5.625%, 9/1/24(2)	90,000	94,163
Cemex SAB de CV, 6.125%, 5/5/25	205,000	217,812
Owens Corning, 4.20%, 12/15/22	140,000	147,063
Ply Gem Industries, Inc., 6.50%, 2/1/22	100,000	104,000
Standard Industries, Inc., 6.00%, 10/15/25(2)	60,000	64,962
USG Corp., 5.50%, 3/1/25(2)	65,000	69,794
		737,344
Consumer Finance — 0.2%
American Express Co., 1.55%, 5/22/18	120,000	119,922
American Express Credit Corp., MTN, 2.60%, 9/14/20	105,000	105,803
American Express Credit Corp., MTN, 2.25%, 5/5/21	140,000	139,151
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	249,789
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	253,023
CIT Group, Inc., 5.00%, 8/15/22	150,000	160,687
CIT Group, Inc., 5.00%, 8/1/23	50,000	53,935

		Shares/ Principal Amount	Value
Discover Financial Services, 3.75%, 3/4/25		$350,000	$352,854
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23		30,000	32,400
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26		40,000	43,275
Harland Clarke Holdings Corp., 9.25%, 3/1/21(2)		35,000	35,656
Navient Corp., 5.00%, 10/26/20		100,000	102,125
Navient Corp., 5.50%, 1/25/23		75,000	75,375
OneMain Financial Holdings LLC, 6.75%, 12/15/19(2)		60,000	61,988
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(2)		80,000	82,100
PNC Bank N.A., 1.95%, 3/4/19		250,000	249,770
Synchrony Financial, 2.60%, 1/15/19		140,000	140,515
Synchrony Financial, 3.00%, 8/15/19		50,000	50,495
Visa, Inc., 2.75%, 9/15/27		150,000	147,313
			2,456,176
Containers and Packaging — 0.1%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23		200,000	212,480
Ball Corp., 4.00%, 11/15/23		120,000	123,750
Ball Corp., 5.25%, 7/1/25		35,000	38,456
Berry Global, Inc., 5.50%, 5/15/22		60,000	62,250
Berry Global, Inc., 5.125%, 7/15/23		50,000	52,563
BWAY Holding Co., 5.50%, 4/15/24(2)		30,000	31,350
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		305,000	319,243
Novelis Corp., 6.25%, 8/15/24(2)		50,000	52,875
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(2)		20,000	21,888
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21		64,814	66,231
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)		30,000	31,163
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(2)		160,000	171,968
Sealed Air Corp., 5.125%, 12/1/24(2)		80,000	86,200
			1,270,417
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		130,000	129,588
Diversified Financial Services — 0.6%
Ally Financial, Inc., 3.60%, 5/21/18		110,000	110,687
Ally Financial, Inc., 4.625%, 3/30/25		190,000	202,112
Ally Financial, Inc., 5.75%, 11/20/25		80,000	87,999
Ally Financial, Inc., 8.00%, 11/1/31		45,000	59,794
Barclays plc, MTN, VRN, 2.00%, 2/7/23(3)	EUR	100,000	119,062
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	100,000	173,923
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	220,000	292,544
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		$404,000	402,911
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		480,000	479,537
Goldman Sachs Group, Inc. (The), 2.75%, 9/15/20		70,000	70,419
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	150,000	230,495
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$580,000	645,124

		Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		$200,000	$202,575
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		280,000	280,563
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		290,000	327,486
HSBC Holdings plc, 2.95%, 5/25/21		200,000	202,140
HSBC Holdings plc, 4.30%, 3/8/26		400,000	425,039
HSBC Holdings plc, 2.625%, 8/16/28	GBP	120,000	162,900
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)		$210,000	213,202
HUB International Ltd., 7.875%, 10/1/21(2)		75,000	78,094
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20		50,000	51,531
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22		80,000	82,100
Intercorp Financial Services, Inc., 4.125%, 10/19/27(2)		305,000	300,440
Morgan Stanley, 2.75%, 5/19/22		90,000	89,874
Morgan Stanley, 4.375%, 1/22/47		80,000	85,496
Morgan Stanley, MTN, 5.625%, 9/23/19		770,000	814,288
Morgan Stanley, MTN, 3.70%, 10/23/24		250,000	258,303
Morgan Stanley, MTN, 4.00%, 7/23/25		770,000	806,977
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21		60,000	60,938
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(3)	EUR	100,000	133,473
WTT Investment Ltd., 5.50%, 11/21/22(2)		$150,000	152,623
			7,602,649
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 5.00%, 3/1/21		160,000	171,551
AT&T, Inc., 3.875%, 8/15/21		100,000	103,983
AT&T, Inc., 3.60%, 2/17/23		230,000	235,512
AT&T, Inc., 3.40%, 5/15/25		170,000	166,764
AT&T, Inc., 3.90%, 8/14/27		370,000	368,156
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	150,576
AT&T, Inc., 6.55%, 2/15/39		$290,000	348,509
AT&T, Inc., 4.75%, 5/15/46		210,000	201,524
AT&T, Inc., 5.15%, 2/14/50		200,000	198,745
Axtel SAB de CV, 6.375%, 11/14/24(2)		210,000	214,200
British Telecommunications plc, 5.95%, 1/15/18		420,000	422,100
CenturyLink, Inc., 5.625%, 4/1/20		130,000	130,813
CenturyLink, Inc., 5.80%, 3/15/22		40,000	38,400
Cincinnati Bell, Inc., 7.00%, 7/15/24(2)		30,000	29,175
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)		210,000	211,311
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	150,000	198,470
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	40,000	48,583
Frontier Communications Corp., 7.125%, 3/15/19		$100,000	96,875
Frontier Communications Corp., 8.50%, 4/15/20		8,000	7,330
Frontier Communications Corp., 7.125%, 1/15/23		145,000	102,225
Frontier Communications Corp., 6.875%, 1/15/25		90,000	62,100
Hughes Satellite Systems Corp., 5.25%, 8/1/26		100,000	101,875

		Shares/ Principal Amount	Value
Inmarsat Finance plc, 4.875%, 5/15/22(2)		$50,000	$51,063
Intelsat Jackson Holdings SA, 7.25%, 10/15/20		145,000	137,750
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(2)		100,000	96,750
Level 3 Financing, Inc., 5.375%, 8/15/22		60,000	60,975
Level 3 Financing, Inc., 5.375%, 5/1/25		50,000	50,265
Ooredoo International Finance Ltd., 7.875%, 6/10/19(2)		229,000	247,376
Ooredoo International Finance Ltd., 3.75%, 6/22/26(2)		153,000	151,922
Orange SA, 4.125%, 9/14/21		180,000	191,021
Orange SA, MTN, VRN, 4.00%, 10/1/21(3)	EUR	150,000	196,661
Sprint Capital Corp., 8.75%, 3/15/32		$105,000	121,505
Telecom Italia Capital SA, 6.375%, 11/15/33		175,000	203,000
Telefonica Emisiones SAU, 4.10%, 3/8/27		350,000	358,703
Telefonica Europe BV, VRN, 5.875%, 3/31/24(3)	EUR	100,000	138,988
Verizon Communications, Inc., 3.50%, 11/1/24		$150,000	152,128
Verizon Communications, Inc., 2.625%, 8/15/26		130,000	121,624
Verizon Communications, Inc., 4.125%, 3/16/27		140,000	145,816
Verizon Communications, Inc., 4.75%, 11/1/41		100,000	101,449
Verizon Communications, Inc., 4.86%, 8/21/46		90,000	92,201
Verizon Communications, Inc., 5.01%, 8/21/54		144,000	146,077
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20		14,000	12,180
Windstream Services LLC / Windstream Finance Corp., 6.375%, 8/1/23		100,000	68,000
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(2)		53,200	52,004
			6,506,235
Electric Utilities†
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23(2)		153,000	155,288
Greenko Investment Co., 4.875%, 8/16/23(2)		102,000	101,496
Minejesa Capital BV, 4.625%, 8/10/30(2)		204,000	207,277
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(2)		40,000	40,200
			504,261
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21		20,000	19,700
Ensco plc, 8.00%, 1/31/24		90,000	88,650
Halliburton Co., 3.80%, 11/15/25		190,000	196,052
Nabors Industries, Inc., 4.625%, 9/15/21		60,000	57,750
Noble Holding International Ltd., 7.75%, 1/15/24		150,000	130,500
Precision Drilling Corp., 5.25%, 11/15/24		65,000	61,263
Transocean, Inc., 9.00%, 7/15/23(2)		190,000	205,912
Weatherford International Ltd., 7.75%, 6/15/21		95,000	97,256
Weatherford International Ltd., 4.50%, 4/15/22		140,000	126,700
			983,783
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 5.05%, 9/1/20		170,000	180,946
Boston Properties LP, 3.65%, 2/1/26		150,000	152,200
CoreCivic, Inc., 4.125%, 4/1/20		60,000	61,566
Crown Castle International Corp., 5.25%, 1/15/23		150,000	164,871

		Shares/ Principal Amount	Value
Crown Castle International Corp., 4.45%, 2/15/26		$150,000	$157,322
Equinix, Inc., 5.375%, 4/1/23		30,000	31,074
Equinix, Inc., 5.375%, 5/15/27		70,000	75,761
Essex Portfolio LP, 3.625%, 8/15/22		100,000	103,119
Essex Portfolio LP, 3.25%, 5/1/23		50,000	50,563
Hospitality Properties Trust, 4.65%, 3/15/24		210,000	221,018
Iron Mountain, Inc., 4.875%, 9/15/27(2)		80,000	82,200
Kilroy Realty LP, 3.80%, 1/15/23		160,000	164,035
Kilroy Realty LP, 4.375%, 10/1/25		40,000	42,051
Kimco Realty Corp., 2.80%, 10/1/26		150,000	140,776
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24		90,000	96,750
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21		50,000	51,125
Simon Property Group LP, 3.25%, 11/30/26		200,000	198,371
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(2)		55,000	50,188
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(2)		50,000	49,500
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23		90,000	86,625
Welltower, Inc., 3.75%, 3/15/23		160,000	165,664
			2,325,725
Financial Services†
MDC GMTN B.V., 3.25%, 4/28/22(2)		102,000	103,770
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(2)		145,000	163,850
			267,620
Food and Staples Retailing — 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24		140,000	134,400
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(2)		40,000	38,500
Cencosud SA, 6.625%, 2/12/45		165,000	180,638
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(2)		408,000	404,699
CK Hutchison International 17 Ltd., 3.50%, 4/5/27		510,000	509,524
CVS Health Corp., 3.50%, 7/20/22		160,000	163,128
CVS Health Corp., 5.125%, 7/20/45		120,000	132,314
Horizon Pharma, Inc., 6.625%, 5/1/23		75,000	73,500
Kroger Co. (The), 3.30%, 1/15/21		190,000	194,388
Kroger Co. (The), 3.875%, 10/15/46		90,000	80,468
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(2)		200,000	197,366
Rite Aid Corp., 6.125%, 4/1/23(2)		180,000	167,175
SUPERVALU, Inc., 6.75%, 6/1/21		40,000	38,900
Target Corp., 2.50%, 4/15/26		180,000	172,001
Tesco plc, MTN, 5.00%, 3/24/23	GBP	50,000	75,991
Wal-Mart Stores, Inc., 2.55%, 4/11/23		$44,000	44,102
			2,607,094
Food Products — 0.1%
B&G Foods, Inc., 5.25%, 4/1/25		70,000	71,743

	Shares/ Principal Amount	Value
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(2)	$65,000	$66,747
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(2)	35,000	34,344
Kraft Heinz Foods Co., 5.20%, 7/15/45	30,000	32,582
Kraft Heinz Foods Co., 4.375%, 6/1/46	80,000	77,430
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	130,000	135,037
MHP SE, 7.75%, 5/10/24(2)	128,000	139,427
Minerva Luxembourg SA, 6.50%, 9/20/26	166,000	172,677
Pilgrim's Pride Corp., 5.75%, 3/15/25(2)	200,000	210,400
Post Holdings, Inc., 5.00%, 8/15/26(2)	215,000	213,656
		1,154,043
Gas Utilities — 0.4%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	120,000	125,814
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	50,000	53,178
Boardwalk Pipelines LP, 4.45%, 7/15/27	90,000	91,784
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	65,000	70,688
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27(2)	70,000	72,537
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	40,000	41,600
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	70,000	72,362
Enbridge Energy Partners LP, 6.50%, 4/15/18	240,000	244,023
Enbridge, Inc., 4.00%, 10/1/23	120,000	124,758
Enbridge, Inc., 4.50%, 6/10/44	59,000	59,756
Energy Transfer Equity LP, 5.875%, 1/15/24	60,000	64,500
Energy Transfer Equity LP, 5.50%, 6/1/27	70,000	73,325
Energy Transfer LP, 4.15%, 10/1/20	200,000	207,071
Energy Transfer LP, 3.60%, 2/1/23	170,000	170,851
Energy Transfer LP, 6.50%, 2/1/42	100,000	112,341
Enterprise Products Operating LLC, 4.85%, 3/15/44	360,000	383,673
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	15,000	15,577
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	120,000	119,700
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	150,000	162,664
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	300,000	348,432
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	213,040
MPLX LP, 4.875%, 6/1/25	220,000	235,833
MPLX LP, 5.20%, 3/1/47	40,000	42,367
NuStar Logistics LP, 4.75%, 2/1/22	40,000	40,500
ONEOK, Inc., 4.00%, 7/13/27	90,000	90,275
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	130,000	130,917
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	66,443	68,768
Rockies Express Pipeline LLC, 5.625%, 4/15/20(2)	120,000	126,300
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	350,000	385,705
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	300,000	298,838

	Shares/ Principal Amount	Value
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	$54,000	$53,393
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	86,000	88,257
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(2)	20,000	19,950
TransCanada PipeLines Ltd., 2.50%, 8/1/22	28,000	27,855
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	130,650
Williams Cos., Inc. (The), 4.55%, 6/24/24	160,000	166,600
Williams Partners LP, 5.10%, 9/15/45	150,000	159,721
		4,893,603
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories, 2.00%, 9/15/18	80,000	79,999
Abbott Laboratories, 3.75%, 11/30/26	340,000	347,248
Becton Dickinson and Co., 3.73%, 12/15/24	230,000	234,402
Becton Dickinson and Co., 3.70%, 6/6/27	100,000	99,845
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(2)	70,000	66,631
Mallinckrodt International Finance SA, 4.75%, 4/15/23	110,000	90,062
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(2)	60,000	55,650
Medtronic, Inc., 2.50%, 3/15/20	120,000	120,992
Medtronic, Inc., 3.50%, 3/15/25	240,000	248,193
Medtronic, Inc., 4.375%, 3/15/35	240,000	264,001
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(2)	40,000	39,800
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	210,000	217,018
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	61,000	62,253
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	129,753
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	100,000	100,140
		2,155,987
Health Care Providers and Services — 0.3%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	60,000	60,675
Aetna, Inc., 2.75%, 11/15/22	160,000	158,383
Anthem, Inc., 3.65%, 12/1/27	100,000	100,650
Anthem, Inc., 4.65%, 1/15/43	100,000	106,670
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	65,000	58,419
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	60,000	47,100
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	60,000	36,450
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	80,000	75,200
DaVita, Inc., 5.125%, 7/15/24	130,000	132,519
DaVita, Inc., 5.00%, 5/1/25	90,000	90,337
Envision Healthcare Corp., 5.625%, 7/15/22	125,000	127,812
Express Scripts Holding Co., 3.40%, 3/1/27	250,000	244,462
HCA, Inc., 3.75%, 3/15/19	480,000	487,200
HCA, Inc., 7.50%, 2/15/22	145,000	164,053
HCA, Inc., 4.75%, 5/1/23	130,000	136,012
HCA, Inc., 5.00%, 3/15/24	120,000	126,300
HCA, Inc., 5.375%, 2/1/25	160,000	166,400

	Shares/ Principal Amount	Value
HealthSouth Corp., 5.75%, 11/1/24	$45,000	$46,238
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(2)	50,000	51,625
Kindred Healthcare, Inc., 8.00%, 1/15/20	90,000	91,125
Kindred Healthcare, Inc., 6.375%, 4/15/22	25,000	23,750
Mylan NV, 3.95%, 6/15/26	120,000	119,850
Northwell Healthcare, Inc., 4.26%, 11/1/47	70,000	70,684
NYU Hospitals Center, 4.43%, 7/1/42	110,000	117,222
Tenet Healthcare Corp., 6.00%, 10/1/20	100,000	105,750
Tenet Healthcare Corp., 4.50%, 4/1/21	50,000	50,563
Tenet Healthcare Corp., 8.125%, 4/1/22	195,000	193,781
Tenet Healthcare Corp., 6.75%, 6/15/23	40,000	37,550
Tenet Healthcare Corp., 5.125%, 5/1/25(2)	100,000	96,875
Tenet Healthcare Corp., 7.00%, 8/1/25(2)	100,000	91,125
UnitedHealth Group, Inc., 2.875%, 3/15/22	290,000	293,954
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	105,264
Universal Health Services, Inc., 4.75%, 8/1/22(2)	50,000	51,375
Universal Health Services, Inc., 5.00%, 6/1/26(2)	85,000	89,038
		3,954,411
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)	40,000	41,000
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	100,000	103,000
Aramark Services, Inc., 5.125%, 1/15/24	60,000	63,450
Aramark Services, Inc., 5.00%, 4/1/25(2)	70,000	74,725
Boyd Gaming Corp., 6.875%, 5/15/23	81,000	86,670
Boyd Gaming Corp., 6.375%, 4/1/26	35,000	38,237
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties Finance, Inc., 8.00%, 10/1/20	60,000	61,500
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties Finance, Inc., 11.00%, 10/1/21	60,000	63,900
Eldorado Resorts, Inc., 7.00%, 8/1/23	100,000	107,750
FelCor Lodging LP, 5.625%, 3/1/23	40,000	41,400
Golden Nugget, Inc., 6.75%, 10/15/24(2)	120,000	122,850
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	235,000	239,112
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	80,000	82,900
International Game Technology plc, 6.25%, 2/15/22(2)	95,000	104,144
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(2)	75,000	79,406
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(2)	75,000	79,500
McDonald's Corp., MTN, 3.375%, 5/26/25	100,000	102,341
McDonald's Corp., MTN, 4.70%, 12/9/35	80,000	89,435
MGM Resorts International, 5.25%, 3/31/20	70,000	73,850
MGM Resorts International, 6.00%, 3/15/23	130,000	143,650
Penn National Gaming, Inc., 5.625%, 1/15/27(2)	150,000	156,000

	Shares/ Principal Amount	Value
Pinnacle Entertainment, Inc., 5.625%, 5/1/24	$25,000	$26,063
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(2)	50,000	50,375
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	120,000	132,385
Scientific Games International, Inc., 6.25%, 9/1/20	100,000	101,875
Scientific Games International, Inc., 7.00%, 1/1/22(2)	35,000	37,013
Scientific Games International, Inc., 10.00%, 12/1/22	115,000	127,075
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(2)	110,000	113,883
		2,543,489
Household Durables — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	5,000	5,238
Beazer Homes USA, Inc., 6.75%, 3/15/25	110,000	116,292
Beazer Homes USA, Inc., 5.875%, 10/15/27(2)	20,000	20,100
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(2)	50,000	52,452
Century Communities, Inc., 6.875%, 5/15/22	30,000	31,603
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(2)	50,000	49,500
KB Home, 7.00%, 12/15/21	30,000	33,675
Lennar Corp., 4.75%, 4/1/21	60,000	63,075
Lennar Corp., 4.50%, 4/30/24	110,000	113,712
Meritage Homes Corp., 5.125%, 6/6/27	160,000	162,248
Newell Brands, Inc., 4.20%, 4/1/26	220,000	230,334
Newell Brands, Inc., 5.50%, 4/1/46	50,000	59,367
PulteGroup, Inc., 5.50%, 3/1/26	60,000	65,571
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(2)	60,000	62,550
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(2)	200,000	209,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	125,000	134,844
William Lyon Homes, Inc., 5.875%, 1/31/25	100,000	102,500
		1,512,061
Household Products†
Energizer Holdings, Inc., 5.50%, 6/15/25(2)	70,000	72,800
Spectrum Brands, Inc., 6.625%, 11/15/22	30,000	31,200
Spectrum Brands, Inc., 5.75%, 7/15/25	144,000	151,920
		255,920
Industrial Conglomerates — 0.1%
Bombardier, Inc., 8.75%, 12/1/21(2)	50,000	55,563
FedEx Corp., 4.40%, 1/15/47	100,000	104,009
General Electric Co., 4.125%, 10/9/42	190,000	194,129
General Electric Co., MTN, 4.375%, 9/16/20	285,000	299,526
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(2)	120,000	124,050
		777,277
Insurance — 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	180,000	192,655

		Shares/ Principal Amount	Value
Allianz SE, MTN, VRN, 4.75%, 10/24/23(3)	EUR	200,000	$283,186
American International Group, Inc., 4.125%, 2/15/24		$340,000	359,180
American International Group, Inc., 4.50%, 7/16/44		110,000	115,552
AXA SA, 7.125%, 12/15/20	GBP	55,000	86,351
AXA SA, MTN, VRN, 6.69%, 7/6/26(3)	GBP	50,000	82,439
AXA SA, MTN, VRN, 3.375%, 7/6/27(3)	EUR	200,000	267,632
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$290,000	297,325
Berkshire Hathaway, Inc., 2.75%, 3/15/23		90,000	90,644
Berkshire Hathaway, Inc., 4.50%, 2/11/43		27,000	30,302
Chubb INA Holdings, Inc., 3.15%, 3/15/25		210,000	211,439
Chubb INA Holdings, Inc., 3.35%, 5/3/26		100,000	102,028
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	400,000	534,780
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(3)	EUR	200,000	266,970
Fiore Capital LLC, VRDN, 1.22%, 12/7/17 (LOC: Wells Fargo Bank N.A.)(3)		$2,500,000	2,500,000
Genworth Holdings, Inc., 7.625%, 9/24/21		35,000	34,650
Genworth Holdings, Inc., VRN, 3.42%, 2/15/18, resets quarterly off the 3-month LIBOR plus 2.00%		25,000	12,000
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	75,306
International Lease Finance Corp., 3.875%, 4/15/18		250,000	251,663
International Lease Finance Corp., 6.25%, 5/15/19		20,000	21,056
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(3)	EUR	100,000	133,274
Liberty Mutual Group, Inc., VRN, 4.23%, 12/15/17, resets quarterly off the 3-month LIBOR plus 2.91%(2)		$100,000	98,250
Markel Corp., 4.90%, 7/1/22		200,000	216,487
MetLife, Inc., 4.125%, 8/13/42		90,000	93,359
MetLife, Inc., 4.875%, 11/13/43		50,000	57,548
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)		119,000	120,313
Principal Financial Group, Inc., 3.30%, 9/15/22		80,000	81,753
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		25,000	26,892
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		190,000	241,458
Voya Financial, Inc., 5.70%, 7/15/43		150,000	178,380
Voya Financial, Inc., VRN, 5.65%, 5/15/23(3)		75,000	79,387
WR Berkley Corp., 4.625%, 3/15/22		130,000	138,892
WR Berkley Corp., 4.75%, 8/1/44		80,000	84,799
			7,365,950
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 2.80%, 6/6/23(4)		330,000	331,075
Amazon.com, Inc., 3.15%, 8/22/27(2)		300,000	300,723
Amazon.com, Inc., 3.875%, 8/22/37(2)		70,000	73,201
JD.com, Inc., 3.875%, 4/29/26		255,000	255,516
			960,515
Internet Software and Services†
Baidu, Inc., 3.625%, 7/6/27		410,000	405,945
Netflix, Inc., 5.75%, 3/1/24		100,000	107,000
			512,945
IT Services — 0.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23		20,000	20,950

	Shares/ Principal Amount	Value
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	$90,000	$98,550
Fidelity National Information Services, Inc., 3.00%, 8/15/26	260,000	250,422
First Data Corp., 7.00%, 12/1/23(2)	115,000	121,972
First Data Corp., 5.00%, 1/15/24(2)	160,000	166,200
First Data Corp., 5.75%, 1/15/24(2)	120,000	124,950
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	270,000	276,777
		1,059,821
Machinery†
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(2)	100,000	108,500
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	31,000	31,444
		139,944
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	130,000	132,925
Media — 0.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	140,000	186,874
21st Century Fox America, Inc., 4.75%, 9/15/44	57,000	60,050
Altice Financing SA, 6.625%, 2/15/23(2)	200,000	205,500
Altice US Finance I Corp., 5.375%, 7/15/23(2)	105,000	107,100
Altice US Finance I Corp., 5.50%, 5/15/26(2)	25,000	25,375
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	50,000	48,938
AMC Networks, Inc., 4.75%, 8/1/25	140,000	139,300
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	433,000	461,545
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	99,250
CBS Corp., 3.50%, 1/15/25	116,000	116,325
CBS Corp., 4.85%, 7/1/42	70,000	71,842
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	170,000	174,994
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(2)	130,000	134,875
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(2)	120,000	124,800
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	130,000	129,106
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	580,000	613,592
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	40,000	46,148
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	61,650
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	110,000	109,312
Comcast Corp., 6.40%, 5/15/38	230,000	306,335
Comcast Corp., 4.75%, 3/1/44	150,000	166,648
CSC Holdings LLC, 10.125%, 1/15/23(2)	70,000	79,362
CSC Holdings LLC, 6.625%, 10/15/25(2)	100,000	108,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/19(1)(5)	50,000	6,250
Digicel Ltd., 6.00%, 4/15/21	153,000	148,263
Discovery Communications LLC, 5.625%, 8/15/19	81,000	85,252
Discovery Communications LLC, 3.95%, 3/20/28	410,000	402,033

		Shares/ Principal Amount	Value
DISH DBS Corp., 6.75%, 6/1/21		$95,000	$101,412
DISH DBS Corp., 5.00%, 3/15/23		135,000	131,767
DISH DBS Corp., 5.875%, 11/15/24		100,000	100,855
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(2)		200,000	204,500
Gray Television, Inc., 5.125%, 10/15/24(2)		100,000	99,875
Gray Television, Inc., 5.875%, 7/15/26(2)		75,000	76,313
GTH Finance BV, 7.25%, 4/26/23(2)		217,000	246,854
Lamar Media Corp., 5.00%, 5/1/23		100,000	103,500
Lamar Media Corp., 5.375%, 1/15/24		140,000	147,700
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(2)		125,000	131,779
McClatchy Co. (The), 9.00%, 12/15/22		40,000	41,825
Myriad International Holdings BV, 6.00%, 7/18/20		153,000	165,003
NBCUniversal Media LLC, 4.375%, 4/1/21		41,000	43,677
NBCUniversal Media LLC, 2.875%, 1/15/23		350,000	353,422
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(2)		105,000	107,625
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)		160,000	165,096
Omnicom Group, Inc., 3.60%, 4/15/26		220,000	221,362
Regal Entertainment Group, 5.75%, 3/15/22		80,000	82,800
RR Donnelley & Sons Co., 6.00%, 4/1/24		65,000	60,938
SFR Group SA, 7.375%, 5/1/26(2)		175,000	176,969
Sinclair Television Group, Inc., 5.625%, 8/1/24(2)		80,000	82,400
Sirius XM Radio, Inc., 4.625%, 5/15/23(2)		70,000	72,100
Sirius XM Radio, Inc., 5.375%, 4/15/25(2)		60,000	63,243
TEGNA, Inc., 5.50%, 9/15/24(2)		100,000	104,500
Time Warner Cable LLC, 6.75%, 7/1/18		115,000	118,018
Time Warner Cable LLC, 5.50%, 9/1/41		80,000	83,651
Time Warner Cable LLC, 4.50%, 9/15/42		14,000	12,996
Time Warner, Inc., 3.60%, 7/15/25		240,000	241,212
Time Warner, Inc., 3.80%, 2/15/27		180,000	179,791
Time Warner, Inc., 5.35%, 12/15/43		19,000	20,671
Turk Telekomunikasyon AS, 4.875%, 6/19/24(2)		205,000	207,294
Univision Communications, Inc., 5.125%, 2/15/25(2)		100,000	97,500
Viacom, Inc., 3.125%, 6/15/22		100,000	98,007
Viacom, Inc., 4.25%, 9/1/23		135,000	136,670
Videotron Ltd., 5.00%, 7/15/22		75,000	79,313
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)		145,000	150,075
VTR Finance BV, 6.875%, 1/15/24		229,000	242,740
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		25,000	24,758
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		44,000	46,821
WMG Acquisition Corp., 5.625%, 4/15/22(2)		110,000	113,987
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	100,000	134,710
Ziggo Bond Finance BV, 5.875%, 1/15/25(2)		$90,000	90,450
			9,382,898
Metals and Mining — 0.2%
AK Steel Corp., 7.00%, 3/15/27		80,000	79,616
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)		70,000	77,371

		Shares/ Principal Amount	Value
Aleris International, Inc., 9.50%, 4/1/21(2)		$50,000	$52,875
Allegheny Technologies, Inc., 5.95%, 1/15/21		110,000	113,300
ArcelorMittal, 7.25%, 3/1/41		155,000	193,944
Arconic, Inc., 5.40%, 4/15/21		25,000	26,643
Arconic, Inc., 5.125%, 10/1/24		115,000	122,691
Barrick North America Finance LLC, 5.75%, 5/1/43		70,000	86,420
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(2)		110,000	107,332
First Quantum Minerals Ltd., 7.25%, 5/15/22(2)		80,000	83,400
Freeport-McMoRan, Inc., 3.55%, 3/1/22		100,000	98,875
Freeport-McMoRan, Inc., 3.875%, 3/15/23		16,000	15,898
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	175,950
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)		130,000	139,134
Kinross Gold Corp., 5.125%, 9/1/21		40,000	42,400
Lundin Mining Corp., 7.875%, 11/1/22(2)		70,000	75,775
Nexa Resources SA, 5.375%, 5/4/27		230,000	243,225
Novelis Corp., 5.875%, 9/30/26(2)		85,000	89,038
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(2)		128,000	128,859
Southern Copper Corp., 5.25%, 11/8/42		215,000	240,685
Steel Dynamics, Inc., 5.25%, 4/15/23		100,000	103,530
Steel Dynamics, Inc., 5.00%, 12/15/26		65,000	68,860
Teck Resources Ltd., 4.75%, 1/15/22		120,000	126,600
Teck Resources Ltd., 6.25%, 7/15/41		40,000	45,800
United States Steel Corp., 7.375%, 4/1/20		34,000	37,145
Vale Overseas Ltd., 6.25%, 8/10/26		80,000	92,991
Vedanta Resources plc, 6.125%, 8/9/24(2)		217,000	222,589
			2,890,946
Mortgage Real Estate Investment Trusts (REITs)†
iStar, Inc., 5.00%, 7/1/19		50,000	50,531
Multi-Utilities — 0.5%
AES Corp., 4.875%, 5/15/23		210,000	215,443
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24		120,000	126,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		75,000	78,187
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		60,000	60,900
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		90,000	93,003
Calpine Corp., 5.375%, 1/15/23		110,000	110,000
Calpine Corp., 5.875%, 1/15/24(2)		50,000	51,750
Centrica plc, VRN, 5.25%, 4/10/25(3)	GBP	100,000	142,802
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22		$255,000	269,364
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		100,000	104,512
Dominion Energy, Inc., 6.40%, 6/15/18		160,000	163,959
Dominion Energy, Inc., 2.75%, 9/15/22		140,000	139,611
Dominion Energy, Inc., 3.625%, 12/1/24		225,000	232,357
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	78,977
Duke Energy Florida LLC, 6.35%, 9/15/37		270,000	370,698
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	132,557

		Shares/ Principal Amount	Value
Duke Energy Progress LLC, 4.15%, 12/1/44		$59,000	$63,390
Dynegy, Inc., 7.375%, 11/1/22		65,000	69,631
Dynegy, Inc., 7.625%, 11/1/24		65,000	71,094
Exelon Corp., 5.15%, 12/1/20		200,000	213,289
Exelon Corp., 4.45%, 4/15/46		100,000	107,050
Exelon Generation Co. LLC, 4.25%, 6/15/22		19,000	20,025
Exelon Generation Co. LLC, 5.60%, 6/15/42		80,000	84,172
FirstEnergy Corp., 4.25%, 3/15/23		230,000	241,434
FirstEnergy Corp., 4.85%, 7/15/47		50,000	54,096
Georgia Power Co., 4.30%, 3/15/42		60,000	62,275
Israel Electric Corp. Ltd., 6.875%, 6/21/23(2)		102,000	119,684
KazTransGas JSC, 4.375%, 9/26/27(2)		204,000	203,463
Listrindo Capital BV, 4.95%, 9/14/26		102,000	103,836
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	224,743
NiSource Finance Corp., 5.65%, 2/1/45		110,000	136,315
NRG Energy, Inc., 6.25%, 7/15/22		100,000	104,625
NRG Energy, Inc., 6.25%, 5/1/24		80,000	85,200
NRG Energy, Inc., 7.25%, 5/15/26		50,000	55,312
Pacific Gas & Electric Co., 4.00%, 12/1/46		115,000	115,456
Pampa Energia SA, 7.50%, 1/24/27		204,000	222,870
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24		204,000	219,979
Potomac Electric Power Co., 3.60%, 3/15/24		19,000	19,856
Progress Energy, Inc., 3.15%, 4/1/22		110,000	111,528
Sempra Energy, 2.875%, 10/1/22		110,000	110,313
Sempra Energy, 3.25%, 6/15/27		140,000	138,627
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		50,000	49,467
Southern Power Co., 5.15%, 9/15/41		60,000	65,872
Southwestern Public Service Co., 3.70%, 8/15/47		60,000	60,353
SSE plc, VRN, 2.375%, 4/1/21(3)	EUR	200,000	246,233
Talen Energy Supply LLC, 4.625%, 7/15/19(2)		$30,000	30,975
Xcel Energy, Inc., 3.35%, 12/1/26		70,000	70,907
			5,852,190
Multiline Retail†
JC Penney Corp., Inc., 5.75%, 2/15/18		15,000	15,038
JC Penney Corp., Inc., 5.65%, 6/1/20		75,000	69,656
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		210,000	193,142
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(2)		60,000	34,500
SACI Falabella, 3.75%, 10/30/27(2)		155,000	152,441
			464,777
Oil, Gas and Consumable Fuels — 1.0%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24		85,000	94,137
Anadarko Petroleum Corp., 5.55%, 3/15/26		210,000	233,821
Anadarko Petroleum Corp., 6.45%, 9/15/36		55,000	66,423
Antero Resources Corp., 5.125%, 12/1/22		160,000	164,800
Antero Resources Corp., 5.00%, 3/1/25		140,000	143,150
Apache Corp., 4.75%, 4/15/43		100,000	101,556

	Shares/ Principal Amount	Value
BP Capital Markets plc, 4.50%, 10/1/20	$24,000	$25,489
BP Capital Markets plc, 2.75%, 5/10/23	150,000	150,275
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	20,000	20,025
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	37,000	37,786
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	70,000	72,013
Cenovus Energy, Inc., 4.25%, 4/15/27(2)	80,000	79,281
Cenovus Energy, Inc., 6.75%, 11/15/39	50,000	59,055
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	67,000	71,606
Chesapeake Energy Corp., 8.00%, 1/15/25(2)	95,000	94,644
Chevron Corp., 2.10%, 5/16/21	180,000	178,440
Cimarex Energy Co., 4.375%, 6/1/24	220,000	233,331
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	255,000	253,857
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	150,000	158,984
CNX Resources Corp., 5.875%, 4/15/22	170,000	174,675
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20	70,000	72,538
Concho Resources, Inc., 4.375%, 1/15/25	210,000	219,187
Concho Resources, Inc., 4.875%, 10/1/47	30,000	31,846
ConocoPhillips Holding Co., 6.95%, 4/15/29	80,000	103,996
Continental Resources, Inc., 5.00%, 9/15/22	10,000	10,225
Continental Resources, Inc., 3.80%, 6/1/24	280,000	277,200
Denbury Resources, Inc., 9.00%, 5/15/21(2)	40,000	38,800
Denbury Resources, Inc., 4.625%, 7/15/23	75,000	46,125
Diamondback Energy, Inc., 4.75%, 11/1/24	100,000	101,625
Ecopetrol SA, 5.875%, 5/28/45	395,000	401,912
Encana Corp., 6.50%, 2/1/38	130,000	161,497
EOG Resources, Inc., 5.625%, 6/1/19	60,000	63,013
EOG Resources, Inc., 4.10%, 2/1/21	130,000	136,189
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	45,000	33,525
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(2)	80,000	80,400
Exxon Mobil Corp., 2.71%, 3/6/25	240,000	239,346
Exxon Mobil Corp., 3.04%, 3/1/26	120,000	121,861
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	40,000	37,850
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	55,000	51,288
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19(2)	714,000	774,000
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22(2)	140,000	155,312
Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37(2)	140,000	171,086
Gulfport Energy Corp., 6.00%, 10/15/24	40,000	40,350
Gulfport Energy Corp., 6.375%, 5/15/25	100,000	101,125
Halcon Resources Corp., 6.75%, 2/15/25(2)	115,000	117,300
Hess Corp., 6.00%, 1/15/40	130,000	140,577
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(2)	20,000	20,706
Lukoil International Finance BV, 4.75%, 11/2/26(2)	217,000	228,671
Marathon Oil Corp., 3.85%, 6/1/25	120,000	121,342
Marathon Oil Corp., 4.40%, 7/15/27	140,000	143,848
MEG Energy Corp., 7.00%, 3/31/24(2)	50,000	45,250

		Shares/ Principal Amount	Value
MEG Energy Corp., 6.50%, 1/15/25(2)		$70,000	$68,863
Murphy Oil Corp., 4.45%, 12/1/22		80,000	80,300
Newfield Exploration Co., 5.75%, 1/30/22		230,000	246,962
Newfield Exploration Co., 5.375%, 1/1/26		60,000	64,200
Noble Energy, Inc., 4.15%, 12/15/21		175,000	183,219
Oasis Petroleum, Inc., 6.875%, 3/15/22		120,000	122,550
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(2)		90,000	91,575
Petrobras Global Finance BV, 8.75%, 5/23/26		305,000	364,856
Petrobras Global Finance BV, 7.25%, 3/17/44		180,000	188,325
Petroleos Mexicanos, 6.00%, 3/5/20		190,000	202,872
Petroleos Mexicanos, 4.875%, 1/24/22		40,000	41,920
Petroleos Mexicanos, 3.50%, 1/30/23		70,000	68,845
Petroleos Mexicanos, 6.50%, 3/13/27		140,000	154,560
Petroleos Mexicanos, 6.625%, 6/15/35		70,000	75,862
Petroleos Mexicanos, 5.50%, 6/27/44		230,000	215,119
Phillips 66, 4.30%, 4/1/22		260,000	276,439
PT Saka Energi Indonesia, 4.45%, 5/5/24		204,000	206,774
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(3)		204,000	207,508
QEP Resources, Inc., 5.375%, 10/1/22		110,000	113,162
Range Resources Corp., 5.00%, 8/15/22		100,000	100,125
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(2)		459,000	492,411
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27(2)		179,000	207,114
Reliance Industries Ltd., 4.125%, 1/28/25		332,000	346,047
Reliance Industries Ltd., 3.67%, 11/30/27(2)		120,000	119,367
Sanchez Energy Corp., 7.75%, 6/15/21		50,000	47,625
Sanchez Energy Corp., 6.125%, 1/15/23		70,000	59,413
Shell International Finance BV, 2.375%, 8/21/22		180,000	178,920
Shell International Finance BV, 3.625%, 8/21/42		165,000	159,718
SM Energy Co., 6.50%, 1/1/23		20,000	20,300
SM Energy Co., 5.00%, 1/15/24		80,000	77,000
Southwestern Energy Co., 6.70%, 1/23/25		70,000	72,975
Statoil ASA, 2.45%, 1/17/23		230,000	228,759
Statoil ASA, 3.95%, 5/15/43		90,000	91,823
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24		20,000	19,900
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25		100,000	99,250
Suncor Energy, Inc., 6.50%, 6/15/38		50,000	65,992
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20		85,000	87,495
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23		71,000	75,349
Total Capital Canada Ltd., 2.75%, 7/15/23		17,000	17,168
TOTAL SA, MTN, VRN, 2.25%, 2/26/21(3)	EUR	150,000	186,172
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(2)		$217,000	213,559
Whiting Petroleum Corp., 5.75%, 3/15/21		140,000	141,050
WPX Energy, Inc., 6.00%, 1/15/22		50,000	51,750

		Shares/ Principal Amount	Value
WPX Energy, Inc., 8.25%, 8/1/23		$50,000	$56,688
YPF SA, 8.50%, 7/28/25		204,000	238,986
YPF SA, 6.95%, 7/21/27		204,000	218,535
			13,348,740
Paper and Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 3.875%, 11/2/27(2)		230,000	227,700
Fibria Overseas Finance Ltd., 4.00%, 1/14/25		125,000	124,259
International Paper Co., 4.40%, 8/15/47		170,000	174,422
Suzano Austria GmbH, 5.75%, 7/14/26(2)		155,000	168,485
			694,866
Personal Products†
Avon Products, Inc., 7.00%, 3/15/23		45,000	37,153
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.70%, 5/14/45		20,000	21,820
Actavis, Inc., 3.25%, 10/1/22		270,000	271,928
Allergan Funding SCS, 3.85%, 6/15/24		230,000	235,534
Allergan Funding SCS, 4.55%, 3/15/35		110,000	114,465
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(2)		130,000	102,050
Quintiles IMS, Inc., 4.875%, 5/15/23(2)		120,000	124,800
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		550,000	541,579
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		250,000	229,924
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		110,000	91,921
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(2)		120,000	117,300
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(2)		225,000	219,656
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(2)		60,000	64,425
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(2)		195,000	167,944
Zoetis, Inc., 3.00%, 9/12/27		100,000	97,025
			2,400,371
Professional Services†
Team Health Holdings, Inc., 6.375%, 2/1/25(2)		40,000	36,400
Real Estate Management and Development†
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	97,529	154,920
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$265,000	273,764
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		18,000	21,036
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	177,200
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	75,135
CSX Corp., 3.40%, 8/1/24		200,000	205,587
CSX Corp., 3.25%, 6/1/27		100,000	99,772
Norfolk Southern Corp., 5.75%, 4/1/18		40,000	40,492
Union Pacific Corp., 4.75%, 9/15/41		220,000	254,300
			1,147,286

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment†
Advanced Micro Devices, Inc., 7.50%, 8/15/22	$20,000	$22,700
Advanced Micro Devices, Inc., 7.00%, 7/1/24	45,000	47,250
Micron Technology, Inc., 5.50%, 2/1/25	25,000	26,508
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	70,000	71,456
QUALCOMM, Inc., 3.25%, 5/20/27	150,000	144,386
Sensata Technologies BV, 5.00%, 10/1/25(2)	20,000	21,450
		333,750
Software — 0.2%
BMC Software Finance, Inc., 8.125%, 7/15/21(2)	25,000	25,430
Infor US, Inc., 6.50%, 5/15/22	198,000	204,930
Microsoft Corp., 2.70%, 2/12/25	340,000	338,794
Microsoft Corp., 3.125%, 11/3/25	100,000	102,042
Microsoft Corp., 4.25%, 2/6/47	340,000	379,188
Oracle Corp., 3.625%, 7/15/23	280,000	294,266
Oracle Corp., 2.65%, 7/15/26	280,000	271,712
Oracle Corp., 4.00%, 7/15/46	130,000	134,646
Quintiles IMS, Inc., 5.00%, 10/15/26(2)	40,000	42,000
Rackspace Hosting, Inc., 8.625%, 11/15/24(2)	100,000	107,500
Tencent Holdings Ltd., 3.80%, 2/11/25(2)	153,000	158,999
		2,059,507
Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	130,000	136,175
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(2)	60,000	60,600
Beacon Escrow Corp., 4.875%, 11/1/25(2)	50,000	51,094
Herc Rentals, Inc., 7.50%, 6/1/22(2)	60,000	64,950
Hertz Corp. (The), 6.75%, 4/15/19	45,000	45,000
Hertz Corp. (The), 6.25%, 10/15/22	75,000	72,000
Home Depot, Inc. (The), 3.75%, 2/15/24	230,000	242,362
Home Depot, Inc. (The), 5.95%, 4/1/41	260,000	344,061
Lowe's Cos., Inc., 3.10%, 5/3/27	150,000	149,301
Party City Holdings, Inc., 6.125%, 8/15/23(2)	50,000	52,375
PetSmart, Inc., 7.125%, 3/15/23(2)	180,000	131,850
PetSmart, Inc., 5.875%, 6/1/25(2)	50,000	43,250
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	66,500
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	25,000	25,313
Sonic Automotive, Inc., 5.00%, 5/15/23	50,000	48,750
United Rentals North America, Inc., 4.625%, 7/15/23	260,000	268,775
United Rentals North America, Inc., 5.50%, 7/15/25	70,000	74,725
United Rentals North America, Inc., 5.50%, 5/15/27	85,000	90,312
		1,967,393
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 2.85%, 5/6/21	180,000	183,237
Apple, Inc., 2.50%, 2/9/25	380,000	370,577
Apple, Inc., 3.20%, 5/11/27	190,000	192,279
Apple, Inc., 2.90%, 9/12/27	90,000	88,945

	Shares/ Principal Amount	Value
CommScope Technologies LLC, 6.00%, 6/15/25(2)	$135,000	$145,125
Dell International LLC / EMC Corp., 7.125%, 6/15/24(2)	160,000	173,667
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	520,000	572,162
Dell, Inc., 5.875%, 6/15/19	95,000	98,919
EMC Corp., 2.65%, 6/1/20	25,000	24,723
NCR Corp., 5.00%, 7/15/22	90,000	91,800
Seagate HDD Cayman, 4.75%, 6/1/23	150,000	152,156
Western Digital Corp., 10.50%, 4/1/24	85,000	98,866
		2,192,456
Textiles, Apparel and Luxury Goods†
Hanesbrands, Inc., 4.625%, 5/15/24(2)	115,000	117,444
L Brands, Inc., 5.625%, 2/15/22	105,000	113,578
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	70,000	67,638
		298,660
Transportation and Logistics†
HPHT Finance 15 Ltd., 2.875%, 3/17/20(2)	510,000	511,970
Transportation Infrastructure†
DP World Ltd., 6.85%, 7/2/37(2)	153,000	189,241
Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21(2)	204,000	225,297
State Grid Overseas Investment 2016 Ltd., 3.50%, 5/4/27(2)	410,000	410,926
		636,223
Wireless Telecommunication Services — 0.2%
C&W Senior Financing Designated Activity Co., 6.875%, 9/15/27(2)	204,000	214,583
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	204,000	212,790
Digicel Group Ltd., 8.25%, 9/30/20	110,000	106,261
Millicom International Cellular SA, 5.125%, 1/15/28(2)	255,000	253,062
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(2)	281,000	301,932
Sprint Communications, Inc., 9.00%, 11/15/18(2)	19,000	20,093
Sprint Communications, Inc., 6.00%, 11/15/22	85,000	85,956
Sprint Corp., 7.25%, 9/15/21	120,000	128,100
Sprint Corp., 7.875%, 9/15/23	75,000	81,000
Sprint Corp., 7.125%, 6/15/24	205,000	213,072
T-Mobile USA, Inc., 6.625%, 4/1/23	80,000	83,872
T-Mobile USA, Inc., 6.375%, 3/1/25	100,000	107,595
T-Mobile USA, Inc., 6.50%, 1/15/26	80,000	87,874
VEON Holdings BV, 5.20%, 2/13/19(2)	306,000	315,241
		2,211,431
TOTAL CORPORATE BONDS (Cost $135,489,042)		138,784,296
U.S. TREASURY SECURITIES — 9.9%
U.S. Treasury Bonds, 4.375%, 11/15/39	1,400,000	1,779,887
U.S. Treasury Bonds, 3.00%, 5/15/42	380,000	393,656
U.S. Treasury Bonds, 2.875%, 5/15/43	2,200,000	2,223,160
U.S. Treasury Bonds, 3.125%, 8/15/44(6)	390,000	412,166
U.S. Treasury Bonds, 3.00%, 11/15/44	300,000	309,891

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 2.50%, 2/15/45	$6,250,000	$5,848,633
U.S. Treasury Bonds, 3.00%, 5/15/45	460,000	474,896
U.S. Treasury Bonds, 3.00%, 11/15/45	100,000	103,191
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	1,309,410	1,483,407
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	305,978	354,680
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	2,454,396	2,941,704
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	139,053	189,685
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	685,164	868,234
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	924,197	1,178,104
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,041,334	984,462
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	2,965,312	3,309,959
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	3,259,747	3,152,884
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	255,620	255,483
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	8,958,745	8,918,883
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	6,544,140	6,731,807
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,420,795	5,514,779
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	4,567,050	4,525,250
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,770,945	1,762,947
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	5,613,825	5,550,341
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	2,121,180	2,128,409
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	5,289,050	5,359,481
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	4,168,280	4,103,043
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	6,921,320	6,879,036
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	3,635,625	3,661,862
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	6,281,109	6,075,337
U.S. Treasury Notes, 1.00%, 2/15/18	50,000	49,971
U.S. Treasury Notes, 1.00%, 3/15/18	5,000,000	4,995,667
U.S. Treasury Notes, 0.75%, 4/15/18	2,200,000	2,195,273
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	301,518
U.S. Treasury Notes, 1.375%, 9/30/18	6,000,000	5,988,281
U.S. Treasury Notes, 1.375%, 1/15/20(6)	900,000	891,949
U.S. Treasury Notes, 1.375%, 2/29/20(6)	1,000,000	990,098
U.S. Treasury Notes, 1.375%, 3/31/20	7,303,000	7,225,834
U.S. Treasury Notes, 1.50%, 5/15/20	4,100,000	4,065,406
U.S. Treasury Notes, 1.50%, 5/31/20	1,700,000	1,685,191
U.S. Treasury Notes, 1.625%, 6/30/20	2,250,000	2,236,465
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	250,625
U.S. Treasury Notes, 2.25%, 4/30/21	1,000,000	1,008,711
U.S. Treasury Notes, 2.00%, 10/31/21	1,120,000	1,118,097
U.S. Treasury Notes, 2.00%, 12/31/21	5,400,000	5,384,707
U.S. Treasury Notes, 1.875%, 1/31/22	600,000	594,961
U.S. Treasury Notes, 2.00%, 11/30/22	400,000	397,281
U.S. Treasury Notes, 2.00%, 11/15/26	100,000	96,703
U.S. Treasury Notes, 2.25%, 8/15/27	903,000	888,891
TOTAL U.S. TREASURY SECURITIES (Cost $126,690,729)		127,840,886

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(7) — 4.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(8) — 0.5%
FHLMC, VRN, 1.82%, 12/15/17	$74,345	$76,785
FHLMC, VRN, 1.91%, 12/15/17	110,213	113,774
FHLMC, VRN, 2.02%, 12/15/17	146,881	152,245
FHLMC, VRN, 2.32%, 12/15/17	366,476	367,347
FHLMC, VRN, 2.38%, 12/15/17	532,821	537,165
FHLMC, VRN, 3.08%, 12/15/17	494,078	505,623
FHLMC, VRN, 3.15%, 12/15/17	340,165	359,596
FHLMC, VRN, 3.18%, 12/15/17	175,878	185,952
FHLMC, VRN, 3.32%, 12/15/17	199,681	210,064
FHLMC, VRN, 3.62%, 12/15/17	61,923	65,706
FHLMC, VRN, 3.63%, 12/15/17	30,643	32,055
FHLMC, VRN, 3.65%, 12/15/17	121,594	125,761
FHLMC, VRN, 4.06%, 12/15/17	143,834	149,645
FHLMC, VRN, 4.06%, 12/15/17	108,118	112,262
FNMA, VRN, 2.63%, 12/25/17	286,779	290,138
FNMA, VRN, 2.71%, 12/25/17	30,743	31,222
FNMA, VRN, 2.95%, 12/25/17	169,968	176,512
FNMA, VRN, 2.95%, 12/25/17	252,796	262,905
FNMA, VRN, 2.95%, 12/25/17	192,606	200,269
FNMA, VRN, 2.95%, 12/25/17	327,703	340,744
FNMA, VRN, 3.01%, 12/25/17	41,184	42,783
FNMA, VRN, 3.18%, 12/25/17	339,090	346,087
FNMA, VRN, 3.18%, 12/25/17	169,977	178,971
FNMA, VRN, 3.20%, 12/25/17	534,514	544,365
FNMA, VRN, 3.21%, 12/25/17	372,749	379,691
FNMA, VRN, 3.26%, 12/25/17	526,749	542,085
FNMA, VRN, 3.32%, 12/25/17	44,286	46,151
FNMA, VRN, 3.32%, 12/25/17	133,314	137,582
FNMA, VRN, 3.40%, 12/25/17	67,125	70,467
FNMA, VRN, 3.53%, 12/25/17	153,016	159,022
FNMA, VRN, 3.93%, 12/25/17	154,140	159,771
		6,902,745
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.8%
FHLMC, 4.50%, 1/1/19	33,197	33,712
FHLMC, 5.00%, 10/1/19	2,004	2,044
FHLMC, 5.00%, 11/1/19	9,559	9,753
FHLMC, 5.50%, 11/1/19	465	469
FHLMC, 5.50%, 11/1/19	437	440
FHLMC, 5.50%, 11/1/19	893	907
FHLMC, 5.50%, 11/1/19	399	401
FHLMC, 5.50%, 11/1/19	92	92
FHLMC, 5.50%, 12/1/19	895	911
FHLMC, 5.00%, 2/1/20	525	536
FHLMC, 5.00%, 2/1/20	227	231
FHLMC, 5.50%, 3/1/20	1,011	1,031

	Shares/ Principal Amount	Value
FHLMC, 5.50%, 3/1/20	$1,017	$1,036
FHLMC, 5.50%, 3/1/20	2,007	2,048
FHLMC, 5.00%, 5/1/20	687	701
FHLMC, 5.00%, 5/1/20	2,432	2,482
FHLMC, 5.00%, 5/1/20	2,386	2,435
FHLMC, 4.50%, 7/1/20	8,144	8,303
FHLMC, 4.00%, 10/1/20	3,270	3,369
FHLMC, 8.00%, 6/1/26	4,015	4,120
FHLMC, 8.00%, 6/1/26	280	308
FHLMC, 7.00%, 8/1/29	1,196	1,287
FHLMC, 8.00%, 7/1/30	9,374	11,036
FHLMC, 5.50%, 12/1/33	149,874	168,272
FHLMC, 6.50%, 5/1/34	6,722	7,637
FHLMC, 5.50%, 6/1/35	3,410	3,738
FHLMC, 5.00%, 9/1/35	3,570	3,877
FHLMC, 5.00%, 9/1/35	2,804	3,042
FHLMC, 5.50%, 10/1/35	28,775	32,088
FHLMC, 5.50%, 10/1/35	16,220	18,018
FHLMC, 5.00%, 11/1/35	58,781	64,453
FHLMC, 5.00%, 11/1/35	89,290	98,541
FHLMC, 6.50%, 3/1/36	3,876	4,294
FHLMC, 6.50%, 3/1/36	1,434	1,588
FHLMC, 5.50%, 1/1/38	110,803	123,044
FHLMC, 6.00%, 2/1/38	63,003	71,408
FHLMC, 6.00%, 11/1/38	284,630	320,798
FNMA, 3.00%, 12/13/17(9)	2,250,000	2,243,496
FNMA, 3.50%, 12/13/17(9)	11,650,000	11,941,487
FNMA, 4.00%, 12/13/17(9)	2,275,000	2,376,486
FNMA, 4.50%, 12/13/17(9)	150,000	159,499
FNMA, 4.00%, 6/1/19	661	681
FNMA, 4.50%, 6/1/19	12,730	12,952
FNMA, 4.50%, 12/1/19	1,626	1,654
FNMA, 5.00%, 3/1/20	4,356	4,436
FNMA, 5.00%, 3/1/20	2,900	2,954
FNMA, 5.00%, 4/1/20	2,272	2,314
FNMA, 5.00%, 5/1/20	622	634
FNMA, 5.00%, 5/1/20	2,199	2,240
FNMA, 5.00%, 7/1/20	2,677	2,727
FNMA, 7.00%, 5/1/26	2,114	2,224
FNMA, 7.00%, 6/1/26	1,154	1,272
FNMA, 6.50%, 4/1/29	8,757	9,710
FNMA, 6.50%, 6/1/29	10,282	11,395
FNMA, 6.50%, 6/1/29	6,824	7,566
FNMA, 7.00%, 7/1/29	1,679	1,708
FNMA, 6.50%, 8/1/29	11,480	12,933
FNMA, 7.00%, 3/1/30	7,063	7,617
FNMA, 8.00%, 7/1/30	15,203	15,562

	Shares/ Principal Amount	Value
FNMA, 7.50%, 9/1/30	$5,490	$6,534
FNMA, 6.50%, 9/1/31	32,098	35,588
FNMA, 7.00%, 9/1/31	26,484	28,780
FNMA, 6.50%, 1/1/32	6,337	7,026
FNMA, 5.50%, 6/1/33	51,752	57,679
FNMA, 5.50%, 8/1/33	363,079	405,068
FNMA, 5.00%, 11/1/33	319,120	348,790
FNMA, 5.50%, 1/1/34	320,325	357,389
FNMA, 5.50%, 9/1/34	20,382	22,729
FNMA, 5.50%, 10/1/34	18,921	21,074
FNMA, 6.00%, 10/1/34	20,890	23,427
FNMA, 5.00%, 11/1/34	66,688	72,104
FNMA, 5.50%, 3/1/35	703	774
FNMA, 5.50%, 3/1/35	4,834	5,321
FNMA, 5.50%, 3/1/35	6,109	6,732
FNMA, 5.50%, 3/1/35	17,434	19,492
FNMA, 5.50%, 3/1/35	10,811	11,977
FNMA, 5.00%, 4/1/35	14,014	15,496
FNMA, 6.00%, 5/1/35	5,240	5,903
FNMA, 6.00%, 5/1/35	431	484
FNMA, 6.00%, 6/1/35	7,577	8,497
FNMA, 6.00%, 6/1/35	2,616	2,971
FNMA, 6.00%, 6/1/35	397	445
FNMA, 5.00%, 7/1/35	76,874	85,118
FNMA, 5.50%, 7/1/35	10,156	11,216
FNMA, 6.00%, 7/1/35	32,788	37,321
FNMA, 6.00%, 7/1/35	3,122	3,501
FNMA, 6.00%, 7/1/35	17,544	19,753
FNMA, 5.50%, 8/1/35	6,479	7,210
FNMA, 4.50%, 9/1/35	317,473	339,160
FNMA, 5.50%, 9/1/35	19,218	21,433
FNMA, 5.50%, 9/1/35	738	818
FNMA, 5.50%, 9/1/35	426	475
FNMA, 5.50%, 9/1/35	10,869	12,127
FNMA, 5.50%, 9/1/35	57,458	63,878
FNMA, 5.00%, 10/1/35	11,726	12,981
FNMA, 5.50%, 10/1/35	118,561	132,146
FNMA, 6.00%, 10/1/35	18,130	20,345
FNMA, 5.50%, 11/1/35	78,387	87,259
FNMA, 6.00%, 11/1/35	8,486	9,516
FNMA, 6.50%, 11/1/35	2,885	3,199
FNMA, 6.50%, 12/1/35	7,988	8,858
FNMA, 6.50%, 4/1/36	11,976	13,316
FNMA, 6.00%, 8/1/36	10,437	11,809
FNMA, 5.00%, 10/1/36	97,539	105,553
FNMA, 5.00%, 11/1/36	142,912	155,680
FNMA, 5.50%, 1/1/37	427,456	475,848

	Shares/ Principal Amount	Value
FNMA, 6.00%, 5/1/37	$8,761	$9,875
FNMA, 6.00%, 7/1/37	1,843	2,084
FNMA, 6.50%, 8/1/37	6,282	6,906
FNMA, 6.50%, 8/1/37	343,770	362,364
FNMA, 6.50%, 8/1/37	414,577	435,303
FNMA, 5.00%, 4/1/40	1,069,473	1,160,299
FNMA, 4.00%, 1/1/41	3,875,577	4,116,906
FNMA, 5.00%, 6/1/41	857,124	929,932
FNMA, 4.50%, 7/1/41	777,300	836,665
FNMA, 4.50%, 9/1/41	21,398	22,917
FNMA, 4.50%, 9/1/41	2,010,698	2,155,655
FNMA, 4.00%, 12/1/41	1,708,824	1,807,291
FNMA, 4.00%, 1/1/42	32,657	34,279
FNMA, 3.50%, 5/1/42	1,427,530	1,470,488
FNMA, 3.50%, 6/1/42	731,225	754,470
FNMA, 3.00%, 11/1/42	1,100,499	1,103,717
FNMA, 3.50%, 5/1/45	1,395,647	1,435,930
FNMA, 4.00%, 4/1/46	1,628,659	1,703,041
FNMA, 6.50%, 8/1/47	30,271	32,645
FNMA, 6.50%, 9/1/47	35,574	38,235
FNMA, 6.50%, 9/1/47	2,603	2,804
FNMA, 6.50%, 9/1/47	51,402	55,283
FNMA, 6.50%, 9/1/47	13,710	14,711
GNMA, 2.50%, 12/20/17(9)	100,000	97,463
GNMA, 3.00%, 12/20/17(9)	2,100,000	2,116,242
GNMA, 3.50%, 12/20/17(9)	350,000	361,840
GNMA, 4.00%, 12/20/17(9)	975,000	1,017,885
GNMA, 9.00%, 4/20/25	635	703
GNMA, 7.50%, 10/15/25	2,211	2,262
GNMA, 6.00%, 4/15/26	589	661
GNMA, 7.50%, 6/15/26	2,141	2,208
GNMA, 7.00%, 12/15/27	9,975	10,063
GNMA, 7.50%, 12/15/27	6,240	6,792
GNMA, 6.00%, 5/15/28	13,031	14,623
GNMA, 6.50%, 5/15/28	5,517	6,134
GNMA, 7.00%, 5/15/31	22,266	25,705
GNMA, 5.50%, 11/15/32	71,374	79,646
GNMA, 6.50%, 10/15/38	1,040,727	1,221,485
GNMA, 4.50%, 5/20/41	1,168,650	1,244,893
GNMA, 4.50%, 6/15/41	441,284	474,726
GNMA, 4.00%, 12/15/41	562,979	592,130
GNMA, 3.50%, 7/20/42	481,015	500,125
GNMA, 3.50%, 4/20/45	250,624	259,533
GNMA, 2.50%, 7/20/46	341,544	333,243

		Shares/ Principal Amount	Value
GNMA, 2.50%, 8/20/46		$997,027	$972,807
			48,765,766
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $55,038,261)			55,668,511
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.6%
Argentina†
Argentine Republic Government International Bond, 6.875%, 1/26/27		$217,000	237,506
Australia — 0.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	1,233,000	958,060
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	300,323
			1,258,383
Austria — 0.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(2)	EUR	172,000	242,068
Republic of Austria Government Bond, 0.75%, 10/20/26(2)	EUR	185,000	226,485
Republic of Austria Government Bond, 4.15%, 3/15/37(2)	EUR	121,000	220,615
			689,168
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(2)	EUR	74,000	139,432
Canada — 0.2%
Canadian Government Bond, 4.00%, 6/1/41	CAD	320,000	327,595
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	594,000	484,583
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	651,683
Province of Quebec Canada, 3.00%, 9/1/23	CAD	405,000	328,298
Province of Quebec Canada, 5.75%, 12/1/36	CAD	420,000	462,376
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	31,482
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	95,150
			2,381,167
Chile — 0.1%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	740,000,000	1,143,079
Chile Government International Bond, 3.25%, 9/14/21		$230,000	238,107
			1,381,186
China†
Avi Funding Co. Ltd., 3.80%, 9/16/25 (Export-Import Bank of China)(2)		$255,000	261,469
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	306,530
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	134,100
			440,630
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	137,779
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	730,000	117,543
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	92,635
			210,178
Dominican Republic†
Dominican Republic International Bond, 6.875%, 1/29/26		$400,000	457,924

		Shares/ Principal Amount	Value
Finland†
Finland Government Bond, 4.00%, 7/4/25(2)	EUR	219,000	$335,252
France — 0.2%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	940,000	1,245,339
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	202,000	367,088
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	533,000	877,351
			2,489,778
Germany — 0.3%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	265,000	326,297
Bundesrepublik Deutschland, 0.00%, 8/15/26(10)	EUR	775,000	905,406
Bundesrepublik Deutschland, 0.25%, 2/15/27	EUR	1,253,000	1,486,279
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	293,000	504,348
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	111,000	233,453
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	358,000	563,071
			4,018,854
Hungary†
Hungary Government Bond, 6.75%, 10/22/28	HUF	11,400,000	61,994
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	404,435
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	1,380,000	1,664,659
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,281,000	1,590,832
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(2)	EUR	620,000	994,595
Republic of Italy Government International Bond, 6.875%, 9/27/23		$150,000	178,792
			4,428,878
Japan — 1.1%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	196,150,000	1,822,394
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	246,950,000	2,303,671
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	226,800,000	2,695,038
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	178,300,000	2,037,149
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	28,550,000	292,717
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	459,200,000	4,847,609
			13,998,578
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	1,250,000	302,836
Mexico — 0.2%
Mexican Bonos, 6.50%, 6/9/22	MXN	9,190,000	481,333
Mexican Bonos, 10.00%, 11/20/36	MXN	13,870,000	930,046
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	733,775
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$228,000	233,472
			2,378,626
Netherlands — 0.1%
Netherlands Government Bond, 0.00%, 1/15/22(2)(10)	EUR	152,000	183,640
Netherlands Government Bond, 0.50%, 7/15/26(2)	EUR	492,000	595,248
Netherlands Government Bond, 2.75%, 1/15/47(2)	EUR	82,000	134,943
			913,831

		Shares/ Principal Amount	Value
New Zealand — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	970,000	$688,995
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	135,400
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	205,200
			340,600
Philippines†
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	316,055
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	133,692
			449,747
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	685,000	206,069
Republic of Poland Government International Bond, 5.125%, 4/21/21		$250,000	272,559
			478,628
Russia†
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$200,000	347,966
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	296,878
South Africa — 0.2%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	20,352,000	1,588,403
Republic of South Africa Government International Bond, 5.50%, 3/9/20		$185,000	194,741
			1,783,144
Spain†
Spain Government Bond, 4.40%, 10/31/23(2)	EUR	85,000	123,644
Spain Government Bond, 1.60%, 4/30/25(2)	EUR	184,000	229,777
Spain Government Bond, 5.15%, 10/31/28(2)	EUR	47,000	75,851
Spain Government Bond, 5.15%, 10/31/44(2)	EUR	2,000	3,529
			432,801
Sweden†
Sweden Government Bond, 2.50%, 5/12/25	SEK	1,330,000	185,007
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	470,285
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	65,000	92,559
			562,844
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	10,800,000	369,559
Turkey†
Turkey Government International Bond, 7.50%, 11/7/19		$230,000	247,507
Turkey Government International Bond, 3.25%, 3/23/23		$47,000	44,249
			291,756
United Kingdom — 0.3%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	467,000	659,372
United Kingdom Gilt, 1.50%, 7/22/26	GBP	801,000	1,106,622
United Kingdom Gilt, 4.50%, 12/7/42	GBP	636,000	1,305,529
United Kingdom Gilt, 4.25%, 12/7/49	GBP	190,000	406,219

		Shares/ Principal Amount	Value
United Kingdom Gilt, 4.25%, 12/7/55	GBP	116,000	$265,210
			3,742,952
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	80,600
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $45,389,410)			46,979,361
MUNICIPAL SECURITIES — 2.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		130,000	186,139
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.10%, 12/6/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)		1,285,000	1,285,000
Chicago Midway International Airport Rev., VRDN, 0.97%, 12/7/17, resets weekly off the remarketing agent (LOC: Bank of Montreal)		1,900,000	1,900,000
Erie County Industrial Development Agency Rev., (Our Lady of Victory Renaissance Corp.), VRDN, 1.06%, 12/7/17, resets weekly off the remarketing agent (LOC: HSBC Bank USA N.A.)		1,285,000	1,285,000
Illinois Housing Development Authority Rev., VRDN, 1.27%, 12/7/17, resets weekly off the remarketing agent (LIQ FAC: FHLB)		3,850,000	3,850,000
Kansas City Rev., VRDN, 1.30%, 12/6/17, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)		1,215,000	1,215,000
Kansas City Rev., VRDN, 1.30%, 12/6/17, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)		2,000,000	2,000,000
Los Angeles Community College District GO, 6.68%, 8/1/36		120,000	168,419
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40		30,000	42,298
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		15,000	21,340
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40		180,000	275,605
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41		140,000	206,794
New York City GO, 6.27%, 12/1/37		40,000	53,923
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34		200,000	230,714
Orange County Housing Finance Authority Rev., (Landings on Millenia Boulevard Partners Ltd.), VRDN, 1.25%, 12/6/17, resets weekly off the remarketing agent (LOC: FNMA)		1,470,000	1,470,000
Pasadena Public Financing Authority Rev., VRDN, 1.30%, 12/7/17, resets weekly off the remarketing agent (SBBPA: Bank of the West)		4,450,000	4,450,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62		330,000	375,230
Red River Education Finance Corp. Rev., (Texas Christian University), VRDN, 0.98%, 12/6/17, resets weekly off the remarketing agent (SBBPA: Northern Trust Company)		3,200,000	3,200,000
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40		280,000	342,283
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36		170,000	218,700
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41		170,000	203,298
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40		135,000	172,558
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50		15,000	22,177
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32		195,000	237,204

	Shares/ Principal Amount	Value
State of California GO, 7.55%, 4/1/39	$60,000	$93,091
State of California GO, 7.30%, 10/1/39	160,000	237,493
State of California GO, (Building Bonds), 7.60%, 11/1/40	145,000	229,743
State of Connecticut GO, 1.42%, 3/15/18	1,800,000	1,797,660
State of Illinois GO, 5.10%, 6/1/33	170,000	169,242
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	130,000	167,233
Tempe Industrial Development Authority Rev., (ASUF Brickyard LLC), VRDN, 1.25%, 12/7/17, resets weekly off the remarketing agent (LOC: Bank of America N.A.)	2,453,000	2,453,000
Tennis for Charity, Inc. Rev., VRDN, 1.15%, 12/6/17, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	2,675,000	2,675,000
TOTAL MUNICIPAL SECURITIES (Cost $30,485,017)		31,234,144
COLLATERALIZED MORTGAGE OBLIGATIONS(7) — 1.4%
Private Sponsor Collateralized Mortgage Obligations — 1.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	36,640	36,999
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.46%, 12/1/17(8)	77,086	77,828
Agate Bay Mortgage Trust, Series 2014-2, Class A14, VRN, 3.75%, 12/1/17(2)(8)	192,014	196,203
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/1/17(2)(8)	111,013	113,254
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 12/1/17(8)	213,790	213,431
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.61%, 12/1/17(8)	47,211	46,163
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.33%, 12/1/17(8)	112,054	109,280
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.09%, 12/1/17(8)	195,384	193,825
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.54%, 12/1/17(8)	124,756	123,980
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.41%, 12/1/17(8)	175,029	167,834
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 12/1/17(2)(8)	426,074	432,812
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 12/1/17(2)(8)	245,812	248,909
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.35%, 12/1/17(8)	192,144	192,236
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 12/1/17(8)	75,393	74,709
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 12/1/17(2)(8)	117,692	119,572
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 12/1/17(2)(8)	243,153	246,695
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.24%, 12/1/17(8)	117,827	116,971
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.54%, 12/1/17(8)	145,683	146,838
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.62%, 12/1/17(8)	242,575	244,502

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.37%, 12/1/17(8)	$369,766	$378,472
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 12/1/17(8)	82,669	83,564
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.49%, 12/1/17(8)	138,724	139,358
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.67%, 12/1/17(8)	81,419	81,540
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.63%, 12/1/17(8)	186,177	188,917
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/17(2)(8)	15,564	15,490
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 12/1/17(2)(8)	300,080	304,873
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 12/1/17(2)(8)	561,174	569,347
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 12/1/17(8)	650,350	668,896
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.25%, 12/25/17(8)	127,115	126,020
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.98%, 12/1/17(8)	154,822	153,443
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.98%, 12/1/17(8)	48,382	49,551
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 12/1/17(2)(8)	125,250	130,133
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 12/1/17(8)	12,779	13,197
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/17(8)	29,129	29,351
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	28,308	29,390
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 12/1/17(2)(8)	613,087	622,880
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 12/1/17(2)(8)	186,595	189,837
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 12/1/17(2)(8)	733,435	747,991
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 12/1/17(2)(8)	72,417	74,095
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/1/17(2)(8)	300,000	307,274
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 12/1/17(2)(8)	208,863	204,327
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.39%, 12/1/17(8)	157,715	164,836
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.34%, 12/1/17(8)	131,337	132,094
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.07%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.74%	416,096	397,612
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	136,963	144,224
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.07%, 12/1/17(8)	432,948	426,789
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.23%, 12/1/17(8)	208,942	210,662

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.51%, 12/1/17(8)	$17,221	$17,638
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.69%, 12/1/17(8)	214,620	219,095
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	97,819	96,759
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	262,914	270,712
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.41%, 12/1/17(8)	437,718	460,928
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.42%, 12/1/17(8)	207,157	213,105
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.34%, 12/1/17(8)	54,225	54,919
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.47%, 12/1/17(8)	203,530	206,104
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.36%, 12/1/17(8)	106,417	107,381
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.34%, 12/1/17(8)	192,530	193,890
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	151,783	151,989
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	175,074	173,936
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.34%, 12/1/17(8)	168,212	164,260
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 12/1/17(8)	128,532	128,642
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.59%, 12/1/17(8)	268,328	256,819
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	73,768	74,492
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	49,139	50,398
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	89,217	88,891
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	42,724	44,767
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.90%, 12/1/17(8)	98,569	94,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.71%, 12/1/17(8)	107,798	104,981
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	110,660	116,795
		12,977,106
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.63%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.30%	25,000	25,365
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	100,000	101,017
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.20%	227,733	230,918
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.13%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.80%	121,209	121,697
FHLMC, Series KF29, Class A, VRN, 1.60%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.36%	1,186,418	1,187,329

	Shares/ Principal Amount	Value
FHLMC, Series KF32, Class A, VRN, 1.61%, 12/25/17, resets monthly off the 1-month LIBOR plus 0.37%	$1,049,881	$1,051,387
FNMA, Series 2014-C02, Class 1M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	225,000	237,046
FNMA, Series 2014-C02, Class 2M2, VRN, 3.93%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.60%	600,000	626,164
FNMA, Series 2016-C04, Class 1M1, VRN, 2.78%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.45%	291,689	294,717
FNMA, Series 2016-C05, Class 2M1, VRN, 2.68%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.35%	261,517	263,183
FNMA, Series 2017-C01, Class 1M1, VRN, 2.63%, 12/26/17, resets monthly off the 1-month LIBOR plus 1.30%	458,251	462,438
FNMA, Series 2017-C03, Class 1M2, VRN, 4.33%, 12/26/17, resets monthly off the 1-month LIBOR plus 3.00%	130,000	134,751
FNMA, Series 2017-C05, Class 1M2, VRN, 3.53%, 12/26/17, resets monthly off the 1-month LIBOR plus 2.20%	50,000	49,815
FNMA, Series 2017-C06, Class 1M1, VRN, 2.08%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.75%	111,108	111,387
FNMA, Series 2017-C06, Class 2M1, VRN, 2.08%, 12/26/17, resets monthly off the 1-month LIBOR plus 0.75%	122,199	122,519
		5,019,733
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,927,598)		17,996,839
COMMERCIAL MORTGAGE-BACKED SECURITIES(7) — 1.1%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.04%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.80%(2)	775,000	775,688
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	625,000	632,779
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	850,000	863,759
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(2)	50,000	50,523
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 12/1/17(8)	700,000	748,135
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 12/1/17(8)	700,000	741,935
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 12/1/17(8)	750,000	789,601
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 12/1/17(8)	775,000	789,712
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.80%, 12/1/17(8)	150,000	160,495
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 12/1/17(8)	700,000	724,029
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(2)	50,000	50,898
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	975,000	990,346
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, 3.67%, 11/15/27	50,000	51,500
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.95%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.70%(2)	1,050,000	1,051,943

	Shares/ Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	$200,000	$202,996
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 12/1/17(8)	700,000	713,965
GS Mortgage Securities Trust, Series 2016-GS2, Class A3 SEQ, 2.79%, 5/10/49	100,000	98,494
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/11/17(2)(8)	900,000	917,019
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	210,000	214,861
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	400,000	429,065
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.15%, 12/15/17, resets monthly off the 1-month LIBOR plus 0.90%(2)	1,150,000	1,150,795
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	400,000	391,451
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS SEQ, 3.06%, 8/15/49	75,000	73,202
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	200,000	197,838
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	100,000	101,218
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.56%, 12/1/17(2)(8)	700,000	706,779
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	705,000	708,812
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,213,400)		14,327,838
ASSET-BACKED SECURITIES(7) — 0.9%
American Airlines Pass Through Trust, 7.00%, 7/31/19(2)	39,522	40,135
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	166,667	166,766
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	250,000	251,060
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	175,000	176,184
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	445,389	443,834
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, VRN, 1.91%, 12/22/17, resets monthly off the 1-month LIBOR plus 0.62%	800,000	809,304
Colony American Homes, Series 2014-2A, Class A, VRN, 2.20%, 12/17/17, resets monthly off the 1-month LIBOR plus 0.95%(2)	365,532	366,486
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.50%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.25%(2)	1,204,188	1,212,319
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	257,127	256,987
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	247,117	247,076
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(2)	800,000	799,132
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	79,070	78,617

	Shares/ Principal Amount	Value
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	$411,091	$405,364
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	441,505	439,687
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	415,973	415,591
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	947,553	947,808
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	259,492	256,480
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	265,108	264,478
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	301,215	297,485
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(2)	97,181	96,341
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.67%, 12/17/17, resets monthly off the 1-month LIBOR plus 1.40%(2)	475,000	480,135
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 8/17/34(2)	74,871	74,453
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	351,522	351,534
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	92,584	92,549
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, VRN, 2.28%, 12/20/17(2)(8)	51,706	51,706
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	289,519	288,996
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	268,621	267,996
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	110,595	110,146
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 12/1/17(2)(8)	132,715	132,772
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 12/1/17(2)(8)	650,000	651,864
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	69,113	75,298
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	115,903	121,061
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	850,342	844,278
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	95,436	94,411
TOTAL ASSET-BACKED SECURITIES (Cost $11,599,695)		11,608,333
COMMERCIAL PAPER(11) — 0.9%
Canadian Imperial Bank of Commerce, 1.33%, 12/1/17	2,750,000	2,750,014
Massachusetts Education Financing Authority, 1.30%, 12/5/17	2,800,000	2,799,972
State of California, 1.24%, 12/7/17	2,500,000	2,499,950
Toronto-Dominion Bank, 1.49%, 3/14/18	2,000,000	1,991,287
University of Texas System (The), 1.20%, 12/4/17	1,500,000	1,500,000
TOTAL COMMERCIAL PAPER (Cost $11,541,645)		11,541,223

	Shares/ Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.5%
iShares MSCI EAFE ETF	3,000	$210,330
iShares MSCI EAFE Value ETF	10,300	570,620
iShares MSCI Japan ETF	1,400	83,874
iShares Russell 1000 Growth ETF	1,146	153,323
iShares Russell 1000 Value ETF	19,790	2,434,764
iShares Russell 2000 Value ETF	776	99,157
iShares Russell Mid-Cap Growth ETF	5,457	656,095
iShares Russell Mid-Cap Value ETF	22,144	1,959,966
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,565,321)		6,168,129
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 2.125%, 4/24/26	$230,000	222,979
FNMA, 6.625%, 11/15/30	2,415,000	3,406,693
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $3,336,424)		3,629,672
CONVERTIBLE PREFERRED STOCKS†
Machinery†
Rexnord Corp., 5.75%, 11/15/19 (Cost $74,761)	1,479	83,859
TEMPORARY CASH INVESTMENTS — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	24,306,191	24,306,191
U.S. Treasury Bills, 1.30%, 5/3/18(6)(11)	$550,000	546,938
TOTAL TEMPORARY CASH INVESTMENTS (Cost $24,853,209)		24,853,129
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $1,078,909,598)		1,308,568,838
OTHER ASSETS AND LIABILITIES — (1.4)%		(17,897,351)
TOTAL NET ASSETS — 100.0%		$1,290,671,487

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	1,185,695	USD	65,899	Goldman Sachs & Co.	12/20/17	$1,970
ARS	480,059	USD	26,681	Goldman Sachs & Co.	12/20/17	798
USD	67,760	ARS	1,229,671	Goldman Sachs & Co.	12/20/17	(2,627)
USD	26,898	ARS	488,127	Goldman Sachs & Co.	12/20/17	(1,043)
AUD	136,332	USD	109,263	JPMorgan Chase Bank N.A.	12/20/17	(6,151)
AUD	6,198	USD	4,970	JPMorgan Chase Bank N.A.	12/20/17	(282)
AUD	8,472	USD	6,745	JPMorgan Chase Bank N.A.	12/20/17	(337)
AUD	16,267	USD	12,910	JPMorgan Chase Bank N.A.	12/20/17	(607)
AUD	26,628	USD	21,134	JPMorgan Chase Bank N.A.	12/20/17	(995)
AUD	26,589	USD	20,826	JPMorgan Chase Bank N.A.	12/20/17	(716)
AUD	9,969	USD	7,815	JPMorgan Chase Bank N.A.	12/20/17	(275)
AUD	8,233	USD	6,437	JPMorgan Chase Bank N.A.	12/20/17	(210)
AUD	5,647	USD	4,404	JPMorgan Chase Bank N.A.	12/20/17	(133)
AUD	9,495	USD	7,464	JPMorgan Chase Bank N.A.	12/20/17	(283)
AUD	8,280	USD	6,438	JPMorgan Chase Bank N.A.	12/20/17	(176)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,247	USD	5,579	JPMorgan Chase Bank N.A.	12/20/17	$(98)
AUD	16,802	USD	12,969	JPMorgan Chase Bank N.A.	12/20/17	(261)
USD	2,847	AUD	3,628	JPMorgan Chase Bank N.A.	12/20/17	103
USD	3,988	AUD	5,125	JPMorgan Chase Bank N.A.	12/20/17	112
USD	6,464	AUD	8,283	JPMorgan Chase Bank N.A.	12/20/17	199
USD	3,794	AUD	4,811	JPMorgan Chase Bank N.A.	12/20/17	155
USD	3,974	AUD	5,071	JPMorgan Chase Bank N.A.	12/20/17	138
USD	3,402	AUD	4,345	JPMorgan Chase Bank N.A.	12/20/17	116
USD	21,106	AUD	27,568	JPMorgan Chase Bank N.A.	12/20/17	256
USD	7,817	AUD	10,211	JPMorgan Chase Bank N.A.	12/20/17	95
USD	4,475	AUD	5,798	JPMorgan Chase Bank N.A.	12/20/17	90
USD	25,891	AUD	33,735	JPMorgan Chase Bank N.A.	12/20/17	376
USD	10,186	AUD	13,341	JPMorgan Chase Bank N.A.	12/20/17	96
USD	17,238	AUD	22,577	JPMorgan Chase Bank N.A.	12/20/17	162
USD	73,447	AUD	95,982	JPMorgan Chase Bank N.A.	12/20/17	853
USD	183,048	AUD	239,210	JPMorgan Chase Bank N.A.	12/20/17	2,127
USD	77,130	AUD	101,271	JPMorgan Chase Bank N.A.	12/20/17	537
USD	196,332	AUD	257,781	JPMorgan Chase Bank N.A.	12/20/17	1,366
USD	6,363	AUD	8,403	JPMorgan Chase Bank N.A.	12/20/17	8
USD	738,282	AUD	921,189	JPMorgan Chase Bank N.A.	12/20/17	41,563
USD	3,547	AUD	4,405	JPMorgan Chase Bank N.A.	12/20/17	216
USD	10,633	AUD	13,295	JPMorgan Chase Bank N.A.	12/20/17	578
USD	6,818	AUD	8,456	JPMorgan Chase Bank N.A.	12/20/17	422
USD	25,263	AUD	31,832	JPMorgan Chase Bank N.A.	12/20/17	1,187
BRL	21,229	USD	6,705	Morgan Stanley	12/20/17	(231)
BRL	16,957	USD	5,356	Morgan Stanley	12/20/17	(185)
BRL	40,518	USD	12,737	Morgan Stanley	12/20/17	(381)
BRL	101,270	USD	31,835	Morgan Stanley	12/20/17	(952)
BRL	20,547	USD	6,429	Morgan Stanley	12/20/17	(163)
BRL	32,609	USD	10,171	Morgan Stanley	12/20/17	(227)
BRL	41,049	USD	12,803	Morgan Stanley	12/20/17	(285)
BRL	67,795	USD	20,780	Morgan Stanley	12/20/17	(106)
BRL	222,184	USD	68,102	Morgan Stanley	12/20/17	(347)
BRL	335,302	USD	102,816	Morgan Stanley	12/20/17	(565)
BRL	148,862	USD	45,646	Morgan Stanley	12/20/17	(251)
BRL	24,598	USD	7,511	Morgan Stanley	12/20/17	(10)
BRL	62,583	USD	19,109	Morgan Stanley	12/20/17	(25)
BRL	117,817	USD	35,503	Morgan Stanley	12/20/17	425
BRL	274,045	USD	82,581	Morgan Stanley	12/20/17	989
BRL	33,838	USD	10,225	Morgan Stanley	12/20/17	94
BRL	104,831	USD	31,676	Morgan Stanley	12/20/17	293
USD	15,555	BRL	51,089	Morgan Stanley	12/20/17	(25)
USD	32,544	BRL	106,890	Morgan Stanley	12/20/17	(52)
USD	6,455	BRL	21,115	Morgan Stanley	12/20/17	16
USD	5,210	BRL	17,131	Morgan Stanley	12/20/17	(15)
USD	12,438	BRL	40,901	Morgan Stanley	12/20/17	(35)
USD	66,110	BRL	206,547	Morgan Stanley	12/20/17	3,123
USD	176,739	BRL	552,187	Morgan Stanley	12/20/17	8,349
USD	10,862	BRL	34,003	Morgan Stanley	12/20/17	493

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	20,206	BRL	63,252	Morgan Stanley	12/20/17	$917
CAD	16,487	USD	13,578	JPMorgan Chase Bank N.A.	12/20/17	(794)
CAD	5,624	USD	4,598	JPMorgan Chase Bank N.A.	12/20/17	(237)
CAD	53,270	USD	43,218	JPMorgan Chase Bank N.A.	12/20/17	(1,916)
CAD	41,550	USD	33,710	JPMorgan Chase Bank N.A.	12/20/17	(1,494)
CAD	3,371	USD	2,726	JPMorgan Chase Bank N.A.	12/20/17	(113)
CAD	32,110	USD	25,689	JPMorgan Chase Bank N.A.	12/20/17	(792)
CAD	918,199	USD	730,648	JPMorgan Chase Bank N.A.	12/20/17	(18,729)
CAD	1,353,136	USD	1,076,744	JPMorgan Chase Bank N.A.	12/20/17	(27,600)
CAD	5,403	USD	4,311	JPMorgan Chase Bank N.A.	12/20/17	(122)
CAD	16,128	USD	12,869	JPMorgan Chase Bank N.A.	12/20/17	(364)
CAD	6,525	USD	5,192	JPMorgan Chase Bank N.A.	12/20/17	(133)
CAD	8,082	USD	6,429	JPMorgan Chase Bank N.A.	12/20/17	(163)
CAD	9,805	USD	7,609	JPMorgan Chase Bank N.A.	12/20/17	(7)
CAD	16,431	USD	12,750	JPMorgan Chase Bank N.A.	12/20/17	(10)
CAD	13,707	USD	10,706	JPMorgan Chase Bank N.A.	12/20/17	(78)
CAD	3,352	USD	2,625	JPMorgan Chase Bank N.A.	12/20/17	(26)
CAD	7,822	USD	6,125	JPMorgan Chase Bank N.A.	12/20/17	(60)
CAD	18,531	USD	14,922	JPMorgan Chase Bank N.A.	12/29/17	(552)
CAD	43,806	USD	35,109	Morgan Stanley	12/29/17	(1,139)
CAD	12,635	USD	9,988	Morgan Stanley	12/29/17	(190)
CAD	2,423	USD	1,878	Morgan Stanley	12/29/17	1
CAD	83,486	USD	65,411	Morgan Stanley	12/29/17	(670)
CAD	62,540	USD	49,000	Morgan Stanley	12/29/17	(502)
CAD	2,450	USD	1,917	Morgan Stanley	12/29/17	(17)
CAD	9,453	USD	7,423	Morgan Stanley	12/29/17	(93)
CAD	2,398	USD	1,883	Morgan Stanley	12/29/17	(24)
USD	12,983	CAD	16,190	JPMorgan Chase Bank N.A.	12/20/17	430
USD	6,059	CAD	7,555	JPMorgan Chase Bank N.A.	12/20/17	201
USD	3,070	CAD	3,829	JPMorgan Chase Bank N.A.	12/20/17	101
USD	38,577	CAD	49,711	JPMorgan Chase Bank N.A.	12/20/17	34
USD	5,139	CAD	6,624	JPMorgan Chase Bank N.A.	12/20/17	3
USD	5,996	CAD	7,728	JPMorgan Chase Bank N.A.	12/20/17	4
USD	6,113	CAD	7,809	JPMorgan Chase Bank N.A.	12/20/17	59
USD	2,620	CAD	3,347	JPMorgan Chase Bank N.A.	12/20/17	25
USD	6,478	CAD	8,245	JPMorgan Chase Bank N.A.	12/20/17	85
USD	8,117	CAD	10,372	JPMorgan Chase Bank N.A.	12/20/17	75
USD	10,643	CAD	13,551	JPMorgan Chase Bank N.A.	12/20/17	137
USD	2,657,409	CAD	3,231,157	JPMorgan Chase Bank N.A.	12/20/17	152,155
USD	480,062	CAD	583,710	JPMorgan Chase Bank N.A.	12/20/17	27,487
USD	9,652	CAD	11,708	JPMorgan Chase Bank N.A.	12/20/17	574
USD	49,837	CAD	61,486	JPMorgan Chase Bank N.A.	12/20/17	2,164
USD	2,526	CAD	3,145	JPMorgan Chase Bank N.A.	12/20/17	87
USD	3,297	CAD	4,095	JPMorgan Chase Bank N.A.	12/20/17	122
USD	18,081	CAD	22,624	JPMorgan Chase Bank N.A.	12/20/17	540
USD	5,094	CAD	6,367	JPMorgan Chase Bank N.A.	12/20/17	157
USD	5,067	CAD	6,332	JPMorgan Chase Bank N.A.	12/20/17	158
USD	2,533	CAD	3,166	JPMorgan Chase Bank N.A.	12/20/17	79
USD	1,942	CAD	2,435	Morgan Stanley	12/29/17	53

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,965	CAD	3,699	Morgan Stanley	12/29/17	$96
USD	35,345	CAD	44,186	Morgan Stanley	12/29/17	1,081
USD	15,650	CAD	19,512	Morgan Stanley	12/29/17	519
USD	3,114	CAD	3,921	Morgan Stanley	12/29/17	74
USD	52,764	CAD	67,718	Morgan Stanley	12/29/17	251
USD	26,748	CAD	34,329	Morgan Stanley	12/29/17	127
USD	26,561	CAD	33,649	Morgan Stanley	12/29/17	467
USD	35,457	CAD	44,919	Morgan Stanley	12/29/17	623
USD	2,946	CAD	3,749	Morgan Stanley	12/29/17	38
USD	7,138	CAD	9,070	Morgan Stanley	12/29/17	105
USD	1,099,117	CAD	1,359,179	Morgan Stanley	12/29/17	45,111
USD	85,329	CAD	105,518	Morgan Stanley	12/29/17	3,502
USD	320,002	CAD	395,718	Morgan Stanley	12/29/17	13,134
USD	1,449,955	CAD	1,793,028	Morgan Stanley	12/29/17	59,510
CHF	97,673	USD	103,106	Credit Suisse AG	12/20/17	(3,684)
CHF	12,569	USD	13,043	Credit Suisse AG	12/20/17	(249)
CHF	16,893	USD	17,552	Credit Suisse AG	12/20/17	(356)
CHF	15,767	USD	16,382	Credit Suisse AG	12/20/17	(332)
CHF	12,562	USD	12,938	Credit Suisse AG	12/20/17	(152)
CHF	198,495	USD	199,814	Credit Suisse AG	12/20/17	2,235
CHF	78,124	USD	78,643	Credit Suisse AG	12/20/17	880
CHF	34,932	USD	35,663	Credit Suisse AG	12/29/17	(72)
CHF	41,936	USD	42,243	Credit Suisse AG	12/29/17	484
USD	326,241	CHF	319,357	Credit Suisse AG	12/20/17	1,166
USD	129,427	CHF	126,696	Credit Suisse AG	12/20/17	463
USD	6,534	CHF	6,354	Credit Suisse AG	12/20/17	67
USD	3,876	CHF	3,870	Credit Suisse AG	12/20/17	(63)
USD	13,000	CHF	12,935	Credit Suisse AG	12/20/17	(166)
USD	413,418	CHF	391,635	Credit Suisse AG	12/20/17	14,771
USD	140,222	CHF	131,947	Credit Suisse AG	12/20/17	5,912
USD	54,544	CHF	51,325	Credit Suisse AG	12/20/17	2,300
USD	6,366	CHF	5,996	Credit Suisse AG	12/20/17	263
USD	79,638	CHF	76,046	Credit Suisse AG	12/20/17	2,231
USD	199,824	CHF	190,811	Credit Suisse AG	12/20/17	5,597
USD	6,818	CHF	6,521	Credit Suisse AG	12/20/17	181
USD	8,566	CHF	8,255	Credit Suisse AG	12/20/17	163
USD	52,605	CHF	51,105	Credit Suisse AG	12/29/17	537
USD	35,641	CHF	35,447	Credit Suisse AG	12/29/17	(474)
USD	12,408	CHF	12,284	Credit Suisse AG	12/29/17	(108)
USD	1,497,171	CHF	1,446,088	Credit Suisse AG	12/29/17	23,815
CLP	2,886,702	USD	4,583	JPMorgan Chase Bank N.A.	12/20/17	(123)
CLP	4,105,032	USD	6,409	JPMorgan Chase Bank N.A.	12/20/17	(67)
CLP	82,664,332	USD	128,694	JPMorgan Chase Bank N.A.	12/20/17	(991)
CLP	32,397,438	USD	50,437	JPMorgan Chase Bank N.A.	12/20/17	(389)
USD	6,488	CLP	4,096,561	Goldman Sachs & Co.	12/20/17	159
USD	336,822	CLP	213,545,405	JPMorgan Chase Bank N.A.	12/20/17	6,929
USD	848,872	CLP	538,185,049	JPMorgan Chase Bank N.A.	12/20/17	17,463
USD	3,151	CLP	1,985,909	JPMorgan Chase Bank N.A.	12/20/17	84
USD	6,451	CLP	4,038,449	JPMorgan Chase Bank N.A.	12/20/17	212

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	140,021	CLP	86,533,175	JPMorgan Chase Bank N.A.	12/20/17	$6,341
USD	51,822	CLP	32,026,106	JPMorgan Chase Bank N.A.	12/20/17	2,347
COP	614,483,442	USD	208,423	Goldman Sachs & Co.	12/20/17	(5,041)
COP	247,563,802	USD	83,970	Goldman Sachs & Co.	12/20/17	(2,031)
COP	580,579,644	USD	190,288	Goldman Sachs & Co.	12/20/17	1,873
COP	235,950,107	USD	77,334	Goldman Sachs & Co.	12/20/17	761
USD	12,825	COP	37,998,889	Goldman Sachs & Co.	12/20/17	248
USD	7,630	COP	22,605,060	Goldman Sachs & Co.	12/20/17	148
USD	190,945	COP	568,908,649	Goldman Sachs & Co.	12/20/17	2,648
USD	75,797	COP	225,832,218	Goldman Sachs & Co.	12/20/17	1,051
CZK	64,006	USD	2,915	Goldman Sachs & Co.	12/20/17	75
USD	80,783	CZK	1,748,064	Goldman Sachs & Co.	12/20/17	(879)
USD	20,504	CZK	443,682	Goldman Sachs & Co.	12/20/17	(223)
DKK	387,388	USD	62,948	JPMorgan Chase Bank N.A.	12/20/17	(927)
DKK	27,566	USD	4,395	JPMorgan Chase Bank N.A.	12/20/17	19
DKK	32,735	USD	5,219	JPMorgan Chase Bank N.A.	12/20/17	22
DKK	201,017	USD	32,099	JPMorgan Chase Bank N.A.	12/20/17	83
DKK	160,814	USD	25,680	JPMorgan Chase Bank N.A.	12/20/17	67
DKK	19,138	USD	3,010	JPMorgan Chase Bank N.A.	12/20/17	54
USD	12,655	DKK	79,843	JPMorgan Chase Bank N.A.	12/20/17	(128)
USD	12,655	DKK	79,843	JPMorgan Chase Bank N.A.	12/20/17	(128)
USD	6,472	DKK	40,897	JPMorgan Chase Bank N.A.	12/20/17	(76)
USD	9,559	DKK	59,612	JPMorgan Chase Bank N.A.	12/20/17	15
USD	158,254	DKK	973,914	JPMorgan Chase Bank N.A.	12/20/17	2,331
USD	5,445	DKK	33,529	JPMorgan Chase Bank N.A.	12/20/17	77
USD	6,520	DKK	40,681	JPMorgan Chase Bank N.A.	12/20/17	7
EUR	3,422,998	USD	3,993,304	JPMorgan Chase Bank N.A.	12/20/17	85,279
EUR	29,495	USD	34,294	JPMorgan Chase Bank N.A.	12/20/17	850
EUR	5,085	USD	5,913	JPMorgan Chase Bank N.A.	12/20/17	147
EUR	8,329	USD	9,667	JPMorgan Chase Bank N.A.	12/20/17	257
EUR	60,861	USD	71,090	JPMorgan Chase Bank N.A.	12/20/17	1,427
EUR	40,265	USD	47,022	JPMorgan Chase Bank N.A.	12/20/17	954
EUR	9,328	USD	11,026	JPMorgan Chase Bank N.A.	12/20/17	88
EUR	18,664	USD	21,984	JPMorgan Chase Bank N.A.	12/20/17	255
EUR	129,507	USD	152,880	JPMorgan Chase Bank N.A.	12/20/17	1,431
EUR	62,257	USD	73,492	JPMorgan Chase Bank N.A.	12/20/17	688
EUR	25,372	USD	29,940	JPMorgan Chase Bank N.A.	12/20/17	292
EUR	19,402	USD	22,794	JPMorgan Chase Bank N.A.	12/20/17	324
EUR	22,408	USD	26,326	JPMorgan Chase Bank N.A.	12/20/17	375
EUR	13,520	USD	15,880	JPMorgan Chase Bank N.A.	12/20/17	229
EUR	50,975	USD	60,207	JPMorgan Chase Bank N.A.	12/20/17	531
EUR	17,332	USD	20,470	JPMorgan Chase Bank N.A.	12/20/17	181
EUR	209,183	USD	249,006	JPMorgan Chase Bank N.A.	12/20/17	241
EUR	37,719	USD	45,014	JPMorgan Chase Bank N.A.	12/20/17	(71)
EUR	38,105	USD	45,475	JPMorgan Chase Bank N.A.	12/20/17	(72)
EUR	19,639	USD	23,411	JPMorgan Chase Bank N.A.	12/20/17	(11)
EUR	18,086	USD	21,449	UBS AG	12/29/17	116
EUR	52,471	USD	61,684	UBS AG	12/29/17	881
EUR	18,934	USD	22,304	UBS AG	12/29/17	273

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	25,548	USD	30,272	UBS AG	12/29/17	$191
EUR	14,541	USD	17,293	UBS AG	12/29/17	46
EUR	13,031	USD	15,424	UBS AG	12/29/17	114
EUR	7,537	USD	8,950	UBS AG	12/29/17	37
EUR	28,439	USD	33,707	UBS AG	12/29/17	202
EUR	18,248	USD	21,338	UBS AG	12/29/17	422
EUR	30,947	USD	36,189	UBS AG	12/29/17	712
EUR	57,355	USD	67,792	UBS AG	12/29/17	597
EUR	3,237	USD	3,827	UBS AG	12/29/17	34
EUR	10,342	USD	12,194	UBS AG	12/29/17	137
EUR	51,361	USD	60,559	UBS AG	12/29/17	682
EUR	9,148	USD	10,830	UBS AG	12/29/17	77
EUR	8,278	USD	9,801	UBS AG	12/29/17	70
EUR	45,769	USD	54,574	UBS AG	12/29/17	(1)
EUR	2,495	USD	2,975	UBS AG	12/29/17	(1)
EUR	66,123	USD	78,870	UBS AG	12/29/17	(27)
USD	8,141	EUR	6,905	JPMorgan Chase Bank N.A.	12/20/17	(86)
USD	25,955	EUR	22,182	JPMorgan Chase Bank N.A.	12/20/17	(475)
USD	8,566	EUR	7,321	JPMorgan Chase Bank N.A.	12/20/17	(157)
USD	37,912	EUR	32,435	JPMorgan Chase Bank N.A.	12/20/17	(735)
USD	11,836,420	EUR	10,145,996	JPMorgan Chase Bank N.A.	12/20/17	(252,772)
USD	32,322	EUR	27,779	JPMorgan Chase Bank N.A.	12/20/17	(777)
USD	3,885	EUR	3,339	JPMorgan Chase Bank N.A.	12/20/17	(93)
USD	8,049	EUR	6,935	JPMorgan Chase Bank N.A.	12/20/17	(214)
USD	6,439	EUR	5,548	JPMorgan Chase Bank N.A.	12/20/17	(172)
USD	5,952	EUR	5,126	JPMorgan Chase Bank N.A.	12/20/17	(156)
USD	135,298	EUR	116,518	JPMorgan Chase Bank N.A.	12/20/17	(3,536)
USD	51,726	EUR	44,546	JPMorgan Chase Bank N.A.	12/20/17	(1,352)
USD	8,322	EUR	7,167	JPMorgan Chase Bank N.A.	12/20/17	(217)
USD	116,865	EUR	100,096	JPMorgan Chase Bank N.A.	12/20/17	(2,402)
USD	297,844	EUR	255,106	JPMorgan Chase Bank N.A.	12/20/17	(6,121)
USD	19,415	EUR	16,490	JPMorgan Chase Bank N.A.	12/20/17	(233)
USD	14,176	EUR	12,040	JPMorgan Chase Bank N.A.	12/20/17	(170)
USD	35,826	EUR	30,336	JPMorgan Chase Bank N.A.	12/20/17	(320)
USD	133,051	EUR	112,849	JPMorgan Chase Bank N.A.	12/20/17	(1,411)
USD	119,894	EUR	100,760	JPMorgan Chase Bank N.A.	12/20/17	(164)
USD	204,395	EUR	171,464	JPMorgan Chase Bank N.A.	12/20/17	92
USD	394,105	EUR	326,620	JPMorgan Chase Bank N.A.	12/20/17	4,930
USD	62,865	EUR	53,298	UBS AG	12/29/17	(686)
USD	5,386	EUR	4,564	UBS AG	12/29/17	(56)
USD	38,969	EUR	33,022	UBS AG	12/29/17	(406)
USD	71,154	EUR	60,032	UBS AG	12/29/17	(427)
USD	5,366	EUR	4,613	UBS AG	12/29/17	(135)
USD	47,007	EUR	40,356	UBS AG	12/29/17	(1,113)
USD	76,239	EUR	65,687	UBS AG	12/29/17	(2,084)
USD	103,987	EUR	87,432	UBS AG	12/29/17	(266)
USD	2,475,076	EUR	2,088,196	UBS AG	12/29/17	(14,844)
USD	306,050	EUR	258,212	UBS AG	12/29/17	(1,836)
USD	1,371,033	EUR	1,156,726	UBS AG	12/29/17	(8,223)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	39,465	EUR	33,327	UBS AG	12/29/17	$(273)
GBP	429,165	USD	564,468	Credit Suisse AG	12/20/17	16,293
GBP	42,558	USD	56,376	Credit Suisse AG	12/20/17	1,215
GBP	102,962	USD	136,393	Credit Suisse AG	12/20/17	2,939
GBP	5,162	USD	6,824	Credit Suisse AG	12/20/17	161
GBP	8,885	USD	11,745	Credit Suisse AG	12/20/17	279
GBP	20,432	USD	27,162	Credit Suisse AG	12/20/17	488
GBP	14,972	USD	20,300	Credit Suisse AG	12/20/17	(40)
GBP	3,405	USD	4,617	Credit Suisse AG	12/20/17	(9)
GBP	7,497	USD	10,170	Credit Suisse AG	12/20/17	(25)
GBP	5,020	USD	6,800	Credit Suisse AG	12/20/17	(7)
GBP	2,589	USD	3,507	Credit Suisse AG	12/20/17	(4)
GBP	9,974	USD	13,564	Credit Suisse AG	12/20/17	(67)
GBP	94,197	USD	127,076	Credit Suisse AG	12/20/17	394
GBP	23,623	USD	31,869	Credit Suisse AG	12/20/17	99
GBP	75,681	USD	101,725	Credit Suisse AG	12/20/17	690
GBP	64,532	USD	86,738	Credit Suisse AG	12/20/17	588
GBP	6,668	USD	8,966	Credit Suisse AG	12/20/17	57
GBP	72,078	USD	96,920	Credit Suisse AG	12/20/17	619
GBP	11,535	USD	15,156	Credit Suisse AG	12/20/17	455
GBP	39,850	USD	52,356	Credit Suisse AG	12/20/17	1,570
GBP	2,110	USD	2,779	Credit Suisse AG	12/20/17	77
GBP	4,734	USD	6,260	Credit Suisse AG	12/20/17	146
GBP	4,891	USD	6,467	Credit Suisse AG	12/20/17	151
GBP	4,880	USD	6,426	Credit Suisse AG	12/20/17	178
GBP	34,867	USD	46,477	Credit Suisse AG	12/20/17	706
GBP	3,764	USD	5,008	Credit Suisse AG	12/20/17	86
GBP	9,748	USD	12,969	Credit Suisse AG	12/20/17	223
GBP	14,710	USD	19,429	Credit Suisse AG	12/20/17	477
GBP	2,050	USD	2,703	Credit Suisse AG	12/20/17	71
GBP	29,139	USD	38,542	Credit Suisse AG	12/20/17	890
GBP	30,400	USD	39,970	Credit Suisse AG	12/20/17	1,168
GBP	1,698	USD	2,233	Credit Suisse AG	12/20/17	65
GBP	3,173	USD	4,159	Credit Suisse AG	12/20/17	135
GBP	11,289	USD	14,916	Credit Suisse AG	12/20/17	360
GBP	15,096	USD	20,075	Credit Suisse AG	12/20/17	354
GBP	22,505	USD	29,868	Credit Suisse AG	12/20/17	586
GBP	54,547	USD	71,577	Credit Suisse AG	12/20/17	2,238
GBP	4,061	USD	5,331	Credit Suisse AG	12/20/17	164
GBP	4,891	USD	6,421	Credit Suisse AG	12/20/17	198
GBP	4,876	USD	6,427	Credit Suisse AG	12/20/17	171
GBP	6,877	USD	9,068	Credit Suisse AG	12/20/17	238
GBP	10,315	USD	13,602	Credit Suisse AG	12/20/17	357
GBP	6,917	USD	9,162	Credit Suisse AG	12/20/17	198
GBP	14,303	USD	19,369	Credit Suisse AG	12/20/17	(14)
GBP	14,906	USD	19,641	Morgan Stanley	12/29/17	540
GBP	21,133	USD	27,958	Morgan Stanley	12/29/17	652
USD	19,471	GBP	14,629	Credit Suisse AG	12/20/17	(325)
USD	8,204	GBP	6,164	Credit Suisse AG	12/20/17	(137)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,513	GBP	4,940	Credit Suisse AG	12/20/17	$(172)
USD	140,611	GBP	106,243	Credit Suisse AG	12/20/17	(3,161)
USD	6,506	GBP	4,875	Credit Suisse AG	12/20/17	(91)
USD	3,924	GBP	2,940	Credit Suisse AG	12/20/17	(55)
USD	12,960	GBP	9,810	Credit Suisse AG	12/20/17	(315)
USD	19,481	GBP	14,763	Credit Suisse AG	12/20/17	(496)
USD	4,469	GBP	3,400	Credit Suisse AG	12/20/17	(132)
USD	12,918	GBP	9,797	Credit Suisse AG	12/20/17	(340)
USD	12,974	GBP	9,825	Credit Suisse AG	12/20/17	(322)
USD	9,508	GBP	7,200	Credit Suisse AG	12/20/17	(236)
USD	6,816	GBP	5,123	Credit Suisse AG	12/20/17	(117)
USD	67,976	GBP	51,213	Credit Suisse AG	12/20/17	(1,328)
USD	5,664	GBP	4,324	Credit Suisse AG	12/20/17	(187)
USD	12,939	GBP	9,877	Credit Suisse AG	12/20/17	(427)
USD	12,989	GBP	9,866	Credit Suisse AG	12/20/17	(362)
USD	12,945	GBP	9,799	Credit Suisse AG	12/20/17	(316)
USD	5,688	GBP	4,306	Credit Suisse AG	12/20/17	(139)
USD	2,768	GBP	2,100	Credit Suisse AG	12/20/17	(74)
USD	27,717	GBP	20,994	Credit Suisse AG	12/20/17	(693)
USD	16,688	GBP	12,650	Credit Suisse AG	12/20/17	(430)
USD	2,667,713	GBP	2,028,263	Credit Suisse AG	12/20/17	(77,000)
USD	27,555	GBP	20,837	Credit Suisse AG	12/20/17	(643)
USD	30,279	GBP	22,897	Credit Suisse AG	12/20/17	(706)
USD	14,300	GBP	10,817	Credit Suisse AG	12/20/17	(338)
USD	4,217	GBP	3,172	Credit Suisse AG	12/20/17	(76)
USD	20,645	GBP	15,419	Credit Suisse AG	12/20/17	(221)
USD	6,902	GBP	5,141	Credit Suisse AG	12/20/17	(56)
USD	4,601	GBP	3,427	Credit Suisse AG	12/20/17	(37)
USD	1,117,284	GBP	826,932	Credit Suisse AG	12/20/17	(1,748)
USD	450,692	GBP	333,569	Credit Suisse AG	12/20/17	(705)
USD	6,953	GBP	5,130	Credit Suisse AG	12/20/17	10
USD	13,628	GBP	10,046	Credit Suisse AG	12/20/17	33
USD	4,595	GBP	3,379	Credit Suisse AG	12/20/17	22
USD	23,626	GBP	17,376	Credit Suisse AG	12/20/17	112
USD	2,779	GBP	2,044	Credit Suisse AG	12/20/17	13
USD	90,686	GBP	67,068	Credit Suisse AG	12/20/17	(73)
USD	2,761	GBP	2,050	Credit Suisse AG	12/20/17	(13)
USD	6,902	GBP	5,125	Credit Suisse AG	12/20/17	(33)
USD	8,243	GBP	6,139	Credit Suisse AG	12/20/17	(64)
USD	50,391	GBP	37,841	Credit Suisse AG	12/20/17	(817)
USD	128,349	GBP	96,383	Credit Suisse AG	12/20/17	(2,080)
USD	6,796	GBP	5,119	Credit Suisse AG	12/20/17	(132)
USD	10,874	GBP	8,191	Credit Suisse AG	12/20/17	(210)
USD	16,400	GBP	12,341	Morgan Stanley	12/29/17	(308)
USD	21,146	GBP	16,161	Morgan Stanley	12/29/17	(734)
USD	635,904	GBP	470,793	Morgan Stanley	12/29/17	(1,472)
HKD	68,581	USD	8,801	Credit Suisse AG	12/20/17	(18)
HUF	4,231,016	USD	16,684	JPMorgan Chase Bank N.A.	12/20/17	(583)
USD	76,640	HUF	20,440,346	JPMorgan Chase Bank N.A.	12/20/17	(1,147)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	191,359	HUF	51,036,275	JPMorgan Chase Bank N.A.	12/20/17	$(2,864)
USD	37,513	HUF	9,513,092	JPMorgan Chase Bank N.A.	12/20/17	1,311
USD	2,582	HUF	681,480	JPMorgan Chase Bank N.A.	12/20/17	(11)
USD	76,013	HUF	20,099,397	JPMorgan Chase Bank N.A.	12/20/17	(477)
USD	193,510	HUF	51,167,782	JPMorgan Chase Bank N.A.	12/20/17	(1,213)
IDR	1,746,753,636	USD	128,438	Goldman Sachs & Co.	12/20/17	262
IDR	4,370,331,661	USD	321,348	Goldman Sachs & Co.	12/20/17	656
IDR	1,743,281,946	USD	128,362	Goldman Sachs & Co.	12/20/17	82
IDR	4,344,711,559	USD	319,911	Goldman Sachs & Co.	12/20/17	205
IDR	4,344,711,558	USD	319,911	Goldman Sachs & Co.	12/20/17	205
IDR	1,743,281,946	USD	128,362	Goldman Sachs & Co.	12/20/17	82
ILS	236,002	USD	67,224	Goldman Sachs & Co.	12/20/17	337
USD	5,005	ILS	17,520	Goldman Sachs & Co.	12/20/17	(10)
INR	168,168	USD	2,558	Goldman Sachs & Co.	12/20/17	41
INR	822,207	USD	12,722	Goldman Sachs & Co.	12/20/17	(16)
USD	203,015	INR	13,104,621	Goldman Sachs & Co.	12/20/17	510
USD	81,761	INR	5,277,683	Goldman Sachs & Co.	12/20/17	205
JPY	735,605	USD	6,473	Credit Suisse AG	12/20/17	68
JPY	9,952,200	USD	87,580	Credit Suisse AG	12/20/17	926
JPY	137,621,209	USD	1,208,173	Credit Suisse AG	12/20/17	15,713
JPY	889,130	USD	7,826	Credit Suisse AG	12/20/17	82
JPY	1,460,489	USD	12,907	Credit Suisse AG	12/20/17	81
JPY	2,494,915	USD	22,049	Credit Suisse AG	12/20/17	139
JPY	29,185,685	USD	257,206	Credit Suisse AG	12/20/17	2,347
JPY	71,914,368	USD	633,762	Credit Suisse AG	12/20/17	5,783
JPY	728,594	USD	6,430	Credit Suisse AG	12/20/17	50
JPY	22,851,974	USD	202,553	Credit Suisse AG	12/20/17	674
JPY	38,797,921	USD	343,892	Credit Suisse AG	12/20/17	1,144
JPY	10,739,312	USD	95,115	Credit Suisse AG	12/20/17	391
JPY	3,477,955	USD	30,803	Credit Suisse AG	12/20/17	127
JPY	36,952,521	USD	329,855	Credit Suisse AG	12/20/17	(1,231)
JPY	23,493,894	USD	210,894	Credit Suisse AG	12/20/17	(1,959)
JPY	3,253,244	USD	29,094	Credit Suisse AG	12/20/17	(162)
JPY	2,089,883	USD	18,535	Credit Suisse AG	12/29/17	62
JPY	1,779,573	USD	15,783	Credit Suisse AG	12/29/17	52
USD	8,651,036	JPY	985,426,562	Credit Suisse AG	12/20/17	(112,510)
USD	6,140	JPY	697,845	Credit Suisse AG	12/20/17	(66)
USD	3,070	JPY	348,922	Credit Suisse AG	12/20/17	(33)
USD	25,940	JPY	2,941,392	Credit Suisse AG	12/20/17	(218)
USD	12,946	JPY	1,467,971	Credit Suisse AG	12/20/17	(109)
USD	18,988	JPY	2,153,136	Credit Suisse AG	12/20/17	(160)
USD	15,301	JPY	1,733,937	Credit Suisse AG	12/20/17	(119)
USD	12,884	JPY	1,455,390	Credit Suisse AG	12/20/17	(59)
USD	46,954	JPY	5,303,950	Credit Suisse AG	12/20/17	(215)
USD	47,500	JPY	5,352,898	Credit Suisse AG	12/20/17	(104)
USD	19,077	JPY	2,153,918	Credit Suisse AG	12/20/17	(78)
USD	3,302	JPY	370,912	Credit Suisse AG	12/20/17	3
USD	13,294	JPY	1,493,233	Credit Suisse AG	12/29/17	7
USD	30,163	JPY	3,378,670	Credit Suisse AG	12/29/17	97

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	37,561	JPY	4,199,647	Credit Suisse AG	12/29/17	$190
USD	18,410	JPY	2,061,455	Credit Suisse AG	12/29/17	66
USD	24,769	JPY	2,774,047	Credit Suisse AG	12/29/17	84
USD	17,371	JPY	1,973,660	Credit Suisse AG	12/29/17	(192)
USD	25,491	JPY	2,902,369	Credit Suisse AG	12/29/17	(336)
USD	16,991	JPY	1,934,542	Credit Suisse AG	12/29/17	(224)
USD	520,548	JPY	57,867,488	Credit Suisse AG	12/29/17	5,608
USD	411,825	JPY	45,781,133	Credit Suisse AG	12/29/17	4,436
KRW	562,929,543	USD	498,808	Morgan Stanley	12/21/17	18,753
KRW	14,835,605	USD	12,964	Morgan Stanley	12/21/17	676
KRW	88,793,406	USD	77,462	Morgan Stanley	12/21/17	4,175
KRW	221,887,959	USD	193,572	Morgan Stanley	12/21/17	10,433
KRW	36,521,000	USD	32,279	Morgan Stanley	12/21/17	1,298
KRW	5,221,125	USD	4,689	Morgan Stanley	12/21/17	112
KRW	14,365,368	USD	12,901	Morgan Stanley	12/21/17	307
KRW	18,614,117	USD	17,134	Morgan Stanley	12/21/17	(20)
USD	10,187	KRW	11,383,155	Morgan Stanley	12/21/17	(279)
USD	32,524	KRW	36,342,645	Morgan Stanley	12/21/17	(889)
USD	32,307	KRW	35,995,018	Morgan Stanley	12/21/17	(787)
USD	4,827	KRW	5,378,092	Morgan Stanley	12/21/17	(118)
USD	8,107	KRW	8,843,539	Morgan Stanley	12/21/17	(24)
USD	265,978	KRW	300,169,729	Morgan Stanley	12/21/17	(10,000)
USD	10,056	KRW	11,347,719	Morgan Stanley	12/21/17	(377)
USD	17,428	KRW	19,775,438	Morgan Stanley	12/21/17	(754)
USD	25,089	KRW	28,712,339	Morgan Stanley	12/21/17	(1,309)
MXN	104,074	USD	5,433	JPMorgan Chase Bank N.A.	12/20/17	136
USD	231,908	MXN	4,337,756	JPMorgan Chase Bank N.A.	12/20/17	(199)
USD	94,430	MXN	1,766,272	JPMorgan Chase Bank N.A.	12/20/17	(81)
USD	232,932	MXN	4,338,186	JPMorgan Chase Bank N.A.	12/20/17	801
USD	94,846	MXN	1,766,447	JPMorgan Chase Bank N.A.	12/20/17	326
USD	82,280	MXN	1,532,966	JPMorgan Chase Bank N.A.	12/20/17	253
USD	34,167	MXN	636,571	JPMorgan Chase Bank N.A.	12/20/17	105
USD	55,816	MXN	1,039,015	JPMorgan Chase Bank N.A.	12/20/17	220
USD	139,540	MXN	2,597,539	JPMorgan Chase Bank N.A.	12/20/17	550
USD	66,475	MXN	1,195,331	JPMorgan Chase Bank N.A.	12/20/17	2,515
USD	297,905	MXN	5,356,813	JPMorgan Chase Bank N.A.	12/20/17	11,270
USD	3,377	MXN	60,877	JPMorgan Chase Bank N.A.	12/20/17	120
USD	6,343	MXN	114,935	JPMorgan Chase Bank N.A.	12/20/17	193
USD	6,677	MXN	120,987	JPMorgan Chase Bank N.A.	12/20/17	203
MYR	2,406,734	USD	574,262	Goldman Sachs & Co.	12/20/17	14,073
MYR	5,151,481	USD	1,229,177	Goldman Sachs & Co.	12/20/17	30,123
MYR	28,351	USD	6,762	Goldman Sachs & Co.	12/20/17	169
MYR	27,260	USD	6,463	Goldman Sachs & Co.	12/20/17	201
MYR	22,259	USD	5,267	Goldman Sachs & Co.	12/20/17	175
USD	3,764	MYR	15,928	Goldman Sachs & Co.	12/20/17	(130)
USD	19,230	MYR	80,652	Goldman Sachs & Co.	12/20/17	(485)
USD	4,645	MYR	19,481	Goldman Sachs & Co.	12/20/17	(117)
USD	7,710	MYR	32,096	Goldman Sachs & Co.	12/20/17	(136)
USD	38,239	MYR	156,416	Goldman Sachs & Co.	12/20/17	2

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,790	MYR	171,481	Goldman Sachs & Co.	12/20/17	$(1,129)
USD	11,767	MYR	49,469	Goldman Sachs & Co.	12/20/17	(326)
USD	4,420	MYR	18,517	Goldman Sachs & Co.	12/20/17	(107)
USD	3,711	MYR	15,517	Goldman Sachs & Co.	12/20/17	(82)
USD	6,795	MYR	28,408	Goldman Sachs & Co.	12/20/17	(150)
USD	6,762	MYR	28,386	Goldman Sachs & Co.	12/20/17	(177)
USD	23,589	MYR	98,697	Goldman Sachs & Co.	12/20/17	(538)
USD	58,483	MYR	244,699	Goldman Sachs & Co.	12/20/17	(1,335)
USD	3,604	MYR	15,221	Goldman Sachs & Co.	12/20/17	(117)
NOK	163,156	USD	20,838	JPMorgan Chase Bank N.A.	12/20/17	(1,216)
NOK	60,345	USD	7,707	JPMorgan Chase Bank N.A.	12/20/17	(450)
NOK	31,505,637	USD	4,024,557	JPMorgan Chase Bank N.A.	12/20/17	(235,507)
NOK	9,248,839	USD	1,181,455	JPMorgan Chase Bank N.A.	12/20/17	(69,136)
NOK	106,441	USD	13,650	JPMorgan Chase Bank N.A.	12/20/17	(848)
NOK	44,680	USD	5,730	JPMorgan Chase Bank N.A.	12/20/17	(356)
NOK	52,468	USD	6,361	JPMorgan Chase Bank N.A.	12/20/17	(51)
NOK	659,457	USD	80,323	JPMorgan Chase Bank N.A.	12/20/17	(1,013)
NOK	1,582,479	USD	192,748	JPMorgan Chase Bank N.A.	12/20/17	(2,430)
NOK	195,579	USD	24,006	JPMorgan Chase Bank N.A.	12/29/17	(475)
USD	3,895,117	NOK	30,099,291	JPMorgan Chase Bank N.A.	12/20/17	275,203
USD	1,089,454	NOK	8,418,692	JPMorgan Chase Bank N.A.	12/20/17	76,974
USD	6,824	NOK	52,756	JPMorgan Chase Bank N.A.	12/20/17	479
USD	5,320	NOK	41,130	JPMorgan Chase Bank N.A.	12/20/17	373
USD	70,843	NOK	558,609	JPMorgan Chase Bank N.A.	12/20/17	3,661
USD	4,570	NOK	35,618	JPMorgan Chase Bank N.A.	12/20/17	286
USD	6,486	NOK	50,553	JPMorgan Chase Bank N.A.	12/20/17	406
USD	16,808	NOK	133,390	JPMorgan Chase Bank N.A.	12/29/17	760
USD	31,203	NOK	249,291	JPMorgan Chase Bank N.A.	12/29/17	1,211
USD	30,098	NOK	240,783	JPMorgan Chase Bank N.A.	12/29/17	1,129
USD	11,285	NOK	89,845	JPMorgan Chase Bank N.A.	12/29/17	476
USD	13,327	NOK	105,704	JPMorgan Chase Bank N.A.	12/29/17	610
USD	27,667	NOK	219,058	JPMorgan Chase Bank N.A.	12/29/17	1,312
USD	13,366	NOK	105,368	JPMorgan Chase Bank N.A.	12/29/17	689
USD	12,277	NOK	96,686	JPMorgan Chase Bank N.A.	12/29/17	645
USD	30,948	NOK	243,703	JPMorgan Chase Bank N.A.	12/29/17	1,628
USD	36,354	NOK	288,571	JPMorgan Chase Bank N.A.	12/29/17	1,635
USD	15,726	NOK	124,932	JPMorgan Chase Bank N.A.	12/29/17	695
USD	23,797	NOK	189,120	JPMorgan Chase Bank N.A.	12/29/17	1,044
USD	14,942	NOK	119,257	JPMorgan Chase Bank N.A.	12/29/17	594
USD	15,816	NOK	128,838	JPMorgan Chase Bank N.A.	12/29/17	315
USD	14,453	NOK	117,499	JPMorgan Chase Bank N.A.	12/29/17	317
USD	14,797	NOK	120,551	JPMorgan Chase Bank N.A.	12/29/17	293
USD	30,450	NOK	240,057	JPMorgan Chase Bank N.A.	12/29/17	1,568
USD	15,726	NOK	123,687	JPMorgan Chase Bank N.A.	12/29/17	845
USD	21,739	NOK	170,368	JPMorgan Chase Bank N.A.	12/29/17	1,242
USD	23,961	NOK	187,417	JPMorgan Chase Bank N.A.	12/29/17	1,412
USD	23,006	NOK	179,230	JPMorgan Chase Bank N.A.	12/29/17	1,443
USD	17,366	NOK	135,208	JPMorgan Chase Bank N.A.	12/29/17	1,099
USD	15,397	NOK	120,146	JPMorgan Chase Bank N.A.	12/29/17	942

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,864	NOK	92,339	JPMorgan Chase Bank N.A.	12/29/17	$754
USD	9,506	NOK	74,216	JPMorgan Chase Bank N.A.	12/29/17	577
USD	28,141	NOK	221,598	JPMorgan Chase Bank N.A.	12/29/17	1,480
USD	13,918	NOK	110,314	JPMorgan Chase Bank N.A.	12/29/17	646
USD	24,416	NOK	193,454	JPMorgan Chase Bank N.A.	12/29/17	1,141
USD	24,821	NOK	197,449	JPMorgan Chase Bank N.A.	12/29/17	1,066
USD	54,120	NOK	431,896	JPMorgan Chase Bank N.A.	12/29/17	2,157
NZD	18,405	USD	13,448	JPMorgan Chase Bank N.A.	12/20/17	(871)
NZD	11,950	USD	8,732	JPMorgan Chase Bank N.A.	12/20/17	(566)
NZD	183,824	USD	126,180	JPMorgan Chase Bank N.A.	12/20/17	(567)
NZD	70,991	USD	48,730	JPMorgan Chase Bank N.A.	12/20/17	(219)
USD	21,520	NZD	31,468	JPMorgan Chase Bank N.A.	12/20/17	17
USD	50,213	NZD	73,425	JPMorgan Chase Bank N.A.	12/20/17	39
USD	245,954	NZD	340,973	JPMorgan Chase Bank N.A.	12/20/17	12,956
USD	513,539	NZD	711,934	JPMorgan Chase Bank N.A.	12/20/17	27,051
USD	13,677	NZD	18,869	JPMorgan Chase Bank N.A.	12/20/17	784
USD	9,455	NZD	13,044	JPMorgan Chase Bank N.A.	12/20/17	542
USD	18,815	NZD	26,169	JPMorgan Chase Bank N.A.	12/20/17	933
PEN	662,473	USD	203,700	Morgan Stanley	12/20/17	1,076
PEN	266,801	USD	82,037	Morgan Stanley	12/20/17	433
USD	5,104	PEN	16,727	Morgan Stanley	12/20/17	(66)
USD	6,435	PEN	21,088	Morgan Stanley	12/20/17	(83)
USD	76,455	PEN	251,040	Morgan Stanley	12/20/17	(1,144)
USD	192,602	PEN	632,410	Morgan Stanley	12/20/17	(2,881)
PHP	21,145,040	USD	412,828	Goldman Sachs & Co.	12/20/17	6,670
PHP	53,484,242	USD	1,044,206	Goldman Sachs & Co.	12/20/17	16,871
PHP	130,717	USD	2,521	Goldman Sachs & Co.	12/20/17	73
PHP	665,625	USD	12,859	Goldman Sachs & Co.	12/20/17	347
PHP	264,383	USD	5,107	Goldman Sachs & Co.	12/20/17	138
PHP	333,562	USD	6,441	Goldman Sachs & Co.	12/20/17	176
USD	331,673	PHP	17,215,502	Goldman Sachs & Co.	12/20/17	(9,866)
USD	128,191	PHP	6,653,738	Goldman Sachs & Co.	12/20/17	(3,813)
USD	6,394	PHP	328,427	Goldman Sachs & Co.	12/20/17	(122)
USD	5,142	PHP	260,255	Goldman Sachs & Co.	12/20/17	(21)
USD	20,267	PHP	1,039,994	Goldman Sachs & Co.	12/20/17	(366)
USD	5,361	PHP	275,871	Goldman Sachs & Co.	12/20/17	(112)
USD	57,924	PHP	2,957,025	Goldman Sachs & Co.	12/20/17	(740)
USD	20,600	PHP	1,051,636	Goldman Sachs & Co.	12/20/17	(263)
USD	5,104	PHP	261,030	Goldman Sachs & Co.	12/20/17	(74)
PLN	88,452	USD	24,736	Goldman Sachs & Co.	12/20/17	328
PLN	132,678	USD	37,104	Goldman Sachs & Co.	12/20/17	492
PLN	287,462	USD	78,843	Goldman Sachs & Co.	12/20/17	2,613
PLN	713,349	USD	195,653	Goldman Sachs & Co.	12/20/17	6,484
USD	75,210	PLN	271,695	Goldman Sachs & Co.	12/20/17	(1,779)
USD	193,158	PLN	697,784	Goldman Sachs & Co.	12/20/17	(4,568)
USD	6,703	PLN	24,317	Goldman Sachs & Co.	12/20/17	(188)
USD	157,159	PLN	556,269	Goldman Sachs & Co.	12/20/17	(468)
USD	3,130	PLN	11,080	Goldman Sachs & Co.	12/20/17	(9)
USD	6,470	PLN	23,310	Goldman Sachs & Co.	12/20/17	(135)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	7,857,402	USD	136,000	Morgan Stanley	12/20/17	$(1,809)
RUB	6,744,779	USD	116,742	Morgan Stanley	12/20/17	(1,553)
RUB	224,213	USD	3,848	Morgan Stanley	12/20/17	(19)
USD	6,691	RUB	390,906	Morgan Stanley	12/20/17	15
USD	51,157	RUB	2,999,538	Morgan Stanley	12/20/17	(70)
USD	133,127	RUB	7,805,745	Morgan Stanley	12/20/17	(183)
SEK	748,236	USD	94,890	JPMorgan Chase Bank N.A.	12/20/17	(5,390)
SEK	103,318	USD	12,926	JPMorgan Chase Bank N.A.	12/20/17	(567)
SEK	29,120	USD	3,638	JPMorgan Chase Bank N.A.	12/20/17	(154)
SEK	69,888	USD	8,730	JPMorgan Chase Bank N.A.	12/20/17	(371)
SEK	999,341	USD	122,889	JPMorgan Chase Bank N.A.	12/20/17	(3,353)
SEK	415,110	USD	51,046	JPMorgan Chase Bank N.A.	12/20/17	(1,393)
SEK	51,914	USD	6,435	JPMorgan Chase Bank N.A.	12/20/17	(226)
SEK	107,133	USD	12,831	JPMorgan Chase Bank N.A.	12/20/17	(17)
SEK	2,417,702	USD	289,976	JPMorgan Chase Bank N.A.	12/20/17	(785)
SEK	985,256	USD	118,171	JPMorgan Chase Bank N.A.	12/20/17	(320)
SEK	905,225	USD	107,661	JPMorgan Chase Bank N.A.	12/20/17	617
USD	8,667	SEK	69,533	JPMorgan Chase Bank N.A.	12/20/17	350
USD	129,668	SEK	1,082,380	JPMorgan Chase Bank N.A.	12/20/17	200
USD	51,962	SEK	433,745	JPMorgan Chase Bank N.A.	12/20/17	80
USD	7,028	SEK	58,640	JPMorgan Chase Bank N.A.	12/20/17	13
USD	8,433	SEK	70,368	JPMorgan Chase Bank N.A.	12/20/17	16
USD	6,468	SEK	54,121	JPMorgan Chase Bank N.A.	12/20/17	(5)
USD	204,125	SEK	1,614,631	JPMorgan Chase Bank N.A.	12/20/17	10,992
USD	81,582	SEK	645,315	JPMorgan Chase Bank N.A.	12/20/17	4,393
USD	176,879	SEK	1,394,744	JPMorgan Chase Bank N.A.	12/20/17	10,048
USD	5,999	SEK	47,951	JPMorgan Chase Bank N.A.	12/20/17	263
USD	4,626	SEK	37,601	JPMorgan Chase Bank N.A.	12/20/17	128
SGD	39,415	USD	29,381	JPMorgan Chase Bank N.A.	12/20/17	(153)
SGD	4,352	USD	3,194	JPMorgan Chase Bank N.A.	12/20/17	34
USD	161,850	SGD	217,122	JPMorgan Chase Bank N.A.	12/20/17	841
USD	59,961	SGD	80,657	JPMorgan Chase Bank N.A.	12/20/17	149
USD	15,990	SGD	21,508	JPMorgan Chase Bank N.A.	12/20/17	40
USD	6,438	SGD	8,689	JPMorgan Chase Bank N.A.	12/20/17	(5)
USD	3,577	SGD	4,853	JPMorgan Chase Bank N.A.	12/20/17	(22)
THB	448,330	USD	13,549	Goldman Sachs & Co.	12/20/17	194
THB	855,930	USD	25,867	Goldman Sachs & Co.	12/20/17	371
THB	824,101	USD	24,920	Goldman Sachs & Co.	12/20/17	342
THB	3,642,185	USD	110,136	Goldman Sachs & Co.	12/20/17	1,513
THB	329,467	USD	9,859	Goldman Sachs & Co.	12/20/17	240
THB	642,321	USD	19,407	Goldman Sachs & Co.	12/20/17	283
THB	88,954	USD	2,688	Goldman Sachs & Co.	12/20/17	39
THB	455,236	USD	13,663	Goldman Sachs & Co.	12/20/17	292
THB	636,319	USD	19,248	Goldman Sachs & Co.	12/20/17	258
THB	1,456,663	USD	44,620	Goldman Sachs & Co.	12/20/17	33
THB	315,548	USD	9,666	Goldman Sachs & Co.	12/20/17	7
USD	6,481	THB	215,553	Goldman Sachs & Co.	12/20/17	(127)
USD	9,850	THB	325,862	Goldman Sachs & Co.	12/20/17	(139)
USD	998,671	THB	33,031,031	Goldman Sachs & Co.	12/20/17	(13,869)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,604,614	THB	86,147,604	Goldman Sachs & Co.	12/20/17	$(36,170)
USD	6,556	THB	218,437	Goldman Sachs & Co.	12/20/17	(140)
USD	12,940	THB	431,144	Goldman Sachs & Co.	12/20/17	(276)
TRY	94,109	USD	26,761	Goldman Sachs & Co.	12/20/17	(2,866)
TRY	233,675	USD	66,449	Goldman Sachs & Co.	12/20/17	(7,116)
TRY	460,165	USD	125,938	Goldman Sachs & Co.	12/20/17	(9,096)
TRY	182,666	USD	49,992	Goldman Sachs & Co.	12/20/17	(3,611)
TRY	23,583	USD	6,323	Goldman Sachs & Co.	12/20/17	(335)
TRY	295,252	USD	77,998	Goldman Sachs & Co.	12/20/17	(3,029)
TRY	732,086	USD	193,397	Goldman Sachs & Co.	12/20/17	(7,510)
USD	74,155	TRY	286,014	Goldman Sachs & Co.	12/20/17	1,532
USD	187,906	TRY	724,755	Goldman Sachs & Co.	12/20/17	3,881
USD	187,532	TRY	724,754	Goldman Sachs & Co.	12/20/17	3,506
USD	74,007	TRY	286,013	Goldman Sachs & Co.	12/20/17	1,384
TWD	4,663,966	USD	153,703	JPMorgan Chase Bank N.A.	12/20/17	1,830
TWD	11,749,300	USD	387,203	JPMorgan Chase Bank N.A.	12/20/17	4,610
USD	77,098	TWD	2,339,920	JPMorgan Chase Bank N.A.	12/20/17	(933)
USD	193,148	TWD	5,862,055	JPMorgan Chase Bank N.A.	12/20/17	(2,338)
ZAR	632,068	USD	47,867	Goldman Sachs & Co.	12/20/17	(1,900)
ZAR	1,557,742	USD	117,969	Goldman Sachs & Co.	12/20/17	(4,683)
ZAR	87,770	USD	6,357	Goldman Sachs & Co.	12/20/17	26
ZAR	41,387	USD	2,998	Goldman Sachs & Co.	12/20/17	12
ZAR	2,731,371	USD	196,744	Goldman Sachs & Co.	12/20/17	1,893
ZAR	1,044,865	USD	75,263	Goldman Sachs & Co.	12/20/17	724
ZAR	185,456	USD	12,782	Goldman Sachs & Co.	12/20/17	705
USD	74,618	ZAR	1,050,156	Goldman Sachs & Co.	12/20/17	(1,754)
USD	188,604	ZAR	2,654,371	Goldman Sachs & Co.	12/20/17	(4,433)
USD	177,994	ZAR	2,543,798	Goldman Sachs & Co.	12/20/17	(7,002)
USD	72,358	ZAR	1,034,109	Goldman Sachs & Co.	12/20/17	(2,846)
USD	12,827	ZAR	181,953	Goldman Sachs & Co.	12/20/17	(405)
USD	116,407	ZAR	1,672,414	Goldman Sachs & Co.	12/20/17	(5,218)
USD	271,616	ZAR	3,902,300	Goldman Sachs & Co.	12/20/17	(12,176)
USD	38,425	ZAR	555,710	Goldman Sachs & Co.	12/20/17	(1,988)
USD	89,685	ZAR	1,297,027	Goldman Sachs & Co.	12/20/17	(4,641)
USD	390,432	ZAR	5,661,268	Goldman Sachs & Co.	12/20/17	(21,279)
USD	153,111	ZAR	2,220,105	Goldman Sachs & Co.	12/20/17	(8,345)
USD	91,031	ZAR	1,245,215	Goldman Sachs & Co.	12/20/17	473
USD	302,689	ZAR	3,942,132	Goldman Sachs & Co.	12/20/17	16,000
USD	71,966	ZAR	937,258	Goldman Sachs & Co.	12/20/17	3,804
						$142,856

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-OAT 10-Year Bonds	5	March 2018	EUR	500,000	$931,430	$(1,020)
Euro-Schatz 2-Year Bonds	20	March 2018	EUR	2,000,000	2,667,349	(1,106)
Korean Treasury 10-Year Bonds	10	December 2017	KRW	1,000,000,000	1,122,261	(19,407)
U.S. Treasury 10-Year Notes	54	March 2018	USD	5,400,000	6,698,531	(39,778)
U.S. Treasury 10-Year Ultra Notes	4	March 2018	USD	400,000	532,687	(3,976)
U.S. Treasury 2-Year Notes	20	March 2018	USD	4,000,000	4,288,125	(2,838)
U.S. Treasury 5-Year Notes	127	March 2018	USD	12,700,000	14,775,656	(42,027)
U.S. Treasury Long Bonds	8	March 2018	USD	800,000	1,213,750	(11,956)
U.S. Treasury Ultra Bonds	3	March 2018	USD	300,000	494,625	(5,936)
					$32,724,414	$(128,044)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	30	March 2018	EUR	3,000,000	$4,718,030	$9,232
Euro-Bund 10-Year Bonds	7	March 2018	EUR	700,000	1,353,159	3,427
U.K. Gilt 10-Year Bonds	16	March 2018	GBP	1,600,000	2,674,507	15,122
U.S. Treasury 10-Year Ultra Notes	26	March 2018	USD	2,600,000	3,462,468	25,540
					$12,208,164	$53,321

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$7,255,000	$568,503	$77,450	$645,953

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A. / Mexico Government International Bond	Buy	(1.00)%	12/20/22	$500,000	$1,645	$(2,198)	$(553)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A.	BZDIOVRA	Receive	9.60%	1/2/19	BRL	23,335,000	$(214,020)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	6,212,000	96,236
Barclays Bank plc	BZDIOVRA	Receive	7.29%	1/2/19	BRL	36,952,000	(19,295)
Barclays Bank plc	BZDIOVRA	Pay	9.51%	1/2/23	BRL	6,115,000	(39,686)
Morgan Stanley	BZDIOVRA	Receive	8.71%	1/2/19	BRL	11,961,000	(64,971)
Morgan Stanley	BZDIOVRA	Pay	10.24%	1/2/23	BRL	3,525,000	21,039
Morgan Stanley	BZDIOVRA	Receive	7.51%	1/2/19	BRL	25,160,000	(29,390)
							$(250,087)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt	KRW	-	South Korean Won
ARS	-	Argentine Peso	LIBOR	-	London Interbank Offered Rate
AUD	-	Australian Dollar	LIQ FAC	-	Liquidity Facilities
BRL	-	Brazilian Real	LOC	-	Letter of Credit
BZDIOVRA	-	Brazil Interbank Deposit Rate	MTN	-	Medium Term Note
CAD	-	Canadian Dollar	MXN	-	Mexican Peso
CDX	-	Credit Derivatives Indexes	MYR	-	Malaysian Ringgit
CHF	-	Swiss Franc	NOK	-	Norwegian Krone
CLP	-	Chilean Peso	NVDR	-	Non-Voting Depositary Receipt
COP	-	Colombian Peso	NZD	-	New Zealand Dollar
CVA	-	Certificaten Van Aandelen	PEN	-	Peruvian Sol
CZK	-	Czech Koruna	PHP	-	Philippine Peso
DKK	-	Danish Krone	PIK	-	Payment in Kind
EUR	-	Euro	PLN	-	Polish Zloty
FHLB	-	Federal Home Loan Bank	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
FHLMC	-	Federal Home Loan Mortgage Corporation	RUB	-	Russian Ruble
FNMA	-	Federal National Mortgage Association	SBBPA	-	Standby Bond Purchase Agreement
GBP	-	British Pound	SEK	-	Swedish Krona
GDR	-	Global Depositary Receipt	SEQ	-	Sequential Payer
GNMA	-	Government National Mortgage Association	SGD	-	Singapore Dollar
GO	-	General Obligation	THB	-	Thai Baht
HKD	-	Hong Kong Dollar	TRY	-	Turkish Lira
HUF	-	Hungarian Forint	TWD	-	Taiwanese Dollar
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
INR	-	Indian Rupee	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen	ZAR	-	South African Rand

† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $50,702,433, which represented 3.9% of total net assets.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Security is in default.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $763,801.

(7)	Final maturity date indicated, unless otherwise noted.

(8)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(9)	Forward commitment. Settlement date is indicated.

(10)	Security is a zero-coupon bond.

(11)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2017
Assets
Investment securities, at value (cost of $1,078,909,598)	$1,308,568,838
Foreign currency holdings, at value (cost of $101,322)	101,406
Deposits with broker for swap agreements	308,537
Foreign deposits with broker for futures contracts, at value (cost of $33,192)	36,375
Receivable for investments sold	8,962,645
Receivable for capital shares sold	312,602
Receivable for variation margin on futures contracts	298
Receivable for variation margin on swap agreements	9,188
Unrealized appreciation on forward foreign currency exchange contracts	1,297,774
Swap agreements, at value	117,275
Dividends and interest receivable	4,408,625
Other assets	15,325
1,324,138,888

Liabilities
Disbursements in excess of demand deposit cash	500,131
Payable for investments purchased	27,984,355
Payable for capital shares redeemed	1,983,725
Payable for variation margin on futures contracts	33,995
Unrealized depreciation on forward foreign currency exchange contracts	1,154,918
Swap agreements, at value (including net premiums paid (received) of $1,645)	367,915
Accrued management fees	1,091,619
Distribution and service fees payable	181,736
Accrued foreign taxes	160,232
Accrued other expenses	8,775
33,467,401

Net Assets	$1,290,671,487

Net Assets Consist of:
Capital (par value and paid-in surplus)	$971,806,755
Undistributed net investment income	1,742,702
Undistributed net realized gain	87,713,693
Net unrealized appreciation	229,408,337
$1,290,671,487

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$523,240,736	69,636,295	$7.51
I Class, $0.01 Par Value	$135,617,859	18,041,692	$7.52
A Class, $0.01 Par Value	$398,519,441	53,189,891	$7.49*
C Class, $0.01 Par Value	$97,269,394	13,117,146	$7.42
R Class, $0.01 Par Value	$50,395,092	6,758,364	$7.46
R5 Class, $0.01 Par Value	$5,472	728	$7.52
R6 Class, $0.01 Par Value	$85,623,493	11,400,406	$7.51
*Maximum offering price $7.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $694,685)	$18,783,996
Interest	13,300,495
32,084,491

Expenses:
Management fees	14,390,019
Distribution and service fees:
A Class	1,065,584
C Class	1,022,143
R Class	260,833
Directors' fees and expenses	43,148
Other expenses	114,133
16,895,860

Net investment income (loss)	15,188,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $29,773)	122,376,738
Forward foreign currency exchange contract transactions	419,385
Futures contract transactions	(93,240)
Swap agreement transactions	490,374
Foreign currency translation transactions	(47,946)
123,145,311

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(159,253))	65,496,098
Forward foreign currency exchange contracts	(3,272,288)
Futures contracts	(31,585)
Swap agreements	(383,224)
Translation of assets and liabilities in foreign currencies	116,163
61,925,164

Net realized and unrealized gain (loss)	185,070,475

Net Increase (Decrease) in Net Assets Resulting from Operations	$200,259,106

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2017 AND NOVEMBER 30, 2016
Increase (Decrease) in Net Assets	November 30, 2017	November 30, 2016
Operations
Net investment income (loss)	$15,188,631	$16,789,501
Net realized gain (loss)	123,145,311	27,070,565
Change in net unrealized appreciation (depreciation)	61,925,164	6,181,593
Net increase (decrease) in net assets resulting from operations	200,259,106	50,041,659

Distributions to Shareholders
From net investment income:
Investor Class	(7,234,108)	(6,329,924)
I Class	(2,828,701)	(3,089,872)
A Class	(4,513,083)	(3,735,948)
C Class	(466,188)	(298,255)
R Class	(439,882)	(269,299)
R5 Class	(44)	—
R6 Class	(1,483,111)	(748,063)
From net realized gains:
Investor Class	(6,815,126)	(41,011,983)
I Class	(2,219,335)	(17,220,342)
A Class	(5,400,813)	(32,026,445)
C Class	(1,271,860)	(7,878,800)
R Class	(649,685)	(3,370,686)
R6 Class	(856,845)	(2,716,709)
Decrease in net assets from distributions	(34,178,781)	(118,696,326)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(352,116,430)	(78,277,084)

Net increase (decrease) in net assets	(186,036,105)	(146,931,751)

Net Assets
Beginning of period	1,476,707,592	1,623,639,343
End of period	$1,290,671,487	$1,476,707,592

Undistributed net investment income	$1,742,702	$2,223,148

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2017

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2017 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.90% to 1.10%	1.07%
I Class	0.70% to 0.90%	0.87%
A Class	0.90% to 1.10%	1.07%
C Class	0.90% to 1.10%	1.07%
R Class	0.90% to 1.10%	1.07%
R5 Class	0.70% to 0.90%	0.87%
R6 Class	0.55% to 0.75%	0.72%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $13,868,796 and $11,085,958, respectively. The effect of interfund transactions on the Statement of Operations was $1,481,621 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $1,117,117,423, of which $348,197,680 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended November 30, 2017 totaled $1,486,335,277, of which $389,295,027 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2017(1)		Year ended November 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		750,000,000
Sold	12,920,825	$90,675,133	9,650,979	$62,633,858
Issued in reinvestment of distributions	2,038,633	13,903,568	7,315,353	46,833,411
Redeemed	(31,462,012)	(221,849,064)	(23,447,616)	(153,540,470)
	(16,502,554)	(117,270,363)	(6,481,284)	(44,073,201)
I Class/Shares Authorized	380,000,000		400,000,000
Sold	6,154,728	43,137,167	6,160,737	40,306,124
Issued in reinvestment of distributions	736,588	5,035,400	3,169,738	20,295,351
Redeemed	(20,831,687)	(147,212,919)	(15,088,931)	(98,592,206)
	(13,940,371)	(99,040,352)	(5,758,456)	(37,990,731)
A Class/Shares Authorized	670,000,000		650,000,000
Sold	6,565,906	45,900,836	11,798,982	76,356,489
Issued in reinvestment of distributions	1,426,375	9,671,984	5,492,296	35,032,891
Redeemed	(23,367,563)	(163,749,544)	(21,315,773)	(138,210,359)
	(15,375,282)	(108,176,724)	(4,024,495)	(26,820,979)
C Class/Shares Authorized	160,000,000		150,000,000
Sold	1,030,907	7,150,520	1,484,066	9,541,583
Issued in reinvestment of distributions	251,497	1,676,528	1,237,265	7,832,786
Redeemed	(4,321,833)	(30,090,888)	(4,179,728)	(26,797,522)
	(3,039,429)	(21,263,840)	(1,458,397)	(9,423,153)
R Class/Shares Authorized	90,000,000		70,000,000
Sold	972,450	6,761,626	1,951,844	12,587,215
Issued in reinvestment of distributions	159,071	1,071,635	566,588	3,595,176
Redeemed	(2,506,262)	(17,499,349)	(1,931,736)	(12,541,648)
	(1,374,741)	(9,666,088)	586,696	3,640,743
R5 Class/Shares Authorized	50,000,000		N/A
Sold	722	5,000
Issued in reinvestment of distributions	6	44
	728	5,044
R6 Class/Shares Authorized	150,000,000		70,000,000
Sold	10,337,985	71,479,267	6,786,620	44,485,357
Issued in reinvestment of distributions	340,880	2,339,956	540,186	3,464,772
Redeemed	(9,971,031)	(70,523,330)	(1,780,405)	(11,559,892)
	707,834	3,295,893	5,546,401	36,390,237
Net increase (decrease)	(49,523,815)	$(352,116,430)	(11,589,535)	$(78,277,084)

(1)	April 10, 2017 (commencement of sale) through November 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$595,056,129	$222,796,489	—
Corporate Bonds	—	138,784,296	—
U.S. Treasury Securities	—	127,840,886	—
U.S. Government Agency Mortgage-Backed Securities	—	55,668,511	—
Sovereign Governments and Agencies	—	46,979,361	—
Municipal Securities	—	31,234,144	—
Collateralized Mortgage Obligations	—	17,996,839	—
Commercial Mortgage-Backed Securities	—	14,327,838	—
Asset-Backed Securities	—	11,608,333	—
Commercial Paper	—	11,541,223	—
Exchange-Traded Funds	6,168,129	—	—
U.S. Government Agency Securities	—	3,629,672	—
Convertible Preferred Stocks	—	83,859	—
Temporary Cash Investments	24,306,191	546,938	—
	$625,530,449	$683,038,389	—
Other Financial Instruments
Futures Contracts	$25,540	$27,781	—
Swap Agreements	—	763,228	—
Forward Foreign Currency Exchange Contracts	—	1,297,774	—
	$25,540	$2,088,783	—

Liabilities
Other Financial Instruments
Futures Contracts	$106,511	$21,533	—
Swap Agreements	—	367,915	—
Forward Foreign Currency Exchange Contracts	—	1,154,918	—
	$106,511	$1,544,366	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,507,500.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $83,160,272.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $21,327,613 futures contracts purchased and $6,024,596 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $19,740,230.

Value of Derivative Instruments as of November 30, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$9,188	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	—	Swap agreements	$553
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,297,774	Unrealized depreciation on forward foreign currency exchange contracts	1,154,918
Interest Rate Risk	Receivable for variation margin on futures contracts*	298	Payable for variation margin on futures contracts*	33,995
Interest Rate Risk	Swap agreements	117,275	Swap agreements	367,362
		$1,424,535		$1,556,828
* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$490,374	Change in net unrealized appreciation (depreciation) on swap agreements	$(133,137)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(23,604)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	419,385	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,272,288)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(69,636)	Change in net unrealized appreciation (depreciation) on futures contracts	(31,585)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(250,087)
		$816,519		$(3,687,097)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 19, 2017, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 18, 2017 of $0.6506 for the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 26, 2017, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 22, 2017:

Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0479	$0.0518	$0.0431	$0.0284	$0.0382	$0.0519	$0.0548

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$16,965,117	$14,471,361
Long-term capital gains	$17,213,664	$104,224,965

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital paid in $15,882,384, undistributed net investment income $1,296,040, and undistributed net realized gain $(17,178,424).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,095,602,288
Gross tax appreciation of investments	$225,716,793
Gross tax depreciation of investments	(12,750,243)
Net tax appreciation (depreciation) of investments	212,966,550
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(405,409)
Net tax appreciation (depreciation)	$212,561,141
Other book-to-tax adjustments	$(510,589)
Undistributed ordinary income	$23,375,068
Accumulated long-term gains	$83,439,112

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.20%	81%	$523,241
2016	$6.97	0.08	0.14	0.22	(0.07)	(0.45)	(0.52)	$6.67	3.49%	1.07%	1.22%	82%	$574,968
2015	$7.67	0.07	(0.13)	(0.06)	(0.04)	(0.60)	(0.64)	$6.97	(0.56)%	1.06%	0.97%	88%	$645,785
2014	$7.75	0.07	0.53	0.60	(0.07)	(0.61)	(0.68)	$7.67	8.46%	1.06%	0.92%	69%	$714,110
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
I Class(3)
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	1.40%	81%	$135,618
2016	$6.97	0.09	0.15	0.24	(0.08)	(0.45)	(0.53)	$6.68	3.86%	0.87%	1.42%	82%	$213,502
2015	$7.68	0.08	(0.13)	(0.05)	(0.06)	(0.60)	(0.66)	$6.97	(0.50)%	0.86%	1.17%	88%	$263,207
2014	$7.75	0.08	0.54	0.62	(0.08)	(0.61)	(0.69)	$7.68	8.82%	0.86%	1.12%	69%	$289,676
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268
A Class
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	0.95%	81%	$398,519
2016	$6.95	0.06	0.15	0.21	(0.05)	(0.45)	(0.50)	$6.66	3.38%	1.32%	0.97%	82%	$456,392
2015	$7.66	0.05	(0.13)	(0.08)	(0.03)	(0.60)	(0.63)	$6.95	(0.90)%	1.31%	0.72%	88%	$504,771
2014	$7.74	0.05	0.53	0.58	(0.05)	(0.61)	(0.66)	$7.66	8.22%	1.31%	0.67%	69%	$606,035
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	0.20%	81%	$97,269
2016	$6.91	0.01	0.15	0.16	(0.02)	(0.45)	(0.47)	$6.60	2.55%	2.07%	0.22%	82%	$106,604
2015	$7.64	—(4)	(0.13)	(0.13)	—(4)	(0.60)	(0.60)	$6.91	(1.57)%	2.06%	(0.03)%	88%	$121,748
2014	$7.74	(0.01)	0.53	0.52	(0.01)	(0.61)	(0.62)	$7.64	7.33%	2.06%	(0.08)%	69%	$128,076
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
R Class
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	0.70%	81%	$50,395
2016	$6.93	0.05	0.13	0.18	(0.03)	(0.45)	(0.48)	$6.63	2.98%	1.57%	0.72%	82%	$53,902
2015	$7.64	0.03	(0.12)	(0.09)	(0.02)	(0.60)	(0.62)	$6.93	(1.04)%	1.56%	0.47%	88%	$52,262
2014	$7.72	0.03	0.54	0.57	(0.04)	(0.61)	(0.65)	$7.64	8.02%	1.56%	0.42%	69%	$49,716
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052
R5 Class
2017(5)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(6)	1.46%(6)	81%(7)	$5
R6 Class
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	1.55%	81%	$85,623
2016	$6.97	0.10	0.14	0.24	(0.09)	(0.45)	(0.54)	$6.67	3.86%	0.72%	1.57%	82%	$71,340
2015	$7.67	0.09	(0.12)	(0.03)	(0.07)	(0.60)	(0.67)	$6.97	(0.20)%	0.71%	1.32%	88%	$35,867
2014	$7.75	0.08	0.55	0.63	(0.10)	(0.61)	(0.71)	$7.67	8.84%	0.71%	1.27%	69%	$8,420
2013(8)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(6)	1.17%(6)	74%(9)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per share amount was less than $0.005.

(5)	April 10, 2017 (commencement of sale) through November 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(8)	July 26, 2013 (commencement of sale) through November 30, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2018

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	69	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	69	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	69	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	69	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	69	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	69	Euronet Worldwide Inc. and MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	69	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	69	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by the Fund and the Advisor regarding financial intermediaries, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed during the year to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The

Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board discussed with the Advisor the factors that impacted the level of the fee in relation to its peers and accepted the Advisor's explanation of such factors. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Strategic Asset Allocations, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$2,127,079,770	$134,155,587
Barry Fink	$2,126,743,433	$134,491,924
Jan M. Lewis	$2,126,069,749	$135,165,608
Stephen E. Yates	$2,126,696,429	$134,538,928
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2017.

For corporate taxpayers, the fund hereby designates $10,895,536, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $29,423,141, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2017.

The fund hereby designates $2,126,620 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2017.

The fund utilized earnings and profits of $15,882,725 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 1801

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $137,967
FY 2017:    $132,100

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0

FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $829,350
FY 2017:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
Name: Jonathan S. Thomas
Title: President
(principal executive officer)

Date:	January 25, 2018

By:	/s/ C. Jean Wade
Name: C. Jean Wade
Title: Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 25, 2018